As filed with the Securities and Exchange Commission on August 8, 2005
                                                             File No. 333-126832

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       /X/ Pre-Effective Amendment No. 1
                       /_/ Post-Effective Amendment No. __


                              ASSET MANAGEMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                       230 WEST MONROE STREET, SUITE 2810
                             CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 214-1410

                                -----------------

                               ED E. SAMMONS, JR.
                                    PRESIDENT
                              ASSET MANAGEMENT FUND
                       230 WEST MONROE STREET, SUITE 2810
                             CHICAGO, ILLINOIS 60605
                     (Name and Address of Agent for Service)

                                    Copy to:

                                CATHY G. O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                -----------------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective on August 22, 2005 pursuant to Rule 488.

         Title of securities being registered: Units of beneficial interest of the Registrant.

         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                              BANK INVESTMENT FUND

                                 75 PARK PLAZA
                        BOSTON, MASSACHUSETTS 02116-3934
                           TELEPHONE: (617) 695-0415


                                 AUGUST 22, 2005


Dear Shareholders:

         I am pleased to inform you that the Board of Directors and the Incorporators of the Bank Investment Fund have approved the reorganization transaction described in the enclosed Information Statement/Prospectus. Fund One shareholders will receive shares of Short U.S. Government Fund and Liquidity Fund shareholders will receive shares of Money Market Fund in reorganization transactions intended to be tax-free transactions under the Internal Revenue Code. You do not need to complete any proxy card or take any other action to approve this transaction.

         For the past 20 years, the Bank Investment Fund has been pleased to offer and provide mutual fund investment products to you, our participating and eligible banks, through Fund One and Liquidity Fund. All of us at the Bank Investment Fund value the friendships we have made and the business support that you have provided to us. When the Bank Investment Fund was chartered in 1985 there were few investment options available to community banks in Massachusetts and the Bank Investment Fund filled that need. We are proud of the contributions that the Bank Investment Fund has made to the Massachusetts banking community during its existence.


         Our funds have operated for the past 20 years without the use of an investment adviser, resulting in lower expense ratios for our participating banks. But investment volume decline in both Fund One and Liquidity Fund, which began in 2003 and continued to the present, led to increases in the ratios of expenses to average net assets in 2004 and 2005, despite budget expense reductions. While investment adviser-managed funds have waived management fees to reduce shareholder expenses, Bank Investment Fund can only reduce fees by reducing direct expenses. For the current year, The Co-operative Central Bank waived its right to receive rent from Bank Investment Fund, reducing direct expenses further. But even with this concession, the expenses of Fund One and Liquidity Fund have continued to increase as a result of declining volume.


         For this reason, and for a variety of other reasons, the Board of Directors of the Bank Investment Fund determined that it would be in the best interests of Fund One and Liquidity Fund to combine these funds with Short U.S. Government Fund and Money Market Fund, mutual funds managed by Shay Assets Management, Inc. Shay Assets Management is a registered investment adviser that has been providing investment products to financial institutions since 1981. It currently counts a large number of banks as investors in the mutual funds it manages. Short U.S. Government Fund and Money Market Fund provide financial institutions with investments that are comparable to the funds offered by Bank Investment Fund.

         Although Short U.S. Government Fund and Money Market Fund are comparable to Fund One and Liquidity Fund, there are differences. I urge you to read carefully the enclosed Information Statement/Prospectus for information pertaining to the differences between the funds and other important information relative to your investment in such funds.

         Account information forms for Short U.S. Government Fund and Money Market Fund are also enclosed. Please complete the forms, as applicable, and return them to us in the enclosed reply envelope and we will forward them to Shay Assets Management for your account information. Processing purchases and redemption of shares in either of these funds should, on or after [DATE] be directed to Shay Assets Management at 1-800-527-3713. Please do not hesitate to call Susan Ellis or me at 617-695-0415 should you have any questions, comments or concerns.

                                        Very truly yours,

                                        William F. Casey, Jr.
                                        President, Bank Investment Fund

                        INFORMATION STATEMENT/PROSPECTUS
                                 AUGUST 22, 2005


                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                           FUND ONE AND LIQUIDITY FUND
                       EACH A FUND OF BANK INVESTMENT FUND
                                  75 PARK PLAZA
                        BOSTON, MASSACHUSETTS 02116-3934
                                 (617) 695-0415

           BY AND IN EXCHANGE FOR SHARES OF SHORT U.S. GOVERNMENT FUND
                       AND MONEY MARKET FUND, RESPECTIVELY
                     EACH A SERIES OF ASSET MANAGEMENT FUND
                       230 WEST MONROE STREET, SUITE 2810
                             CHICAGO, ILLINOIS 60605
                                 (312) 214-1410

         This Information Statement/Prospectus is furnished in connection with an Agreement and Plan of Reorganization, which is attached hereto as Exhibit A (the "Reorganization Agreement"), between Bank Investment Fund ("BIF"), on behalf of its funds Fund One and Liquidity Fund, and Asset Management Fund ("AMF"), on behalf of its series Short U.S. Government Fund and Money Market Fund. Under the Reorganization Agreement, (1) the assets and stated liabilities of Fund One will be transferred to, and in exchange for shares of, Short U.S. Government Fund and the assets and stated liabilities of Liquidity Fund will be transferred to, and in exchange for Class I Shares of, Money Market Fund; (2) the shares so received will be distributed to shareholders of Fund One and Liquidity Fund; and (3) Fund One and Liquidity Fund will be terminated as soon as practicable thereafter (each, a "Reorganization"). Fund One and Liquidity Fund are each referred to as an "Acquired Fund" and collectively as the "Acquired Funds" or "BIF Funds." Short U.S. Government Fund and Money Market Fund are each referred to as an "Acquiring Fund" and collectively as the "Acquiring Funds" or "AMF Funds." The Acquired Funds and the Acquiring Funds are each referred to as a "Fund" and collectively as the "Funds."


         This Information Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Funds should know about the Reorganizations, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated August 22, 2005, relating to this Information Statement/Prospectus and the Reorganizations and including certain financial information about the Funds has been filed with the SEC and is incorporated in its entirety into this Information Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to AMF at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606, or by calling toll-free (800) 527-3713.


         No vote of shareholders will be taken with respect to the Reorganizations. We are not asking you for a proxy and you are requested not to send us a proxy.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         The Reorganization Agreement provides that the Acquired Funds will each transfer all of their assets and stated liabilities to the applicable Acquiring Fund in exchange for shares of the applicable Acquiring Fund in an amount equal in value to the aggregate net assets of the applicable Acquired Fund. These transfers are expected to occur immediately after the close of regular trading on the New York Stock Exchange (the "Effective Time") on August 26, 2005 (the "Closing Date").

         Immediately after the transfer of each Acquired Fund's assets and stated liabilities, each Acquired Fund will make a liquidating distribution to its shareholders of the Acquiring Fund shares received, so that a holder of shares in an Acquired Fund at the Effective Time of the Reorganization will receive a number of shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Effective Time. At the Effective Time, shareholders of Fund One will become shareholders of Short U.S. Government Fund and shareholders of Liquidity Fund will become shareholders of Money Market Fund. Each Acquired Fund will then be terminated.

         BIF and AMF are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         For a more detailed discussion of the investment objective, strategies and risks of Fund One and Liquidity Fund, see Part A of BIF's registration statement and statement of additional information dated March 30, 2005, which have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus insofar as they relate to Fund One and Liquidity Fund. No other parts of Part A of BIF's registration statement or statement of additional information are incorporated herein. Copies of Part A of BIF's registration statement and its statement of additional information are available upon request and without charge by calling BIF at (617) 695-0415 or AMF at (800) 527-3713.


         For a more detailed discussion of the investment objective, strategies and risks of Short U.S. Government Fund and Money Market Fund, see the Funds' current prospectus and statement of additional information dated March 1, 2005, as supplemented, which have been filed with the SEC and are incorporated by reference into this Information Statement/Prospectus insofar as they relate to Short U.S. Government Fund and Money Market Fund. No other parts of the prospectus or statement of additional information are incorporated herein. A copy of the prospectus for Short U.S. Government Fund and Money Market Fund accompanies this Information Statement/Prospectus. Copies of the Short U.S. Government Fund and Money Market Fund statement of additional information are available upon request and without charge by calling AMF at (800) 527-3713.

                                TABLE OF CONTENTS

                                                                            PAGE


Synopsis.......................................................................1
Principal Risks...............................................................13
Investment Advisory Arrangements..............................................14
Information Relating to the Reorganizations...................................14
Federal Income Tax Consequences of the Reorganizations........................15
Capitalization................................................................16
Reasons for the Reorganizations...............................................16
Shareholder Rights............................................................17
Additional Information........................................................19
Shareholder Inquiries.........................................................22



Exhibit A - Agreement and Plan of Reorganization

                                    SYNOPSIS

         This Synopsis is designed to allow you to compare the investment objectives, strategies and restrictions, current fees, purchase, exchange and redemption procedures and dividend policies of Fund One and Liquidity Fund with those of Short U.S. Government Fund and Money Market Fund. It is a summary of certain information contained elsewhere in this Information Statement/Prospectus, or incorporated by reference into this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully. For more complete information, please read the enclosed prospectus.

THE REORGANIZATIONS

         BACKGROUND. Pursuant to the Reorganization Agreement, the Acquired Funds will each transfer all of their assets and stated liabilities to the Acquiring Funds solely in exchange for shares of the applicable Acquiring Fund. Each Acquired Fund will distribute the shares that it receives to its shareholders and will then be terminated. The result of the Reorganizations is that shareholders of Fund One will become shareholders of Short U.S. Government Fund and shareholders of Liquidity Fund will become shareholders of Money Market Fund. No sales charges will be imposed in connection with the Reorganizations.

         The Board of Directors of BIF, including the Directors who are not "interested persons" within the meaning of Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), considered the Reorganizations at a meeting held on July 18, 2005. After a review of each Reorganization and for the reasons set forth below (see "Reasons for the Reorganizations"), the Board has concluded that the Reorganizations would be in the best interests of each Acquired Fund, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. The Board of Incorporators of BIF considered and approved the Reorganizations at a meeting held on July 19, 2005.

         TAX CONSEQUENCES. Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If each Reorganization so qualifies, neither of the Acquired Funds nor their respective shareholders will recognize gain or loss in the transactions contemplated by such Reorganization. As a condition to the closing of the Reorganizations, BIF and AMF will receive an opinion from BIF's counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

         DISTRIBUTIONS. Before the Reorganizations, each Acquired Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

BIF AND AMF

         BIF is an open-end management investment company, which privately offers redeemable shares in two different funds. BIF is a corporation organized effective April 7, 1985 pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended).

         AMF is an open-end management investment company, which publicly offers redeemable shares in six different series. AMF is a Delaware statutory trust organized under a Declaration of Trust dated July 22, 1999. AMF was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund.

INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         This section will help you compare the investment objectives, principal investment strategies and restrictions of each Acquiring Fund with its corresponding Acquired Fund. Please be aware that this is only a brief discussion. More complete information may be found in the AMF Funds' prospectus or Part A of the BIF Funds' registration statement.

                     FUND ONE AND SHORT U.S. GOVERNMENT FUND

         Fund One and Short U.S. Government Fund have a substantially similar investment objective. Both Funds seek to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Short U.S. Government Fund in addition considers the differing average maturity of investments held by the Fund. While these Funds have substantially the same investment objective, there are some differences in their investment strategies.

         Short U.S. Government Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund invests only in high quality and variable rate assets (including repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks) and under normal circumstances, invests at least 80% of its net assets in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Other investments include eligible bankers' acceptances with maturities of ninety days or less issued by Federal Deposit Insurance Corporation ("FDIC") insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions. Under normal market and interest rate conditions, Short U.S. Government Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note and a maximum duration equal to that of 3-Year U.S. Treasury Note. Short U.S. Government Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

         Fund One invests principally in short and intermediate term marketable debt securities issued by the United States Government or by agencies of the United States, repurchase agreements, reverse repurchase agreements and money market instruments. The categories of those securities include, but may not be limited to (1) certificates of deposit due from any trust company, national banking association or banking company, (2) bonds and other direct obligations of the United States or such obligations as are unconditionally guaranteed as to principal and interest by the United States, (3) federal agency obligations which have unexpired terms of five years or less, (4) repurchase agreements, and
(5) certain common money market instruments. Unlike Short U.S. Government Fund, Fund One may enter into reverse repurchase agreements to meet short-term liquidity needs of the Fund. These agreements may not be in excess of three Business Days. Fund One also maintains cash on hand and in checking accounts due from banks.

         The fundamental investment policies of Short U.S. Government Fund, which may not be changed without a shareholder vote, are similar to the investment restrictions of Fund One. However, there are some differences. Short U.S. Government Fund may not purchase or sell real estate mortgage loans, real estate investment trust securities, or oil or gas interests. Fund One, on the other hand, is authorized to acquire certain real estate mortgage loans and to acquire real estate for sale or other disposal incidental or necessary to serving such real estate mortgage loans, although it currently is not exercising its authority. Fund One's investment policies restrict the Fund from investing in shares of common or preferred stock or in foreign investments of any kind. Short U.S. Government Fund does not have a policy with respect to foreign investments but generally does not invest in securities of foreign issuers. Short U.S. Government Fund may not purchase securities on margin or make short sales of securities or write put or call options. Fund One does not have a policy with respect to those investment techniques.

                      LIQUIDITY FUND AND MONEY MARKET FUND

         Liquidity Fund and Money Market Fund have a substantially similar investment objective. Both Funds seek to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund is managed to keep its share price stable although there is no assurance that the Fund will be successful in doing so. While these Funds have substantially the same investment objective and invest in similar types of securities, there are some differences in their permissible investments.

         Money Market Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars and have minimum credit risk. Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions.

         Liquidity Fund invests principally in short-term marketable debt securities issued by the U.S. Government or by agencies of the United States, bank money instruments, repurchase agreements, short-term corporate debt instruments and commercial paper. Unlike Money Market Fund, Liquidity Fund may invest in reverse repurchase agreements. Liquidity Fund also maintains cash on hand and in checking accounts due from banks.

         Both Funds seek to maintain a dollar-weighted average maturity of 90 days or less. Money Market Fund limits its investments to those with remaining maturities of 397 days or less. Liquidity Fund limits its investments to those with original maturities or remaining maturities of 397 days or less.

         The fundamental investment policies of Money Market Fund, which may not be changed without a shareholder vote, are similar to the investment restrictions of Liquidity Fund. However, there are some differences. Money Market Fund may not purchase or sell real estate mortgage loans, real estate investment trust securities, or oil or gas interests. Liquidity Fund, on the other hand, is authorized to acquire certain real estate mortgage loans and to acquire real estate for sale or other disposal incidental or necessary to serving such real estate mortgage loans, although it currently is not exercising its authority. Liquidity Fund's investment policies restrict the Fund from investing in shares of common or preferred stock or in foreign investments of any kind. Money Market Fund does not have a policy with respect to foreign investments but generally does not invest in securities of foreign issuers. Money Market Fund may not purchase securities on margin or make short sales of securities or write put or call options. Liquidity Fund does not have a policy with respect to those investment techniques.

PERFORMANCE

                     FUND ONE AND SHORT U.S. GOVERNMENT FUND

         The following bar charts and table provide an illustration of how the performance of Fund One and Short U.S. Government Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Each Fund's past performance (before and after taxes) does not necessarily indicate how the Funds or combined fund will perform in the future. The bar charts and table assume reinvestment of dividends and distributions.

                         FUND ONE ANNUAL RETURNS FOR THE
                             YEARS ENDED DECEMBER 31

                              [FUND ONE BAR CHART]

                                        ANNUAL RETURN
                                        -------------

                           1995            12.78%
                           1996             4.10%
                           1997             7.12%
                           1998             6.32%
                           1999             2.40%
                           2000             8.59%
                           2001             6.91%
                           2002             4.20%
                           2003             1.58%
                           2004             0.71%


         During the periods shown in the bar chart, the highest return for a quarter was 18.1% (for the quarter ended June 30, 1995) and the lowest return for a quarter was -4.7% (for the quarter ended June 30, 2004). The Fund's return for the quarter ended June 30, 2005 was 2.55%.

                           SHORT U.S. GOVERNMENT FUND
                 ANNUAL RETURNS FOR THE YEARS ENDED DECEMBER 31

                        [SHORT U.S. GOVERNMENT BAR CHART]

                                        ANNUAL RETURN
                                        -------------

                           1995            11.35%
                           1996             3.61%
                           1997             6.25%
                           1998             6.60%
                           1999             2.38%
                           2000             7.74%
                           2001             7.35%
                           2002             4.63%
                           2003             1.87%
                           2004             1.46%


         During the periods shown in the bar chart, the highest return for a quarter was 3.44% (for the quarter ended June 30, 1995) and the lowest return for a quarter was -1.13% (for the quarter ended June 30, 2004). The Fund's return for the quarter ended June 30, 2005 was 1.23%.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004


         The following table compares the Funds' average annual returns for the periods ended December 31, 2004 to broad-based securities market indices (which, unlike the Funds have no fees or expenses). The table also includes returns for the six-month period ended June 30, 2005.




                     FUND                        SIX MONTHS(1)        1 YEAR           5 YEARS         10 YEARS
--------------------------------------------     -------------        ------           -------         --------
Fund One
   Return Before Taxes......................         1.94%            0.71%             4.35%           5.41%
   Return After Taxes on Distributions(2)...          N/A              N/A               N/A             N/A
   Return After Taxes on Distributions and
      Sale of Fund Shares(2)................          N/A              N/A               N/A             N/A
Short U.S. Government Fund
   Return Before Taxes......................         2.62%            1.46%             4.58%           5.28%
   Return After Taxes on Distributions(2)...         1.36%            0.45%             3.00%           3.28%
   Return After Taxes on Distributions and
      Sale of Fund Shares(2)................         1.70%            0.94%             2.94%           3.26%
Merrill Lynch Government/Agency 1-3 Index(3)         1.88%            0.99%             5.04%           5.78%
The Lehman Short Government 1-3 Year
   Index(4).................................         1.89%            1.06%             5.11%           5.79%

---------------------
(1)      Returns are for six-month period ended June 30, 2005, annualized.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.
(3) Merrill Lynch Government/Agency 1-3 Index is a broad based market index of U.S. Government and federal agency securities produced by Merrill Lynch & Co., Inc. The index reflects no deduction for fees, expenses or taxes.
(4) The Lehman Short Government 1-3 Year Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The index reflects no deduction for fees, expenses or taxes.

                      LIQUIDITY FUND AND MONEY MARKET FUND

         The following bar charts and table provide an illustration of how the performance of Liquidity Fund and Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Each Fund's past performance (before and after taxes) does not necessarily indicate how the Funds or the combined fund will perform in the future. The bar charts and table assume reinvestment of dividends and distributions.

                      LIQUIDITY FUND ANNUAL RETURNS FOR THE
                             YEARS ENDED DECEMBER 31

                              [LIQUIDITY BAR CHART]

                                        ANNUAL RETURN
                                        -------------

                           1995             5.86%
                           1996             5.38%
                           1997             5.52%
                           1998             5.44%
                           1999             5.00%
                           2000             6.31%
                           2001             4.17%
                           2002             1.85%
                           2003             1.09%
                           2004             1.13%



         During the periods shown in the bar chart, the highest annual rate of return for a quarter was 6.70% (for the quarter ended September 30, 2000) and the lowest annual rate of return for a quarter was 0.88% (for the quarter ended March 31, 2004). The Fund's return for the quarter ended June 30, 2005 was 2.50%.

                        MONEY MARKET FUND CLASS I SHARES
                 ANNUAL RETURNS FOR THE YEARS ENDED DECEMBER 31

                          [MONEY MARKET FUND BAR CHART]

                                        ANNUAL RETURN
                                        -------------

                           1995             5.69%
                           1996             5.19%
                           1997             5.32%
                           1998             5.25%
                           1999             5.04%
                           2000             6.10%
                           2001             3.73%
                           2002             1.42%
                           2003             0.94%
                           2004             1.19%


         During the periods shown in the bar chart, the highest return for a quarter was 1.57% (for the quarter ended December 31, 2000) and the lowest return for a quarter was 0.21% (for the quarter ended June 30, 2004). The Fund's return for the quarter ended June 30, 2005 was 0.67%.



                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004


         The following table compares the Funds' average annual returns for the periods ended December 31, 2004. The table also includes returns for the six-month period ended June 30, 2005.


                     FUND                        SIX MONTHS(1)        1 YEAR           5 YEARS         10 YEARS
--------------------------------------------     -------------        ------           -------         --------
Liquidity Fund..............................         2.29%            1.13%             2.89%           4.16%
Money Market Fund, Class I Shares...........         2.48%            1.19%             2.66%           3.97%

---------------------
(1) Returns are for six-month period ended June 30, 2005, annualized.

                       7-DAY YIELD ENDED ON AUGUST 1, 2005

         The following table compares the Funds' 7-day yield ended on August 1, 2005.




                     FUND                            7-DAY YIELD
--------------------------------------------         -----------
Liquidity Fund..............................            2.84%
Money Market Fund, Class I Shares...........            3.08%


         The Funds' yield fluctuates as a result of numerous factors. Therefore, the yield stated above is not necessarily representative of the Funds' or combined fund's future yield. For Fund One's current 7-day yield information, please call (617) 695-0419. For Money Market Fund's current 7-day yield information, please call (800) 527-3713.

FEES AND EXPENSES


         The following comparative fee tables show the fees for each Acquiring Fund and its corresponding Acquired Fund. The pro forma tables show each Acquiring Fund's estimated fees after the Reorganization, assuming at least $38 million in assets transfers to Short U.S. Government Fund and at least $67 million in assets transfers to Money Market Fund.


                     FUND ONE AND SHORT U.S. GOVERNMENT FUND

         Shareholders of Fund One and Short U.S. Government Fund do not pay any sales loads or redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     FUND ONE                       SHORT U.S. GOVERNMENT FUND
                                        ------------------------------------   -----------------------------------     PRO FORMA-
                                        SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED        SHORT U.S.
                                         JUNE 30, 2005     DECEMBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004  GOVERNMENT FUND
                                        ----------------   -----------------   ----------------   ----------------  ---------------


Management Fee.....................           0.00%              0.00%               0.25%              0.25%             0.25%
12b-1 Fees.........................           0.02%              0.03%               0.15%              0.15%             0.15%
Other Expenses.....................           0.38%              0.35%               0.09%              0.08%             0.09%
                                              -----              -----               -----              -----             -----
Total Fund Operating Expenses......           0.40%              0.38%               0.49%              0.48%             0.49%


                                    EXAMPLE

         This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the last fiscal half year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         FUND                             1 YEAR         3 YEARS        5 YEARS        10 YEARS
---------------------------------------------------       ------         -------        -------        --------
Fund One...........................................        $40.93         $129.18        $226.69         $517.61
Short U.S. Government Fund.........................        $50.10         $157.20        $274.16         $615.99
Pro Forma - Short U.S. Government Fund.............        $50.10         $157.20        $274.16         $615.99

                      LIQUIDITY FUND AND MONEY MARKET FUND

         Shareholders of Liquidity Fund and Money Market Fund do not pay any sales loads or redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                   LIQUIDITY FUND               MONEY MARKET FUND CLASS I SHARES
                                        ------------------------------------   ----------------------------------- PRO FORMA - MONEY
                                        SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED       MARKET FUND
                                         JUNE 30, 2005     DECEMBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004  CLASS I SHARES
                                        ----------------   -----------------   ----------------   ---------------- -----------------


Management Fee.....................           0.00%              0.00%               0.15%*             0.15%**           0.15%
12b-1 Fees.........................           0.01%              0.01%               0.15%*             0.15%**           0.15%
Other Expenses.....................           0.40%              0.16%               0.16%              0.11%             0.12%
                                              -----              -----               -----              -----             -----
Total Fund Operating Expenses......           0.41%              0.17%               0.46%*             0.41%**           0.42%


---------------------
* For the six months ended April 30, 2005, the adviser of the AMF Funds voluntarily waived its entire fee and the distributor of the AMF Funds voluntarily waived 0.10% of its 12b-1 Fee so that Total Fund Operating Expenses were 0.21% of average daily net assets. The adviser and distributor expect to continue to waive fees following the Reorganization, but were not obligated to do so.

** For the fiscal year ended October 31, 2004, the distributor and adviser of the AMF Funds voluntarily waived their entire fees so that "Total Fund Operating Expenses" for the Class I Shares of Money Market Fund were 0.11% of average daily net assets.

                                     EXAMPLE

         This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the last fiscal half year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                     FUND                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------        ------           -------          -------          --------
Liquidity Fund.............................         $41.95           $132.41          $232.35            $530.55
Money Market Fund, Class I Shares..........         $47.04           $147.64          $257.57            $579.17
Pro Forma - Money Market Fund, Class I
   Shares..................................         $42.96           $134.88          $235.41            $529.89


PURCHASE PROCEDURES

         BIF FUNDS. Shares of the BIF Funds are currently offered by telephone to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-Operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank.

         Shares of the BIF Funds are offered for sale on days on which the New York Stock Exchange is open for business. The BIF Funds and their custodian observe the following holidays during the calendar year: New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. The minimum initial investment is $50,000. Additional investments may be made in amounts in excess of the minimum.

         The securities market, in which the Funds buy and sell securities, usually requires immediate settlement in federal funds for all security transactions; therefore, payment for the purchase of Acquired Fund shares must be made by federal funds or bank wire, which can be converted immediately into federal funds. Orders for Fund One received prior to 4:00 p.m., Eastern time, and orders for Liquidity Fund received prior to 2:00 p.m., Eastern time, will be invested in shares of the Fund at the next determined net asset value.

         Each Fund's net asset value per share is determined by dividing the value of all investment securities and all other assets, less liabilities, by the number of shares outstanding. For Fund One, U.S. debt securities are normally valued on the basis of valuations provided by market makers. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of BIF's Board of Directors. Liquidity Fund's securities are valued based on their amortized cost, which does not take into account unrealized appreciation or depreciation. BIF's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1,000.00, although there is no assurance that the Fund will be able to do so.

         AMF FUNDS. Shares of Short U.S. Government Fund and Money Market Fund may be purchased by telephone. Purchase orders are accepted on any day the Funds' custodian, The Bank of New York, and the bond market (as determined by the Bond Market Association) are open for business (a "Business Day") and become effective upon receipt and acceptance by AMF. Payment must be in the form of federal funds. Checks are not acceptable. The minimum initial investment in each Acquiring Fund is $10,000; provided, however, that AMF and its distributor reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

         For an investor's purchase of Short U.S. Government Fund shares to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 p.m., Eastern time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., Eastern time of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., Eastern time, and payment must be received by The Bank of New York by 4:00 p.m., Eastern time, on the next Business Day after the purchase order was received.

         A purchase order for shares of Money Market Fund must be received on a Business Day before 3:00 p.m., Eastern time, and payment for the purchase must be received by The Bank of New York by 4:00 p.m., Eastern time, of that day.

         Shares of the AMF Funds are sold at their net asset value next determined after the purchase order is received. For Short U.S. Government Fund, the net asset value is determined each Business Day at 4:00 p.m., Eastern time. For purchase orders for shares of Money Market Fund, net asset value is determined on each Business Day at 3:00 p.m., Eastern time. Net asset value is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Short U.S. Government Fund's assets are valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees of AMF has approved the use of a matrix pricing system developed by the Fund's investment adviser that the Board believes reflects the fair value of such securities. Money Market Fund's investments are valued in accordance with Rule 2a-7 under the 1940 Act based on their amortized cost. AMF's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

DIVIDEND POLICIES

         BIF FUNDS. The BIF Funds distribute all of their income on a daily basis. Dividends are declared on each day the Funds are open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. Investors wishing to change the method of receiving dividends must notify the Fund in writing at least one week before payment is to be made.

         AMF FUNDS. For the AMF Funds, dividends are declared daily and paid monthly. Dividends are declared immediately prior to 4:00 p.m., Eastern time, for Short U.S. Government Fund and immediately prior to 3:00 p.m., Eastern time, for Money Market Fund and are automatically reinvested in additional shares of the respective Fund unless the shareholder requests cash payments by contacting the Funds' distributor.

EXCHANGE PRIVILEGES

         BIF FUNDS. Shareholders may exchange shares of Fund One or Liquidity Fund for shares of another BIF Fund on the basis of the respective net asset value of the shares involved. Fund One and Liquidity Fund are the only funds offered by BIF.

         AMF FUNDS. Shareholders may exchange shares of Short U.S. Government Fund or Money Market Fund for shares of another AMF fund. Exchanges may be made by mail or telephone. Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. AMF reserves the right to amend or terminate the exchange privilege without notice to shareholders.

REDEMPTION PROCEDURES

         BIF FUNDS. Shareholders of the BIF Funds may withdraw all or any portion of their investment by redeeming shares on any day that the Fund is open for business at the next determined net asset value. Redemption requests must be received by 4:00 p.m., Eastern time, for Fund One and 2:00 p.m., Eastern time, for Liquidity Fund to redeem shares that day for payment the following day. The right of redemption can be suspended and the payment of the redemption proceeds deferred during any period in which (a) the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or (b) the SEC deems an emergency to exist, or during any other period permitted by order of the SEC for the protection of investors.

         AMF FUNDS. The AMF Funds redeem shares at their respective net asset value next determined after the redemption request is received. Redemption requests may be made on Business Days and can be made by telephone or in writing.

         The net asset value of shares of Short U.S. Government Fund is determined each Business Day at 4:00 p.m., Eastern time. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 p.m., Eastern time, on Business Days or other day redemptions are permitted are effected on the same day, immediately after 4:00 p.m., Eastern time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on AMF's records the next Business Day, but in no case later than seven days.

         For Money Market Fund redemptions, net asset value is determined twice each Business Day, at 12:00 p.m. and 3:00 p.m., Eastern time. If a request is received before 3:00 p.m., Eastern time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on AMF's records, but in no case later than seven days. If the request is received after 3:00 p.m., Eastern time, on a Business Day, the request will be priced and the proceeds will normally be wired the next Business Day.

                                 PRINCIPAL RISKS

         Although the investment objectives, strategies and restrictions of each Acquired Fund and its corresponding Acquiring Fund are generally similar, there are certain differences. Therefore, an investment in an Acquiring Fund may involve investment risks that are different in some respects from those of its corresponding Acquired Fund. For a more complete discussion of the risks associated with the Funds, see the respective Funds' prospectus or offering circular.

         SHORT U.S. GOVERNMENT FUND AND FUND ONE. Because the securities in which Short U.S. Government Fund and Fund One primarily invest include marketable debt securities issued by the U.S. Government and its agencies or instrumentalities, an investment in Short U.S. Government Fund is subject to the same risks as an investment in Fund One. Below is a list of the risks to which both Funds are subject:

         o INTEREST RATE RISK - In general the values of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations are usually more sensitive to interest rate changes.
         o PREPAYMENT RISK - The risk that during periods of declining interest rates, property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed, asset-backed securities.
         o EXTENSION RISK - The risk that during periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value.
         o CREDIT RISK - The risk that the issuer of a debt security might not make interest and principal payments on the security as they become due.
         o ISSUER RISK - The risk that a security may lose value due to a number of factors related to the issuer, such as capital structure (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.
         o GOVERNMENT AGENCY RISK - Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, in which case the Funds must look principally to the agencies or instrumentalities for ultimate repayment and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.
         o MARKET RISK - The value of securities owned by the Funds can increase or decrease quickly at unexpected times. The value can change as the result of a number of factors, including market-wide risks, industry-specific risks or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed as to the timely payment of interest and principal when held to maturity and not as to market value. Equity securities generally have greater price volatility than fixed income securities.

         o MANAGEMENT RISK - Management risk is the risk that the techniques and analyses applied by the Fund's portfolio manager will not achieve the Fund's investment objective.

         For temporary or defensive purposes, Short U.S. Government Fund may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities. To the extent the Fund takes such a position, it may not achieve its investment objective. Loss of money is a risk of investing in either Fund.

         LIQUIDITY FUND AND MONEY MARKET FUND. Because both of these Funds invest in similar types of securities, an investment in Money Market Fund is subject to many of the same risks as an investment in Liquidity Fund. Both Funds are subject to interest rate risk, credit risk, issuer risk, government agency risk, market risk and management risk described above.

         Although each Fund seeks to maintain a stable net asset value per share, there is no assurance that the Fund will be successful in doing so. The Funds' shares are not insured or guaranteed by the FDIC or any other governmental agency.

                        INVESTMENT ADVISORY ARRANGEMENTS

         BIF FUNDS. BIF presently does not employ the services of any investment advisory or management services company to manage the assets of the BIF Funds. Investment decisions for the BIF Funds are made by authorized officers of BIF pursuant to authority delegated by BIF's Board of Directors.

         AMF FUNDS. Investment decisions for the AMF Funds are made by Shay Assets Management, Inc. ("Shay"), a company controlled by Rodger D. Shay, a Trustee of AMF. Shay, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of June 30, 2005, approximately $3.7 billion in assets. Shay is responsible for placing for the AMF Funds purchase and sale orders for portfolio instruments.

         The Acquiring Funds pay an annual advisory fee based upon a percentage of average daily net assets to Shay. For the year ended October 31, 2004, the advisory fee paid to Shay with respect to the AMF Funds was as follows:

                   ACQUIRING FUND                       FEE
-------------------------------------------------     -------
Short U.S. Government Fund.......................      0.25%
Money Market Fund................................      0.00%(1)

---------------------------------


(1) Shay voluntarily waived its entire advisory fee with respect to Money Market Fund. Without such waiver, the fee would have been 0.15%.


                   INFORMATION RELATING TO THE REORGANIZATIONS

         DESCRIPTION OF THE REORGANIZATIONS. The following summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit A.

         The Reorganization Agreement provides that all of the assets and stated liabilities of each Acquired Fund will be transferred to the corresponding Acquiring Fund at the Effective Time on the Closing Date. In exchange for the transfer of these assets and stated liabilities, each Acquiring Fund will simultaneously issue at the Effective Time on the Closing Date a number of full and fractional shares to its corresponding Acquired Fund, equal in value to the aggregate net asset value of the Acquired Fund, calculated based on the value of each Acquired Fund's assets as of the Effective Time on the Closing Date after the declaration and payment of any dividends on that date.

         Following the transfer of assets and stated liabilities in exchange for Acquiring Fund shares, each Acquired Fund will distribute all the shares of the corresponding Acquiring Fund pro rata to its shareholders of record in complete liquidation. Shareholders of each Acquired Fund owning shares at the Effective Time will receive a number of shares of the corresponding Acquiring Fund with the same aggregate value as the shareholder had in the Acquired Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Acquiring Fund due to the shareholders of the corresponding Acquired Fund. Each Acquired Fund then will be terminated. The Funds do not issue share certificates to shareholders.

         The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganizations is conditioned upon, among other things, the receipt by BIF and AMF of a tax opinion to the effect that the Reorganizations will be tax-free to the Funds and their shareholders. The Reorganization Agreement may be terminated by mutual agreement of the parties or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

         COSTS OF REORGANIZATIONS. The parties are bearing their own expenses in connection with the Reorganizations, subject to the following provisions: Shay (or an affiliate) will pay BIF's legal fees and audit fees in connection with the Reorganizations up to a maximum of $70,000 if the transactions provided for in the Reorganization Agreement are consummated. The Acquiring Funds will pay those expenses that are legitimate fund expenses incurred in connection with the Reorganization, such as costs of preparing, printing and mailing this Information Statement/Prospectus, registration fees and transfer agency fees, to the extent approved by the AMF Board of Trustees.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

         The Reorganizations are intended to qualify for U.S. federal income tax purposes as separate tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither of the Acquired Funds nor their respective shareholders will recognize gain or loss as a result of the Reorganizations; the tax basis of the Acquiring Fund shares received by shareholders will be the same as the basis of the Acquired Fund shares exchanged therefor; and the holding period of the Acquiring Fund shares received will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shares exchanged were held as capital assets at the time of the relevant Reorganization. As a condition to the closing of the Reorganization, BIF and AMF will receive an opinion from counsel to BIF to that effect. Shares held for the purpose of investment are generally considered to be capital assets. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

         As of December 31, 2004, Fund One had $128,714 of unutilized capital loss carryforwards and Liquidity Fund had $181,035 of unutilized capital loss carryforwards. As of October 31, 2004, Short U.S. Government Fund had $1,966,497 of unutilized capital loss carryforwards and Money Market Fund had $14,744 of unutilized capital loss carryforwards. After and as a result of the Reorganizations, the capital loss carryforwards may be subject to limitations under applicable tax laws on the rate at which they may be used to offset future net capital gains of the relevant Acquiring Fund. As a result, some of the capital loss carryforwards may expire unutilized.

         THE SALE OF SECURITIES BY THE ACQUIRED FUNDS BEFORE THE REORGANIZATIONS, WHETHER IN THE ORDINARY COURSE OF BUSINESS OR IN ANTICIPATION OF THE REORGANIZATIONS, COULD RESULT IN A TAXABLE CAPITAL GAINS DISTRIBUTION BEFORE THE REORGANIZATIONS. THE PRECEDING IS ONLY A GENERAL SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS OF THE FUNDS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATIONS TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

                                 CAPITALIZATION

         The following table sets forth: (i) the unaudited capitalization of each Acquiring Fund as of June 30, 2005; (ii) the unaudited capitalization of each Acquired Fund as of June 30, 2005; and (iii) the unaudited pro forma combined capitalization of the Acquiring Funds assuming the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.




                                                                               NET ASSET VALUE        SHARES
                         FUND                               NET ASSETS            PER SHARE        OUTSTANDING
---------------------------------------------------         ----------         ---------------     -----------
Fund One..........................................         $38,493,803.53           $977.12            39,395.07
Short U.S. Government Fund ........................       $141,050,361.57            $10.49        13,451,060.18
-------------------------------------------------------------------------------------------------------------------
Pro Forma - Short U.S. Government Fund.............       $179,544,165.10            $10.49        17,120,631.54
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Liquidity Fund ....................................        $78,135,232.30         $1,000.00            78,135.23
Money Market Fund .................................        $51,712,371.64             $1.00        51,724,321.68
-------------------------------------------------------------------------------------------------------------------
Pro Forma - Money Market Fund......................       $129,847,603.94             $1.00       129,859,553.98
-------------------------------------------------------------------------------------------------------------------


                         REASONS FOR THE REORGANIZATIONS

         The Board of Directors of BIF believe that the proposed Reorganizations are in the best interests of the Acquired Funds. The Directors considered the following matters, among others, in approving the proposal. To reduce expenses for the current year, BIF is relying upon The Co-operative Central Bank's (the "Central Bank") waiver of its right to receive rent under a sublease. The Central Bank has indicated that it will discontinue such arrangement with BIF in the future. This will result in either BIF increasing expenses charged to shareholders or liquidating the Acquired Funds. Either strategy would result in increased expenses or possibly losses to shareholders.

         BIF utilizes a self-managed structure that the Directors concluded may not be beneficial to investors in the future. BIF's officers work in a part-time capacity for BIF. BIF does not employ a full-time portfolio manager or investment advisory staff. Although BIF has been successful with its operating plan in the past, as the mutual fund industry has matured and competition has increased, it appears that this plan may not be effective in the future. Over the past year, BIF has been challenged to produce returns that are competitive with the returns on other investments available to bank investors such as investors in BIF. Accordingly, the Board considered that having full-time portfolio management and an investment adviser as a result of the Reorganizations would be more beneficial to investors in the Acquired Funds than continuing a self-managed fund.

         The Board considered that the historical investment performance of the Acquiring Funds is comparable to the Acquired Fund's investment performance. In addition, the Board considered the track record of Shay in managing mutual funds suitable for investment by depository institutions. Although the expenses charged by the Acquiring Funds are slightly higher than those currently charged by the Acquired Funds, the Board determined that it is unlikely that the Acquired Funds could continue to operate at their current levels of expenses. BIF was able to reduce expenses charged to shareholders as a result of a rent waiver from the Central Bank and reductions in employment costs. The President of BIF does not collect a salary from BIF, which is one factor that has kept BIF's expenses low. BIF has also aggressively cut its expenditures over the past year by reducing salaries and staffing levels. However, the Central Bank has indicated that it will be unwilling to waive its right to receive rent in the future. Furthermore, it is unlikely that BIF could retain officers to serve as successors to current officers at the levels of compensation currently paid. Finally, the increased asset base of Money Market Fund as a result of the acquisition of the assets of Liquidity Fund is expected to reduce the level of expenses (as a percentage of average net assets) charged to Money Market Fund. Accordingly, the Board considered that the expenses charged by the Acquiring Funds in the future are likely to be lower than the expenses that would be charged by the Acquired Funds if the Acquired Funds were to continue operations.

         In addition, shares of the Acquiring Funds received in each Reorganization will provide Acquired Fund shareholders with an investment product with similar investment objectives and strategies as the Acquired Funds. The transactions also will be structured to qualify as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of Acquired Fund shares.

                               SHAREHOLDER RIGHTS

AMF

         GENERAL. AMF is an open-end management investment company established as a Delaware statutory trust pursuant to the Declaration of Trust. The Trust is also governed by its By-Laws and applicable Delaware state law.

         SHARES. AMF is authorized to issue an unlimited number of shares of beneficial interest from an unlimited number of series of shares. Currently, AMF consists of six separate investment series. The Board of Trustees has the authority to divide the shares of a series of AMF into classes. Money Market Fund is currently the only series of AMF with two classes - Class I and Class D. Shareholders of Liquidity Fund will receive Class I Shares of Money Market Fund in the Reorganization. All shares of beneficial interest of the same series and class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         VOTING RIGHTS. On any matter submitted to a vote of AMF shareholders, all shares entitled to vote generally vote together as a single group, except where a separate vote is required or permitted by law or where the matter to be voted on affects only the interests of one or more affected series or classes.

         SHAREHOLDER MEETINGS. AMF is not required to and does not hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Board of Trustees, the President or on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

         ELECTION AND TERM OF TRUSTEES. AMF is managed by the Board of Trustees under the laws governing Delaware statutory trusts. Subject to the 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board of Trustees in accordance with AMF's Declaration of Trust. Under AMF's Declaration of Trust, Trustees hold office during the lifetime of AMF and until its termination, or until their successors are duly elected and qualified, or until their earlier resignation or removal. A Trustee may be removed at any time by an action of at least 80% (two-thirds with cause) of the remaining Trustees or with or without cause by a vote of shareholders owning at least two-thirds of the outstanding shares.

         SHAREHOLDER LIABILITY. Pursuant to Delaware state law and AMF's Declaration of Trust, shareholders of AMF funds generally are not personally liable for the acts, omissions or obligations of the Trustees or AMF.

         TRUSTEE LIABILITY. Pursuant to Delaware state law and AMF's Declaration of Trust, Trustees are not personally liable to any person other than AMF and its shareholders for any act, omission or obligation of AMF or another Trustee. Pursuant to the Trust's Declaration of Trust, Trustees are not personally liable for any act or omission they take while acting as a Trustee or for any act or omission of any other person or party, except that Trustees are not protected against liability to the Trust or to shareholders resulting from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a Trustee. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except for liabilities and expenses arising from the Trustee's bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Trustee.

BIF

         GENERAL. BIF is an open-end management investment company. BIF was organized as a corporation pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended).

         SHARES. BIF's Charter permits the Board of Directors to issue an unlimited number of full and fractional shares of beneficial interest (no par, non-voting, with a stated value of $1,000 per share). Currently, BIF's shares of beneficial interest are divided into two classes, Fund One and Liquidity Fund. Each share within each such class is equal in every respect to every other share of that class. All shares of beneficial interest within each such class have equal dividend, distribution and liquidation rights. In addition, the shares have no preemptive or conversion rights.

         Under BIF's Charter, its shares may not be issued to any persons other than Massachusetts co-operative banks, Massachusetts savings banks, the Co-operative Banks Employees Retirement Association, the Central Bank, The Savings Bank Life Insurance Company of Massachusetts, the National Consumer Co-operative Bank, Massachusetts trust companies, credit unions incorporated in Massachusetts and federally chartered credit unions, savings banks and savings and loan associations with their principal places of business in Massachusetts and affiliates of eligible investors. Notwithstanding these Charter provisions, BIF is not currently offering its shares to any credit unions or the Co-operative Banks Employees Retirement Association, nor is it offering its shares to any affiliate of an eligible investor other than a wholly-owned subsidiary of an otherwise eligible investor. Moreover, shares of Liquidity Fund are not being offered to any affiliate of any eligible investor, but rather are offered to eligible banking institutions only. BIF's shares may not be transferred by eligible investors to any persons other than such eligible investors (except that the shares may be pledged to such other persons by such investors, or may be transferred to the Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts chartered co-operative banks).

         VOTING RIGHTS. The legislation authorizing BIF does not provide for shareholder voting rights, and the SEC has granted BIF exemptive relief from the voting provisions of the 1940 Act. The shares of beneficial interest in BIF do not provide holders of such shares with any voting rights. The right to elect BIF's Board of Directors is vested in BIF's incorporators, who are the directors of the Central Bank.

         SHAREHOLDER MEETINGS. The legislation authorizing BIF does not provide for shareholder voting rights and BIF does not hold annual meetings of shareholders.

         ELECTION AND TERM OF DIRECTORS. The business of BIF is conducted by a Board of Directors elected by BIF's incorporators. Under BIF's charter, only directors of co-operative banks are eligible for election to the Board of Directors. The Board of Directors is divided into three classes. Each class is elected once every three years at an annual meeting of the incorporators. At least one class is elected each year by the incorporators. Directors may be removed by a vote of the incorporators.

         SHAREHOLDER LIABILITY. The legislation authorizing BIF does not provide for personal liability of shareholders.

         DIRECTOR LIABILITY. The legislation authorizing BIF provides that a director of BIF is not individually liable for anything done or for any liability incurred or assumed by virtue of such legislation except by reason of such directors' own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such directors' office.

MATERIAL DIFFERENCES IN SHAREHOLDER RIGHTS

         Material differences between shareholder rights of BIF and AMF exist with respect to voting rights and transferability. Shareholders of AMF have voting rights while shareholders of BIF do not. With respect to transferability, shareholders of BIF may, with limited exceptions, transfer their shares only to eligible investors, while AMF offers shares publicly and shareholders may freely transfer their shares.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN BIF AND AMF'S GOVERNING CHARTER DOCUMENTS AND BY-LAWS AND STATE LAW. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

         Information concerning the operation and management of Short U.S. Government Fund and Money Market Fund is included in the Funds' current prospectus, which is incorporated herein by reference and a copy of which accompanies this Information Statement/Prospectus. Additional information about Short U.S. Government Fund and Money Market Fund is included in the Funds' Statement of Additional Information dated March 1, 2005, as supplemented, which is available upon request and without charge by calling (800) 527-3713.

         Information about Fund One and Liquidity Fund is included in Part A of the Funds' registration statement dated March 30, 2005, which is incorporated herein by reference insofar as it relates to Fund One and Liquidity Fund. Additional information about Fund One and Liquidity Fund is included in the Funds' Statement of Additional Information dated March 30, 2005, which is available upon request and without charge by calling (617) 695-0415.

         The Funds are subject to the informational requirements of the 1940 Act and the AMF Funds are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance therewith, the Funds file reports and other information, including proxy material (to the extent applicable) and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and at the SEC's regional offices in New York at 3 World Financial Center, Room 4300, New York, New York 10281, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

         INTEREST OF CERTAIN PERSONS IN THE REORGANIZATIONS. Shay may be deemed to have an interest in the Reorganizations because it provides and will provide investment advisory services to the Acquiring Funds pursuant to advisory agreements with the Acquiring Funds. Future growth of the Acquiring Funds can be expected to increase the total amount of fees payable to Shay.

         William F. Casey, Jr., an officer of BIF, and BIF Services, LLC, a limited liability company wholly-owned by Mr. Casey, also may be deemed to have an interest in the Reorganizations. Pursuant to an administrative service agreement between Shay Financial Services, Inc., the distributor of AMF, and BIF Services, LLC, BIF Services, LLC will provide administrative services for a fee based on the aggregate average daily net asset value of the shares of certain Massachusetts banks invested in the Acquiring Funds. The amount of the fee received by BIF Services, LLC is affected by value of the Acquiring Fund shares held by shareholders of the Acquired Funds following the Reorganizations. Neither BIF nor the Central Bank will be involved with, or receive any benefit from (except in the Central Bank's position as a shareholder in Fund One) the provision of such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         BIF FUNDS. As of August 1, 2005, the officers and Directors of BIF as a group, did not beneficially own any of the outstanding shares of either of the BIF Funds. The following table provides certain information as of August 1, 2005 with respect to persons known to BIF to be beneficial and record owners of 5% or more of the shares of each of the BIF Funds. The table also indicates the estimated percentage of the Acquiring Fund's shares to be owned by such persons upon the consummation of the Reorganizations on the basis of present holdings and commitments.

                                                                                                  PRO FORMA-
                                                   NUMBER OF               PERCENTAGE             PERCENTAGE
          NAME AND ADDRESS                          SHARES                 OWNERSHIP               OWNERSHIP
-----------------------------------                ---------               ----------             -----------
FUND ONE

     Easthampton Savings Bank/                     5,567.6184                 14.47%                 3.17%
     ESB Securities Corp.
     Easthampton, Massachusetts

     Co-operative Central Bank                     4,875.1651                 12.67%                 2.78%
     Boston, Massachusetts

     North Cambridge Co-operative Bank             4,005.0639                 10.41%                 2.28%
     Cambridge, Massachusetts

     North Brookfield Savings Bank                 4,006.8890                 10.41%                 2.28%
     North Brookfield, Massachusetts

     Braintree Co-operative Bank                   2,985.8633                  7.76%                 1.70%
     Braintree, Massachusetts

                                       20

                                                                                                  PRO FORMA-
                                                   NUMBER OF               PERCENTAGE             PERCENTAGE
          NAME AND ADDRESS                          SHARES                 OWNERSHIP               OWNERSHIP
-----------------------------------                ---------               ----------             -----------
     Randolph Savings Bank                         2,182.1786                  5.67%                 1.24%
     Randolph, Massachusetts

     Bank of Canton/                               2,023.0895                  5.26%                 1.15%
     Greenlodge Corporation
     Canton, Massachusetts

     Savers Bank                                   1,985.9334                  5.16%                 1.13%
     Southbridge, Massachusetts

LIQUIDITY FUND

     Butler Bank                                   7,767.1658                 11.30%                 7.50%
     Lowell, Massachusetts

     Ben Franklin Bank                             5,328.3020                  7.75%                 5.14%
     Franklin, Massachusetts

     Easthampton Savings Bank/                     5,072.0080                  7.38%                 4.90%
     ESB Securities Corp.
     Easthampton, Massachusetts

     Cape Ann Savings Bank                         5,000.0000                  7.27%                 4.83%
     Gloucester, Massachusetts

     East Cambridge Savings Bank                   4,672.2000                  6.80%                 4.51%
     Cambridge, Massachusetts

     Haverhill Bank                                4,352.5092                  6.33%                 4.20%
     Haverhill, Massachusetts

     North Cambridge Co-operative Bank             3,910.6673                  5.69%                 3.78%
     Cambridge, Massachusetts


         AMF FUNDS. As of August 1, 2005, the officers and Trustees of AMF as a group, directly owned less than 1% of the outstanding shares of each of the AMF Funds. The following table provides certain information as of August 1, 2005 with respect to persons known to AMF to be beneficial and record owners of 5% or more of the shares of any class of shares of each of the AMF Funds. The table also indicates the estimated percentage of the Acquiring Fund's shares to be owned by such persons upon the consummation of the Reorganizations on the basis of present holdings and commitments.



                                                                                                  PRO FORMA-
                                                   NUMBER OF               PERCENTAGE             PERCENTAGE
          NAME AND ADDRESS                          SHARES                 OWNERSHIP               OWNERSHIP
-----------------------------------                ---------               ----------             -----------
SHORT U.S. GOVERNMENT FUND

     Franklin Federal Savings and Loan Assn        1,524,871.393              11.86%                 9.26%
     4501 Cox Road
     Glen Allen, Virginia  23060

     Flushing Savings Bank FSB                     1,050,758.500               8.18%                 6.38%
     144 - 51 Northern Blvd.
     Flushing, New York  11354

                                       21

                                                                                                  PRO FORMA-
                                                   NUMBER OF               PERCENTAGE             PERCENTAGE
          NAME AND ADDRESS                          SHARES                 OWNERSHIP               OWNERSHIP
-----------------------------------                ---------               ----------             -----------
     El Dorado Savings Bank                          936,680.768               7.29%                 5.69%
     4040 El Dorado Road
     Placerville, California  95667-8238

     First Carolina Corporate Credit Union           925,917.691               7.20%                 5.62%
     P.O. Box 49379
     Greensboro, North Carolina  27419

     First Federal Savings & Loan Assoc. of          859,591.371               6.69%                 5.22%
     Lincolnton
     320 E. Main Street
     Lincolnton, North Carolina  28092

     First Keystone Federal                          838,095.819               6.52%                 5.09%
     22 W. State Street
     Media, Pennsylvania  19063

MONEY MARKET FUND - CLASS I

     Mesirow Financial, Inc.                       7,646,340.940              22.19%                 7.38%
     350 North Clark Street
     Chicago, Illinois  60610

     Parke Bank                                    6,275,976.800              18.22%                 6.06%
     P.O. Box 40
     Sewell, New Jersey  08080

     Enfield Federal Savings & Loan                5,713,751.730              16.58%                 5.52%
     P.O. Box 1279
     Enfield, Connecticut  06083

     Washington Savings Bank                       1,937,687.310               5.62%                 1.87%
     P.O. Box 707
     Effingham, Illinois  62401-0707

     Mercer Savings Bank                           1,801,778.740               5.23%                 1.74%
     P.O. Box 227
     Celina, Ohio  45822


                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed by calling BIF at (617) 695-0415 or AMF at (800) 527-3713.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of August, 2005, by and among Asset Management Fund, a Delaware statutory trust (the "Acquiring Trust"), with respect to Short U.S. Government Fund and Money Market Fund, each a separate series of the Acquiring Trust (each, an "Acquiring Fund" and collectively, the "Acquiring Funds"); Co-operative Bank Investment Fund (d/b/a Bank Investment Fund), a corporation organized pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended) (the "Acquired Company"), with respect to Fund One and Liquidity Fund, each a separate class of the Acquired Company (each, an "Acquired Fund" and collectively, the "Acquired Funds"); and Shay Assets Management, Inc., the investment adviser to the Acquiring Funds ("SAMI") (for purposes of paragraph 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902. The principal place of business of the Acquired Company is 75 Park Plaza, Boston, Massachusetts 02116-3934.

         This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each Acquired Fund to its corresponding Acquiring Fund, as identified in Exhibit A attached hereto, in exchange for voting units of beneficial interest of its corresponding Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by each Acquiring Fund of the Stated Liabilities of its corresponding Acquired Fund as defined in paragraph 1.3; and (iii) the pro rata distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of record of the corresponding Acquired Fund and the termination, dissolution and complete liquidation of each Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

         WHEREAS, the Acquiring Funds are each a separate series of the Acquiring Trust, and the Acquired Funds are each a separate class of the Acquired Company; and the Acquiring Trust and the Acquired Company are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and each Acquired Fund owns securities that generally are assets of the character in which its corresponding Acquiring Fund is permitted to invest;

         WHEREAS, each Acquiring Fund is authorized to issue its shares of beneficial interest;

         WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the Acquiring Funds and that the interests of the existing shareholders of the Acquiring Funds will not be diluted as a result of the Reorganization;

         WHEREAS, the Board of Directors and Board of Incorporators of the Acquired Company have determined that the Reorganization is in the best interests of the Acquired Funds and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganization;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

       TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
          SHARES AND THE ASSUMPTION BY ACQUIRING FUND OF ACQUIRED FUND
                  LIABILITIES AND LIQUIDATION OF ACQUIRED FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to its corresponding Acquiring Fund. In exchange, each Acquiring Fund agrees: (i) to deliver to its corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's assets net of any Stated Liabilities of the Acquired Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Acquired Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of each Acquired Fund to be acquired by its corresponding Acquiring Fund shall consist of all property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property (other than tradenames, trademarks and copyrights), and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.4 and the Acquired Fund's rights under this Agreement.

         Each Acquired Fund has provided its corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. Each Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of the Acquired Fund's shares and the payment of normal operating expenses, dividends and capital gains distributions.

         Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish its corresponding Acquiring Fund with a list of the Acquired Fund's portfolio securities and other investments. Each Acquiring Fund will, within a reasonable time before the Closing Date, furnish its corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by its Acquiring Fund, each Acquired Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund's Board of Directors, such disposition would adversely affect the tax free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

         1.3 LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Each Acquiring Fund shall assume only those accrued and unpaid liabilities of its corresponding Acquired Fund set forth in such Acquired Fund's statement of assets and liabilities as of the Closing Date as delivered by such Acquired Fund to its Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). Each Acquiring Fund shall assume only the Stated Liabilities of its corresponding Acquired Fund and shall not assume any other debts, liabilities or obligations of the Acquired Fund.

         1.4 STATE FILINGS. Prior to the Closing Date, the Acquired Company shall make any filings with the Commonwealth of Massachusetts that may be required under the laws of the Commonwealth of Massachusetts, effective as of the Closing Date.

         1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of each Acquired Fund on the books of its corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of each Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Each Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds' transfer agent. Shares of each Acquiring Fund will be issued simultaneously to its corresponding Acquired Fund, in an amount determined pursuant to paragraph 1.1, to be distributed to the Acquired Fund Shareholders.

         1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Funds, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds, or the Acquired Company on behalf of the Acquired Funds.

         1.9 TERMINATION AND DISSOLUTION. Each Acquired Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

         1.10 BOOKS AND RECORDS. All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, the Code, and the rules and regulations thereunder, shall be available to the Acquiring Funds from and after the Closing Date.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of each Acquired Fund's assets to be acquired by its corresponding Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures used for the Acquiring Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures used for the Acquiring Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the assets of an Acquired Fund shall be determined by dividing the value of the assets with respect to shares of the Acquired Fund determined in accordance with paragraph
2.1 (less the Stated Liabilities) by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Acquired or Acquiring Funds' respective accounting agent, if applicable, in accordance with this Article II, and to the extent not inconsistent therewith, its regular practice and the requirements of the 1940 Act, and shall be subject to review by the Acquiring Funds' investment adviser and the Acquired Company's authorized officers.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing shall occur on August 26, 2005, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Funds, shall deliver at the Closing a certificate of an authorized officer stating that: (a) each Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to The Bank of New York, the Acquiring Funds' custodian, on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Acquired Fund. Each Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by State Street to The Bank of New York for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquired Fund's corresponding Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and The Bank of New York. The cash to be transferred by each Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of its corresponding Acquiring Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. Each Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or instruct BISYS Fund Services Ohio, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to its corresponding Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

         3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE ACQUIRED FUNDS. The Acquired Company, on behalf of each Acquired Fund, separately and not jointly, represents and warrants to its corresponding Acquiring Fund as follows:

                (a) The Acquired Company is a corporation organized pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended) that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The Acquired Fund is a legally designated, separate class of the Acquired Company.

                (b) The Acquired Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (d) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquired Company on behalf of the Acquired Fund will not result in the violation of, the Commonwealth of Massachusetts law or any provision of the Acquired Company's charter or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company or the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquired Company on behalf of the Acquired Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Company or Acquired Fund is a party or by which it is bound.

                (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph
1.3 hereof.

                (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Company's knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out the transactions contemplated by this Agreement. The Acquired Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (g) The financial statements of the Acquired Fund as of December 31, 2004 and for the fiscal year then ended and as of June 30, 2005 and for the six-month period then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The financial statements as of December 31, 2004 and for the fiscal year then ended have been audited by independent auditors.

                (h) Since the date of the financial statements referred to in paragraph 4.1(g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund due to declines in the Acquired Fund's portfolio, the discharge of the Acquired Fund's liabilities or the redemption of the Acquired Fund's shares by the Acquired Fund Shareholders shall not constitute a material adverse change.

                (i) All federal and other tax returns and reports (including amendments thereof) of the Acquired Fund required by law to be filed have been timely filed and are correct in all material respects, and all federal and other taxes of the Acquired Fund, whether or not shown as due on such returns and reports, have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                (j) All issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

                (k) At the Closing Date, the Acquired Company, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice pursuant to paragraph 7.2; and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

                (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors and Board of Incorporators of the Acquired Company. This Agreement constitutes a valid and binding obligation of the Acquired Company, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                (m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                (n) From the effective date of the Registration Statement (as defined in paragraph 5.6) through the Closing Date, any written information furnished by the Acquired Company with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                (o) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                 (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required by the Massachusetts Commissioner of Banks or under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law.

                (q) The Acquired Fund incurred its Stated Liabilities in the ordinary course of its business.

                (r) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; the Acquired Fund elected to qualify and qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; from the time the Board of the Acquired Company approves this Agreement ("Approval

Time") through the Closing Date, the Acquired Fund will invest its assets in a manner that ensures its compliance with those requirements; and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                (s) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code).

                (t) During the five-year period ending at the Closing Date, (a) neither the Acquired Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired shares of the Acquired Fund, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares issued by the Acquiring Fund or shares of the Acquired Fund, except for shares redeemed in the ordinary course of the Acquired Fund's business as a class of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to the Acquired Fund, other than normal, regular dividend distributions made pursuant to the Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

                (u) From the date it commenced operations through the Closing Date, the Acquired Fund has conducted and will conduct its "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) in a substantially unchanged manner; and from the Approval Time through the Closing Date, the Acquired Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund's investment objective or policies or
(ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies.

                (v) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items, U.S. government securities, and securities of other RICs) is invested in (a) the stock and securities of any one issuer or
(b) the securities of one or more qualified publicly traded partnerships (as defined in Code Section 851(h)); and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                (w) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Acquired Fund's Stated Liabilities) will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

                (x) During the five-year period ending at the Closing Date, neither the Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired Acquired Fund shares with consideration other than shares of the Acquiring Fund.

                (y) The fair market value of the Acquiring Fund Shares each shareholder receives will be approximately equal to the fair market value of the shares of the Acquired Fund such shareholder actually or constructively surrenders in exchange therefor.

                (z) The management of the Acquired Fund (a) is unaware of any plan or intention of shareholders to redeem, sell, or otherwise dispose of (i) any portion of their shares of the Acquired Fund before the Reorganization to any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to the Acquired Fund or the Acquiring Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a class of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

                (aa) The shareholders of the Acquired Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

                (bb) The fair market value of the assets acquired from the Acquired Fund, determined on a going concern basis, will equal or exceed the Stated Liabilities to be assumed by the Acquiring Fund and those to which such assets are subject.

                (cc) There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount.

                (dd) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, that the Acquired Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization.

                (ee) None of the compensation received by any shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund shares that such shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                (ff) If the Acquired Fund is Liquidity Fund, immediately after the Reorganization, the shareholders of Liquidity Fund will own shares constituting "control" (as defined in section 304(c) of the Code) of Money Market Fund.

                (gg) If the Acquired Fund is Fund One, immediately after the Reorganization, the shareholders of Fund One will not own shares constituting "control" (as defined in section 304(c) of the Code) of Short U.S. Government Fund.

                (hh) The Acquired Fund will not be reimbursed for any expenses incurred by any such fund or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

                (ii) The aggregate value of the acquisitions, redemptions, and distributions limited by the representations in paragraphs 4.1(t) and (x) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Fund at the Closing Date.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust, on behalf of each Acquiring Fund, separately and not jointly, represents and warrants to its corresponding Acquired Fund as follows:

                (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a separate series of the Acquiring Trust.

                (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

                (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

                (e) Except as otherwise disclosed in writing to and accepted by the Acquired Company, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out the transactions contemplated by this Agreement. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                (f) The financial statements of the Acquiring Fund as of October 31, 2004 and for the fiscal year then ended and as of April 30, 2005 and for the six-month period then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The financial statements as of October 31, 2004 and for the fiscal year then ended have been audited by independent auditors.

                (g) Since the date of the financial statements referred to in paragraph 4.2(f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquired Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of the Acquiring Fund's liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

                (h) All federal and other tax returns and reports (including amendments thereof) of the Acquiring Fund required by law to be filed have been timely filed and are correct in all material respects, and all federal and other taxes of the Acquiring Fund, whether or not shown as due on such returns and reports, have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                (i) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund Shares, and there are no outstanding securities convertible into Acquiring Fund Shares.

                (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                (k) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

                (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                (m) From the effective date of the Registration Statement (as defined in paragraph 5.6) through the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law.

                (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                (p) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code, the Acquiring Fund has elected to qualify and has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Acquiring Fund intends to continue to meet all such requirements for the next taxable year; the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                (q) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Stated Liabilities of the Acquired Fund) will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

                (r) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it, have any plan or intention to acquire during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person with consideration other than Acquiring Fund Shares issued by the Acquiring Fund, any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

         (s) Following the Reorganization, the Acquiring Fund (i) will continue the Acquired Fund's "historic business" (within the meaning of Treas. Reg. ss. 1.368-1(d)(2)) or (ii) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Treas. Reg. ss. 1.368-1(d)(3)) in a business; in addition, (iii) the Acquiring Fund has no plan or intention to sell or otherwise dispose of more than 33-1/3% of the assets of the Acquired Fund, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (iv) expects to retain at least 33-1/3% of the assets of the Acquired Fund in the same form that it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

                (t) There is no plan or intention for the Acquiring Fund to be dissolved or merged into any statutory or business trust or any corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization.

                (u) The Acquiring Fund does not directly or indirectly own, and at the Closing Date it will not directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

                (v) During the five-year period ending at the Closing Date, neither the Acquiring Fund nor any person "related" (within the meaning of Treas. Reg. ss. 1.368-1(e)(3)) to it will have acquired shares of the Acquired Fund with consideration other than Acquiring Fund Shares issued by the Acquiring Fund.

                (w) Immediately after the Reorganization, (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, U.S. government securities, and securities of other RICs) will be invested in
(a) the stock and securities of any one issuer or (b) the securities of one or more publicly traded partnerships (as defined in Code Section 851(h)); and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                (x) The fair market value of the Acquiring Fund Shares each shareholder receives will be approximately equal to the fair market value of the shares of the Acquired Fund that such shareholder actually or constructively surrenders in exchange therefor.

                (y) The management of the Acquiring Fund, to the best of its knowledge, is unaware of any plan or intention on the part of the shareholders of the Acquired Fund who own 5 percent or more of the Acquired Fund, to sell, exchange, redeem or otherwise dispose of a number of Acquiring Fund Shares to be received in the Reorganization that would reduce such Acquired Fund's shareholders' ownership of the Acquiring Fund's shares to a number of shares having a value, as of the Closing Date, of less than 50 percent of the value of all of the formerly outstanding shares of the Acquired Fund as of the same date. For purposes of this representation, shares of the Acquired Fund exchanged for cash or other property, surrendered by dissenters, if any, or exchanged for cash in lieu of fractional shares of the Acquiring Fund will be treated as outstanding Acquired Fund shares on the Closing Date. Moreover, shares of the Acquired Fund and shares of the Acquiring Fund held by Acquired Fund shareholders and otherwise sold, redeemed, or disposed of prior to or subsequent to the Reorganization will be considered in making this representation.

                (z) The shareholders of the Acquired Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

                (aa) The fair market value of the assets acquired from the Acquired Fund, determined on a going concern basis, will equal or exceed the Stated Liabilities to be assumed by the Acquiring Fund and those to which such assets are subject.

                (bb) There is no intercompany indebtedness between the Acquiring Fund and the Acquired Fund that was issued or acquired, or will be settled, at a discount.

                (cc) None of the compensation received by any shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund shares that such shareholder held; none of the Acquiring Fund Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                (dd) If the Acquiring Fund is Money Market Fund, immediately after the Reorganization, the shareholders of Liquidity Fund will own shares constituting "control" (as defined in section 304(c)) of Money Market Fund.

                (ee) If the Acquiring Fund is Short U.S. Government Fund, immediately after the Reorganization, the shareholders of Fund One will not own shares constituting "control" (as defined in section 304(c)) of Short U.S. Government Fund.

                (ff) The Acquired Fund will not be reimbursed for any expenses incurred by the Acquired Fund or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

                                    ARTICLE V

             COVENANTS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

         5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.4, each Acquiring Fund and Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         5.2 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Funds' books and records necessary to maintain current knowledge of the Acquired Funds and to ensure that the representations and warranties made by or on behalf of the Acquired Funds are accurate.

         5.3 ADDITIONAL INFORMATION. The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds' shares.

         5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Company and each Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Funds may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Funds' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Funds shall furnish to the Acquiring Funds, in such form as is reasonably satisfactory to the Acquiring Funds, a statement of the earnings and profits of the Acquired Funds for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Funds as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Acquired Company.

         5.6 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will have filed with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders. The Registration Statement shall include a prospectus of the Acquiring Funds relating to the transactions contemplated by this Agreement. Each party will have provided the other party with the materials and information necessary to prepare the Registration Statement. Upon the execution of this Agreement, the Acquired Company shall deliver a certificate to the Acquiring Trust certifying the accuracy and completeness of the information concerning or provided by the Acquired Company in the form attached hereto as Exhibit B. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.

         5.7 BEST EFFORTS. The Acquiring Trust, each Acquiring Fund, the Acquired Company and each Acquired Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

         The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquiring Fund of all the obligations to be performed by such Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

         6.1 All representations, covenants and warranties of the Acquiring Trust and each Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquiring Fund shall have delivered to its corresponding Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

         6.2 The Acquired Company, on behalf of the Acquired Funds, shall have received on the Closing Date an opinion from Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Funds, covering the following points:

                (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

                (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Funds and, assuming due authorization, execution and delivery of this Agreement by the Acquired Company on behalf of the Acquired Funds, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                (d) Assuming that Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to each Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Funds has any preemptive rights with respect to Acquiring Fund Shares.

                (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Funds under the federal laws of the United States or the laws of the State of Delaware for the exchange of each Acquired Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's declaration of trust or bylaws.

                (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Funds.

                                   ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

         The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by its corresponding Acquired Fund of all the obligations to be performed by such Acquired Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

         7.1 All representations, covenants and warranties of the Acquired Company and each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to its corresponding Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund's name by the Acquired Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Acquired Funds shall have delivered to the Acquiring Funds a statement of each Acquired Fund's assets and liabilities, together with a list of each Acquired Fund's portfolio securities showing the adjusted basis, for federal income tax purposes, of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Company.

         7.3 The Acquiring Trust, on behalf of the Acquiring Funds, shall have received on the Closing Date an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

                (a) The Acquired Company is a corporation organized pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts Acts of 1984, Chapter 482, as amended) validly existing under the laws of the Commonwealth of Massachusetts.

                (b) To such counsel's knowledge, and without any independent investigation, the Acquired Company is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                (c) This Agreement has been duly authorized, executed and delivered by the Acquired Company on behalf of the Acquired Funds and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Funds, is a valid and binding obligation of the Acquired Company on behalf of the Acquired Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Funds under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Funds' assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

                (e) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby are authorized under the laws of the Commonwealth of Massachusetts and do not, and will not, result in a violation of the Acquired Company's charter or bylaws, as applicable.

                (f) To such counsel's knowledge, and without any independent investigation, the Acquired Company is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Funds.

         7.4 The Acquiring Trust and SAMI shall have completed due diligence on each Acquired Fund, including without limitation, review of the Acquired Fund's financial records, financial statements, tax returns, government and regulatory filings, minute books and corporate records, and such due diligence does not result in the disclosure or revelation of any fact that would materially and adversely affect the value of completing the Reorganization to the Acquiring Trust, an Acquiring Fund, or SAMI.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                       ACQUIRING FUNDS AND ACQUIRED FUNDS

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Funds or the Acquiring Funds, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.2 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may waive any such conditions for itself.

         8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.4 Each Acquired Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

         8.5 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Acquired Company, the Acquired Funds, the Acquiring Trust or the Acquiring Funds or any of the investment advisers, trustees, directors or officers of the foregoing, arising out of this

Agreement, and (b) no facts known to the Acquired Company, the Acquired Funds, the Acquiring Trust or the Acquiring Funds, which any of such persons reasonably believes might result in such litigation.

         8.6 The Acquiring Trust and the Acquired Company shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP addressed to each of the Acquiring Funds and the Acquired Funds substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

                (a) the transfer of all of the assets of each Acquired Fund in exchange for Acquiring Fund Shares and the assumption by each Acquiring Fund of the Stated Liabilities of its corresponding Acquired Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in complete dissolution and liquidation of each Acquired Fund will each constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Funds and the Acquired Funds, with regard to their respective transactions, will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

                (b) no gain or loss will be recognized by an Acquiring Fund upon the receipt of all of the assets of its corresponding Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by such Acquiring Fund of the Stated Liabilities of such Acquired Fund;

                (c) no gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to its corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by such Acquiring Fund of the Stated Liabilities of such Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for such shareholders' shares of such Acquired Fund;

                (d) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization;

                (e) the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization;

                (f) the tax basis of an Acquired Fund's assets acquired by its corresponding Acquiring Fund will be the same as the tax basis of such assets to such Acquired Fund immediately before the Reorganization. The holding period of the assets of an Acquired Fund in the hands of its corresponding Acquiring Fund will include the period during which those assets were held by such Acquired Fund; and

                (g) each Acquiring Fund will succeed to the tax attributes described in Code Section 381(c) of its corresponding Acquired Fund.

         Such opinion shall be based on customary assumptions and such representations as Kirkpatrick & Lockhart Nicholson Graham LLP may reasonably request, and each of the Acquired Funds and the Acquiring Funds will reasonably cooperate to make and certify the accuracy of such representations. In rendering such opinion, Kirkpatrick & Lockhart Nicholson Graham LLP may assume satisfaction of all the conditions set forth in Article VI and Article VII, may treat them as representations and warranties made to Kirkpatrick & Lockhart Nicholson Graham LLP, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and on representations and warranties made in separate letters addressed to Kirkpatrick & Lockhart Nicholson Graham LLP.

                                   ARTICLE IX

                                    EXPENSES

         9.1 The parties shall bear their own expenses in connection with the Reorganization, subject to the following provisions: SAMI (or an affiliate) will pay the Acquired Company's legal fees and audit fees in connection with the Reorganization up to a maximum of $70,000 if the transactions provided for herein are consummated; provided that SAMI shall advance to the Acquired Company $50,000 of the $70,000 upon the execution of this Agreement, such amount to be returnable upon a failure of the Acquired Company to satisfy the conditions precedent set forth in this Agreement or the term sheet agreed to by the parties prior to the execution of this Agreement or a breach by the Acquired Company of any representation in this Agreement or the term sheet. If the transactions provided for herein are consummated with respect to one Acquiring Fund and its corresponding Acquired Fund but not the other Acquiring Fund and its corresponding Acquired Fund, the Acquired Company shall return to SAMI an amount corresponding to $50,000 less the result of the following formula: $70,000 multiplied by a fraction the numerator which will be the value of the Acquired Fund's assets acquired by the Acquiring Fund and the denominator which will be the value of the Acquired Funds' assets the Acquiring Trust would have received if both of the transactions provided for herein were consummated. For purposes of the preceding sentence, the value of the assets of the Acquired Funds shall be computed pursuant to paragraph 2.1. The Acquiring Trust shall pay those expenses that are legitimate fund expenses incurred in connection with the Reorganization, such as costs of preparing, printing and mailing the Registration Statement, registration fees and transfer agency fees, to the extent approved by the Board of Trustees of the Acquiring Trust. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

         9.2 The Acquiring Trust, on behalf of the Acquiring Funds, and the Acquired Company, on behalf of the Acquired Funds, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                                 INDEMNIFICATION

         10.1 The Acquiring Trust agrees to indemnify and hold harmless the Acquired Company, its directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         10.2 The Acquired Company agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the

Acquired Company or an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Acquiring Trust, on behalf of the Acquiring Funds, and the Acquired Company, on behalf of the Acquired Funds, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein or in the term sheet agreed to by the parties prior to the execution of this Agreement and that this Agreement and the term sheet constitute the entire agreement between the parties.

         11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, and the obligations of the Acquiring Funds and the Acquired Funds in paragraph 5.4 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XII

                                   TERMINATION

         12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Company. In addition, either the Acquiring Trust or the Acquired Company may at its option terminate this Agreement at or before the Closing Date due to:

                (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured by the Closing Date; or

                (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

         12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Funds, the Acquired Funds, the Acquiring Trust or the Acquired Company, or their respective board members or officers, to the other party or its board members or officers, except for repayment of expenses advanced pursuant to paragraph 9.1. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                  ARTICLE XIII

                                   AMENDMENTS

         13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Acquired Company as specifically authorized by their respective board members.

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of each of the Acquiring Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of each of the Acquiring Funds, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the respective Acquiring Fund shall be responsible for the obligations of such Acquiring Fund hereunder, and all persons shall look only to the assets of the respective Acquiring Fund to satisfy the obligations of such Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of each of the Acquiring Funds and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each of the Acquiring Funds as provided in the Acquiring Trust's declaration of trust.

         14.6 It is expressly agreed that the obligations of each of the Acquired Funds hereunder shall not be binding upon any of the directors, incorporators, shareholders, nominees, officers, agents or employees of the Acquired Company personally, but shall bind only the property of each of the Acquired Funds, as provided in the charter of the Acquired Company. Moreover, all persons shall look only to the assets of the respective Acquired Fund to satisfy the obligations of such Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Directors and Board of Incorporators of the Acquired Company on behalf of each of the Acquired Funds and signed by authorized officers of the Acquired Company, acting as such. Neither the authorization by such directors and incorporators nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each of the Acquired Funds as provided in the Acquired Company's charter.

                                   ARTICLE XV

                                     NOTICES

         15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquired Company, 75 Park Plaza, Boston, Massachusetts 02116-3934, Attention: Mr. William F. Casey, Jr., or to the Acquiring Trust, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902, Attention: Mr. Edward E. Sammons, Jr., or to any other address that the Acquiring Trust or the Acquired Company shall have last designated by notice to the other party.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        ASSET MANAGEMENT FUND

                                        By:_____________________________________
                                        Name:  Edward E. Sammons, Jr.
                                        Title:  President

ACKNOWLEDGED:

By:_________________________
Name:_______________________
Title:______________________
                                        CO-OPERATIVE BANK INVESTMENT
                                        FUND (D/B/A BANK INVESTMENT FUND)

                                        By:_____________________________________
                                        Name:  William F. Casey, Jr.
                                        Title:  President

ACKNOWLEDGED:

By:_________________________
Name:_______________________
Title:______________________

                                        The Undersigned is a party to this
                                        Agreement for the purpose of paragraph
                                        9.1 only:

                                        SHAY ASSETS MANAGEMENT, INC.

                                        By:_____________________________________
                                        Name:  Rodger D. Shay, Jr.
                                        Title:  President

ACKNOWLEDGED:

By:_________________________
Name:_______________________
Title:______________________

                                    EXHIBIT A


          ------------------- ------------------------------
          ACQUIRED FUND       ACQUIRING FUND
          ------------------- ------------------------------
          Fund One            Short U.S. Government Fund
          ------------------- ------------------------------
          Liquidity Fund      Money Market Fund
          ------------------- ------------------------------

                                    EXHIBIT B

                                   CERTIFICATE

         The undersigned, being an authorized corporate officer of Co-operative Bank Investment Fund (d/b/a Bank Investment Fund) (the "Acquired Company"), hereby certifies that:

         1. This certificate is being furnished by the Acquired Company, with respect to Fund One and Liquidity Fund (the "Acquired Funds"), pursuant to Section 5.6 of the Agreement and Plan of Reorganization dated August __, 2005 (the "Agreement"), by and among the Acquired Company, with respect to each of the Acquired Funds, and Asset Management Fund, with respect to each of Short U.S. Government Fund and Money Market Fund (the "Acquiring Funds");

         2. The registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund shares to be issued to shareholders of the Acquired Funds in connection with the transactions contemplated by the Agreement does not contain any untrue statement of a material fact or omit to state a material fact about the Acquired Company or Acquired Funds necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading; and

         3. The financial statements and other financial information included in the Registration Statement or incorporated by reference into the Registration Statement with respect to the Acquired Company and Acquired Funds fairly present in all material respects the financial condition, results of operation, changes in net assets and cash flows (if the financial statements are required to include a statement of cash flows) of the Acquired Company and Acquired Funds as of the date hereof.

         IN WITNESS WHEREOF, the undersigned hereby executes this Certificate as of the __th day of August, 2005.

                                        CO-OPERATIVE BANK INVESTMENT FUND
                                        (d/b/a BANK INVESTMENT FUND)


                                        By:_____________________________________
                                        Name:  William F. Casey, Jr.
                                        Title:  President

                              ASSET MANAGEMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 22, 2005


                           SHORT U.S. GOVERNMENT FUND
                                MONEY MARKET FUND

           230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Information Statement/Prospectus dated August 22, 2005 relating to the shares of Short U.S. Government Fund and Money Market Fund, each a separate series of Asset Management Fund, to be issued in exchange for shares of Fund One and Liquidity Fund, each a separate fund of Bank Investment Fund. Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Asset Management Fund at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606 or by calling (800) 527-3713.


         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus.



                         ------------------------------



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Additional Information about the Funds.......................................S-2
Financial Statements.........................................................S-2
Pro Forma Financial Statements...............................................S-2

                  ADDITIONAL INFORMATION ABOUT ACQUIRING FUNDS


         Further information about Short U.S. Government Fund and Money Market Fund is contained in and incorporated herein by reference to the Fund's Statement of Additional Information ("SAI") dated March 1, 2005, as supplemented, insofar as it relates to Short U.S. Government Fund and Money Market Fund. No other part of the SAI is incorporated by reference herein.

                              FINANCIAL STATEMENTS

         The audited financial statements and related independent registered public accounting firm's report for Short U.S. Government Fund and Money Market Fund contained in Asset Management Fund's Annual Report for the fiscal year ended October 31, 2004 are hereby incorporated herein by reference insofar as they relate to Short U.S. Government Fund and Money Market Fund. The unaudited financial statements for Short U.S. Government Fund and Money Market Fund contained in Asset Management Fund's Semi-Annual Report for the period ended April 30, 2005 are hereby incorporated herein by reference insofar as they relate to Short U.S. Government Fund and Money Market Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

         The audited financial statements and related independent registered public accounting firm's report for Fund One and Liquidity Fund contained in Bank Investment Fund's Statement of Additional Information for the fiscal year ended December 31, 2004 are hereby incorporated herein by reference insofar as they relate to Fund One and Liquidity Fund. No other parts of BIF's Statement of Additional Information are incorporated by reference herein.


                         PRO FORMA FINANCIAL STATEMENTS


         Below are the unaudited pro forma financial statements of Short U.S. Government Fund and Money Market Fund as if the Reorganizations are consummated on August 26, 2005.

SHORT U.S. GOVERNMENT FUND/FUND ONE
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2005 (UNAUDITED)


                                                                     SHORT                                    PRO FORMA COMBINED
                                                                 U.S. GOVERNMENT     FUND      PRO FORMA          SHORT U.S.
                                                                      FUND            ONE     ADJUSTMENTS      GOVERNMENT FUND
                                                                ----------------   --------   -----------     ------------------
INVESTMENT INCOME
Interest income                                                    $ 5,147,554  $1,350,820     $       -         $ 6,498,374
                                                                   -----------   ---------     ---------         -----------

EXPENSES
Investment advisory fees                                               384,425                   139,175 (a)         523,600
Distribution fees                                                      230,657      14,382        69,121 (a)         314,160
Administration fees                                                     46,131                    16,701 (a)          62,832
Custodian fees                                                          31,190                     3,328 (b)          34,518
Transfer agent fees                                                      3,315                       526 (b)           3,841
Legal fees                                                               3,283       8,000        (7,064)              4,219
Printing fees                                                            1,868       5,109        (4,485)(c)           2,492
Trustees' fees                                                           3,277                       934               4,211
Other                                                                   36,793     194,780      (184,292)             47,281
                                                                   -----------     -------     ---------         -----------
Total expenses                                                         740,939     222,271        33,944             997,154
                                                                   -----------     -------     ---------         -----------
Less: amounts waived                                                                17,564               (a)          17,564
                                                                   -----------     -------     ---------         -----------
Net expenses                                                           740,939     204,707        33,944             979,590
                                                                   -----------     -------     ---------         -----------
Net investment income (loss)                                         4,406,615   1,146,113       (33,944)          5,518,784
                                                                   -----------   ---------     ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized gain (loss) on transactions from investment
  transactions                                                      (1,881,603)   (998,605)                       (2,880,208)
Change in unrealized appreciation/depreciation from investments        433,477     534,351                           967,828
                                                                   -----------      ------     ---------         -----------
Net realized and unrealized gain from investments                   (1,448,126)   (464,254)            -          (1,912,380)
                                                                   -----------      ------     ---------         -----------
Change in net assets resulting from operations                     $ 2,958,489     681,859     $ (33,944)        $ 3,606,404
                                                                   ===========     =======     =========         ===========

(a) Reflects revised Investment Advisory, Administration, Shareholder servicing and distribution agreements.
(b)      Reflects revised contractual vendor agreements.
(c)      Reflects the elimination of duplicative fund level fees.

SHORT U.S. GOVERNMENT FUND/FUND ONE
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
FOR THE TWELVE MONTHS ENDED APRIL 30, 2005 (UNAUDITED)


                                                                   SHORT                                          PRO FORMA COMBINED
                                                               U.S. GOVERNMENT       FUND          PRO FORMA          SHORT U.S.
                                                                    FUND              ONE         ADJUSTMENTS      GOVERNMENT FUND
                                                              ----------------   ------------     -----------     ------------------
ASSETS
Investments, at value                                           $138,830,047     $          -                        $138,830,047
Repurchase agreements, at cost                                     2,085,000       39,045,000                          41,130,000
                                                                ------------     ------------      ---------         ------------
    Total investments                                            140,915,047       39,045,000              -          179,960,047
                                                                ------------     ------------      ---------         ------------
Cash                                                                     770           38,608                              39,378
Accrued interest and dividends receivable                            725,792            3,156                             728,948
Securities sold receivable                                           341,961                -                             341,961
Other assets                                                           9,522                -                               9,522
                                                                ------------     ------------      ---------         ------------
        Total  Assets                                           $141,993,092     $ 39,086,764      $       -         $181,079,856
                                                                ------------     ------------      ---------         ------------

LIABILITIES
Dividends payable                                                    427,722                                              427,722
Accrued expenses and other payables:
    Investment advisory fees                                          29,039                                               29,039
    Distribution fees                                                 17,423                                               17,423
    Administration fees                                                3,952                                                3,952
    Other fees                                                         6,766          109,114                             115,880
                                                                ------------     ------------      ---------         ------------
        Total Liabilities                                            484,902          109,114              -              594,016
                                                                ------------     ------------      ---------         ------------
Net Assets                                                      $141,508,190     $ 38,977,650      $       -         $180,485,840
                                                                ============     ============      =========         ============
COMPOSITION OF NET ASSETS
Capital                                                          144,872,681       56,956,015                         201,828,696
Accumulated net investment income                                   (197,130)               -                            (197,130)
Accumulated net realized gain                                     (2,975,811)     (17,978,365)                        (20,954,176)
Net unrealized appreciation                                         (191,550)               -                            (191,550)
                                                                ------------     ------------      ---------         ------------
Net Assets                                                      $141,508,190     $ 38,977,650      $       -         $180,485,840
                                                                ============     ============      =========         ============

SHORT U.S. GOVERNMENT FUND/FUND ONE
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2005 (UNAUDITED)


                                                               SHORT U.S. GOVERNMENT                           FUND ONE
                                                         -------------------------------           ------------------------------
                                                                    PRINCIPAL                             PRINCIPAL
                                                         COST         AMOUNT       VALUE        COST        AMOUNT          VALUE
                                                         ----       ---------      -----        ----      ---------         -----
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES* - 33.9%
1 Yr. Constant Maturity Treasury Based ARMS
Fannie Mae
4.49%, 5/1/26                                                      $ 5,046,898  $ 5,204,931
4.33%, 5/1/27                                                        1,470,234    1,516,110
4.50%, 7/1/27                                                        1,006,411    1,038,197
4.44%, 7/1/28                                                        5,021,372    5,182,729
4.52%, 5/1/31                                                        7,807,841    8,086,346
4.38%, 9/1/33                                                        5,687,769    5,871,683
Freddie Mac
4.37%, 5/1/18                                                        1,557,060    1,596,972
4.00%, 3/1/27                                                        3,132,782    3,228,864
4.40%, 8/1/31                                                       13,905,877   14,356,746
                                                                                -----------
                                                                                $46,082,578
HYBRID ARMS
Structured Adjustible Rate Mortgage
   Loan Trust, 4.74%, 7/25/34                                        8,745,186  $ 8,745,186

Wells Fargo Mortgage Backed Securities
   Trust, 4.81%, 7/25/34                                             6,085,339    6,096,749
                                                                                -----------
                                                                                $14,841,935
                                                                                -----------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*     $61,213,514              $60,924,513

FIXED RATE MORTGAGE-RELATED SECURITIES - 36.5%
15 Yr. Securities
Freddie Mac
8.50%, 8/17/07                                                         596,124  $   605,143
8.00%, 12/17/15                                                      1,266,133    1,331,714
                                                                                -----------
                                                                                $ 1,936,857
Collateralized Mortgage Obligations
Fannie Mae
4.50%, 7/25/19                                                      25,000,000  $25,208,595
5.00%, 1/25/28                                                      10,225,000   10,343,284
Freddie Mac
7.00%, 12/15/06                                                        211,137      210,893
5.00%, 7/15/26                                                      15,000,000   15,207,831
6.00%, 3/15/31                                                      12,500,000   12,904,168
                                                                                -----------
                                                                                $63,874,771
                                                                                -----------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES           $65,647,804              $65,811,628



U.S. TREASURY OBLIGATIONS - 6.7%
U.S. Treasury Notes
3.63%, 7/15/09                                                       2,000,000  $ 1,983,594
3.38%, 9/15/09                                                       2,000,000    1,962,344
4.75%, 5/15/14                                                       3,000,000    3,127,499
4.25%, 8/15/14                                                       3,000,000    3,013,594
4.25%, 11/15/14                                                      2,000,000    2,006,875
                                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS                        $12,160,279              $12,093,906

                                      S-5

                                                               SHORT U.S. GOVERNMENT                           FUND ONE
                                                         -------------------------------           ------------------------------
                                                                    PRINCIPAL                             PRINCIPAL
                                                         COST         AMOUNT       VALUE        COST        AMOUNT          VALUE
                                                         ----       ---------      -----        ----      ---------         -----
REPURCHASE AGREEMENTS - 22.9%
Citigroup, 2.92%, (Agreement dated
4/29/05 to be repurchased at
$2,085,507 on 5/2/05. Collateralized
by various U.S. Government Securities,
3.71%-6.00%, with a value of $2,126,701,
due 10/1/18-12/1/33)                                                 2,085,000    2,085,000
                                                                                -----------
Morgan Stanley Dean Witter, Inc., 2.91%
(Agreement dated on 4/29/05 to be
repurchased at $39,054,468 on 5/2/05.)                                                                     $39,045,000   $39,045,000
                                                                                                                         -----------
TOTAL REPURCHASE AGREEMENTS                           $  2,085,000             $  2,085,000   $39,045,000                $39,045,000
                                                      ------------             ------------   -----------                -----------
Total Investments - 100%                              $141,106,597             $140,915,047   $39,045,000                $39,045,000
                                                      ============             ============   ===========                ===========

------------
* The rates presented are the rates in effect at April 30, 2005. Percentages indicated are based on Pro Form Total Investments

                                                         PRO FORMA - SHORT U.S. GOVERNMENT
                                                        -----------------------------------
                                                                      PRINCIPAL
                                                         COST           AMOUNT        VALue
                                                         ----         ---------       -----
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES* - 33.9%
1 Yr. Constant Maturity Treasury Based ARMS
Fannie Mae
4.49%, 5/1/26                                                       $ 5,046,898   $  5,204,931
4.33%, 5/1/27                                                         1,470,234      1,516,110
4.50%, 7/1/27                                                         1,006,411      1,038,197
4.44%, 7/1/28                                                         5,021,372      5,182,729
4.52%, 5/1/31                                                         7,807,841      8,086,346
4.38%, 9/1/33                                                         5,687,769      5,871,683
Freddie Mac
4.37%, 5/1/18                                                         1,557,060      1,596,972
4.00%, 3/1/27                                                         3,132,782      3,228,864
4.40%, 8/1/31                                                        13,905,877     14,356,746
                                                                                  ------------
                                                                                  $ 46,082,578
HYBRID ARMS
Structured Adjustible Rate Mortgage
   Loan Trust, 4.74%, 7/25/34                                         8,745,186      8,745,186
Wells Fargo Mortgage Backed Securities
   Trust, 4.81%, 7/25/34                                              6,085,339      6,096,749
                                                                                  ------------
                                                                                  $ 14,841,935
                                                                                  ------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*   $ 61,213,514                 $ 60,924,513

FIXED RATE MORTGAGE-RELATED SECURITIES - 36.5%
15 Yr. Securities
Freddie Mac
8.50%, 8/17/07                                                          596,124   $    605,143
8.00%, 12/17/15                                                       1,266,133      1,331,714
                                                                                  ------------
                                                                                  $  1,936,857
Collateralized Mortgage Obligations
Fannie Mae
4.50%, 7/25/19                                                       25,000,000   $ 25,208,595
5.00%, 1/25/28                                                       10,225,000     10,343,284
Freddie Mac
7.00%, 12/15/06                                                         211,137        210,893
5.00%, 7/15/26                                                       15,000,000     15,207,831
6.00%, 3/15/31                                                       12,500,000     12,904,168
                                                                                  ------------
                                                                                  $ 63,874,771
                                                                                  ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES           65,647,804                 $ 65,811,628
                                                                                  ------------

U.S. TREASURY OBLIGATIONS - 6.7%
U.S. Treasury Notes
3.63%, 7/15/09                                                        2,000,000   $  1,983,594
3.38%, 9/15/09                                                        2,000,000      1,962,344
4.75%, 5/15/14                                                        3,000,000      3,127,499
4.25%, 8/15/14                                                        3,000,000      3,013,594
4.25%, 11/15/14                                                       2,000,000      2,006,875
                                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS                        12,160,279                 $ 12,093,906

                                      S-7

                                                         PRO FORMA - SHORT U.S. GOVERNMENT
                                                        -----------------------------------
                                                                      PRINCIPAL
                                                         COST           AMOUNT        VALue
                                                         ----         ---------       -----
REPURCHASE AGREEMENTS - 22.9%
Citigroup, 2.92%, (Agreement dated
4/29/05 to be repurchased at
$2,085,507 on 5/2/05. Collateralized
by various U.S. Government Securities,
3.71%-6.00%, with a value of $2,126,701,
due 10/1/18-12/1/33)                                                  2,085,000      2,085,000

Morgan Stanley Dean Witter, Inc., 2.91%
(Agreement dated on 4/29/05 to be
repurchased at $39,054,468 on 5/2/05.)                               39,045,000   $ 39,045,000
                                                                                  ------------
TOTAL REPURCHASE AGREEMENTS                            41,130,000                 $ 41,130,000
                                                     ------------                 ------------
Total Investments - 100%                             $180,151,597                 $179,960,047
                                                     ============                 ============

------------
* The rates presented are the rates in effect at April 30, 2005. Percentages indicated are based on Pro Form Total Investments

MONEY MARKET FUND/LIQUIDITY FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

                                                                 MONEY MARKET     LIQUIDITY    PRO FORMA      PRO FORMA COMBINED
                                                                     FUND           FUND      ADJUSTMENTS     MONEY MARKET FUND
                                                                --------------    ---------   -----------     ------------------

INVESTMENT INCOME
Interest income                                                    $945,105       $3,188,958   $       -          $4,134,063
                                                                   --------       ----------   ---------          ----------

EXPENSES
Investment advisory fees                                             79,251                      299,897 (a)         379,148
Distribution fees - Class I Shares                                   50,457           12,825     315,866 (a)         379,148
Distribution fees - Class D Shares                                  115,176                            -             115,176
Administration fees                                                  15,850                       59,980 (a)          75,830
Custodian fees                                                       12,990                       26,806 (b)          39,796
Transfer agent fees                                                   4,390                        1,396 (b)           5,786
Legal fees                                                            1,811           19,363     (13,005)              8,169
Printing fees                                                           710            5,111      (2,508)(c)           3,313
Trustees' fees                                                        1,212                        4,255               5,467
Other                                                                29,618          412,940    (308,953)            133,605
                                                                   --------       ----------   ---------          ----------
Total expenses                                                      311,465          450,239     383,734           1,145,438
                                                                   --------       ----------   ---------          ----------
Less: amounts waived                                                141,058           89,514     420,537 (a)         651,109
                                                                   --------       ----------   ---------          ----------
Net expenses                                                        170,407          360,725     (36,803)            494,329
                                                                   --------       ----------   ---------          ----------
Net investment income (loss)                                        774,698        2,828,233      36,803           3,639,734
                                                                   --------       ----------   ---------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized gain (loss) on
 transactions from investment transactions
Change in unrealized appreciation/depreciation from
  investments
                                                                   --------       ----------   ---------          ----------
Net realized and unrealized gain from investments                         -                -           -                   -
                                                                   --------       ----------   ---------          ----------
Change in net assets resulting from operations                     $774,698       $2,828,233   $  36,803          $3,639,734
                                                                   ========       ==========   =========          ==========

(a) Reflects revised Investment Advisory, Administration, Shareholder servicing and distribution agreements.
(b)      Reflects revised contractual vendor agreements.
(c)      Reflects the elimination of duplicative fund level fees.

MONEY MARKET FUND/LIQUIDITY FUND
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
FOR THE TWELVE MONTHS ENDED APRIL 30, 2005 (UNAUDITED)


                                                                 MONEY MARKET       LIQUIDITY     PRO FORMA      PRO FORMA COMBINED
                                                                     FUND             FUND       ADJUSTMENTS     MONEY MARKET FUND
                                                                --------------     -----------   -----------     ------------------
ASSETS
Investments, at value                                             $26,955,596      $16,418,913                      $ 43,374,509
Repurchase agreements, at cost                                     19,533,000       75,580,000                        95,113,000
                                                                  -----------      -----------     ---------        ------------
    Total investments                                              46,488,596       91,998,913             -         138,487,509
                                                                  -----------      -----------     ---------        ------------
Cash                                                                      599          432,257                           432,856
Accrued interest and dividends receivable                               3,169           90,467                            93,636
Other assets                                                           10,763            8,038                            18,801
                                                                  -----------      -----------     ---------        ------------
        Total  Assets                                             $46,503,127      $92,529,675     $       -        $139,032,802
                                                                  -----------      -----------     ---------        ------------

LIABILITIES
Dividends payable                                                      88,829                -                            88,829
Accrued expenses and other payables:
    Investment advisory fees                                                -                                                  -
    Distribution fees - Class I Shares                                  7,968                                              7,968
    Administration fees                                                 1,320                                              1,320
    Other fees                                                          1,195            3,862                             5,057
                                                                  -----------      -----------     ---------        ------------
        Total Liabilities                                              99,312            3,862             -             103,174
                                                                  -----------      -----------     ---------        ------------
Net Assets                                                        $46,403,815      $92,525,813     $       -        $138,929,628
                                                                  ===========      ===========     =========        ============

COMPOSITION OF NET ASSETS
Capital                                                            46,418,966       92,525,813                       138,944,779
Accumulated net investment income                                           -                                                  -
Accumulated net realized gain                                         (15,151)                                           (15,151)
Net unrealized appreciation                                                 -                                                  -
                                                                  -----------      -----------     ---------        ------------
Net Assets                                                        $46,403,815      $92,525,813     $       -        $138,929,628
                                                                  ===========      ===========     =========        ============

MONEY MARKET FUND/LIQUIDITY FUND
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 2005 (UNAUDITED)

                                                             MONEY MARKET                           LIQUIDITY FUND
                                                             ------------                           --------------
                                                              PRINCIPAL                                 PRINCIPAL
                                                  COST          AMOUNT         VALUE          COST         AMOUNT        VALUE
                                                  ----        ---------        -----          ----       ---------       -----
AGENCY OBLIGATIONS - 19.5%
Fannie Mae - Discount Note*
2.68%, 5/4/05                                                 8,000,000    $ 7,998,213
Federal Home Loan Bank
  - Discount Note*
2.65%, 5/4/05                                                 3,000,000      2,999,338
2.73%, 5/12/05                                                8,000,000      7,993,326
2.81%, 6/23/05                                                4,000,000      3,983,452
2.81%, 6/30/05                                                4,000,000      3,981,267
                                                                           -----------
TOTAL AGENCY OBLIGATIONS                       $26,955,596                  26,955,596

CERTIFICATES OF DEPOSIT - 5.0%
Bank of Fall River, a Cooperative Bank
3.00%, 7/11/05                                                                                              500,000        500,000
Fidelity Cooperative Bank
3.15%, 7/20/05                                                                                              500,000        500,000
Mt. Washington Cooperative Bank
3.25%, 5/23/05                                                                                              300,000        300,000
3.00%, 7/5/05                                                                                               450,000        450,000
3.25%, 7/5/05                                                                                               600,000        600,000
NCB, FSB
3.00%, 6/10/05                                                                                            1,500,000      1,500,000
3.05%, 7/5/05                                                                                               100,000        100,000
Wakefield Cooperative Bank
3.25%, 5/19/05                                                                                            3,000,000      3,000,000
                                                                                                                        -----------
TOTAL CERTIFICATES OF DEPOSIT                                                                6,950,000                   6,950,000

FEDERAL FUNDS SOLD - 5.0%
Bank of America                                                                                           3,381,602      3,381,602
Eastern Bank                                                                                              3,587,310      3,587,310
                                                                                                                        -----------
TOTAL FEDERAL FUNDS SOLD                                                                     6,968,912                   6,968,912

MONEY MARKET FUND - 1.8%
NCB, FSB Money Market                                                                                     2,500,000      2,500,000
                                                                                                                        -----------
TOTAL MONEY MARKET FUND                                                                      2,500,000                   2,500,000

REPURCHASE AGREEMENTS - 68.7%
 Citigroup, 2.92%, (Agreement dated on
 4/29/05 to be repurchased at $19,537,753
 on 5/02/05.  Collateralized by various U.S.
 Government Securities, 3.87%-7.5%, with a
 value of $19,923,660, due 2/1/14-5/1/35.)                   19,533,000     19,533,000
                                                                           -----------

                                      S-11

                                                             MONEY MARKET                           LIQUIDITY FUND
                                                             ------------                           --------------
                                                              PRINCIPAL                                 PRINCIPAL
                                                  COST          AMOUNT         VALUE          COST         AMOUNT        VALUE
                                                  ----        ---------        -----          ----       ---------       -----
Morgan Stanley Dean Witter, Inc., 2.91%
 (Agreement dated on 4/29/05 to be
 repurchased at $75,598,328 on 5/2/05.)                                                                   75,580,000     75,580,000
                                                                                                                        -----------
TOTAL REPURCHASE AGREEMENTS                    19,533,000                   19,533,000      75,580,000                   75,580,000
                                              -----------                  -----------     -----------                  -----------
Total Investments - 100.0%                    $46,488,596                  $46,488,596     $91,998,912                  $91,998,912
                                              ===========                  ===========     ===========                  ===========

-------------------
*Effective yield at purchase
Percentages indicated are based on Pro Form Total Investments


                                                         PRO FORMA-MONEY MARKET
                                                         ----------------------
                                                             PRINCIPAL
                                                  COST         AMOUNT          VALUE
                                                  ----       ---------         -----
AGENCY OBLIGATIONS - 19.5%
Fannie Mae - Discount Note*
2.68%, 5/4/05                                                 8,000,000   $  7,998,213
Federal Home Loan Bank
  - Discount Note*
2.65%, 5/4/05                                                 3,000,000      2,999,338
3.73%, 5/12/05                                                8,000,000      7,993,326
2.81%, 6/23/05                                                4,000,000      3,983,452
2.81%, 6/30/05                                                4,000,000      3,981,267
                                                                          ------------
TOTAL AGENCY OBLIGATIONS                      $ 26,955,596                $ 26,955,596

CERTIFICATES OF DEPOSIT - 5.0%
Bank of Fall River, a Cooperative Bank
3.00%, 7/11/05                                                  500,000        500,000
Fidelity Cooperative Bank
3.15%, 7/20/05                                                  500,000        500,000
Mt. Washington Cooperative Bank
3.25%, 5/23/05                                                  300,000        300,000
3.00%, 7/5/05                                                   450,000        450,000
3.25%, 7/5/05                                                   600,000        600,000
NCB, FSB
3.00%, 6/10/05                                                1,500,000      1,500,000
3.05%, 7/5/05                                                   100,000        100,000
Wakefield Cooperative Bank
3.25%, 5/19/05                                                3,000,000      3,000,000
                                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT                    6,950,000                   6,950,000

FEDERAL FUNDS SOLD - 5.0%
Bank of America                                               3,381,602      3,381,602
Eastern Bank                                                  3,587,310      3,587,310
                                                                          ------------
TOTAL FEDERAL FUNDS SOLD                         6,968,912                  6,968,912

MONEY MARKET FUND - 1.8%
NCB, FSB Money Market                                         2,500,000      2,500,000
                                                                          ------------
TOTAL MONEY MARKET FUND                          2,500,000                   2,500,000

REPURCHASE AGREEMENTS - 68.7%
 Citigroup, 2.92%, (Agreement dated on
 4/29/05 to be repurchased at $19,537,753
 on 5/02/05.  Collateralized by various U.S.
 Government Securities, 3.87%-7.5%, with a
 value of $19,923,660, due 2/1/14-5/1/35.)                   19,533,000     19,533,000

Morgan Stanley Dean Witter, Inc., 2.91%
 (Agreement dated on 4/29/05 to be
 repurchased at $75,598,328 on 5/2/05.)                      75,580,000     75,580,000
                                                                          ------------
TOTAL REPURCHASE AGREEMENTS                     95,113,000                  95,113,000
                                              ------------                ------------
Total Investments - 100.0%                    $138,487,508                $138,487,508
                                              ============                ============

-------------------
*Effective yield at purchase
Percentages indicated are based on Pro Form Total Investments

                                      S-13

[AMF LOGO]    Asset Management Fund



                                              AMF U.S. Government Mortgage Fund

                                       AMF Intermediate Mortgage Fund

                            AMF Short U.S. Government Fund

                  AMF Ultra Short Fund
                  AMF Adjustable Rate Mortgage (ARM) Fund

           AMF Money Market Fund



Prospectus
March 1, 2005



Investment Adviser:
Shay Assets Management, Inc.

                              ASSET MANAGEMENT FUND

                          SUPPLEMENT DATED JUNE 8, 2005
                        TO PROSPECTUS DATED MARCH 1, 2005


Effective August 10, 2005, the Adjustable Rate Mortgage (ARM) Fund (the "Fund") will change its name to the Ultra Short Mortgage Fund. As a result of the name change, all references in the prospectus to "Adjustable Rate Mortgage (ARM) Fund" are deleted and replaced with "Ultra Short Mortgage Fund." In addition, the first sentence of the second paragraph under "Principal Investment Strategies" on page 4 of the prospectus is deleted and replaced with the following:

                The Fund, under normal market conditions, invests primarily in mortgage-related investments.

These changes will not affect the Fund's investment objective or the risks associated with investing in the Fund. The risks associated with investing in the Fund are interest rate risk, market risk, prepayment risk, extension risk, management risk, credit risk, issuer risk and government agency risk.

Dear Investor:

The Asset Management Fund was conceived to provide financial institutions including Banks, Savings Institutions and Credit Unions with high quality, professionally managed assets for effective financial management. As you review this Prospectus, you will note that the Fund's investment objectives are designed to comply with federal regulatory guidelines necessary for investment by these financial institutions.

Today, a growing number of institutional investors have become AMF shareholders recognizing the benefits of a disciplined investment approach emphasizing high quality mortgage-related and government securities. The AMF Funds provide investors with a full range of opportunities, from short-term investing for the liquidity portfolio to longer-term investments designed to provide exposure to attractive asset classes.

For over 20 years investors have turned to AMF as a key element of their portfolio management strategies. If you would like to learn more about the Asset Management Fund, current performance information or to speak with one of our portfolio managers, you are welcome to call the Fund toll free at 1-800-527-3713.

Sincerely,

/s/ RODGER D. SHAY                            /s/ EDWARD E. SAMMONS, JR.
Rodger D. Shay                                Edward E. Sammons, Jr.
Chairman of the Board                         President

March 1, 2005
--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------

                                   [AMF LOGO]
--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                       MONEY MARKET FUND, CLASS I SHARES*
                      ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                         U.S. GOVERNMENT MORTGAGE FUND

  The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. It is a federal offense to suggest otherwise.

---------------
* Class D Shares of the Money Market Fund are offered in a separate prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES..............................................    2
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................    2
     Adjustable Rate Mortgage (ARM) Fund....................    4
     Ultra Short Fund.......................................    6
     Short U.S. Government Fund.............................    8
     Intermediate Mortgage Fund.............................   10
     U.S. Government Mortgage Fund..........................   12

SUMMARY OF PRINCIPAL RISKS..................................   14
-----------------------------------------------------------------

INVESTMENT INFORMATION......................................   15
-----------------------------------------------------------------
     Principal Investment Strategies........................   15

TRUST AND FUND INFORMATION..................................   17
-----------------------------------------------------------------
     Investment Adviser.....................................   17
     Distributor............................................   19

NET ASSET VALUE.............................................   19
-----------------------------------------------------------------

INVESTING IN THE FUNDS......................................   19
-----------------------------------------------------------------
     Share Purchases........................................   19
     Anti-Money Laundering Program..........................   20
     Minimum Investment Required............................   21
     What Shares Cost.......................................   21
     Dividends..............................................   21
     Frequent Purchases and Redemptions of Fund Shares......   21
     Capital Gains..........................................   22

REDEEMING SHARES............................................   22
-----------------------------------------------------------------
     Telephone Redemption...................................   22
     Written Requests.......................................   22

EXCHANGES...................................................   23
-----------------------------------------------------------------

SHAREHOLDER INFORMATION.....................................   23
-----------------------------------------------------------------
     Voting Rights..........................................   23
     Disclosure of Information Regarding Portfolio
      Holdings..............................................   23
     Federal Income Tax Information.........................   23

FINANCIAL HIGHLIGHTS........................................   25
-----------------------------------------------------------------
     Money Market Fund, Class I Shares......................   25
     Adjustable Rate Mortgage (ARM) Fund....................   26
     Ultra Short Fund.......................................   26
     Short U.S. Government Fund.............................   27
     Intermediate Mortgage Fund.............................   27
     U.S. Government Mortgage Fund..........................   28

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests in high quality fixed and variable rate short-term money market instruments (including assets subject to repurchase agreements) that are denominated in U.S. dollars, have minimum credit risk and have a remaining maturity of 397 days or less. The dollar-weighted average maturity of the Fund is 90 days or less. The Fund is managed to keep its share price stable at $1.00 although there is no assurance that it will be successful in doing so.

Permissible investments include obligations issued or guaranteed by the U.S. Government or issued or guaranteed by an agency or instrumentality of the U.S. Government, eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance does not necessarily indicate how it will perform in the future. The charts and tables assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31 (Class I Shares)

    Ticker Symbol:
        ASLXX
[MONEY MARKET PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             5.69
1996                                                                             5.19
1997                                                                             5.32
1998                                                                             5.25
1999                                                                             5.04
2000                                                                             6.10
2001                                                                             3.73
2002                                                                             1.42
2003                                                                             0.94
2004                                                                             1.19

During the periods shown in the bar chart, the highest return for a quarter was 1.57% (quarter ended 12/31/00) and the lowest return for a quarter was 0.21% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS, (years ended December 31, 2004)

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Money Market Fund, Class I Shares...........................   1.19%      2.66%      3.97%

The Money Market Fund's (Class I Shares) 7-day yield ended on December 31, 2004 was 1.96%. To obtain the Fund's current 7-day yield information, please call us toll-free at 1-800-527-3713.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.15%*
12b-1 Fees..................................................       0.15%*
Other Expenses..............................................       0.11%
                                                                   -----
Total Fund Operating Expenses...............................       0.41%*
                                                                   =====

---------------
* This table and the following example have been prepared to illustrate Annual Fund Operating Expenses, assuming no fee waivers. For the fiscal year ended October 31, 2004, the Distributor and Adviser voluntarily waived their entire fees so that "Total Fund Operating Expenses" for the Class I Shares of the Money Market Fund were 0.11% of average daily net assets. Effective November 1, 2004, the Distributor is waiving 0.10% of its 12b-1 Fee so that the "12b-1 Fees" for the Class I Shares of the Money Market Fund are 0.05% of average daily net assets. The Adviser and Distributor expect to continue to waive fees throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $42      $132      $230       $518

ADJUSTABLE RATE MORTGAGE (ARM) FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund, under normal market conditions, invests primarily in high quality adjustable rate mortgage investments and related instruments. The Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market rate volatility. Under normal market and interest rate conditions, the Fund's target duration is no shorter than that of a 6-Month U.S. Treasury Bill and no longer than that of a 1-Year U.S. Treasury Note, and its maximum duration is equal to that of a 2-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASARX
[ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             9.12
1996                                                                             5.92
1997                                                                             6.51
1998                                                                             5.14
1999                                                                             4.66
2000                                                                             7.13
2001                                                                             5.95
2002                                                                             3.22
2003                                                                             1.49
2004                                                                             1.67

During the periods shown in the bar chart, the highest return for a quarter was 2.95% (quarter ended 3/31/95) and the lowest return for a quarter was -0.08% (quarter ended 9/30/03).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2004, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Adjustable Rate Mortgage (ARM) Fund (before taxes)..........   1.67%      3.87%      5.06%
ARM Fund (after taxes on distributions).....................   0.83%      2.36%      3.10%
ARM Fund (after taxes on distributions and redemptions).....   1.08%      2.37%      3.09%
The Lehman 6 Mo. T-Bill Bellwethers*........................   1.25%      3.29%      4.47%

---------------

* The Lehman 6 Mo. T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.43%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.04%
                                                                   -----
Total Fund Operating Expenses...............................       0.72%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor are currently voluntarily waiving 0.18% and 0.10% of their fees, respectively, so that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Fund were 0.25%, 0.15% and 0.44%, respectively, for the fiscal year ended October 31, 2004. The Adviser and Distributor expect to continue these waivers throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $74      $230      $401       $894

ULTRA SHORT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve current income with a very low degree of share-price fluctuation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment by national banks and federal savings associations subject to applicable regulatory limits. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests primarily in fixed and variable rate mortgage-related investments, debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, asset-backed investments, investment grade corporate debt securities, money market and other debt instruments. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury. The Fund intends to invest to a significant degree in mortgage-related securities.

Under normal market and interest rate conditions, the Fund's target duration is not expected to exceed one year. The Fund has no restriction on the minimum or maximum maturity of any particular investment held.

Other investments and investment techniques the Fund may use include fixed and variable rate debt instruments such as commercial paper rated in one of the two highest rating categories by either Moody's Investors Service, Inc. or Standard and Poor's Rating Service, inflation-indexed bonds issued both by governments and corporations, structured notes, certificates of deposit and other time deposits of FDIC insured depository institutions, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, repurchase agreements collateralized by obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks, municipal bonds, reverse repurchase agreements and mortgage dollar rolls, when-issued securities and covered short sales. The Fund may, but is not required to, use financial contracts for risk management purposes as part of its investment strategies. Some financial contracts are commonly referred to as derivatives. These investments will be used for bona fide hedging purposes, as is consistent with their permissible use in the portfolio of a national bank or federally chartered thrift.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Credit Risk *Hedging Risk *Management Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Year Ended December 31

    Ticker Symbol:
        AULTX
[BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
                                                                                    "
2002                                                                             2.50
2003                                                                             1.71
2004                                                                             1.72

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended 6/30/02) and the lowest return for a quarter was -0.28% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2004, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    SINCE INCEPTION*
                                                               ------    ----------------
Ultra Short Fund (before taxes).............................   1.72%          2.02%
Ultra Short Fund (after taxes on distributions).............   0.87%          1.11%
Ultra Short Fund (after taxes on distributions and
  redemptions)..............................................   1.12%          1.18%
The Lehman 6 Mo. T-Bill Bellwethers**.......................   1.25%          1.60%

---------------
*  The Fund commenced operations on November 14, 2001.
** The Lehman 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.45%*
12b-1 Fees..................................................       0.25%*
Other Expenses..............................................       0.07%
                                                                   -----
Total Fund Operating Expenses...............................       0.77%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser and the Distributor are currently voluntarily waiving 0.20% and 0.10% of their fees, respectively, so that the "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" were 0.25%, 0.15% and 0.47%, respectively for the fiscal year ended October 31, 2004. The Adviser and Distributor expect to continue these waivers throughout the year, but are not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR    3 YEARS    5 YEARS       10 YEARS
                                                 ------    -------    -------       --------
Ultra Short Fund.............................     $79       $246       $428           $954

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests only in high quality fixed and variable rate assets (including repurchase agreements collateralized by obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks) and under normal market conditions, invests primarily in U.S. Government obligations, which consist of obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Although some of these obligations may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note, and a maximum duration equal to that of a 3-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held by it. Other investments include eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions, certificates of deposit and other time deposits of FDIC insured depository institutions.

The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASITX
[SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             11.35
1996                                                                              3.61
1997                                                                              6.25
1998                                                                              6.60
1999                                                                              2.38
2000                                                                              7.74
2001                                                                              7.35
2002                                                                              4.63
2003                                                                              1.87
2004                                                                              1.46

During the periods shown in the bar chart, the highest return for a quarter was 3.44% (quarter ended 6/30/95) and the lowest return for a quarter was -1.13% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2004, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Short U.S. Government Fund (before taxes)...................   1.46%      4.58%      5.28%
Short U.S. Government Fund (after taxes on distributions)...   0.45%      3.00%      3.28%
Short U.S. Government Fund (after taxes on distributions and
  redemptions)..............................................   0.94%      2.94%      3.26%
The Lehman Short Government 1-3 Year Index*.................   1.06%      5.11%      5.79%

---------------
* The Lehman Short Government 1-3 Year Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.08%
                                                                   -----
Total Fund Operating Expenses...............................       0.48%
                                                                   =====

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $49      $154      $269       $604

INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests, under normal market conditions, primarily in intermediate-term, mortgage-related investments issued or guaranteed by the U.S. Government and its agencies or instrumentalities, paying fixed or adjustable rates of interest. Although some of these securities may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration equal to that of a 4-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASCPX
[INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             13.90
1996                                                                              2.86
1997                                                                              8.37
1998                                                                              6.90
1999                                                                              1.48
2000                                                                              9.74
2001                                                                              7.27
2002                                                                              5.63
2003                                                                              1.55
2004                                                                              2.16

During the period shown in the bar chart, the highest return for a quarter was 4.14% (quarter ended 6/30/95) and the lowest return for a quarter was -1.68% (quarter ended 6/30/04).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2004, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
Intermediate Mortgage Fund (before taxes)...................   2.16%      5.23%      5.92%
Intermediate Mortgage Fund (after taxes on distributions)...   0.92%      3.44%      3.71%
Intermediate Mortgage Fund (after taxes on distributions and
  redemptions)..............................................   1.39%      3.36%      3.67%
The Lehman Mortgage Index*..................................   4.70%      7.14%      7.56%

---------------
* The Lehman Mortgage Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.35%*
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.07%
                                                                   -----
Total Fund Operating Expenses...............................       0.57%*
                                                                   =====

---------------
* The fee table and the following example have been prepared to illustrate Annual Fund Operating Expenses assuming no fee waivers. The Adviser is currently voluntarily waiving 0.10% of its advisory fee, so that the "Advisory Fee" and "Total Fund Operating Expenses" for the Fund were 0.25% and 0.47%, respectively, for the fiscal year ended October 31, 2004. The Adviser expects to continue this waiver throughout the year, but is not obligated to do so.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $58      $183      $318       $714

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. The Fund encourages state chartered financial institutions to consult their legal counsel regarding whether the Fund is a permissible investment under their state law.

The Fund invests, under normal market conditions, primarily in mortgage-related securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, paying fixed or adjustable rates of interest. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may neither be issued nor guaranteed by the U.S. Treasury. The Fund has no restriction as to the minimum or maximum maturity of any particular instrument held. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 2-Year U.S. Treasury Note, and a maximum duration equal to that of a 6-Year U.S. Treasury Note.

In addition to mortgage-related investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks, and eligible bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions.

The Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition the Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also the Fund does not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies.

PRINCIPAL RISKS

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are: *Interest Rate Risk *Market Risk *Prepayment Risk *Extension Risk *Management Risk *Credit Risk *Issuer Risk *Government Agency Risk.

Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

FUND PERFORMANCE HISTORY

The following bar charts and tables provide an illustration of how performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The chart and table assume reinvestment of dividends and distributions.

                                                                         SUMMARY
--------------------------------------------------------------------------------

Annual Returns for the Years Ended December 31

    Ticker Symbol:
        ASMTX
[U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO BAR CHART]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             16.16
1996                                                                              2.83
1997                                                                              9.67
1998                                                                              7.04
1999                                                                              0.59
2000                                                                             10.48
2001                                                                              6.74
2002                                                                              7.13
2003                                                                              2.29
2004                                                                              3.70

During the period shown in the bar chart, the highest return for a quarter was 4.49% (quarter ended 6/30/95) and the lowest return for a quarter was -1.88% (quarter ended 3/31/96).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual returns for the periods ended December 31, 2004, to a broad-based securities market index (which, unlike the Fund, has no fees or expenses).

                                                               1 YEAR    5 YEARS    10 YEARS
                                                               ------    -------    --------
U.S. Government Mortgage Fund (before taxes)................   3.70%      6.03%      6.58%
U.S. Government Mortgage Fund (after taxes on
  distributions)............................................   2.16%      4.02%      4.14%
U.S. Government Mortgage Fund (after taxes on distributions
  and redemptions)..........................................   2.39%      3.92%      4.10%
The Lehman Mortgage Index*..................................   4.70%      7.14%      7.56%

---------------
* The Lehman Mortgage Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Index reflects no deduction for fees, expenses or taxes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

FEES AND EXPENSES:

THIS SECTION DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES. The Fund does not impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

SHAREHOLDER FEES............................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Advisory Fee................................................       0.25%
12b-1 Fees..................................................       0.15%
Other Expenses..............................................       0.07%
                                                                   -----
Total Fund Operating Expenses...............................       0.47%
                                                                   =====

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $48      $151      $263       $591

SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

CREDIT RISK                 Securities are generally affected by varying degrees
                            of credit risk. A security's credit risk is reflected in its credit rating. Credit risk arises in a number of ways. For instance, the Fund could lose money if the issuer or guarantor of a security, or the counterparty to a financial contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

EXTENSION RISK              During periods of rising interest rates, property
                            owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and reduces its value.

GOVERNMENT AGENCY RISK      Some obligations issued or guaranteed by U.S.
                            Government agencies or instrumentalities are not backed by the full faith and credit of the U.S.
                            Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

HEDGING RISK                The Ultra Short Fund may use financial contracts in
                            a manner consistent with their permissible use in the portfolio of a national bank or federally chartered thrift. Some financial contracts are commonly referred to as derivatives. Financial contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate or index. Hedging also involves the risk that the Investment Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also the Fund may not hedge when it would have been beneficial to do so.

INTEREST RATE RISK          Normally, the values of fixed income securities vary
                            inversely with changes in prevailing interest rates.
                            With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

ISSUER RISK                 A security may lose value as a result of a number of
                            factors. These factors include capital structure
                            (particularly the issuer's use of leverage), management performance and a diminished market for the issuer's products and/or services.

MANAGEMENT RISK             The Fund is subject to management risk due to the
                            active nature of its management. The Investment
                            Adviser and the portfolio managers will apply investment techniques, their experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by either the Investment Adviser and/or the portfolio managers will achieve the investment objective.

MARKET RISK                 The value of the securities owned by the Fund can
                            increase and decrease quickly at unexpected times.
                            The value can change as the result of a number of factors, including market-wide risks, industry-specific risk (i.e. labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or idiosyncratic risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value. Equity securities generally have greater price volatility than fixed income securities.

PREPAYMENT RISK             During periods of declining interests rates,
                            property owners may prepay their mortgages more quickly than expected thereby reducing the potential appreciation of fixed rate, asset-backed securities.

INVESTMENT INFORMATION

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Securities Selection

In selecting securities, the Investment Adviser develops an outlook for interest rates and the economy and analyzes credit and call risks. The Investment Adviser varies the quality, sector and maturity of the securities selected for the Funds based upon the Investment Adviser's analysis of financial market conditions and the outlook for the U.S. economy.

The Investment Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Investment Adviser identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages and asset-backed securities. Once investment opportunities are identified, the Investment Adviser will shift assets among sectors depending upon changes in relative valuations, credit spreads and upon historical yield or price relationships. There is no guarantee that the Investment Adviser's security selection techniques will achieve a Fund's investment objective.

Mortgage-Related and Asset-Backed Securities

Each Fund, except the Money Market Fund, may invest in mortgage-related securities and may invest all of its assets in such securities. Mortgage-related securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations ("CMOs").

The Ultra Short Fund may also invest in asset-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Asset-backed securities are securities backed by notes or receivables against assets other than real estate. Some examples are autos, credit cards and royalties.

Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related, mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private mortgage-related securities purchased by the Funds must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and therefore are excluded from the funds.

U.S. Government Securities

U.S. Government Securities are issued by the U.S. Government, its agencies or government-sponsored enterprises ("instrumentalities"). These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations;
(ii) obligations of the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association ("Sallie Mae"), each of whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. Securities which are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association ("Ginnie Mae" or "GNMA").

U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Agency or instrumentality obligations may be subject to government agency risk.

When-Issued and Delayed-Delivery Securities

Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date.

By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued and delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

Although a Fund will generally purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Fund may dispose of the securities prior to delivery, if the Adviser deems it appropriate. If a Fund chooses to dispose of the right to acquire such securities prior to acquisition, it could, as with the disposition of any other such investment, incur a gain or loss due to market fluctuation.

Corporate Debt Securities

The Ultra Short Fund may invest up to 30% of total assets in investment grade corporate debt securities, including commercial paper, provided however, that commercial paper must be rated in one of the two highest rating categories by either Moody's Investors Service, Inc. or Standard & Poor's Rating Service. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Certificates of Deposit and Bankers' Acceptances

The Funds may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

The Funds may invest in eligible bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 90 days or less. Generally, eligible bankers' acceptances are acceptances that are acceptable by a Federal Reserve Bank as collateral at the discount window.

Variable and Floating Rate Securities

The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. The Funds determine the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks from a bank or broker-dealer who agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Duration

A bond portfolio's duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepayments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flow over time. In computing portfolio duration, a bond portfolio will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the "option-adjusted" duration. The Funds (other than the Money Market Fund) have no restriction as to the minimum or maximum maturity of any particular security held by them, but intend to maintain the minimum and maximum durations noted above. There can be no assurance that the Investment Adviser's estimate of duration will be accurate or that the duration of a Fund will always remain within the Fund's target duration.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in U.S. debt securities, including taxable securities and short-term money market securities, when the Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

TRUST AND FUND INFORMATION

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Investment decisions for the Funds are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Rodger D. Shay. The Adviser, which is located at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, is registered under the Investment Advisers Act of 1940 and managed, as of December 31, 2004, approximately $4.6 billion in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

Advisory Fee Expenses

The Funds pay an annual advisory fee based upon a percentage of average daily net assets. For the year ended October 31, 2004, the advisory fee was paid to the Adviser as follows:

Money Market Fund, Class I Shares...........................    0.00%*
Adjustable Rate Mortgage (ARM) Fund.........................    0.25%*
Ultra Short Fund............................................    0.25%*
Short U.S. Government Fund..................................    0.25%
Intermediate Mortgage Fund..................................    0.25%*
U.S. Government Mortgage Fund...............................    0.25%

---------------
* The investment adviser voluntarily waived a portion of the advisory fees with respect to the Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund and the Intermediate Mortgage Fund. Without such waivers, the fees would have been 0.15%, 0.43%, 0.45% and 0.35%, respectively.

Each voluntary waiver may be terminated at any time by the Adviser.

Portfolio Managers

The portfolio managers of the Adviser responsible for the day-to-day management of the Funds' investments are Edward E. Sammons, Jr., Richard Blackburn, Jon P. Denfeld, David Petrosinelli and Kevin T. Blaser.

Mr. Sammons, President and Chief Investment Strategist (Fixed Income) of the Adviser, leads the team that is responsible for the day-to-day management of the Funds' investments. Mr. Sammons has been primarily responsible for the Funds' investments since 1985. Prior to joining the Adviser in 1983, Mr. Sammons spent over 20 years with the Republic Bank of Dallas and left as a Senior Vice President and Manager of Fixed Income Securities.

Mr. Blackburn has been Senior Vice President and Senior Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Adviser primarily as an account executive and financial consultant. Mr. Blackburn has 34 years of experience in the securities industry. His previous employers include Harris Bank, Chicago; Merrill Lynch; and the First National Bank of Chicago. Mr. Blackburn's primary focus is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

Mr. Denfeld, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income portfolio management team in 1996. From 1993 to 1996, he was employed by the Funds' distributor, Shay Financial Services, Inc., as an account executive specializing in financial institutions. Mr. Denfeld's focus is in the government and mortgage securities markets. He earned a Bachelor of Arts, with a major in Economics, from Fairfield University and is a Chartered Financial Analyst (CFA) charterholder.

Mr. Petrosinelli, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income portfolio management team in 1999. From 1998 to 1999, Mr. Petrosinelli managed the Operating and Bond Proceed Funds for the Chicago Public Schools, a division of the City of Chicago. Prior to that, he was Assistant Vice President and Portfolio Manager for the Celtic Group, an insurance holding company. Mr. Petrosinelli's primary focus is in the government and mortgage securities markets. He earned a Bachelor of Science in Finance from Northeastern University in Boston and a Master of Business Administration, cum laude, with a concentration in Economics, from Loyola University in Chicago. Mr. Petrosinelli is also a Chartered Financial Analyst (CFA) charterholder.

Mr. Blaser, Vice President and Portfolio Manager of the Adviser, joined the Adviser's fixed income management team in 2003. Prior to joining the fixed-income management team, Mr. Blaser worked for the Portfolio Strategies Group of Shay Financial Services, Inc. Before joining Shay in 1998, Mr. Blaser worked for an institutional broker-dealer in the Detroit, Michigan area. He is currently a Level II Chartered Financial Analyst (CFA) candidate and holds a Bachelor of Arts in Economics from Michigan State University.

Additional information regarding the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is available in the Statement of Additional Information (see "Investment Adviser--Portfolio Managers" in the Statement of Additional Information).

DISTRIBUTOR
--------------------------------------------------------------------------------

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the "Distributor"), as the principal distributor of the Funds' shares, directly and through other firms advertises and promotes the Funds. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") which allows each Fund to pay the Distributor the following fees for the sale and distribution of its shares:

     The Money Market Fund Class I Shares and the Short U.S. Government Fund, a fee at an annual rate equal to 0.15% of the combined average daily net assets of each Fund (the "Combined Assets") up to and including $0.5 billion; at an annual rate equal to 0.125% of the Combined Assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the Combined Assets between $1.0 billion and $2.0 billion; and at an annual rate equal to 0.075% of the Combined Assets over $2.0 billion.

     Adjustable Rate Mortgage (ARM) Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

     Ultra Short Fund, a fee with respect to the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

     Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, a fee with respect to each Fund at an annual rate equal to 0.15% of the average daily net assets of each Fund up to and including $0.5 billion; at an annual rate equal to 0.125% of the average daily net assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10% of the average daily net assets between $1.0 billion and $1.5 billion; and 0.075% of the average daily net assets over $1.5 billion.

The Distributor is currently waiving all or a portion of its fee for the Class I Shares of the Money Market Fund, Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund. The voluntary waivers may be terminated at any time by the Distributor.

Because these fees are paid out of a Fund's assets on an ongoing basis over time, these fees will increase the cost of your investment. This charge could cost you more over time than you would pay through some other types of sales charges; however, the Rule 12b-1 fees are so low that the Trust shares offered by this prospectus are considered offered at "no-load."

NET ASSET VALUE

For all Funds other than the Money Market Fund, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. In general, Fund assets are valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days may be valued at amortized cost.

The Money Market Fund's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost. The Trust's Board of Trustees has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Fund will be able to do so.

INVESTING IN THE FUNDS

SHARE PURCHASES
--------------------------------------------------------------------------------

To purchase shares of the Funds, investors may open an account by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Funds may be made by telephoning the Distributor at (800) 527-3713.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. (As used in this Prospectus, the term "Business Day" means any day on which The Bank of New York and the Bond Market (as determined by the Bond Market Association) are both open for business. The Bank of New York is open weekdays and is closed on weekends and certain national holidays.) Payment must be in the form of federal funds. Checks are not accepted. Wire transfer instructions for federal funds should be as follows:
Bank of New York, New York, NY, ABA#021 000 018, Ref: Account Number 8900403195. For purchase of Asset Management Fund, (Name of Fund); From: (Name of Investor); Account Number (Investor's account number with the Trust); $(Amount to be invested).

FOR ALL FUNDS OTHER THAN THE MONEY MARKET FUND. For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., New York City time, and payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Bank of New York by 4:00 p.m., New York City time, on the Business Day designated for settlement or the order will be cancelled.

FOR THE MONEY MARKET FUND. A purchase order must be received on a Business Day before 3:00 p.m., New York City time, and payment for the purchase order must be received by The Bank of New York by 4:00 p.m., New York City time, of that day.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust, the Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of the Trust's shares. The Distributor reserves the right to reimburse the Trust in its sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor's failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or The Bank of New York. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust, the Adviser and/or the Distributor reserve the right to reject any purchase order.

ANTI-MONEY LAUNDERING PROGRAM
--------------------------------------------------------------------------------

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor's identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $10,000; provided, however, that the Distributor and/or the Trust reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required. Subsequent purchases may be made in any amount.

WHAT SHARES COST
--------------------------------------------------------------------------------

Shares of the Funds are sold at their net asset value next determined after the purchase order is received. The Money Market Fund seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value"). There is no sales charge imposed by the Funds. For all Funds other than the Money Market Fund, the net asset value is determined each Business Day at 4:00 p.m., New York City time. For the Money Market Fund, net asset value is determined on each Business Day at 3:00 p.m., New York City time, for purchase orders. Net asset value for purposes of pricing redemption orders is determined twice on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

DIVIDENDS
--------------------------------------------------------------------------------

Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. (3:00 p.m. for the Money Market Fund), New York City time, and are automatically reinvested in additional shares of the respective Portfolios unless the shareholder requests cash payments by contacting the Distributor.

For all Funds other than the Money Market Fund, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Fund, an investor will receive the dividend declared on the day its purchase order is settled. A Money Market Fund shareholder seeking same day settlement of a redemption will not receive the dividend declared on the day its redemption order is effected.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
--------------------------------------------------------------------------------

Frequent purchases and redemptions of a Fund's shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or fund expenses. All Funds, except the Money Market Fund, discourage and have established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Funds' policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, except accounts held in the name of a financial intermediary, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down ("market timing"); (ii) the Adviser on behalf of each Fund reserves the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Funds, Adviser and Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Funds. The Funds' policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement the Funds' frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Funds may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds. The Funds may not have access to information regarding trading activity by individual investors in such accounts. Accordingly, the Funds' policies and procedures with respect to frequent purchases and redemptions do not apply to accounts held in the name of a financial intermediary.

Unlike the other Funds, the Money Market Fund is designed to permit frequent trading in the Fund. As a result, the Trust's Board of Trustees has determined that it would be appropriate for the Fund not to adopt policies and procedures with respect to frequent purchases and redemptions of the Fund shares.

CAPITAL GAINS
--------------------------------------------------------------------------------

Net capital gains, if any, of a Fund are generally declared and paid once each year and reinvested in shares or, at the shareholder's option, paid in cash.

REDEEMING SHARES

The Funds redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------

- For all Funds other than the Money Market Fund:

  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. Shareholders may experience difficulties contacting the Distributor during drastic economic events, political uncertainty or national tragedies. At such times, shareholders may also contact the Distributor at (312) 214-7455. In addition, shareholders can submit written requests for redemption as described under "Written Requests." Net asset value is determined each Business Day at 4:00 p.m., New York City time. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemption requests received prior to 12:00 Noon, New York City time on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 p.m., New York City time. This means that proceeds will normally be wired in federal funds to the shareholder's bank or other account shown on the Trust's records the next Business Day, but in no case later than seven days.

- For the Money Market Fund:

  Shareholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. For redemptions, net asset value is determined twice each Business Day, at 12:00 Noon and at 3:00 p.m., New York City time. If the request is received before 3:00 p.m., New York City time, on a Business Day, the proceeds will normally be wired the same day in federal funds to the shareholder's bank or other account shown on the Fund's records, but in no case later than seven days ("same day settlement"). If the request is received after 3:00 p.m., New York City time, on a Business Day, the request will be priced and the proceeds will normally be wired the next Business Day.

  A shareholder seeking same day settlement will not receive any dividend declared on the day its redemption request is effected.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

Shares may also be redeemed by sending a written request to the Distributor, 230
W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902; Attention: Asset Management Fund.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

- a Federal Home Loan Bank

- a savings association or a savings bank

- a trust company or a commercial bank

- a member firm of a domestic securities exchange or a registered securities association

- a credit union or other eligible guarantor institution

In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Shareholders with questions concerning documentation should call the Distributor at (800) 527-3713.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

Shareholders may exchange shares of a Fund with shares in another Fund of the Trust by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders will receive dividends in the Fund through the date the exchange is effected and will begin receiving dividends in the other Fund the next Business Day. An exchange between Funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

SHAREHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

The Trust has six funds: >the Money Market Fund, the Adjustable Rate Mortgage
(ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund. Shares of each Fund represent interests only in the corresponding Fund and have equal voting rights within each Fund. The Money Market Fund is the only fund of the Trust that has two classes of shares: the Class I Shares and Class D Shares. Shares of each class have equal voting rights within each class and within the Money Market Fund. The Class D Shares of the Money Market Fund are offered in a separate prospectus. The Trust's Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the Investment Company Act of 1940 or the document establishing and designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

A description of the Trust's policy with respect to disclosure of information regarding the portfolio holdings of the Funds is available in the Statement of Additional Information (see "Disclosure of Information Regarding Portfolio Holdings" in the Statement of Additional Information).

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code for its future taxable years so long as such qualification is in the best interests of shareholders. If a Fund so qualifies, it will not pay federal income tax on the income and capital gain that it distributes to its shareholders.

The Trust intends to distribute all of the net investment income and any net capital gains, if any, of the Funds to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends or distributions are received in cash or as additional shares. Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. It is not anticipated that any Fund's distributions will be treated as "qualified dividend income" eligible for reduced rates of federal income taxation when received by non-corporate shareholders.

Redemptions and exchanges of Fund shares are treated as sales and are subject to federal income taxation.

Dividends and distributions may be subject to state and local taxes. Depending on your state's tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Information on the federal income tax status of dividends and distributions is provided annually.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Prospective shareholders of a Fund should consult with their own tax advisers concerning the effect of owning shares of such Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available upon request.

MONEY MARKET FUND, CLASS I SHARES
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.0104      0.0096      0.0152      0.0441      0.0578
  Net realized losses from investments................         --          --          --          --          --(a)
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.0104      0.0096      0.0152      0.0441      0.0578
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income:......................    (0.0104)    (0.0096)    (0.0152)    (0.0441)    (0.0578)
Change in net asset value.............................         --          --          --          --          --
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                         ========    ========    ========    ========    ========
Total return..........................................      1.04%       0.97%       1.54%       4.50%       5.93%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $ 31,883    $ 40,737    $ 30,571    $ 45,491    $ 48,202
  Ratio of expenses to average net assets.............      0.11%       0.18%       0.26%       0.30%       0.30%
  Ratio of net investment income to average net
     assets...........................................      1.04%       0.96%       1.53%       4.31%       5.74%
  Ratio of expenses to average net assets*............      0.41%       0.39%       0.41%       0.45%       0.45%
-----------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) Net realized losses per share were less than $0.00005.

ADJUSTABLE RATE MORTGAGE (ARM) FUND
--------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------
                                                     2004          2003          2002        2001(A)        2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.............   $     9.88    $     9.95    $     9.97    $     9.86    $   9.84
                                                  ----------    ----------    ----------    ----------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................       0.1824        0.1778        0.2947        0.5319      0.6048
  Net realized and unrealized gain (loss) from
     investments...............................      (0.0070)      (0.0230)       0.0124        0.1386      0.0233
                                                  ----------    ----------    ----------    ----------    --------
       Total from investment operations........       0.1754        0.1548        0.3071        0.6705      0.6281
                                                  ----------    ----------    ----------    ----------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income................      (0.2254)      (0.2248)      (0.3271)      (0.5605)    (0.6129)
                                                  ----------    ----------    ----------    ----------    --------
Change in net asset value......................        (0.05)        (0.07)        (0.02)         0.11        0.02
                                                  ----------    ----------    ----------    ----------    --------
Net asset value, end of year...................   $     9.83    $     9.88    $     9.95    $     9.97    $   9.86
                                                  ==========    ==========    ==========    ==========    ========
Total return...................................        1.79%         1.57%         3.13%         6.98%       6.63%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)...........   $3,317,024    $4,596,939    $3,389,975    $2,064,844    $681,652
  Ratio of expenses to average net assets......        0.44%         0.44%         0.45%         0.49%       0.48%
  Ratio of net investment income to average net
     assets....................................        1.92%         1.72%         2.91%         5.37%       6.22%
  Ratio of expenses to average net assets*.....        0.72%         0.71%         0.75%         0.79%       0.78%
  Portfolio turnover rate......................          50%          117%          107%           72%         67%
------------------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net investment income is based on average shares outstanding through the period.

ULTRA SHORT FUND
--------------------------------------------------------------------------------

                                                                                          NOVEMBER 14,
                                                                                           2001(A) TO
                                                                  2004        2003      OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $   9.92    $   9.95        $  10.00
                                                                --------    --------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................      0.1985      0.1601          0.2204
  Net realized and unrealized gains on investments..........     (0.0217)     0.0242          0.0058
                                                                --------    --------        --------
       Total from investment operations.....................      0.1768      0.1843          0.2262
                                                                --------    --------        --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.............................     (0.2268)    (0.2143)        (0.2762)
                                                                --------    --------        --------
Change in net asset value...................................       (0.05)      (0.03)          (0.05)
                                                                --------    --------        --------
Net asset value, end of period..............................    $   9.87    $   9.92        $   9.95
                                                                ========    ========        ========
Total return................................................       1.80%       1.87%           2.29%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......................    $291,349    $251,668        $287,116
  Ratio of expenses to average net assets...................       0.47%       0.47%           0.50%(c)
  Ratio of net investment income to average net assets......       2.00%       1.66%           2.11%(c)
  Ratio of expenses to average net assets*..................       0.77%       0.77%           0.80%(c)
  Portfolio turnover rate...................................        118%        126%            127%
--------------------------------------------------------------------------------------------------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.

SHORT U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.68    $  10.78    $  10.75    $  10.34    $  10.36
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.2640      0.2738      0.3512      0.5652      0.5973
  Net realized and unrealized gain (loss) from
     investments......................................    (0.0415)    (0.0686)     0.0674      0.4086     (0.0240)
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.2225      0.2052      0.4186      0.9738      0.5733
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.2925)    (0.3052)    (0.3886)    (0.5638)    (0.5976)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................      (0.07)      (0.10)       0.03        0.41       (0.02)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.61    $  10.68    $  10.78    $  10.75    $  10.34
                                                         ========    ========    ========    ========    ========
Total return..........................................      2.11%       1.92%       3.98%       9.66%       5.77%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $153,252    $232,605    $162,170    $191,632    $ 96,098
  Ratio of expenses to average net assets.............      0.48%       0.47%       0.49%       0.51%       0.51%
  Ratio of net investment income to average net
     assets...........................................      2.50%       2.47%       3.35%       5.25%       5.79%
  Portfolio turnover rate.............................       152%         72%         75%         54%        138%
-----------------------------------------------------------------------------------------------------------------

INTERMEDIATE MORTGAGE FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $   9.62    $   9.79    $   9.83    $   9.33    $   9.33
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.2892      0.2525      0.4155      0.5675      0.5754
  Net realized and unrealized gain (loss) from
     investments......................................    (0.0233)    (0.1156)    (0.0213)     0.4861      0.0051
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.2659      0.1369      0.3942      1.0536      0.5805
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income.......................    (0.3159)    (0.3069)    (0.4342)    (0.5536)    (0.5795)
Change in net asset value.............................      (0.05)      (0.17)      (0.04)       0.50        0.00
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $   9.57    $   9.62    $   9.79    $   9.83    $   9.33
                                                         ========    ========    ========    ========    ========
Total return..........................................      2.81%       1.41%       4.13%      11.59%       6.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $298,308    $347,858    $240,645    $204,891    $ 90,768
  Ratio of expenses to average net assets.............      0.47%       0.47%       0.47%       0.50%       0.51%
  Ratio of net investment income to average net
     assets...........................................      3.02%       2.52%       4.28%       5.74%       6.25%
  Ratio of expenses to average net assets*............      0.57%       0.57%       0.57%       0.60%       0.61%
  Portfolio turnover rate.............................       148%         98%         54%         47%        110%
-----------------------------------------------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

U.S. GOVERNMENT MORTGAGE FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------
                                                           2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....................   $  10.56    $  10.77    $  10.83    $  10.27    $  10.26
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................     0.3875      0.3689      0.5116      0.6381      0.6646
  Net realized and unrealized gain (loss) from
     investments......................................     0.0795     (0.1511)    (0.0377)     0.5590      0.0109
                                                         --------    --------    --------    --------    --------
       Total from investment operations...............     0.4670      0.2178      0.4739      1.1971      0.6755
                                                         --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
     From net investment income:......................    (0.4370)    (0.4278)    (0.5339)    (0.6371)    (0.6682)
                                                         --------    --------    --------    --------    --------
Change in net asset value.............................       0.03       (0.21)      (0.06)       0.56        0.01
                                                         --------    --------    --------    --------    --------
Net asset value, end of year..........................   $  10.59    $  10.56    $  10.77    $  10.83    $  10.27
                                                         ========    ========    ========    ========    ========
Total return..........................................      4.52%       2.04%       4.54%      11.99%       6.90%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)..................   $166,868    $204,566    $ 94,154    $105,713    $ 71,449
  Ratio of expenses to average net assets.............      0.47%       0.47%       0.47%       0.50%       0.52%
  Ratio of net investment income to average net
     assets...........................................      3.70%       3.39%       4.80%       6.09%       6.53%
  Portfolio turnover rate.............................       171%        102%         82%         86%        127%
-----------------------------------------------------------------------------------------------------------------

                                     Notes

                                     Notes

SHAREHOLDER REFERENCE INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Suite 2810
Chicago, Illinois 60606

ADMINISTRATOR AND TRANSFER
AND DIVIDEND AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

TRUSTEES AND OFFICERS
Rodger D. Shay, Sr.
Trustee and Chairman

Gerald J. Levy
Trustee and Vice Chairman

Richard M. Amis
Trustee

Arthur G. DeRusso
Trustee

David F. Holland
Trustee

William A. McKenna, Jr.
Trustee

Rodger D. Shay, Jr.
Trustee

Edward E. Sammons, Jr.
President

Robert T. Podraza
Vice President and Assistant Treasurer

Trent M. Statczar
Treasurer

Daniel K. Ellenwood
Secretary

Frederick J. Schmidt
Chief Compliance Officer

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds' investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:

By Phone:
1-800-527-3713

By Mail:
Shay Financial Services, Inc.
Attn: Asset Management Fund
230 West Monroe Street
Suite 2810
Chicago, IL 60606

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
(a duplication fee is charged)

In Person:
Public Reference Room
Securities and Exchange Commission,
Washington, D.C.
(Call 1-202-942-8090 for more information)

By Internet:
http://www.amffunds.com
http://www.sec.gov (EDGAR Database)

By E-mail:
publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Funds or to make shareholder inquiries, call 1-800-527-3713.

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number:      Asset Management Fund     811-3541

[AMF LOGO] Asset Management Fund
230 W. Monroe Street, Suite 2810, Chicago, IL 60606 - 1-800-527-3713
- www.amffunds.com

                              ASSET MANAGEMENT FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2005
                          AS SUPPLEMENTED APRIL 1, 2005


                                MONEY MARKET FUND
                       ADJUSTABLE RATE MORTGAGE (ARM) FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                          U.S. GOVERNMENT MORTGAGE FUND


           230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606

         The Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund (the "ARM Fund"), the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds") are each a portfolio of Asset Management Fund (the "Trust"), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust's other series.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectuses, dated March 1, 2005 (the "Prospectuses"), a copy of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

         The financial statements, notes and report of the Trust's independent registered public accounting firm pertaining to these funds which appear in the Trust's 2004 Annual Report to Shareholders are incorporated herein by reference. The Trust's 2004 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

                                TABLE OF CONTENTS
                                                                            PAGE

Trust History..................................................................1
The Funds' Objectives and Investment Policies..................................1
Investment Restrictions.......................................................12
Purchase and Redemption of Shares.............................................18
Management of the Trust.......................................................18
Investment Adviser............................................................28
Distributor...................................................................32
Fund Services.................................................................35
Custodian.....................................................................36
Determination of Net Asset Value..............................................36
Federal Income Taxes..........................................................37
Fund Transactions.............................................................40
Disclosure of Information Regarding Portfolio Holdings........................40
Organization and Description of Shares........................................41
Counsel and Independent Registered Public Accounting Firm.....................41
General Information...........................................................42
Financial Statements..........................................................42
Appendix A...................................................................A-1

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses. The term Mortgage Securities Funds refers to the ARM Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund.

                                  TRUST HISTORY

         Asset Management Fund (the "Trust") is a Delaware statutory trust organized under a Declaration of Trust ("Declaration of Trust") dated July 22, 1999. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds are diversified.

                  THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES

         Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Ultra Short Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectuses, together with the following, as long as principal and interest on such investments are not in default:

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, under which it may acquire obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. If the seller defaults on its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund will always receive as collateral U.S. government securities or other securities that are not subject to any investment limitation on the part of national banks whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust's custodian. No Fund will enter into any repurchase agreements maturing in more than 60 days.

         FDIC INSURED INSTITUTIONS. Although each Fund's investment in certificates of deposit and other time deposits in an FDIC insured institution is insured to the extent of $100,000 by the FDIC, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

         The Money Market Fund will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, may be purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), or (iii) if rated only by one NRSRO has a short-term debt obligation rating in the highest category by that NRSRO, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser.

         The Funds (except the Money Market Fund) will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees.

         RELATIVE STABILITY OF PRINCIPAL. The Money Market Fund seeks to maintain its net asset value per share at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis). The net asset value per share of the other Funds fluctuates. It is expected that over the long term the volatility of the other Funds will be low in relation to longer-term bond funds; however, there may be a loss of principal.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and for the Ultra Short Fund certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

         TEMPORARY DEFENSIVE STRATEGIES. For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

         U.S. GOVERNMENT OR AGENCY SECURITIES. Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, such securities may be valued at less than the purchase price.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. At the time each Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security it purchased. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust's custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations.

         To be announced ("TBA") mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

         VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         The Ultra Short Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The floater's coupon is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

         INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         CORPORATE DEBT SECURITIES. The Ultra Short Fund's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.

         MUNICIPAL BONDS. The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. The municipal bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal bonds in the same manner.

         HEDGING STRATEGIES. The Ultra Short Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund's use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, after the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.

         Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

         COVERED SHORT SALES. The Ultra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A "short sale" is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop. If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain. If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) instructs the custodian to segregate cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

         The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         LOANS OF PORTFOLIO SECURITIES. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

MORTGAGE SECURITIES

         MORTGAGE-RELATED SECURITIES. Most mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         Mortgage-related securities may be classified into the following principal categories, according to the issuer or guarantor:

                  Government mortgage-related securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). FNMA is a U.S. government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

                  Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private mortgage-related securities purchased by the Mortgage Securities Funds must be rated in one of the two highest rating categories by at least one NRSRO.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to private mortgage-related securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Mortgage Securities Fund may only invest in private mortgage-related securities to the extent the private mortgage-related securities are entitled to a 20% risk weighting under the capital adequacy guidelines of the Office of Thrift Supervision ("OTS") and Office of the Comptroller of the Currency ("OCC").

         Commercial mortgage-backed securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

         If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

         ADJUSTABLE RATE MORTGAGE SECURITIES. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities ("ARMS") in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund's net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund's investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

         The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

         All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

         MORTGAGE DOLLAR ROLLS. The Ultra Short Fund may enter into mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a broker or other financial institution and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

         Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

         CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as REMICs typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Funds will not invest in any class with residual characteristics. In addition, each Fund limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one NRSRO.

         PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under "General Information" in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund's shareholders.

         Each Fund (except the Ultra Short Fund) shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         Each Fund may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (2) Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an "underwriter" in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

         (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

         (1) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         The Money Market Fund and Short U.S. Government Fund each may not:

         (1) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph.

         (2) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (3) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Ultra Short Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         The ARM Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

         (1) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         The ARM Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made.

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Intermediate Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The U.S. Government Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

NON-FUNDAMENTAL POLICIES

         The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust's Board of Trustees without shareholder approval.

         The Funds have the following non-fundamental policies:

         All Funds each:

         (1) May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         All the Funds except the Ultra Short Fund each:

         (1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

         (2) Limit investments in bankers' acceptances to bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

         (3) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

         (4) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

         The Money Market Fund and Short U.S. Government Fund each:

         (1) May not invest in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         The Ultra Short Fund:

         (1) May not invest in foreign securities that are not U.S. dollar denominated.

         (2) May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

         The Short U.S. Government Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The ARM Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each:

         (1) Each Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

         The ARM Fund:

         (1) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

         (2) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in adjustable rate mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The Intermediate Mortgage Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The U.S. Government Mortgage Fund:

         (1) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         (3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds' behalf.

         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor's account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund's shares.

         The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Fund's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. The fund complex consists of the six Funds in the Trust and the AMF Large Cap Equity Institutional Fund, Inc.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                          NO. OF
                                    LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST          PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND                FIVE YEARS, PRIOR RELEVANT              FUND COMPLEX
           ADDRESS                  TERM OF OFFICE          EXPERIENCE AND OTHER DIRECTORSHIPS            OVERSEEN
------------------------------  --------------------    -------------------------------------------     -------------
INDEPENDENT TRUSTEES
Richard M. Amis                 Trustee since 1997.     President, First Federal Community Bank               6
(11/1/50)                       Indefinite Term of      since 1984; Director, First Financial
630 Clarksville Street          Office                  Trust Company since 1993; and Chairman,
Paris, TX  75460                                        Texas Savings and Community Bankers
                                                        Association from 1997 to 1998.

Arthur G. DeRusso (5/28/21)     Trustee since 1993.     Retired; Chief Executive Officer, Eastern             6
5397 S.E. Major Way             Indefinite Term of      Financial Federal Credit Union from 1968 to
Stuart, FL  34997               Office                  1992; Chairman and Director, First Credit
                                                        Union Trust Co., Inc. from 1988 to 1992;
                                                        President, Airline Credit Union Conference
                                                        in 1991; and Director, Honor ATM Network,
                                                        Florida from 1985 to 1990.

David F. Holland                Trustee since 1993      Chairman of the Board, Chief Executive                6
(11/3/41)                       and from 1988 to        Officer and President, BostonFed Bancorp
17 Ledgewood Circle             1989. Indefinite Term   Inc. from 1995 to 2005; Chairman of the
Topsfield, MA  01983            of Office               Board from 1989 to 2005 and Chief Executive
                                                        Officer from 1986 to 2005, Boston Federal
                                                        Savings Bank; Chairman of the Board,
                                                        Broadway National Bank from 1997 to 2003;
                                                        Director, Federal Home Loan Bank of Boston
                                                        from 1989 to 1994 and from 1998 to 2003;
                                                        Chairman, America's Community Banking
                                                        Partners, Inc. from 1995 to 1997; Director,
                                                        ACB Investment Services, Inc. from 1995 to
                                                        1997; Director, M.S.B. Fund, Inc. from 1997
                                                        to 2003; Director, NYCE Corporation from
                                                        1995 to 2001; Director from 1990 to 1995 and
                                                        Chairman from 1993 to 1994, America's
                                                        Community Bankers; Member from 1995 to 1997
                                                        and President in 1997, Thrift Institution
                                                        Advisory Council; and Director, New England
                                                        College of Finance since 1999.

                                       19

                                   POSITION(S) HELD
                                     WITH TRUST,                                                          NO. OF
                                    LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST          PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND                FIVE YEARS, PRIOR RELEVANT              FUND COMPLEX
           ADDRESS                  TERM OF OFFICE          EXPERIENCE AND OTHER DIRECTORSHIPS            OVERSEEN
------------------------------  --------------------    -------------------------------------------     -------------
Gerald J. Levy                  Vice Chairman of the    Chairman since 1984 and Director since 1963,          6
(3/31/32)                       Board since 1997 and    Guaranty Bank (from 1959 to 1984, he held a
4000 W. Brown Deer Road         Trustee since 1982.     series of officer's positions, including
Milwaukee, WI  53209            Indefinite Term of      President); Chairman, United States League
                                Office                  of Savings Institutions in 1986; Director,
                                                        FISERV, Inc. since 1986; Director, Republic
                                                        Mortgage Insurance Company since 1995;
                                                        Director, Guaranty Financial since 1992;
                                                        Director, Federal Asset Disposition
                                                        Association from 1986 to 1989; Director and
                                                        Vice Chairman, Federal Home Loan Bank of
                                                        Chicago since 2005 and from 1978 to 1982;
                                                        and member of Advisory Committee, Federal
                                                        Home Loan Mortgage Corporation and Federal
                                                        National Mortgage Corporation from 1986 to
                                                        1987.

William A. McKenna, Jr.         Trustee since 2002.     Chairman Emeritus and Trustee since 2004,             7
(12/26/36)                      Indefinite Term of      Chairman of the Board and Chief Executive
71-02 Forest Avenue             Office                  Officer from 1992 to 2004 and President from
Ridgewood, NY 11385                                     1985 to 2001, Ridgewood Savings Bank;
                                                        Director, RSGroup Trust Company since 2004;
                                                        Director, Retirement System Group, Inc.
                                                        since 1998; Trustee, Irish Educational
                                                        Development Foundation, Inc. since 2003;
                                                        Trustee, The Catholic University of America
                                                        since 2002; Trustee, RSI Retirement Trust
                                                        since 1998; Trustee, St. Joseph's College
                                                        since 1987; Director, St. Vincent's Services
                                                        since 1986; Director, Boys Hope Girls Hope
                                                        since 1979; Director, Calvary Hospital Fund
                                                        since 2000; Director, St. Aloysius School
                                                        since 2004; Director, American Institute of
                                                        Certified Public Accountants since 2004;
                                                        Director, AMF Large Cap Equity Institutional
                                                        Fund, Inc. since 1989; and Director, M.S.B.
                                                        Fund, Inc. from 1988 to 2003.

                                       20

                                   POSITION(S) HELD
                                     WITH TRUST,                                                          NO. OF
                                    LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST          PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND                FIVE YEARS, PRIOR RELEVANT              FUND COMPLEX
           ADDRESS                  TERM OF OFFICE          EXPERIENCE AND OTHER DIRECTORSHIPS            OVERSEEN
------------------------------  --------------------    -------------------------------------------     -------------
INTERESTED TRUSTEES
Rodger D. Shay *+               Chairman of the Board   Chairman and Director, Shay Investment                6
(9/26/36)                       since 1997, Trustee     Services, Inc., Shay Financial Services,
1000 Brickell Avenue            since 1993 and          Inc. and Shay Assets Management, Inc. since
Miami, FL  33131                Trustee from 1985 to    1997; President, Chief Executive Officer and
                                1990.  Indefinite       Member of the Managing Board, Shay Assets
                                Term of Office          Management Co. from 1990 to 1997; Director,
                                                        Horizon Bank, FSB since 1999 and Chairman
                                                        from 1999 to 2002; President, U.S. League
                                                        Securities, Inc. from 1986 to 1992 and
                                                        Director from 1986 to 1991; Vice President,
                                                        AMF Large Cap Equity Institutional Fund,
                                                        Inc. since 1995; Vice President, M.S.B.
                                                        Fund, Inc. from 1995 to 2003 and Director
                                                        from 2001 to 2003; Director, First Home
                                                        Savings Bank, S.L.A. from 1990 to 1998;
                                                        President, Bolton Shay and Company and
                                                        Director and officer of its affiliates from
                                                        1981 to 1985; and employed by certain
                                                        subsidiaries of Merrill Lynch & Co. from
                                                        1955 to 1981 (where he served in various
                                                        executive positions including Chairman of
                                                        the Board, Merrill Lynch Government
                                                        Securities, Inc.; and Managing Director,
                                                        Debt Trading Division of Merrill Lynch,
                                                        Pierce, Fenner & Smith Inc.).

Rodger D. Shay, Jr.* +          Trustee since 2002.     President and Chief Executive Officer,                6
(9/16/59)                       Indefinite Term of      Shay Financial Services,  Inc. since
1000 Brickell Avenue            Office                  1997; Senior Vice President, Shay
Miami, FL 33131                                         Assets  Management, Inc. since 1997;
                                                        Director, Family Financial Holdings, LLC
                                                        since 2000; Director, First Financial Bank
                                                        and Trust since 2003; and Director, First
                                                        Federal Savings and Loan of Memphis from
                                                        1989 to 1991.

---------------------
* This Trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

                                       21

                                   POSITION(S) HELD
                                     WITH TRUST,                                                          NO. OF
                                    LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST          PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND                FIVE YEARS, PRIOR RELEVANT              FUND COMPLEX
           ADDRESS                  TERM OF OFFICE          EXPERIENCE AND OTHER DIRECTORSHIPS            OVERSEEN
------------------------------  --------------------    -------------------------------------------     -------------
OFFICERS
Edward E. Sammons, Jr.          President since 1998.   President, Shay Assets Management, Inc.               7
(12/29/39)                      Term of Office          since 1997; Executive Vice President and
230 West Monroe Street          Expires 2005            member of the Managing Board, Shay Assets
Suite 2810                                              Management Co. from 1990 to 1997; Executive
Chicago, IL  60606                                      Vice President and member of the Managing
                                                        Board, Shay Financial Services, Co. from
                                                        1990 to 1997; Vice President and Secretary,
                                                        AMF Large Cap Equity Institutional Fund,
                                                        Inc. since 1995; and Vice President and
                                                        Secretary, M.S.B. Fund, Inc. from 1995 to
                                                        2003.

Robert T. Podraza               Vice President and      Vice President, Shay Investment Services,             6
(10/21/44)                      Assistant Treasurer     Inc. since 1990; Vice President and Chief
1000 Brickell Avenue            since 1998.             Compliance Officer, Shay Financial Services,
Miami, FL 33131                 Term of Office          Inc. since 1990 and 1997, respectively; Vice
                                Expires 2005            President since 1990 and Chief Compliance
                                                        Officer from 1997 to 2004, Shay Assets
                                                        Management, Inc.; Chief Compliance Officer,
                                                        Shay Financial Services Co. and Shay Assets
                                                        Management Co. from 1989 to 1997; and
                                                        Director, National Society of Compliance
                                                        Professionals from 1996 to 1999.

Trent M. Statczar               Treasurer since 2002.   Financial Services Vice President, BISYS              7
(8/31/71)                       Term of Office          Investment Services since 2003; Financial
3435 Stelzer Road               Expires 2005            Services Director, BISYS Investment Services
Columbus, OH  43219                                     from 2000 to 2003; Financial Services Manager,
                                                        BISYS Investment Services from 1998 to 2000;
                                                        Financial Services Associate Manager, BISYS
                                                        Investment Services from 1997 to 1998;
                                                        Treasurer, AMF Large Cap Equity Institutional
                                                        Fund, Inc. since 2002.

Daniel K. Ellenwood             Secretary since 1998.   Chief Compliance Officer since 2004,                  6
(5/8/69)                        Term of Office          Operations/Compliance Officer from 2003 to
230 West Monroe Street          Expires 2005            2004, Operations Manager from 1997 to 2003,
Suite 2810                                              Shay Assets Management, Inc.; Compliance
Chicago, IL  60606                                      Analyst, Shay Financial Services, Inc. since
                                                        1996.

                                       22

                                   POSITION(S) HELD
                                     WITH TRUST,                                                          NO. OF
                                    LENGTH OF TIME         PRINCIPAL OCCUPATION(S) DURING PAST          PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND                FIVE YEARS, PRIOR RELEVANT              FUND COMPLEX
           ADDRESS                  TERM OF OFFICE          EXPERIENCE AND OTHER DIRECTORSHIPS            OVERSEEN
------------------------------  --------------------    -------------------------------------------     -------------
Frederick J. Schmidt            Chief Compliance        Senior Vice President and Chief                       7
(7/10/59)                       Officer since 2004.     Compliance Officer, CCO Services of
90 Park Avenue                  Term of Office          BISYS Fund Services since 2004; Chief
10th Floor                      Expires 2005            Compliance Officer of four other
New York, NY  10016                                     investment companies or fund complexes
                                                        that CCO Services of BISYS Fund Services
                                                        provides compliance services since 2004;
                                                        President, FJS Associates (regulatory
                                                        consulting firm) from 2002 to 2004; Vice
                                                        President, Credit Agricole Asset
                                                        Management, U.S. from 1987 to 2002.

Christine A. Cwik               Assistant Secretary     Executive Secretary, Shay Assets                      6
(8/11/49)                       since 1999.             Management, Inc. since 1999; and
230 West Monroe Street          Term of Office          Executive  Secretary, Shay Investment
Suite 2810                      Expires 2005            Services, Inc. from 1997 to 1999.
Chicago, IL  60606

Alaina V. Metz                  Assistant Secretary     Vice President, BISYS Fund Services                   7
(4/7/67)                        since 1999 and          since 2002; Chief Administrative
3435 Stelzer Road               Assistant Treasurer     Officer, BISYS Fund Services from 1995
Columbus, OH  43219             since 2002.             to 2002; Assistant Secretary and
                                Term of Office          Assistant Treasurer, AMF Large Cap
                                Expires 2005            Equity Institutional Fund, Inc. since
                                                        1999 and 2002, respectively.

         The following table sets forth the compensation earned by Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2004:

                                                            PENSION OR             ESTIMATED
                                                            RETIREMENT              ANNUAL               TOTAL
                                   AGGREGATE             BENEFITS ACCRUED          BENEFITS           COMPENSATION
                                  COMPENSATION           AS PART OF TRUST            UPON            FROM TRUST AND
       TRUSTEE                  FROM THE TRUST(1)            EXPENSES             RETIREMENT          FUND COMPLEX
--------------------            -----------------        ----------------         ----------         --------------
INDEPENDENT TRUSTEES
Richard M. Amis                    $ 20,500                    $ 0                   $ 0                $ 20,500
Arthur G. DeRusso                    17,500                      0                     0                  17,500
David F. Holland                     20,500                      0                     0                  20,500
Gerald J. Levy                       20,500                      0                     0                  20,500
William A. McKenna, Jr.              20,500                      0                     0                  20,500
INTERESTED TRUSTEES
Rodger D. Shay                            0                      0                     0                       0
Rodger D. Shay, Jr.                       0                      0                     0                       0

------------------
(1) Does not include compensation for two telephonic special meetings held during the fiscal year ended October 31, 2004. Compensation for the two telephonic meetings is expected to be paid in 2005.

         The Independent Trustees receive an annual retainer of $10,000. The board and committee meeting attendance fee is $1,500 for each in-person meeting and $500 for each telephonic meeting. During the Trust's last fiscal year, the Board held four regular in-person meetings and two telephonic special meetings.

         The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee met three times during the Trust's last fiscal year. The Nominating Committee met once during the Trust's last fiscal year.

         The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accountant. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, and William A. McKenna, Jr.

         The Nominating Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees. In the event of a vacancy on the Board, the Nominating Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions and other correspondence should be sent in writing to Daniel
K. Ellenwood, Secretary, Asset Management Fund, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating Committee are Richard M. Amis, Chair, Arthur G. DeRusso, David F. Holland, Gerald J. Levy, and William A. McKenna, Jr.

         The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
--------------------------------------------------------------------------------
                                                                                                            AGGREGATE DOLLAR
                                                                                                             RANGE OF EQUITY
                                                                                                            SECURITIES IN ALL
                                                                                                                REGISTERED
                                                                                                                INVESTMENT
                                                                                                                COMPANIES
                                                                                                  U.S.         OVERSEEN BY
                             MONEY                      ULTRA        SHORT      INTERMEDIATE   GOVERNMENT   TRUSTEE IN FAMILY
                             MARKET        ARM          SHORT        U.S.         MORTGAGE      MORTGAGE      OF INVESTMENT
        TRUSTEE               FUND         FUND         FUND         FUND           FUND          FUND          COMPANIES
-----------------------   -----------   -----------  ----------   -----------   ------------   ----------   -----------------
INDEPENDENT TRUSTEES
                             over          over                      over
Richard M. Amis........   $100,000(1)   $100,000(1)      $0       $100,000(1)        $0            $0          over $100,000

                                         10,001 -
Arthur G. DeRusso......        0          50,000          0            0              0             0         10,001 - 50,000

                                           over         over         over           over
David F. Holland.......        0        100,000(2)   100,000(2)    100,000(2)    100,000(2)         0          over 100,000

                                                      10,001 -
Gerald J. Levy.........        0            0         50,000           0              0             0         10,001 - 50,000

                                         10,001 -
William A. McKenna.....        0          50,000          0            0              0             0         10,001 - 50,000

INTERESTED TRUSTEES
                                                                     over
Rodger D. Shay.........        0            0             0         100,000           0             0          over 100,000

                              1 -         over
Rodger D. Shay, Jr.....     10,000       100,000          0            0              0             0          over 100,000

------------------
(1) Mr. Amis had through an institution he serves as an officer shared voting and investment power over 107,647.48 Class I shares of the Money Market Fund, 1,404,946.22 shares of the ARM Fund and 246,196.51 shares of the Short U.S. Fund and disclaims beneficial ownership of those shares.

(2) As of December 31, 2004, Mr. Holland had through institutions he served as an officer shared voting and investment power over 1,782,187.16 shares of the ARM Fund, 1,754,791.06 shares of the Ultra Short Fund, 122,420.02 shares of the Short U.S. Fund and 371,956.96 shares of the Intermediate Mortgage Fund. However, Mr. Holland has since retired as officer from those institutions and no longer has shared voting and investment power and disclaims beneficial ownership of those shares.

         As of December 31, 2004, the officers and Trustees of the Trust as a group directly owned less than 1% of the shares of each Fund (including each class of the Money Market Fund). As of December 31, 2004, institutions owned by Shay Investment Services, Inc., a closely held corporation controlled by Messrs. Shay and Shay, Jr., held 510,576.27 Class I shares of the Money Market Fund, 581,362.02 shares of the ARM Fund, 76,721.43 shares of the Ultra Short Fund and 14,319.07 shares of the Short U.S. Fund. Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

         No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

         The following table provides certain information at February 1, 2005 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Funds:

                                                                                              PERCENT OF FUND'S
                                                                            NUMBER OF            OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                     FUND                SHARES             COMMON SHARES
-------------------------------------           ---------------------     -------------      ------------------
Umpqua Bank
P.O. Box 1820                                   Intermediate Mortgage     4,076,001.587            13.20%
Roseburg, OR  97470                                      Fund

BankUnited FSB
7815 NW 148th Street                            Intermediate Mortgage     2,876,486.648             9.31%
Miami Lakes, FL  33016                                   Fund

Northwest Savings Bank
Second at Liberty Avenue                        Intermediate Mortgage     2,158,146.893             6.99%
P.O. Box 128                                             Fund
Warren, PA  16365

The Citizens Bank
500 West Broadway                               Intermediate Mortgage     2,048,663.512             6.63%
Farmington, NM  87401                                    Fund

First Carolina Corporate Credit Union
P.O. Box 49379                                  Intermediate Mortgage     2,048,131.616             6.63%
Attn: Fred Eisel                                         Fund
Greensboro, NC 27419

Polonia Bank
Attn:  Paul D. Rutkowski                        Intermediate Mortgage     1,832,120.560             5.93%
3993 Huntingdon Pike                                     Fund
Huntingdon Valley, PA 19006

The Citizens Bank FBO
521 Main Street                                   Money Market Fund       8,717,868.850            42.07%
Philadelphia, MS 39350                              Class D Shares

BISYS Fund Services Inc.
FBO Total Plus Sweep Customers                    Money Market Fund       7,075,947.000            34.15%
3435 Stelzer Road                                   Class D Shares
Columbus, OH 43219

Lincoln Bank
1121 East Main Street                             Money Market Fund       3,676,422.020            17.74%
Plainfield, IN 46168                                Class D Shares

Mesirow Financial Inc.
350 North Clark Street                            Money Market Fund       7,095,485.460            21.23%
Chicago, IL 60610-4796                              Class I Shares

                                       26

                                                                                              PERCENT OF FUND'S
                                                                            NUMBER OF            OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                     FUND                SHARES             COMMON SHARES
-------------------------------------           ---------------------     -------------      ------------------
Enfield Federal Savings & Loan
Attn:  David J. O'Connor - President              Money Market Fund       5,711,637.010            17.09%
P.O. Box 1279                                       Class I Shares
Enfield, CT  06083

Mercer Savings Bank
P.O. Box 227  T                                   Money Market Fund       3,756,043.450            11.24%
Celina, OH  45822                                   Class I Shares

Community Bank Of Tri-County
P.O. Box 38                                       Money Market Fund       2,124,402.200             6.36%
Attn: David Vaira                                   Class I Shares
Waldorf, MD 20604

Union Bank
P.O. Box 85484                                    Money Market Fund       2,000,476.000             5.98%
San Diego, CA 92186-5484                            Class I Shares

Franklin Federal Savings and Loan Association
4501 Cox Road                                   Short U.S. Government     1,497,436.906            10.69%
Glen Allen, VA  23060                                    Fund

Flushing Savings Bank FSB
144-51 Northern Blvd.                           Short U.S. Government     1,031,853.941             7.36%
Flushing, NY 11354                                       Fund

El Dorado Savings Bank
4040 El Dorado Road                             Short U.S. Government       936,680.768             6.68%
Placerville, CA 95667-8238                               Fund

First Carolina Corporate Credit Union
P.O. Box 49379                                  Short U.S. Government       925,917.691             6.61%
Attn: Fred Eisel                                         Fund
Greensboro, NC 27419

Canton Institution for Savings
Attn: John W. Wigmore                           Short U.S. Government       847,884.539             6.05%
P.O. Box 282                                             Fund
Canton, MA 02021

First Federal Savings & Loan
Association of Lincolnton                       Short U.S. Government       844,126.166             6.02%
320 E. Main Street                                       Fund
Attn: CD Stroup Jr.
Lincolnton, NC 28092

First Keystone Federal
22 W. State Street                              Short U.S. Government       838,095.819             5.98%
Attn: Rose M Dimarco                                     Fund
Media, PA 19063

                                       27

                                                                                              PERCENT OF FUND'S
                                                                            NUMBER OF            OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                     FUND                SHARES             COMMON SHARES
-------------------------------------           ---------------------     -------------      ------------------
Eastern Federal Bank
257 Main Street                                 Short U.S. Government       760,824.473             5.43%
P.O. Box 709                                             Fund
Attn: Treasurer
Norwich, CT 06360

Watertown Savings Bank
60 Main Street                                     Ultra Short Fund       7,017,850.065            26.00%
Watertown, MA 02472

Florence Savings Bank
85 Main Street                                     Ultra Short Fund       1,905,058.692             7.06%
Florence, MA 01062

BankUnited FSB
7815 NW 148th Street                               U.S. Government        3,477,289.065            21.49%
Miami Lakes, FL 33016                               Mortgage Fund

Baltimore County Savings Bank
4111 E. Joppa Road, Suite 300                      U.S. Government        2,008,710.259            12.41%
Baltimore, MD 21236                                 Mortgage Fund

First Federal Bank FSB
109 E. Depot                                       U.S. Government        1,743,378.498            10.77%
P.O. Box 256                                        Mortgage Fund
Colchester, IL 62326

Canton Institution for Savings
Attn: John W. Wigmore                              U.S. Government        1,184,952.193             7.32%
P.O. Box 282                                        Mortgage Fund
Canton, MA 02021

Skowhegan Savings Bank
P.O. Box 250                                       U.S. Government          932,688.265             5.76%
Skowhegan, ME 04976                                 Mortgage Fund

         BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

                               INVESTMENT ADVISER

         The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Investment Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger
D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees. As a result of the foregoing, Rodger D. Shay and Rodger D. Shay, Jr. are considered interested persons of the Trust. The Investment Adviser also serves as sub-adviser to the John Hancock

Large Cap Select Fund, RSI Retirement Trust Actively Managed Bond Fund, RSI Retirement Trust Intermediate-Term Bond Fund and RSI Retirement Trust Value Equity Fund.

         The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Investment Adviser (the "Advisory Agreement") continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") continues from year to year thereafter, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or "interested persons" of any party thereto. All Trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements have been approved by the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are in the best interests of the Trust. The Independent Trustees met separately from the "interested" Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.

         In evaluating the Advisory Agreements, the Board of Trustees reviewed materials furnished by the Investment Adviser, including information regarding:
(1) the nature, extent and quality of the services provided to the Funds, including information on both the short-term and long-term investment performance of each Fund and comparisons to a peer group of funds and an appropriate index, as well as information regarding the personnel involved in the investment process; (2) the advisory fees charged and total expense ratios of the Funds compared to a peer group of funds; and (3) the Investment Adviser's financial condition and the profitability to the Investment Adviser of its relationship with the Funds.

         In considering the Advisory Agreements, the Board of Trustees, considered, among other factors, the services provided by the Investment Adviser, the Funds' fees and expense ratios as compared to similar funds, fees waived by the Investment Adviser, breakpoints in the Investment Adviser's fees and economies of scale. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. Based upon its evaluation of all material factors, the Board of Trustees, including a majority of the Independent Trustees, determined that continuation of the Advisory Agreements will enable the Trust to continue to obtain high quality investment management services at a reasonable cost and determined that the Advisory Agreements should be approved for continuance.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market
Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the

Fund. Effective June 25, 2003, the Investment Adviser is voluntarily waiving its entire fee. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the ARM Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, the Investment Adviser voluntarily waived 0.18% of its fee so that the Fund paid the Investment Adviser a fee of 0.25% of its average daily net assets. The Investment Adviser is expected to continue voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets, but this voluntary waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving 0.20% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. The Investment Adviser is currently voluntarily waiving 0.10% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.

                                                     INVESTMENT ADVISORY FEES PAID
                                                     FISCAL YEAR ENDED OCTOBER 31
                                        -------------------------------------------------------
              FUND                         2004                  2003                   2002
-------------------------------         ---------             ----------              ---------
Money Market...................                $0                $47,496                $87,808
ARM............................         9,576,505             11,209,186              6,717,820
Ultra Short....................           705,109                699,600                534,761
Short U.S. Government..........           460,905                525,010                450,870
Intermediate Mortgage..........           774,960                851,865                541,448
U.S. Government Mortgage.......           451,487                421,331                251,098

                                                   INVESTMENT ADVISORY FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                        -------------------------------------------------------
              FUND                         2004                  2003                   2002
-------------------------------         ---------              ---------             ---------
Money Market...................           $84,928                $34,301                    $0
ARM............................         6,790,692              7,441,857             5,374,315
Ultra Short....................           564,089                559,685               427,382
Intermediate Mortgage..........           309,980                340,743               216,577

         The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 90 days' written notice to the Fund.

PORTFOLIO MANAGERS

         The portfolio managers responsible for the day-to-day management of the Funds' investments are Edward E. Sammons, Jr., Richard Blackburn, Jon P. Denfeld, David Petrosinelli and Kevin T. Blaser. The Investment Adviser currently only manages accounts of registered investment companies. As of October 31, 2004, the portfolio managers managed no accounts other than the Funds.

         Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

         Portfolio manager compensation consists of a base salary which is typically augmented by semi-annual subjective bonus payments based on periods ended June 30th and December 31st. During cycles of rapidly rising assets under management, aggregate annual bonus compensation may exceed base salary compensation. In periods of rapidly declining assets under management, the opposite may be true. Bonus incentives can also be affected by long term risk-adjusted return performance.

         The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2004:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
--------------------------------------------------------------------------------
                              MONEY                    ULTRA         SHORT                              U.S.
                              MARKET       ARM         SHORT         U.S.        INTERMEDIATE        GOVERNMENT
    PORTFOLIO MANAGER          FUND        FUND        FUND          FUND        MORTGAGE FUND      MORTGAGE FUND
-----------------------       ------       ----        -----       --------      -------------      -------------
                                                                     over
Edward E. Sammons......         $0          $0          $0         $100,000           $0                 $0

Richard Blackburn......          0           0           0             0               0                  0
                                                                    10,001-
Jon P. Denfeld.........          0           0           0          50,000             0              1-10,000

David Petrosinelli.....          0           0           0             0               0                  0

Kevin T. Blaser........          0           0           0             0               0                  0

                                  DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Funds' principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees and President of the Distributor. The Distributor is located at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

         As compensation for distribution services with regard to the Class I Shares of the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. The Distributor waived its entire fee for the Class I Shares of the Money Market Fund for the fiscal year ended October 31, 2004. Effective November 1, 2004, the Distributor is voluntarily waiving 0.10% of its fee with respect to the Class I Shares of the Money Market Fund so that the Fund pays the Distributor a fee of 0.05% of the Fund's average daily net assets of the Class I Shares of the Money Market Fund. This voluntary waiver agreement may be terminated at any time by the Distributor. As compensation for distribution services with regard to the Class D Shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares.

The Distributor is currently voluntarily waiving a portion of its fee so that Total Fund Operating Expenses of Class D Shares of the Money Market Fund do not exceed 0.75% of average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

         As compensation for distribution services, the ARM Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. This voluntary waiver agreement may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. The voluntary waiver may be terminated by the Distributor at any time.

         As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.


                                                       DISTRIBUTION FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
              FUND                       2004                  2003                   2002
-----------------------------         ---------             ---------              ---------
Money Market.................          $102,608              $100,287                $50,606
ARM..........................         5,745,950             6,725,544              4,030,712
Ultra Short..................           423,069               419,762                320,858
Short U.S. Government........           276,545               315,008                270,523
Intermediate Mortgage........           464,980               511,121                324,870
U.S. Government Mortgage.....           270,895               252,800                150,659

                                                      DISTRIBUTION FEES WAIVED
                                                   FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
              FUND                      2004                  2003                    2002
-----------------------------         ---------             ---------              ---------
Money Market.................           $74,667               $72,123                $84,276
ARM..........................         3,830,560             4,483,642              2,687,108
Ultra Short..................           282,040               279,838                213,666

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

         The Trust has been informed by the Distributor that during its fiscal year ended October 31, 2004, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

                                                                  EMPLOYEE           STAFF            OTHER
                                                               COMPENSATION &       TRAVEL &      ADMINISTRATIVE
             FUND                 ADVERTISING     PRINTING          COSTS           EXPENSE          EXPENSE
-------------------------------   -----------     --------     --------------       --------      --------------
Money Market...................        $938            $484         $30,488           $2,961          $8,785
ARM............................      64,346          33,341       2,057,721          200,876         582,753
Ultra Short....................       4,644           2,392         151,629           14,702          43,918
Short U.S. Government..........       3,120           1,619          99,149            9,699          27,883
Intermediate Mortgage..........       5,170           2,672         166,770           16,234          47,680
U.S. Government Mortgage.......       3,025           1,565          97,136            9,469          27,637

         Shay Financial Services, Inc., the Funds' Distributor, and its affiliated persons, including Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, Rodger D. Shay, Jr., who is a member of the Board of Trustees, Edward E. Sammons Jr., who is President of the Trust, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Trust, and Daniel K. Ellenwood, who is Secretary of the Trust, have a direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement.

         The Trust has appointed the Distributor to act as the principal distributor of the Fund's continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement. In approving the Rule 12b-1 Plan, the Board of Trustees concluded in accordance with the requirements of Rule 12b-1 under the 1940 Act that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

         The Trust's Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the "disinterested" Trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Trust. Although the Distributor's fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor's overhead expenses.

         The Investment Adviser or Distributor, out of its own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

         The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

         It is not anticipated that the Funds will invest in voting securities. In the event a Fund invests in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee's oversight. It is the Investment Adviser's policy to vote proxies in a manner that is most economically beneficial to the Fund. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser's Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-527-3713 or on the SEC's website at http://www.sec.gov.

                                  FUND SERVICES

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the Trust's current administrative agent (the "Administrator") with respect to each Fund. Pursuant to the terms of the administration agreement between the Trust and BISYS (the "Administration Agreement"), BISYS performs various administrative services for the Funds, including (i) assisting in supervising all aspects of the Funds' operations other than those assumed by the Investment Adviser, Distributor, custodian, fund accountant and transfer and dividend agent, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintaining each Fund's books and records, and (iv) preparing various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund.

         In addition, BISYS is the transfer and dividend agent for the Funds' shares. Pursuant to the terms of the transfer agency agreement between the Trust and BISYS (the "Transfer Agency Agreement"), BISYS provides various transfer agency services to the Funds, including (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

         BISYS also serves as the fund accountant for the Trust. Pursuant to the terms of the fund accounting agreement between the Trust and BISYS (the "Fund Accounting Agreement"), BISYS provides various fund accounting services to the Funds, which include (i) computing each Fund's net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund's dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

         As compensation for the services rendered by BISYS under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement, the Trust pays BISYS a single fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the

Fund's average daily net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of average daily net assets; and 0.01% per annum of each Fund's average daily net assets over $2 billion, with a minimum annual fee of $393,200 for all the Trust's six series taken together. If applicable, the minimum fee is allocated among the Trust's six series based on relative average daily net assets. Certain out of pocket expenses and miscellaneous service fees and charges are not included in the fee rates and minimum annual fee described above. BISYS is also entitled to receive a $15.00 per account per Fund annual processing fee.

                                       FUND SERVICES FEES PAID (FEES WAIVED)
                                            FISCAL YEAR ENDED OCTOBER 31
                                   ---------------------------------------------
                FUND                 2004           2003               2002
---------------------------------  -------        -------        ---------------
Money Market.....................  $21,335        $19,177            $22,993
ARM..............................  761,673        830,983            620,069
Ultra Short......................   93,504         96,618        62,919 (10,840)
Short U.S. Government............   58,794         65,534             58,614
Intermediate Mortgage............   96,716        106,092             67,971
U.S. Government Mortgage.........   55,965         52,450             31,843

         The Trust has also entered into a compliance services agreement with BISYS (the "Compliance Services Agreement") Pursuant to the terms of the agreement, BISYS makes available an individual to serve as the Trust's chief compliance officer. The chief compliance officer is responsible for administering the Trust's compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust's service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services rendered by BISYS under the Compliance Services Agreement, the Trust pays BISYS an annual fee of $100,000.

                                   CUSTODIAN

         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds' investments.

                        DETERMINATION OF NET ASSET VALUE

         With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7 under the 1940 Act) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "The Funds' Objectives and Investment Policies--FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

         The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         For purposes of determining the net asset value per share of each other Fund, investments will generally be valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Investment Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

                              FEDERAL INCOME TAXES

         The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Fund.

         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities); and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Fund's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of each Fund's (other than the Money Market Fund which is described above) net investment income (which generally includes income other than net capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including long-term capital gain distributions by a Fund) are generally taxed at a maximum rate of 15%.

         Because no portion of the income of any Fund will consist of dividends from domestic corporations, dividends paid by the Funds are not expected to be treated as "qualified dividend income," eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the "dividends received" deduction available to corporate shareholders.

         For federal income tax purposes at October 31, 2004, the Money Market Fund had a capital loss carryforward of $14,744, which expires in 2008. The ARM Fund had a capital loss carryforward of $69,092,890, of which $1,301,928 expires in 2006, $4,959,047 expires in 2007, $1,824,665 expires in 2008, $2,995,058 expires in 2010, $33,378,700 expires in 2011 and $24,633,492 expires in 2012.
The Ultra Short Fund had a capital loss carryforward of $4,807,712, of which $1,342,312 expires in 2010, $1,849,300 expires in 2011 and $1,616,100 expires in
2012. The Short U.S. Government Fund had a capital loss carryforward of $1,966,497, of which $642,561 expires in 2007, $1,193,651 expires in 2008 and
$130,285 expires in 2011. The Intermediate Mortgage Fund had a capital loss carryforward of $8,434,704, of which $817,175 expires in 2007, $2,029,049 expires in 2008, $312,894 expires in 2010, $3,013,622 expires in 2011 and
$2,261,964 expires in 2012. The U.S. Government Fund had a capital loss carryforward of $7,916,501, of which $124,825 expires in 2005, $802,809 expires in 2007, $2,276,740 expires in 2008, $181,530 expires in 2010, $1,808,782 expires in 2011 and $2,721,815. All capital loss carryforwards of a Fund are available to offset future realized capital gains, if any, of such Fund.

         Gain or loss realized upon a sale or redemption of shares of each Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

         Investments of a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders of such Fund

         A Fund's transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provision may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in October, November or December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

         Although the Ultra Short Fund may invest in municipal bonds, it is not anticipated that any of the Funds will qualify to pay exempt-interest dividends, which are not subject to the regular federal income tax, since no Fund is expected to meet the requirement that it have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt obligations.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                               FUND TRANSACTIONS

         Purchases and sales of securities for each Fund usually are principal transactions. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2004, 2003 and 2002, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Investment Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. Pursuant to the Investment Adviser's Best Execution Policies and Procedures, the Investment Adviser seeks to obtain "best execution" for the Funds' securities transactions. In seeking to obtain "best execution," the Investment Adviser considers the range and quality of the broker-dealer's services. On occasion the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of "best execution."

             DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

         Information about each Fund's portfolio holdings and other portfolio characteristics is provided to the Administrator, the Distributor and other service providers to enable such service providers to carry out their responsibilities to the Fund.

         In accordance with industry practice, a list of each Fund's portfolio holdings and other information about each Fund's portfolio characteristics is provided to mutual fund rating agencies and companies that collect and maintain information about mutual funds. This information is produced on a weekly, monthly and quarterly basis and made available as soon as possible.

         Information about a Fund's portfolio characteristics is disclosed on a monthly and quarterly basis to shareholders and prospective shareholders of the Fund that are regulated entities and by law or business practices are required to receive this information. The information is provided no sooner than 10 days after the month- or quarter-end.

         General performance or statistical information about a Fund may be disclosed to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund as soon as practicable. Summaries of a Fund's performance and historical sector allocation may be provided to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund on a quarterly basis no sooner than 30 days after the quarter-end.

         Information about a Fund's portfolio holdings and characteristics may be disclosed in other circumstances if the Chief Compliance Officer and President of the Investment Adviser and the Compliance Officer of the Distributor determine that such disclosure is appropriate.

         Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust consists of an unlimited number of shares of beneficial interest divided into six Funds: the Money Market Fund, the ARM Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund. Shares of the Money Market Fund are issued in two classes: D shares and I shares. The shares of each Fund represent interests only in the corresponding Fund. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

         The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and BISYS with respect to each Fund, the fees and expenses of the Trust's custodian with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund's shares under federal or state securities laws, the Fund's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, each Fund's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund's pro rata share of compensation and expenses of the Trust's Trustees and officers who are not affiliated with the Investment Adviser, the Distributor or BISYS, and extraordinary expenses incurred by the Trust with respect to each Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Vedder, Price, Kaufman & Kammholz, P.C. is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

         PricewaterhouseCoopers LLP, an independent registered public accounting firm, is the Trust's independent registered public accountant. The financial statements of each Fund incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2004 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                               GENERAL INFORMATION

         The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements, notes and report of the Trust's independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2004 (the "Annual Report"). The Trust will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

STANDARD & POOR'S RATING SERVICES

            BOND RATING                              EXPLANATION
--------------------------------      ------------------------------------------
INVESTMENT GRADE
AAA                                   Highest rating; extremely strong capacity
                                      to meet its financial commitments.

AA                                    High quality; very strong capacity to
                                      meet its financial commitments.

A                                     Strong capacity to meet its financial
                                      commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB                                   Adequate capacity to meet its financial
                                      commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

            BOND RATING                              EXPLANATION
--------------------------------      ------------------------------------------
BB, B, CCC, CC, C                     Regarded as having significant speculative
                                      characteristics; "BB" indicates the least
                                      degree of speculation and "C" the highest;
                                      quality and protective characteristics may
                                      be outweighed by large uncertainties or
                                      major exposures to adverse conditions.

D                                     In default.

MOODY'S INVESTORS SERVICE, INC.

            BOND RATING                              EXPLANATION
--------------------------------      ------------------------------------------
INVESTMENT GRADE
Aaa                                   Highest quality; minimal credit risk.

Aa High quality; subject to very low credit risk.

A Upper-medium grade obligations; subject to low credit risk.

Baa                                   Medium-grade obligations; subject to
                                      moderate credit risk; may possess certain speculative characteristics.

NON-INVESTMENT GRADE

Ba                                    More uncertain with speculative elements;
                                      subject to substantial credit risk.

B                                     Considered speculative; subject to high
                                      credit risk.

Caa Poor standing; subject to very high credit risk.

Ca                                    Highly speculative; likely in, or very
                                      near, default with some prospect of
                                      recovery of principal and interest.

C                                     Lowest-rated; typically in default with
                                      little prospect for recovery of principal or interest.

                                   [AMF LOGO]

                             ASSET MANAGEMENT FUND
                             230 West Monroe Street
                               Chicago, IL 60606

                                   [AMF LOGO]
                             ASSET MANAGEMENT FUND

                                  MANAGED BY:
                          SHAY ASSETS MANAGEMENT, INC.

                                 ANNUAL REPORT
                                OCTOBER 31, 2004

                               CHAIRMAN'S MESSAGE

Dear Shareholder:

  The Asset Management Fund (AMF) family of no-load institutional mutual funds is pleased to present to shareholders the 2004 Annual Report. This period marked the first fiscal year since 1999 that rising interest rates decreased the market value of all U.S. Treasury benchmark securities with maturities less than 10 years. Despite this decline, all AMF mutual fund portfolios generated positive total returns for the year.

  The Asset Management Fund continues to distinguish itself as a fund complex designed specifically to comply with the federal regulatory guidelines applicable to the shareholders for whom the Funds' investment objectives and strategies were initially created: national banks, federal savings associations, and federal credit unions. Additionally, several of the Funds are managed to maintain their AAAf credit quality status by Standard & Poor's. Furthermore, for our shareholders subject to the oversight of their respective state insurance commissioners, it is important that the Adjustable Rate Mortgage (ARM) Fund and Ultra Short Fund continue to be managed in such a way that supports their continued inclusion on the National Association of Insurance Commissioners
(NAIC) List of Approved Mutual Funds.

  The Funds' combination of investment strategies has fostered a growing interest from an ever-increasing universe of investors, which now includes municipalities, endowments, foundations, and pension plans. Many such institutions are subject to investment policies that share a similar set of guidelines emphasizing high quality, liquid securities.

  As chairman of the Board of Trustees, I am pleased to convey that each member of the Board has invested more of their personal assets in the Funds than they received in annual compensation from the Funds. Moreover, many of the Adviser's key personnel have opted to invest in the Funds through their defined contribution retirement accounts and personal investment accounts.

  Given the current landscape of the mutual fund industry, it is critical to note that beyond current or proposed regulation and tantamount to any internal policies or controls, the most important attribute of the entity responsible for managing your wealth is the integrity of the people to whom you've assigned this role. Given my personal involvement in the recruitment and oversight of the individuals involved in investing the Funds' assets, it is my unwavering conviction that there is no better entity with which to place your trust. I am confident that you feel the same.

Sincerely,

   /s/ Rodger D. Shay
Rodger D. Shay
Chairman
Asset Management Fund

  This report has been prepared for the information of the shareholders of the Asset Management Fund and must be preceded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Fund. Such an offering is made only by the prospectus.

                                   EXHIBIT I
                SEASONALLY ADJUSTED CHANGE IN NON-FARM PAYROLLS

           Source: U.S. Bureau of Labor Statistics
(BAR CHART)

NON-FARM PAYROLLS                                               CHANGE IN NON-FARM PAYROLLS           6 MONTH MOVING AVERAGE
-----------------                                               ---------------------------           ----------------------
Nov-03                                                                       83                                 26
Dec-03                                                                        8                                 29
Jan-04                                                                      159                                 63
Feb-04                                                                       83                                 81
Mar-04                                                                      353                                129
Apr-04                                                                      324                                168
May-04                                                                      208                                189
Jun-04                                                                       96                                204
Jul-04                                                                       85                                192
Aug-04                                                                      198                                211
Sep-04                                                                      119                                172
Oct-04                                                                      303                                168



                                   EXHIBIT II
                           U.S. TREASURY YIELD CURVE

                      Source: Bloomberg
(LINE GRAPH)

                                                                          10/31/03                           10/29/04
                                                                          --------                           --------
3m                                                                         0.948                              1.894
6m                                                                         1.032                               2.12
2y                                                                         1.818                              2.548
3y                                                                          2.24                              2.761
5y                                                                         3.242                              3.282
10y                                                                        4.293                              4.023
30y                                                                        5.131                              4.789

--------------------------------------------------------------------------------
                          ASSET MANAGEMENT FUND REVIEW
  As we look back over the fiscal year ended October 31, 2004, the bond market was witness to continued expansion of the domestic U.S. economy and the first Federal Open Market Committee (FOMC) tightening of monetary policy in five years. Driven primarily by improving labor markets and a resurgence in capital spending, the FOMC appears to be committed to its stated course. Indeed, after losing an average of 40,000 jobs per month through the preceding twelve months, employers started to hire workers and added, on average, a total of 160,000 jobs per month during the fiscal year ended October 31, 2004 (Exhibit I).

  As is customary when the FOMC has tightened monetary policy, the U.S. Treasury yield curve flattened. Interest rates rose on securities with maturities five years or less, with yields beyond the five-year sector actually falling (See
Exhibit II). Generally speaking, those strategies implemented to capitalize on a flatter yield curve were big winners during the year. Additionally, securities with coupons indexed to short-term market rates were also beneficiaries of a FOMC committed to a measured removal of monetary policy accommodation.

  In the paragraphs that follow, we will discuss asset allocation shifts in each of the funds during the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                          ASSET MANAGEMENT FUND REVIEW

  THE ADJUSTABLE RATE MORTGAGE (ARM) FUND - Throughout the year, the portfolio maintained its defensive positioning in an effort to mitigate the effects of a potential rise in interest rates. As rates continued their downward trend in early 2004, the Adviser increased the Fund's allocation to securities indexed to the 6 Month London Interbank Offer Rate (LIBOR), from 32% to 41%, while focusing primarily on structures lacking interim rate caps. The increased weighting was largely funded by the sale of GNMA ARMs, which were impaired by periodic rate caps, and contain coupons that reset only once per year. While the Fund's 5% allocation to 11th District Cost of Funds Index (COFI) ARM securities was initially considered a candidate for liquidation, it was decided that changes in the make-up of the COFI index were likely to make the index more responsive to changing rates than in the past. Therefore, we decided to maintain our position in the COFI securities. This assessment is still awaiting confirmation.

  In retrospect, the shift from GNMA ARMs to LIBOR-based ARMs represented the most significant strategic rebalancing implemented during the year, and proved to be the most beneficial to the Fund's performance.

  As the Fed began tightening, LIBOR-based bonds were among the quickest to respond to rising interest rates given the greater frequency with which coupon resets occurred. These securities' faster resets also served to mitigate downward pressure on their market value that otherwise would have accompanied by a rise in prevailing rates. The Fund's return for the 12 month period ended October 31, 2004 was 1.79%.

  THE ULTRA SHORT FUND - The Fund continued the process of shifting exposure towards faster resetting securities as these cash flows were well positioned for the likelihood of higher interest rates and a flatter yield curve. This strategy was borne out of the opinion that improving labor markets and stronger domestic economic activity would hasten the FOMC to begin the process of monetary policy accommodation removal. Indeed, the yield curve flattened with market rates rising from cash to the five-year maturity sector and with yields out 10 years or more falling over the twelve months ended October 31, 2004.

  The largest asset allocation shift increased exposure to adjustable rate mortgages (ARMs) from 67% to 84% of the portfolio during the fiscal year. As periodic cap and coupon roll schedules were the key duration drivers for ARMs, we endeavored to both reduce exposure to low periodic caps and increase commitment to securities with monthly coupon resets. Toward that end, the Fund eliminated its 8% exposure to lower coupon GNMA ARMs as they possessed a low, 1% periodic rate cap and reset slowly with coupon changes occurring on one day, every twelve months. Additionally, the Fund increased allocation to AAA rated, six-month LIBOR ARMs as these investments had no periodic rate caps and reset at six month intervals.

--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                          ASSET MANAGEMENT FUND REVIEW

  We selectively added seasoned, one year Constant Maturity Treasury (CMT) Agency ARMs which possessed relatively high, periodic (2%) and life rate caps and monthly coupon resets. Additionally, exposure to short, AAA rated sequential investments created from long resetting, Hybrid ARM collateral (7/1 and 10/1) were increased during the fiscal year providing incremental yield spread to short, agency CMOs having no periodic rate caps. The Fund also increased its position in AAA rated, 3/1 Hybrid ARMs with 30 or more months to rate reset as they offered both yield spread to short, fixed rate CMOs and the added benefit of lower, "ARM-like" price volatility as the time to reset shortened.

  Finally, the Fund eliminated its 9% exposure to short, corporate bonds in favor of increasing the allocation to AA rated, monthly LIBOR floating rate CMOs. This preference for AA rated CMOs was borne out of the combination of outsized yield relative to fixed rate assets of lower quality, longer duration and their high collateral credit quality (700+ Fair Isaac Credit Organization "FICO" scores). The Fund's total return for the 12 month period ended October 31, 2004 was 1.80%.

  THE SHORT U.S. GOVERNMENT FUND - The Fund shifted its exposure from one that would benefit from lower market rates and a steeper yield curve to one that would be better positioned for the union of higher rates and a flatter yield curve. Indeed, the yield curve flattened with market rates rising from cash to the five-year maturity sector and with yields out 10 years or more falling during the twelve months ended October 31, 2004.

  The largest asset allocation shift was the increase in exposure to adjustable rate mortgages (ARMs) from 21% to 37% of the portfolio for the twelve months ended October 31, 2004. As periodic cap and coupon roll schedules were the key duration drivers for ARMs, we endeavored to both reduce exposure to low periodic caps and increase commitment to securities with monthly coupon resets. The Fund reduced exposure to lower coupon GNMA ARMs as they possessed a low, 1% periodic rate cap and reset slowly with coupon changes occurring on one day, every twelve months.

  We selectively added seasoned, one year CMT Agency ARMs with relatively high, periodic (2%) and life rate caps and monthly coupon rate resets. Additionally, exposure to investments with short, sequential cash flows created from long resetting, Hybrid ARM collateral (7/1 and 10/1) was increased from 5% to over 14% of the Fund during the fiscal year. The primary advantages of these AAA rated, fixed rate cash flows was to provide incremental yield spread to short, agency CMOs unencumbered by periodic rate caps.

  Finally, exposure to U.S. Treasury and Agency debentures was reduced from 27% to 15% during the twelve months ended October 31, 2004. Capitalizing on a flatter yield curve, the Fund's maturity distribution was altered with preference for 5 and 10-year maturities in lieu of 2 and 3 year debentures. This strategy was particularly effective as 2 and 3 year U.S. Treasury yields were up 76 and 56 basis
--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                          ASSET MANAGEMENT FUND REVIEW

points respectively; while 10-year note yields fell 22 basis points. The Fund's total return for the 12 month period ended October 31, 2004 was 2.11%

  INTERMEDIATE MORTGAGE FUND - Starting in June 2004, the Fund began investing in structured mortgage securities with a principal lockout and reduced its exposure to 15-year agency pass-throughs. This strategy was implemented on the premise that the Fed would begin a moderate tightening cycle. These assets provided return in the form of rolling down the steep yield curve in addition to gaining more control over the duration-drift of the assets via the tighter principal window. During times of rising interest rates, prepayments typically decrease and a security such as a pass-through experiences an increase in duration because principal payments are pushed out farther in time. Longer durations increase price volatility of a security.

  The Fund also increased exposure to the hybrid ARM market in the face of the impending Fed tightening. Hybrids provided a higher yield than conventional ARMs and less price volatility than fixed-rate pass-throughs. During the latter half of the year, the mortgage market tightened to the lowest spread level in recent times, while simultaneously, the U.S. Treasury yield curve flattened. The Fund's total return for the 12 month period ended October 31, 2004 was 2.81%.

  THE US GOVERNMENT MORTGAGE FUND - The main investment theme for the fiscal year was to capture excess spread through the ownership of fixed rate-mortgages while reducing the risk of the inherent callability of these assets. Duration or market exposure was targeted to between three and four years maximum. To this end we are pleased to note that the Fund's total return for the 12 month period ended October 31, 2004 was 4.52%.

  Changes in the yield curve and security selection played a large role in producing portfolio returns during the year. As the Federal Reserve started the process of raising the Federal Funds Target Rate, the yield curve began to dramatically flatten. In the spring of 2004, we positioned the portfolio to avoid investments most affected by higher shorter-term interest rates in favor of longer-term fixed rate mortgage pass-throughs. In retrospect, this strategy bore significant fruit not only from a yield perspective but also a total return approach as well. Driving this strategy was that longer-term interest rates exhibited significantly less volatility than in years past, this despite an active Federal Reserve inching up short-term rates. As a result, implied and realized volatility favored investors of fixed rate mortgages even after taking into consideration a borrower's prepayment option.

  Coming off the heels of the prior year's faster prepayment environment we pursued a strategy focusing on premium mortgages with attractive loan level characteristics in order to help mitigate the threat of faster prepayments.

--------------------------------------------------------------------------------
  Portfolio composition is subject to change.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE FUND
[GRAPH]

                                                                  ADJUSTABLE RATE MORTGAGE
                                                                         (ARM) FUND                 6 MONTH T-BILL BELLWETHERS
                                                                  ------------------------          --------------------------
1994                                                                       10000                              10000
1995                                                                       10802                              10636
1996                                                                       11479                              11243
1997                                                                       12243                              11880
1998                                                                       12855                              12575
1999                                                                       13463                              13162
2000                                                                       14355                              13962
2001                                                                       15357                              14817
2002                                                                       15838                              15151
2003                                                                       16087                              15362
2004                                                                       16375                              15551

                                           This graph compares the performance
                                           of the Adjustable Rate Mortgage (ARM)
                                           Fund to the Lehman 6 Month T-Bill
                                           Bellwethers Index.

                                           -------------------------------------

                                           Adjustable Rate Mortgage (ARM) Fund
                                           Average Annual Return

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             1.79%        3.99%        5.05%

--------------------------------------------------------------------------------
ULTRA SHORT FUND
[GRAPH]

                                                                      ULTRA SHORT FUND              6 MONTH T-BILL BELLWETHERS
                                                                      ----------------              --------------------------
2001                                                                       10000                              10000
2002                                                                       10229                              10226
2003                                                                       10420                              10368
2004                                                                       10608                              10496

                                           This graph compares the performance
                                           of the Ultra Short Fund to the Lehman
                                           6 Month T-Bill Bellwethers Index.

                                           -------------------------------------

                                           Ultra Short Fund
                                           Average Annual Return

                                                                              One         Since
                                                                             Year       Inception
                                                                            -------------------
                                                                             1.80%        2.01%
                                                                 The chart represents historical performance of an initial
                                                                 investment of $10,000 in the Ultra Short Fund from November 14,
                                                                 2001 to October 31, 2004.

--------------------------------------------------------------------------------
  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman 6 Mo. T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The Lehman index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The Lehman index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31
--------------------------------------------------------------------------------
SHORT U.S. GOVERNMENT FUND
[GRAPH]

                                                                 SHORT U.S. GOVERNMENT FUND            LEHMAN 1-3 YR INDEX
                                                                 --------------------------            -------------------
1994                                                                       10000                              10000
1995                                                                       10894                              10883
1996                                                                       11438                              11534
1997                                                                       12128                              12281
1998                                                                       12987                              13221
1999                                                                       13313                              13613
2000                                                                       14081                              14448
2001                                                                       15442                              16062
2002                                                                       16056                              16877
2003                                                                       16364                              17235
2004                                                                       16710                              17567

                                           This graph compares the performance
                                           of the Short U.S. Government Fund to
                                           the Lehman Short Government 1-3 Year
                                           Index.

                                           -------------------------------------

                                           Short U.S. Government Fund
                                           Average Annual Return

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             2.11%        4.65%        5.27%

--------------------------------------------------------------------------------
INTERMEDIATE MORTGAGE FUND
[GRAPH]

                                                                 INTERMEDIATE MORTGAGE FUND           LEHMAN MORTGAGE INDEX
                                                                 --------------------------           ---------------------
1994                                                                       10000                              10000
1995                                                                       11063                              11461
1996                                                                       11597                              12254
1997                                                                       12514                              13372
1998                                                                       13413                              14348
1999                                                                       13724                              14777
2000                                                                       14612                              15897
2001                                                                       16306                              17977
2002                                                                       16979                              19110
2003                                                                       17219                              19635
2004                                                                       17703                              20729

                                           This graph compares the performance
                                           of the Intermediate Mortgage Fund to
                                           the Lehman Mortgage Index.

                                           -------------------------------------

                                           Intermediate Mortgage Fund
                                           Average Annual Return

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             2.81%        5.22%        5.88%

--------------------------------------------------------------------------------
  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman Short Government 1-3 Year Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lehman Mortgage Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. Lehman indices represent unmanaged groups of bonds that differ from the composition of each AMF Fund. The Lehman indices do not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

-------------------------
               INVESTMENT
               COMPARISON

  Comparison of change in
                 value of
   a hypothetical $10,000
 investment for the years
         ended October 31
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE FUND
[GRAPH]

                                                                US GOVERNMENT MORTGAGE FUND           LEHMAN MORTGAGE INDEX
                                                                ---------------------------           ---------------------
1994                                                                       10000                              10000
1995                                                                       11237                              11461
1996                                                                       11871                              12254
1997                                                                       12923                              13372
1998                                                                       13902                              14348
1999                                                                       14129                              14777
2000                                                                       15104                              15897
2001                                                                       16914                              17977
2002                                                                       17682                              19110
2003                                                                       18043                              19635
2004                                                                       18859                              20729

                                           This graph compares the performance
                                           of the U.S. Government Mortgage Fund
                                           to the Lehman Mortgage Index.

                                           -------------------------------------

                                           U.S. Government Mortgage Fund
                                           Average Annual Return

                                                                              One         Five          Ten
                                                                             Year         Year         Year
                                                                             ------------------------------
                                                                             4.52%        5.95%        6.55%

--------------------------------------------------------------------------------
  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. PERFORMANCE FIGURES IN THE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON THE FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. The Lehman Mortgage Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Lehman index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The Lehman index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                    PERCENTAGE
                                                      OF NET
                                                      ASSETS     MATURITY       PAR          VALUE
-----------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS................................     68.5%
     Fannie Mae -- Discount Note
       1.74%                                                     11/10/04   $ 5,000,000   $ 4,997,825
       1.73%                                                     11/18/04     4,000,000     3,996,732
       1.81%                                                     12/10/04    10,000,000     9,980,392
                                                                                          -----------
                                                                                           18,974,949
                                                                                          -----------
     Freddie Mac -- Discount Note
       1.64%                                                     11/30/04     5,000,000     4,993,394
       1.81%                                                      1/24/05     7,000,000     6,970,437
                                                                                          -----------
                                                                                           11,963,831
                                                                                          -----------
     Federal Home Loan Bank -- Discount Note
       1.69%                                                      11/2/04     4,000,000     3,999,812
                                                                                          -----------
  TOTAL AGENCY OBLIGATIONS
     (Cost $34,938,592)                                                                    34,938,592
                                                                                          -----------
REPURCHASE AGREEMENTS.............................     31.6%
  Citigroup, 1.77%, (Agreement dated 10/29/04 to
     be repurchased at $16,109,376 on 11/1/04.
     Collateralized by various U.S. Government
     Securities, 5.00%-6.50%, with a value of
     $16,455,019, due 6/1/34-9/1/34)                                         16,107,000    16,107,000
                                                                                          -----------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $16,107,000)                                                                    16,107,000
                                                                                          -----------
TOTAL INVESTMENTS.................................    100.1%
     (Cost $51,045,592) (a)                                                                51,045,592
LIABILITIES IN EXCESS OF OTHER ASSETS.............     (0.1%)                                 (73,760)
                                                                                          -----------
Net Assets applicable to 50,983,375 Shares of
  Common Stock issued and outstanding.............    100.0%                              $50,971,832
                                                                                          ===========
Net Asset Value, Class I, offering and redemption
  price per share ($31,883,056 / 31,894,313)                                                    $1.00
                                                                                          ===========
Net Asset Value, Class D, offering and redemption
  price per share ($19,088,776 / 19,089,062)                                                    $1.00
                                                                                          ===========

--------------------------------------------------------------------------------
(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
  RELATED SECURITIES*.......................       78.7%
  1 Yr. Constant Maturity Treasury Based
     ARMS
     Bear Stearns Adjustable Rate Mortgage
       Trust
       4.00%                                                   3/25/31    $ 12,891,002    $   13,116,595
     Fannie Mae
       3.91%                                                    7/1/28      15,648,112        16,259,358
       3.75%                                                    1/1/29      15,792,681        16,409,574
       3.66%                                                    8/1/29      12,832,792        13,334,066
       4.33%                                                    3/1/30       9,004,854         9,217,405
       3.80%                                                    6/1/30      13,736,177        14,272,739
       3.74%                                                    9/1/30       7,835,685         8,141,762
       3.52%                                                    5/1/33      18,298,243        18,967,172
       3.98%                                                   5/25/42      33,279,380        34,194,563
     Fannie Mae Grantor Trust
       4.16%                                                   5/25/42      17,254,124        17,728,612
     Fannie Mae Whole Loan
       4.17%                                                   8/25/42      15,241,402        15,660,540
     Fifth Third Mortgage Loan Trust
       3.55%                                                  11/19/32      29,363,510        29,574,560
     Freddie Mac
       4.11%                                                   10/1/22       5,487,375         5,658,372
       5.49%                                                    8/1/24       7,676,737         7,976,605
       3.59%                                                    9/1/27       6,498,953         6,719,170
       3.57%                                                   12/1/27       9,143,833         9,496,566
       3.65%                                                   12/1/27       9,827,457        10,211,337
       3.61%                                                    9/1/28      49,628,285        51,566,865
       3.78%                                                    9/1/30       6,571,687         6,828,390
       3.69%                                                    7/1/31      33,886,992        35,191,675
     Government National Mortgage
       Association II
       4.63%                                                  10/20/25       3,300,998         3,368,141
       4.63%                                                  10/20/26       5,214,864         5,320,389
       3.75%                                                   8/20/27      10,658,311        10,816,172
       4.63%                                                  10/20/27       3,638,450         3,711,522
     Structured Asset Mortgage Investments
       3.83%                                                   3/25/32      11,097,321        11,208,294

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
     Washington Mutual
       2.78%                                                   4/25/44    $ 57,955,611    $   58,498,946
                                                                                          --------------
                                                                                             433,449,390
                                                                                          --------------
  6 Mo. Certificate of Deposit Based ARMS
     Fannie Mae
       2.57%                                                    6/1/21       6,814,607         6,834,471
       3.03%                                                   12/1/24       9,563,618         9,710,239
     Freddie Mac
       3.10%                                                    1/1/26       3,317,696         3,361,479
                                                                                          --------------
                                                                                              19,906,189
                                                                                          --------------
  6 Mo. London Interbank Offering Rate
     (LIBOR) Based ARMS
     Bear Stearns Adjustable Rate Mortgage
       Trust
       4.69%                                                   3/25/31       2,246,154         2,282,654
     DLJ Mortgage Acceptance Corp.
       4.03%                                                   4/25/24         378,946           378,946
     Fannie Mae
       3.26%                                                    9/1/27      53,940,695        54,815,775
       2.51%                                                   12/1/27      27,987,499        28,670,786
       2.91%                                                    3/1/28      56,334,306        57,661,429
       3.00%                                                    3/1/28      64,850,905        66,522,827
       3.36%                                                    4/1/28      19,865,419        20,330,608
       2.60%                                                    6/1/28      37,086,067        38,078,082
       3.00%                                                    6/1/28       6,580,152         6,748,979
       2.79%                                                    7/1/28      12,742,094        13,080,919
       3.00%                                                    8/1/28      17,921,800        18,377,767
       3.26%                                                    9/1/28      11,005,168        11,248,536
       3.38%                                                    9/1/28       3,710,524         3,802,678
       3.16%                                                   11/1/32      10,469,808        10,727,753
       2.69%                                                   12/1/32       9,200,101         9,473,528
       3.10%                                                    3/1/33      19,394,518        19,924,105
       3.18%                                                    9/1/33      26,567,486        27,120,834
       3.24%                                                    9/1/33      16,056,014        16,340,430
       3.11%                                                   11/1/33      34,272,179        35,033,124
       3.21%                                                   11/1/33      29,203,076        29,771,367

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
     Freddie Mac
       3.67%                                                    9/1/30    $ 15,364,188    $   15,815,926
     Master Adjustable Rate Mortgage Trust
       3.90%                                                   1/25/34      23,797,532        24,251,173
     MLCC Mortgage Investors, Inc.
       3.41%                                                  10/25/28      88,666,130        91,242,988
       3.18%                                                   5/25/29      57,074,585        58,768,987
     Sequoia Mortgage Trust
       2.82%                                                   7/20/34      47,210,701        48,361,462
     Structured Adjustable Rate Mortgage
       Loan Trust
       4.23%                                                  11/25/34      30,000,000        31,087,500
     Structured Asset Mortgage Investments
       3.36%                                                   7/19/32      30,571,717        31,230,920
       3.40%                                                   8/19/33      79,825,021        82,169,881
       3.36%                                                  10/19/33      64,354,315        65,963,173
       3.52%                                                  11/19/33      39,739,599        40,956,624
     Structured Asset Securities Corp.
       3.25%                                                   5/25/32      36,043,392        36,606,570
       3.92%                                                  11/25/32      34,704,719        35,854,313
       3.85%                                                  12/25/32      30,526,768        31,585,665
       3.86%                                                   2/25/33      58,051,120        60,119,191
       4.23%                                                   3/25/33      32,581,417        33,762,493
       4.35%                                                   5/25/33      79,710,385        82,674,615
       3.79%                                                   9/25/33      83,436,407        86,513,124
       4.10%                                                  11/25/33      38,983,707        40,433,414
                                                                                          --------------
                                                                                           1,367,789,146
                                                                                          --------------
  Cost of Funds Index Based ARMS
     Fannie Mae
       3.01%                                                   11/1/32      17,105,604        17,263,249
       3.07%                                                    8/1/33      36,151,196        36,524,240
       3.22%                                                   11/1/36      46,089,249        46,591,714
       3.11%                                                    6/1/38      29,851,233        30,151,925
     Washington Mutual
       3.05%                                                  11/25/42      27,282,346        27,316,449
                                                                                          --------------
                                                                                             157,847,577
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
  HYBRID ARMS
     Bank of America Mortgage Securities
       6.32%                                                   6/20/31    $  5,686,895    $    5,743,764
       5.88%                                                   7/20/32       4,548,872         4,575,881
     Bear Stearns Adjustable Rate Mortgage
       Trust
       3.76%                                                  11/25/34      36,921,809        37,094,880
     CS First Boston Mortgage Securities
       Corp.
       6.32%                                                  11/25/31       6,949,679         7,064,783
       5.06%                                                   6/25/32       6,700,932         6,736,531
     GSR Mortgage Loan Trust
       4.74%                                                  10/25/33      21,970,002        22,100,449
     JP Morgan Mortgage Trust
       3.50%                                                   5/25/34      33,324,252        33,303,424
     Master Adjustable Rate Mortgage Trust
       5.46%                                                  10/25/32      11,265,469        11,409,807
     Merrill Lynch Mortgage Investors
       5.29%                                                   6/25/23       2,482,330         2,481,554
     Structured Adjustable Rate Mortgage
       Loan Trust
       4.74%                                                   7/25/34      59,008,895        59,267,060
       5.07%                                                   9/25/34      29,126,439        29,799,988
     Structured Asset Securities Corp.
       4.23%                                                   9/25/33      44,396,653        44,563,140
     Wells Fargo Mortgage Backed Securities
       Trust
       4.64%                                                  10/25/33      51,776,409        52,051,472
       4.64%                                                  10/25/33      20,556,605        20,633,692
       4.52%                                                  11/25/33      50,306,394        50,542,205
       4.76%                                                   1/25/34      25,041,395        25,432,666
       4.77%                                                   6/25/34      24,973,103        25,176,009
       4.82%                                                   7/25/34      35,923,512        36,159,260
       3.98%                                                  10/25/34      46,048,145        46,451,066
                                                                                          --------------
                                                                                             520,587,631
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
  MONTHLY London Interbank Offering Rate
     (LIBOR) Collateralized Mortgage
     Obligation
     Fannie Mae
       3.00%                                                    9/1/28    $ 22,633,475    $   23,139,695
       2.29%                                                   9/18/31      13,560,068        13,593,536
       3.19%                                                    2/1/33      32,176,128        33,087,871
       2.87%                                                    7/1/33       5,216,971         5,340,634
       3.04%                                                    9/1/33      16,654,532        17,059,787
     GSR Mortgage Loan Trust
       2.28%                                                   3/25/32       9,281,590         9,261,346
     Master Asset Securitization Trust
       2.38%                                                  12/25/32         385,309           385,309
     MLCC Mortgage Investors, Inc.,
       2.25%                                                   9/15/21       8,572,544         8,585,938
                                                                                          --------------
                                                                                             110,454,116
                                                                                          --------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $2,593,556,315)                                                                 2,610,034,049
                                                                                          --------------
FIXED RATE MORTGAGE-RELATED SECURITIES......       13.9%
  Collateralized Mortgage Obligations
     Bank of America Mortgage Securities
       4.25%                                                   8/25/33      38,701,642        38,925,817
     Citicorp Mortgage Securities
       5.00%                                                  10/25/33      16,789,918        16,958,093
     Fannie Mae
       4.50%                                                   5/25/19      40,000,000        40,824,324
       5.00%                                                  12/25/21      29,632,782        30,177,785
       4.50%                                                   3/25/27      40,389,000        40,974,135
       3.00%                                                  11/25/15      15,591,445        15,600,683
     Fannie Mae Whole Loan
       3.25%                                                   6/25/33       3,665,794         3,662,357

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
     Freddie Mac
       5.00%                                                   3/15/11    $ 12,966,808    $   13,033,665
       4.50%                                                   8/15/11      10,484,219        10,575,559
       5.00%                                                   6/15/16      25,000,000        25,872,823
       4.00%                                                   7/15/17      32,500,000        32,880,933
       3.50%                                                   7/15/18      16,727,494        16,761,684
       4.00%                                                   7/15/18      27,797,443        28,012,075
       4.00%                                                  12/15/18      40,000,000        40,596,676
       5.00%                                                   1/15/21      56,272,541        57,927,994
     Structured Asset Securities Corp.
       3.25%                                                   8/25/32       5,591,489         5,593,641
     Washington Mutual MSC Mortgage Pass
       Through
       5.00%                                                   2/25/33      37,090,582        37,742,579
     Wells Fargo Mortgage Backed Securities
       Trust
       5.00%                                                   2/25/33       6,159,458         6,174,327
                                                                                          --------------
  TOTAL FIXED RATE MORTGAGE-RELATED
     SECURITIES
     (Cost $460,700,420)                                                                     462,295,150
                                                                                          --------------
U.S. TREASURY OBLIGATIONS...................        0.6%
  U.S. Treasury Notes
       3.38%                                                  9/15/09..     20,000,000        20,087,500
                                                                                          --------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $20,044,592)                                                                       20,087,500
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                PERCENTAGE
                                                  OF NET
                                                  ASSETS      MATURITY        PAR             VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS.......................        6.6%
  Citigroup, 1.77%, (Agreement dated
     10/29/04 to be repurchased at
     $119,025,554 on 11/1/04. Collateralized
     by various Adjustable Rate Mortgage
     U.S. Government Securities,
     3.05%-6.11%, with a value of
     $121,939,830, due
     7/1/25-10/1/34)                                                      $119,008,000    $  119,008,000
                                                                                          --------------
  Bear Stearns*, 1.87%, (Agreement dated
     10/19/04 to be repurchased at
     $99,647,139 on 11/19/04. Collateralized
     by various Adjustable Rate Mortgage
     U.S. Government Securities,
     2.27%-2.87%, with a value of
     $102,586,755, due 6/15/23-10/15/33)                                    99,502,000        99,502,000
                                                                                          --------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $218,510,000)                                                                     218,510,000
                                                                                          --------------
TOTAL INVESTMENTS
  (Cost $3,292,811,327) (a).................       99.8%                                   3,310,926,699
OTHER ASSETS IN EXCESS OF LIABILITIES.......        0.2%                                       6,097,684
                                                                                          --------------
Net Assets applicable to 337,306,907 Shares
  of Common Stock issued and outstanding....      100.0%                                  $3,317,024,383
                                                                                          ==============
Net Asset Value, offering and redemption
  price per share ($3,317,024,383 /
  337,306,907)                                                                                     $9.83
                                                                                          ==============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at October 31, 2004.

(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       84.1%
  1 Yr. Constant Maturity Treasury Based ARMS
     Fannie Mae
       3.85%                                                      10/1/26    $ 2,640,041    $  2,733,919
       3.83%                                                      10/1/28      2,637,506       2,733,073
       4.02%                                                      12/1/30      8,086,363       8,402,233
       3.80%                                                       8/1/31      5,924,875       6,102,064
     Freddie Mac
       3.70%                                                      11/1/28      3,163,871       3,287,458
       4.15%                                                       1/1/29      6,829,348       7,096,116
       3.76%                                                       9/1/30      2,261,755       2,324,587
       3.88%                                                       8/1/31     13,476,663      14,003,088
     Fund America Investors Corp.
       3.60%                                                      6/25/23      5,053,309       5,065,942
     Washington Mutual
       2.78%                                                      4/25/44      8,916,248       8,999,838
                                                                                            ------------
                                                                                              60,748,318
                                                                                            ------------
  6 Mo. Certificate of Deposit Based ARMS
     Fannie Mae
       2.55%                                                       4/1/20      7,126,966       7,145,710
  6 Mo. London Interbank Offering Rate (LIBOR)
     Based ARMS
     Fannie Mae
       2.72%                                                      12/1/26     10,035,844      10,250,199
       2.79%                                                       7/1/28      6,994,417       7,180,405
       3.30%                                                       9/1/32      9,969,028      10,195,165
     MLCC Mortgage Investors, Inc.
       3.18%                                                      5/25/29     13,793,025      14,202,505
       3.10%                                                      7/25/29     14,668,858      15,099,757
     Sequoia Mortgage Trust
       3.05%                                                      6/20/34     18,517,582      18,968,949
     Structured Adjustable Rate Mortgage Loan
       Trust
       3.85%                                                      8/25/34      4,782,619       4,973,924
     Structured Asset Securities Corp.
       3.92%                                                     11/25/32      5,532,043       5,715,292
       4.15%                                                     11/25/32      5,532,043       5,720,478
                                                                                            ------------
                                                                                              92,306,674
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
  Cost of Funds Index Based ARMS
     Regal Trust
       3.36%                                                      9/29/31    $ 2,243,290    $  2,247,496
     Ryland Mortgage Securities Corp.
       3.70%                                                     10/25/23      1,572,651       1,572,651
                                                                                            ------------
                                                                                               3,820,147
                                                                                            ------------
  HYBRID ARMS
     Bear Stearns Adjustable Rate Mortgage Loan
       Trust
       3.76%                                                     11/25/34     13,744,629      13,809,057
     GSR Mortgage Loan Trust
       4.74%                                                     10/25/33      4,432,564       4,458,882
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.74%                                                      7/25/34      8,429,842       8,466,723
       5.07%                                                      9/25/34     14,563,219      14,899,994
     Wells Fargo Mortgage Backed Securities
       Trust
       4.91%                                                      5/25/34     16,889,238      17,042,297
       4.82%                                                      7/25/34      8,980,878       9,039,815
                                                                                            ------------
                                                                                              67,716,768
                                                                                            ------------
  MONTHLY London Interbank Offering Rate
     (LIBOR) Collateralized Mortgage
     Obligations
     Structured Asset Securities Corp.
       3.18%                                                      3/25/33      4,229,155       4,293,914
       3.28%                                                      5/25/33      4,997,904       5,096,300
       3.13%                                                     11/25/33      3,575,356       3,627,869
                                                                                            ------------
                                                                                              13,018,083
                                                                                            ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $243,667,349)                                                                     244,755,700
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       13.9%
  Collateralized Mortgage Obligations
    Freddie Mac
       5.00%                                                      6/15/16    $12,500,000    $ 12,936,411
       5.50%                                                      6/15/34      8,531,551       8,706,110
    GSR Mortgage Loan Trust
       4.50%                                                      4/25/33      6,543,843       6,545,341
    Morgan Stanley Mortgage Loan Trust
       4.75%                                                      8/25/34     12,157,000      12,407,738
                                                                                            ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
    (Cost $40,455,020)                                                                        40,595,600
                                                                                            ------------
  U.S. TREASURY OBLIGATIONS                            1.0%
    U.S. Treasury Notes
       3.50%                                                      8/15/09      3,000,000       3,031,875
                                                                                            ------------
  TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $3,006,109)                                                                          3,031,875
                                                                                            ------------
REPURCHASE AGREEMENTS                                  0.8%
  Citigroup 1.77%, (Agreement dated 10/29/04 to
    be repurchased at $2,322,343 on 11/1/04.
    Collateralized by a U.S. Government
    Securities, 5.00%, with a value of
    $2,374,848, due 4/1/34)                                                    2,322,000       2,322,000
                                                                                            ------------
  TOTAL REPURCHASE AGREEMENTS
    (Cost $2,322,000)                                                                          2,322,000
                                                                                            ------------
  TOTAL INVESTMENTS
    Cost $289,450,478)(a)......................       99.8%                                  290,705,175
  OTHER ASSETS IN EXCESS OF LIABILITIES........        0.2%                                      643,338
                                                                                            ------------
Net Assets applicable to 29,506,245 Shares of
  Common Stock issued and outstanding..........      100.0%                                 $291,348,513
                                                                                            ============
Net Asset Value, offering and redemption price
  per share ($291,348,513 / 29,506,245)                                                            $9.87
                                                                                            ============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at October 31, 2004.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $44,285. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................................    $1,461,580
Unrealized depreciation....................................      (251,168)
                                                               ----------
Net unrealized appreciation................................    $1,210,412
                                                               ==========

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       36.6%
  1 Yr. Constant Maturity Treasury Based ARMS
     Fannie Mae
       3.59%                                                       5/1/26    $ 6,061,603    $  6,298,381
       4.35%                                                      11/1/29      1,749,878       1,792,349
       4.33%                                                       3/1/30      1,233,598       1,262,716
     Freddie Mac
       3.83%                                                       5/1/18      1,842,850       1,901,210
       3.88%                                                       8/1/31     15,518,190      16,124,362
       4.24%                                                       9/1/32      1,690,339       1,729,553
     Government National Mortgage Association
       II
       4.63%                                                     12/20/23      2,927,521       2,990,384
       3.75%                                                      7/20/27        795,733         807,900
       4.63%                                                     12/20/27      1,408,106       1,436,409
                                                                                            ------------
                                                                                              34,343,264
                                                                                            ------------
  HYBRID ARMS
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.74%                                                      7/25/34     12,644,763      12,700,084
     Wells Fargo Mortgage Backed Securities
       Trust
       4.82%                                                      7/25/34      8,980,878       9,039,815
                                                                                            ------------
                                                                                              21,739,899
                                                                                            ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $55,914,529)                                                                       56,083,163
                                                                                            ------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       44.1%
  15 Yr. Securities
     Freddie Mac
       8.50%                                                      8/17/07        967,189         995,469
       8.00%                                                     12/17/15      1,740,874       1,837,097
                                                                                            ------------
                                                                                               2,832,566
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations
     Freddie Mac
       7.00%                                                     12/15/06    $   360,433    $    359,981
       5.00%                                                      6/15/16     12,500,000      12,936,411
       5.00%                                                      9/15/17     15,000,000      15,548,888
       4.00%                                                     12/15/17     10,000,000      10,170,040
       4.50%                                                      9/15/22     10,000,000      10,243,358
       5.00%                                                      7/15/26     15,000,000      15,417,689
                                                                                            ------------
                                                                                              64,676,367
                                                                                            ------------
TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
  (Cost $67,193,776)                                                                          67,508,933
                                                                                            ------------
U.S. TREASURY OBLIGATIONS......................       15.1%
  U.S. Treasury Notes
       2.63%                                                      5/15/08      3,000,000       2,967,656
       3.38%                                                     11/15/08      5,000,000       5,053,906
       3.25%                                                      1/15/09      2,000,000       2,009,062
       2.63%                                                      3/15/09      5,000,000       4,889,844
       3.63%                                                      7/15/09      2,000,000       2,032,500
       3.38%                                                      9/15/09      2,000,000       2,008,750
       4.75%                                                      5/15/14      3,000,000       3,172,500
       4.25%                                                      8/15/14      1,000,000       1,017,813
                                                                                            ------------
                                                                                              23,152,031
                                                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $23,189,885)                                                                          23,152,031
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS..........................        3.7%
  Citigroup, 1.77%, (Agreement dated 10/29/04
     to be repurchased at $5,683,838 on
     11/1/04. Collateralized by a U.S.
     Government Security, 4.50%, with a value
     of $5,813,356, due 7/1/18)                                              $ 5,683,000    $  5,683,000
                                                                                            ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $5,683,000)                                                                            5,683,000
                                                                                            ------------
TOTAL INVESTMENTS
  (Cost $151,981,190)(a).......................       99.5%                                  152,427,127
OTHER ASSETS IN EXCESS OF LIABILITIES..........        0.5%                                      824,961
                                                                                            ------------
Net Assets applicable to 14,441,347 Shares of
  Common Stock issued and outstanding..........      100.0%                                 $153,252,088
                                                                                            ============
Net Asset Value, offering and redemption price
  per share ($153,252,088 / 14,441,347)                                                           $10.61
                                                                                            ============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at October 31, 2004.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $14,967. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................................    $ 655,762
Unrealized depreciation..................................     (224,792)
                                                             ---------
Net unrealized appreciation..............................    $ 430,970
                                                             =========

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       22.2%
  HYBRID ARMS
     Morgan Stanley Mortgage Loan Trust
       4.92%                                                      9/25/34    $15,000,000    $ 15,450,000
       5.47%                                                     10/25/34     11,000,000      11,467,500
       4.21%                                                      8/25/34      9,409,874       9,471,626
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.74%                                                      7/25/34      9,003,071       9,042,460
       5.21%                                                      9/25/34     20,594,132      20,915,915
                                                                                            ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES* (Cost $65,969,120)                                                           66,347,501
                                                                                            ------------
AGENCY OBLIGATIONS.............................        0.7%
     Freddie Mac
       5.75%                                                      3/15/09      2,000,000       2,182,978
                                                                                            ------------
  TOTAL AGENCY OBLIGATIONS (Cost $1,851,505)                                                   2,182,978
                                                                                            ------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       68.5%
  15 Yr. Securities
     Fannie Mae
       7.00%                                                       3/1/15      1,914,636       2,035,946
       7.00%                                                       3/1/15      1,015,875       1,080,240
       7.00%                                                       3/1/15      1,077,739       1,146,024
       7.50%                                                      11/1/15      1,414,773       1,507,838
       6.50%                                                       1/1/16      1,429,985       1,520,700
       6.00%                                                       6/1/16      3,144,726       3,305,647
       6.00%                                                       7/1/17      2,980,853       3,133,389
       6.00%                                                       7/1/17      2,007,843       2,110,589
       5.50%                                                       9/1/17      5,316,942       5,524,843
       5.00%                                                      11/1/17     10,238,068      10,484,021
       4.50%                                                       5/1/18      9,015,838       9,068,312
       4.50%                                                       9/1/18     13,022,302      13,073,678
       5.00%                                                      11/1/18     10,401,822      10,641,958
       5.00%                                                       2/1/19     10,659,201      10,901,947

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
     Freddie Mac
       7.50%                                                       1/1/10    $ 1,079,635    $  1,148,800
       6.00%                                                       6/1/17      3,293,822       3,461,858
       5.00%                                                      12/1/18      8,498,911       8,685,157
       5.00%                                                       5/1/19     20,378,200      20,831,137
                                                                                            ------------
                                                                                             109,662,084
                                                                                            ------------
  Balloons
     Freddie Mac Gold
       5.50%                                                       8/1/11      4,786,858       4,916,627
                                                                                            ------------
  Collateralized Mortgage Obligations
     Countrywide Home Loan
       5.00%                                                      5/25/34      6,774,609       6,810,690
     Fannie Mae
       4.50%                                                      6/25/18      9,724,426       9,851,651
     Freddie Mac
       4.00%                                                     12/15/16     18,301,167      18,337,555
       4.50%                                                      9/15/22     13,601,000      13,931,991
       5.00%                                                      7/15/26     15,000,000      15,417,689
     Washington Mutual MSC Mortgage Pass
       Through
       4.55%                                                      5/25/33     16,657,079      16,668,061
     Wells Fargo Mortgage Backed Securities
       Trust
       5.50%                                                     10/25/14      8,244,838       8,488,069
                                                                                            ------------
                                                                                              89,505,706
                                                                                            ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $201,797,620)                                                                     204,084,417
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET
                                                     ASSETS      MATURITY        PAR           VALUE
--------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS......................        4.4%
  U.S. Treasury Notes
       3.00%                                                     11/15/07    $10,000,000    $ 10,051,560
       3.38%                                                      9/15/09      3,000,000       3,013,125
                                                                                            ------------
                                                                                              13,064,685
                                                                                            ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $13,063,996)                                                                       13,064,685
                                                                                            ------------
REPURCHASE AGREEMENTS..........................        4.2%
  Citigroup, 1.77%, (Agreement dated 10/29/04
     to be repurchased at $12,488,842 on
     11/1/04. Collateralized by various
     Adjustable Rate Mortgage U.S. Government
     Securities, 2.66%-4.79%, with a value of
     $12,908,456, due 7/1/32-6/1/40)                                          12,487,000      12,487,000
                                                                                            ------------
  TOTAL REPURCHASE AGREEMENTS (Cost
     $12,487,000)                                                                             12,487,000
                                                                                            ------------
TOTAL INVESTMENTS (Cost $295,169,241)(a).......      100.0%                                  298,166,581
OTHER ASSETS IN EXCESS OF LIABILITIES..........        0.0%                                      141,459
                                                                                            ------------
Net Assets applicable to 31,158,479 Shares of
  Common Stock issued and outstanding..........      100.0%                                 $298,308,040
                                                                                            ============
Net Asset Value, offering and redemption price
  per share ($298,308,040 / 31,158,479)                                                            $9.57
                                                                                            ============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at October 31, 2004.

(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET
                                                    ASSETS     MATURITY       PAR           VALUE
-----------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS..............................      2.0%
     Freddie Mac
       5.75%                                                    3/15/09   $  3,000,000   $  3,274,467
                                                                                         ------------
  TOTAL AGENCY OBLIGATIONS
     (Cost $2,796,412)                                                                      3,274,467
                                                                                         ------------
FIXED RATE MORTGAGE-RELATED SECURITIES..........     91.7%
  15 Yr. Securities
     Fannie Mae
       7.00%                                                     3/1/15      1,703,086      1,810,993
       6.00%                                                     8/1/16      6,414,211      6,742,438
       5.00%                                                     3/1/18      2,741,809      2,807,677
     Freddie Mac
       5.50%                                                     7/1/19      7,295,403      7,572,686
                                                                                         ------------
                                                                                           18,933,794
                                                                                         ------------
  30 Yr. Securities
     Fannie Mae
       5.00%                                                     8/1/33(a)   14,646,990    14,628,681
       5.50%                                                    11/1/33     16,717,016     17,067,682
       6.00%                                                    12/1/33     17,570,402     18,247,136
       5.50%                                                     4/1/34      6,865,522      7,008,250
       6.00%                                                     6/1/34     10,249,724     10,682,935
       5.50%                                                     7/1/34     20,670,452     21,084,669
       5.50%                                                     7/1/34     12,532,478     12,783,618
       5.50%                                                     8/1/34     11,948,314     12,206,417
       5.00% TBA                                                11/1/34     10,000,000      9,962,500
     Freddie Mac Gold
       6.00%                                                     4/1/33      6,075,276      6,301,675
     Government National Mortgage Association
       7.50%                                                    2/15/24        900,976        979,671
       7.00%                                                    4/15/27      1,405,747      1,510,794
       6.00%                                                    1/15/29      1,562,508      1,635,140
                                                                                         ------------
                                                                                          134,099,168
                                                                                         ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET
                                                    ASSETS     MATURITY       PAR           VALUE
-----------------------------------------------------------------------------------------------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $149,587,293)                                                                 $153,032,962
                                                                                         ------------
U.S. TREASURY OBLIGATIONS.......................      11.0%
  U.S. Treasury Notes
       4.00%                                                    6/15/09   $  4,000,000      4,131,250
       6.50%                                                    2/15/10      7,000,000      8,056,563
       4.25%                                                    8/15/14      6,000,000      6,106,875
                                                                                         ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $17,575,129)                                                                    18,294,688
                                                                                         ------------
REPURCHASE AGREEMENTS...........................       1.2%
  Citigroup, 1.77%, (Agreement dated 10/29/04 to
     be repurchased at $2,034,300 on 11/1/04.
     Collateralized by an Adjustable Rate
     Mortgage U.S. Government Securities, 4.61%,
     with a value of $2,167,516, due 9/1/34)                                 2,034,000      2,034,000
                                                                                         ------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $2,034,000)                                                                      2,034,000
                                                                                         ------------
TOTAL INVESTMENTS
  (Cost $171,992,834) (b).......................     105.9%                               176,636,117
LIABILITIES IN EXCESS OF OTHER ASSETS...........      (5.9%)                               (9,768,162)
                                                                                         ------------
Net Assets applicable to 15,760,092 Shares of
  Common Stock issued and outstanding...........     100.0%                              $166,867,955
                                                                                         ============
Net Asset Value, offering and redemption price
  per share ($166,867,955 / 15,760,092)                                                        $10.59
                                                                                         ============

--------------------------------------------------------------------------------

(a) All or part of this security was used as collateral as of 10/31/04.

(b) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $136,721. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation.....................................   $4,506,562
Unrealized depreciation.....................................           --
                                                               ----------
Net unrealized appreciation.................................   $4,506,562
                                                               ==========

TBA -- To be Announced/when-issued security

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                ADJUSTABLE                                                      U.S.
                                   MONEY       RATE MORTGAGE      ULTRA       SHORT U.S.     INTERMEDIATE    GOVERNMENT
                                   MARKET          (ARM)          SHORT       GOVERNMENT       MORTGAGE       MORTGAGE
                                    FUND           FUND            FUND          FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest income............  $  652,162     $90,353,766     $6,969,186    $5,481,390     $10,797,006     $7,519,687
                                 ----------     -----------     ----------    -----------    -----------     ----------
    Operating expenses:
      Investment advisory
        fee....................      84,928      16,367,197      1,269,198       460,905       1,084,940        451,487
      Distribution fee -- Class
        I Shares...............      54,146       9,576,510        705,109       276,545         464,980        270,895
      Distribution fee -- Class
        D
        Shares.................     123,129              --             --            --              --             --
      Administration fee.......      16,986         683,041         84,616        55,310          92,998         54,180
      Custodian fee............      13,820         302,879         39,807        32,583          42,796         30,662
      Transfer agent fee.......       4,349          78,632          8,888         3,484           3,718          1,785
      Legal....................       1,539          80,197          8,399         3,255           7,744          4,173
      Printing.................         743          46,265          3,054         2,077           3,884          2,146
      Trustees' fee............       1,064          68,220          4,895         3,269           5,397          3,157
      Other....................      23,959         447,994         38,604        38,620          51,354         31,586
                                 ----------     -----------     ----------    -----------    -----------     ----------
      Total expenses before fee
        reductions.............     324,663      27,650,935      2,162,570       876,048       1,757,811        850,071
      Expenses reduced by
        Investment Adviser.....     (84,928)     (6,790,692)      (564,089)           --        (309,980)            --
      Expenses reduced by
        Distributor............     (74,667)     (3,830,560)      (282,040)           --              --             --
                                 ----------     -----------     ----------    -----------    -----------     ----------
        Net expenses...........     165,068      17,029,683      1,316,441       876,048       1,447,831        850,071
                                 ----------     -----------     ----------    -----------    -----------     ----------
        Net investment income..     487,094      73,324,083      5,652,745     4,605,342       9,349,175      6,669,616
                                 ----------     -----------     ----------    -----------    -----------     ----------
REALIZED AND UNREALIZED
  GAINS/(LOSSES) FROM
  INVESTMENT ACTIVITIES:
    Realized gains/(losses)
      from investment
      transactions.............          --      (9,290,088)      (825,070)      517,417      (1,442,590)    (2,022,919)
    Change in unrealized
      appreciation/depreciation
      from investments.........          --       3,530,500         30,025    (1,221,548)        763,779      3,133,197
                                 ----------     -----------     ----------    -----------    -----------     ----------
    Net realized/unrealized
      gains/(losses) from
      investments..............          --      (5,759,588)      (795,045)     (704,131)       (678,811)     1,110,278
                                 ----------     -----------     ----------    -----------    -----------     ----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS..............  $  487,094     $67,564,495     $4,857,700    $3,901,211     $ 8,670,364     $7,779,894
                                 ==========     ===========     ==========    ===========    ===========     ==========

--------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003

--------------------------------------------------------------------------------

                                                                    MONEY MARKET FUND
                                                              ------------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                               OCTOBER 31,      OCTOBER 31,
                                                                  2004             2003
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income..................................  $     487,094    $     421,206
                                                              -------------    -------------
       Change in net assets resulting from operations.......        487,094          421,206
                                                              -------------    -------------
  Dividends paid to Class I stockholders:
     From net investment income.............................       (376,981)        (330,837)
  Dividends paid to Class D stockholders:
     From net investment income.............................       (110,113)         (90,369)
                                                              -------------    -------------
       Total dividends paid to stockholders.................       (487,094)        (421,206)
                                                              -------------    -------------
  Capital Transactions Class I Shares:
     Proceeds from sale of shares...........................    212,174,352      303,435,934
     Shares issued to stockholders in reinvestment of
      dividends.............................................        337,606          321,764
     Cost of shares repurchased.............................   (221,365,484)    (293,591,768)
  Capital Transactions Class D Shares:
     Proceeds from sale of shares...........................    385,481,528      228,413,674
     Shares issued to stockholders in reinvestment of
      dividends.............................................         47,207           42,261
     Cost of shares repurchased.............................   (389,965,369)    (219,969,777)
                                                              -------------    -------------
       Net increase (decrease) in net assets from capital
        transactions........................................    (13,290,160)      18,652,088
                                                              -------------    -------------
       Total increase (decrease) in net assets..............    (13,290,160)      18,652,088
Net Assets:
  Beginning of year.........................................     64,261,992       45,609,904
                                                              -------------    -------------
  End of year...............................................  $  50,971,832    $  64,261,992
                                                              =============    =============
Accumulated net investment income/(loss)....................             --               --

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2004 AND 2003

--------------------------------------------------------------------------------

                                                 ADJUSTABLE RATE
                                               MORTGAGE (ARM) FUND                   ULTRA SHORT FUND
                                        --------------------------------------------------------------------
                                          YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED
                                          OCTOBER 31,        OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                             2004               2003              2004             2003
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income...........    $    73,324,083    $    77,313,422    $   5,652,745    $   4,648,818
    Net realized gains (losses) from
       investments..................         (9,290,088)        (9,360,230)        (825,070)        (448,262)
    Change in unrealized
       appreciation/depreciation
       from investments.............          3,530,500         (2,967,734)          30,025          888,151
                                        ---------------    ---------------    -------------    -------------
       Change in net assets
         resulting from
         operations.................         67,564,495         64,985,458        4,857,700        5,088,707
                                        ---------------    ---------------    -------------    -------------
  Dividends paid to stockholders:
    From net investment income......        (87,074,818)      (100,452,092)      (6,485,357)      (6,019,913)
                                        ---------------    ---------------    -------------    -------------
       Total dividends paid to
         stockholders...............        (87,074,818)      (100,452,092)      (6,485,357)      (6,019,913)
                                        ---------------    ---------------    -------------    -------------
  Capital Transactions:
    Proceeds from sale of shares....      2,244,424,388      4,920,698,520      185,331,981      202,953,038
    Shares issued to stockholders in
       reinvestment of dividends....         50,798,140         64,449,754        3,213,793        3,481,425
    Cost of shares repurchased......     (3,555,626,724)    (3,742,718,116)    (147,237,653)    (240,951,312)
                                        ---------------    ---------------    -------------    -------------
       Change in net assets from
         capital transactions.......     (1,260,404,196)     1,242,430,158       41,308,121      (34,516,849)
                                        ---------------    ---------------    -------------    -------------
       Change in net assets.........     (1,279,914,519)     1,206,963,524       39,680,464      (35,448,055)
Net Assets:
  Beginning of year.................      4,596,938,902      3,389,975,378      251,668,049      287,116,104
                                        ---------------    ---------------    -------------    -------------
  End of year.......................    $ 3,317,024,383    $ 4,596,938,902    $ 291,348,513    $ 251,668,049
                                        ===============    ===============    =============    =============
Accumulated net investment
  income/(loss).....................    $    (1,090,971)   $    (2,683,640)   $      10,408    $       7,706

--------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        SHORT U.S. GOVERNMENT          INTERMEDIATE MORTGAGE             U.S. GOVERNMENT
                FUND                            FUND                      MORTGAGE FUND
-----------------------------------------------------------------------------------------------
     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
        2004            2003            2004           2003            2004           2003
-----------------------------------------------------------------------------------------------
    $   4,605,342   $   5,196,913   $  9,349,175   $   8,609,314   $  6,669,616   $   5,727,534
          517,417         449,599     (1,442,590)       (927,235)    (2,022,919)     (1,141,229)
       (1,221,548)     (2,071,854)       763,779      (3,511,347)     3,133,197      (2,323,780)
    -------------   -------------   ------------   -------------   ------------   -------------
        3,901,211       3,574,658      8,670,364       4,170,732      7,779,894       2,262,525
    -------------   -------------   ------------   -------------   ------------   -------------
       (5,009,529)     (5,865,998)   (10,181,481)    (10,605,928)    (7,450,517)     (6,600,815)
    -------------   -------------   ------------   -------------   ------------   -------------
       (5,009,529)     (5,865,998)   (10,181,481)    (10,605,928)    (7,450,517)     (6,600,815)
    -------------   -------------   ------------   -------------   ------------   -------------
       37,505,664     184,063,440      6,536,412     339,487,102     14,762,850     241,251,413
        2,867,566       3,229,364      4,241,126       4,470,067      5,105,098       4,022,730
     (118,618,032)   (114,566,189)   (58,816,046)   (230,308,881)   (57,895,104)   (130,524,325)
    -------------   -------------   ------------   -------------   ------------   -------------
      (78,244,802)     72,726,615    (48,038,508)    113,648,288    (38,027,156)    114,749,818
    -------------   -------------   ------------   -------------   ------------   -------------
      (79,353,120)     70,435,275    (49,549,625)    107,213,092    (37,697,779)    110,411,528
      232,605,208     162,169,933    347,857,665     240,644,573    204,565,734      94,154,206
    -------------   -------------   ------------   -------------   ------------   -------------
    $ 153,252,088   $ 232,605,208   $298,308,040   $ 347,857,665   $166,867,955   $ 204,565,734
    =============   =============   ============   =============   ============   =============
    $      (8,832)  $     (21,680)  $     (2,974)  $       9,957   $    (16,427)  $       5,917

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND CLASS I SHARES
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2004        2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.0104      0.0096      0.0152      0.0441      0.0578
  Net realized losses from investments......          --          --          --          --          --(a)
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.0104      0.0096      0.0152      0.0441      0.0578
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.0104)    (0.0096)    (0.0152)    (0.0441)    (0.0578)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                ========    ========    ========    ========    ========
Total return................................       1.04%       0.97%       1.54%       4.50%       5.93%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $ 31,883    $ 40,737    $ 30,571    $ 45,491    $ 48,202
  Ratio of expenses to average net assets...       0.11%       0.18%       0.26%       0.30%       0.30%
  Ratio of net investment income to average
     net assets.............................       1.04%       0.96%       1.53%       4.31%       5.74%
  Ratio of expenses to average net
     assets*................................       0.41%       0.39%       0.41%       0.45%       0.45%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Net realized losses per share were less than $0.00005.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND CLASS D SHARES
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                                              DECEMBER 19,
                                                         YEAR ENDED OCTOBER 31,                1999(A) TO
                                              --------------------------------------------    OCTOBER 31,
                                                2004        2003        2002        2001          2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period......    $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
                                              --------    --------    --------    --------      --------
Income from investment operations:
  Net investment income...................      0.0054      0.0046      0.0104      0.0397        0.0466
  Net realized losses from investments....          --          --          --          --            --(b)
                                              --------    --------    --------    --------      --------
       Total from investment operations...      0.0054      0.0046      0.0104      0.0397        0.0466
                                              --------    --------    --------    --------      --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income...........     (0.0054)    (0.0046)    (0.0104)    (0.0397)      (0.0466)
                                              --------    --------    --------    --------      --------
Net asset value, end of period............    $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
                                              ========    ========    ========    ========      ========
Total return..............................       0.54%       0.47%       1.05%       4.04%         4.74%(c)
Ratios/Supplemental data:
  Net assets, end of period (in 000's)....    $ 19,089    $ 23,525    $ 15,039    $  8,787      $  3,388
  Ratio of expenses to average net
     assets...............................       0.61%       0.67%       0.75%       0.75%         0.75%(d)
  Ratio of net investment income to
     average net assets...................       0.54%       0.45%       1.04%       3.46%         5.66%(d)
  Ratio of expenses to average net
     assets*..............................       0.86%       0.84%       0.86%       0.91%         0.94%(d)

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Net realized losses per share was less than $0.00005.

(c) Represents the total return for the period from December 19, 1999 to October 31, 2000.

(d) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                             YEAR ENDED OCTOBER 31,
                                        ----------------------------------------------------------------
                                           2004          2003          2002         2001+         2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year....  $     9.88    $     9.95    $     9.97    $     9.86    $   9.84
                                        ----------    ----------    ----------    ----------    --------
Income from investment operations:
  Net investment income...............      0.1824        0.1778        0.2947        0.5319      0.6048
  Net realized and unrealized gains
     (losses) from investments........     (0.0070)      (0.0230)       0.0124        0.1386      0.0233
                                        ----------    ----------    ----------    ----------    --------
       Total from investment
          operations..................      0.1754        0.1548        0.3071        0.6705      0.6281
                                        ----------    ----------    ----------    ----------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.......     (0.2254)      (0.2248)      (0.3271)      (0.5605)    (0.6129)
                                        ----------    ----------    ----------    ----------    --------
Change in net asset value.............       (0.05)        (0.07)        (0.02)         0.11        0.02
                                        ----------    ----------    ----------    ----------    --------
Net asset value, end of year..........  $     9.83    $     9.88    $     9.95    $     9.97    $   9.86
                                        ==========    ==========    ==========    ==========    ========
Total return..........................       1.79%         1.57%         3.13%         6.98%       6.63%
Ratios/Supplemental data:
  Net assets, end of year (in
     000's)...........................  $3,317,024    $4,596,939    $3,389,975    $2,064,844    $681,652
  Ratio of expenses to average net
     assets...........................       0.44%         0.44%         0.45%         0.49%       0.48%
  Ratio of net investment income to
     average net assets...............       1.92%         1.72%         2.91%         5.37%       6.22%
  Ratio of expenses to average net
     assets*..........................       0.72%         0.71%         0.75%         0.79%       0.78%
  Portfolio turnover rate.............         50%          117%          107%           72%         67%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

+ Net investment income is based on average shares outstanding through the period.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,       NOVEMBER 14,
                                                              -----------------------       2001(A) TO
                                                                 2004         2003       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $   9.92     $   9.95         $  10.00
                                                               --------     --------         --------
Income from investment operations:
  Net investment income.....................................     0.1985       0.1601           0.2204
  Net realized and unrealized gains (losses) from
     investments............................................    (0.0217)      0.0242           0.0058
                                                               --------     --------         --------
       Total from investment operations.....................     0.1768       0.1843           0.2262
                                                               --------     --------         --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............................    (0.2268)     (0.2143)         (0.2762)
                                                               --------     --------         --------
Change in net asset value...................................      (0.05)       (0.03)           (0.05)
                                                               --------     --------         --------
Net asset value, end of period..............................   $   9.87     $   9.92         $   9.95
                                                               ========     ========         ========
Total return................................................      1.80%        1.87%            2.29%(b)
Ratios/Supplemental data:
  Net assets, end of period (in 000's)......................   $291,349     $251,668         $287,116
  Ratio of expenses to average net assets...................      0.47%        0.47%            0.50%(c)
  Ratio of net investment income to average net assets......      2.00%        1.66%            2.11%(c)
  Ratio of expenses to average net assets*..................      0.77%        0.77%            0.80%(c)
  Portfolio turnover rate...................................       118%         126%             127%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2004        2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $  10.68    $  10.78    $  10.75    $  10.34    $  10.36
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.2640      0.2738      0.3512      0.5652      0.5973
  Net realized and unrealized gains (losses)
     from investments.......................     (0.0415)    (0.0686)     0.0674      0.4086     (0.0240)
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.2225      0.2052      0.4186      0.9738      0.5733
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.2925)    (0.3052)    (0.3886)    (0.5638)    (0.5976)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.07)      (0.10)       0.03        0.41       (0.02)
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $  10.61    $  10.68    $  10.78    $  10.75    $  10.34
                                                ========    ========    ========    ========    ========
Total return................................       2.11%       1.92%       3.98%       9.66%       5.77%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $153,252    $232,605    $162,170    $191,632    $ 96,098
  Ratio of expenses to average net assets...       0.48%       0.47%       0.49%       0.51%       0.51%
  Ratio of net investment income to average
     net assets.............................       2.50%       2.47%       3.35%       5.25%       5.79%
  Portfolio turnover rate...................        152%         72%         75%         54%        138%

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2004        2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $   9.62    $   9.79    $   9.83    $   9.33    $   9.33
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.2892      0.2525      0.4155      0.5675      0.5754
  Net realized and unrealized gains (losses)
     from investments.......................     (0.0233)    (0.1156)    (0.0213)     0.4861      0.0051
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.2659      0.1369      0.3942      1.0536      0.5805
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.3159)    (0.3069)    (0.4342)    (0.5536)    (0.5795)
                                                --------    --------    --------    --------    --------
Change in net asset value...................       (0.05)      (0.17)      (0.04)       0.50        0.00
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $   9.57    $   9.62    $   9.79    $   9.83    $   9.33
                                                ========    ========    ========    ========    ========
Total return................................       2.81%       1.41%       4.13%      11.59%       6.47%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $298,308    $347,858    $240,645    $204,891    $ 90,768
  Ratio of expenses to average net assets...       0.47%       0.47%       0.47%       0.50%       0.51%
  Ratio of net investment income to average
     net assets.............................       3.02%       2.52%       4.28%       5.74%       6.25%
  Ratio of expenses to average net
     assets*................................       0.57%       0.57%       0.57%       0.60%       0.61%
  Portfolio turnover rate...................        148%         98%         54%         47%        110%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                --------------------------------------------------------
                                                  2004        2003        2002        2001        2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........    $  10.56    $  10.77    $  10.83    $  10.27    $  10.26
                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................      0.3875      0.3689      0.5116      0.6381      0.6646
  Net realized and unrealized gains (losses)
     on investments.........................      0.0795     (0.1511)    (0.0377)     0.5590      0.0109
                                                --------    --------    --------    --------    --------
       Total from investment operations.....      0.4670      0.2178      0.4739      1.1971      0.6755
                                                --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income.............     (0.4370)    (0.4278)    (0.5339)    (0.6371)    (0.6682)
                                                --------    --------    --------    --------    --------
Change in net asset value...................        0.03       (0.21)      (0.06)       0.56        0.01
                                                --------    --------    --------    --------    --------
Net asset value, end of year................    $  10.59    $  10.56    $  10.77    $  10.83    $  10.27
                                                ========    ========    ========    ========    ========
Total return................................       4.52%       2.04%       4.54%      11.99%       6.90%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)........    $166,868    $204,566    $ 94,154    $105,713    $ 71,449
  Ratio of expenses to average net assets...       0.47%       0.47%       0.47%       0.50%       0.52%
  Ratio of net investment income to average
     net assets.............................       3.70%       3.39%       4.80%       6.09%       6.53%
  Portfolio turnover rate...................        171%        102%         82%         86%        127%

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004

--------------------------------------------------------------------------------

Asset Management Fund (the "Trust") was reorganized as a Delaware Statutory Trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management company. As of October 31, 2004, the Trust is authorized to issue an unlimited number of shares in six separate Funds: the Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each of the Funds, except the Money Market Fund, offers a single class of shares. The Money Market Fund is authorized to sell two classes of shares, namely, Class I Shares and Class D Shares. Each Class I and Class D Share of the Money Market Fund represents identical interests in the Fund and has the same rights except that
(i) Class D Shares bear a higher distribution fee, which will cause Class D Shares to have a higher expense ratio and to pay lower dividends than those related to Class I Shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to the matters relating to its own distribution arrangements.

  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

A. Significant accounting policies are as follows:

SECURITY VALUATION

  Money Market Fund:

  Fund securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

  Adjustable Rate Mortgage (ARM) Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, and U.S. Government Mortgage Fund:

  As of October 31, 2004, substantially all of the Funds' investments are fair valued using matrix pricing methods. These matrix pricing methods, determined by either an independent pricing service or the Adviser, incorporate market quotations, prices provided directly by market makers and take into consideration such factors as security prices, yields, maturities, and ratings. Additionally, upon a significant valuation event, securities can be valued at fair value by the Adviser, under procedures reviewed by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

REPURCHASE AGREEMENTS

  Repurchase agreements collateralized by obligations of the U.S. government or its agencies may be purchased from primary government securities dealers or the custodian bank, subject to the seller's agreement to repurchase them at an agreed upon date and price. Each Fund will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Fund's custodian. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

  Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued and delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

DIVIDENDS TO SHAREHOLDERS

  Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

FEDERAL TAXES

  No provision is made for Federal taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to the stockholders, which will be sufficient to relieve each Fund from all or substantially all Federal income and excise taxes.

MANAGEMENT ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER

  Investment transactions are accounted for on the trade date, interest income is recorded on the accrual basis, amortization and accretion is recognized based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

B. Shay Assets Management, Inc. (SAMI) serves the Trust as investment adviser (the "Adviser"). The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. (SISI), which is controlled by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of Shay Financial Services, Inc.

  As compensation for investment advisory services, the Fund pays an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

  The investment advisory fee rate for the Money Market Fund is .15% of the first $500 million, .125% of the next $500 million, and .10% of such net assets in excess of $1 bil-

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

lion. The Adviser is currently voluntarily waiving its entire fee. As of October 31, 2004, the assets for the Fund include a waived investment advisory fee receivable in the amount of $6,953.

  The investment advisory fee rate for the Adjustable Rate Mortgage (ARM) Fund is .45% of the first $3 billion, .35% of the next $2 billion, and .25% of such net assets in excess of $5 billion. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of average daily net assets. As of October 31, 2004, the assets for the Fund include a waived investment advisory fee receivable in the amount of $498,378.

  The investment advisory fee rate for the Ultra Short Fund is .45% of the average daily net assets. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of average daily net assets. As of October 31, 2004, the assets for the Fund include a waived investment advisory fee receivable in the amount of $50,622.

  The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is .25% of the first $500 million, .175% of the next $500 million, .125% of the next $500 million, and .10% of such net asset in excess of $1.5 billion.

  The investment advisory fee rate for the Intermediate Mortgage Fund is .35% of the first $500 million, .275% of the next $500 million, .20% of the next $500 million, and .10% of such net assets in excess of $1.5 billion. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of average daily net assets. As of October 31, 2004, the assets for the Fund include a waived investment advisory fee receivable in the amount of $25,249.

  The Adviser has agreed to reduce or waive (but not below zero) its advisory fees charged to the Money Market Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, to the extent that the daily ratio of operating expenses to average daily net assets of each Fund exceeds .75%.

  Shay Financial Services, Inc. (SFSI) serves the Trust as distributor (the "Distributor"). The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of Shay Financial Services, Inc.

  As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each fund as follows:

  The distribution fee rate for each of the Money Market Fund Class I Shares and Short U.S. Government Fund is based upon an annual percentage of the combined average daily net assets of both funds and is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $1 billion, and .075% of such combined net assets in excess of $2 billion. For the fiscal year ended October 31, 2004, the Distributor voluntarily waived its entire 12b-1 fee for the Class I Shares of the Money Market Fund. The Money Market distribution fee waiver amounted to $54,146 for Class I Shares for the year ended October 31, 2004. Effective November 1, 2004, the Distributor is waiving a portion of its fee so that the Money Market Fund Class I Shares pays .05% of average daily net assets. The assets for the Money Market Fund include a waived distribution fee receivable in the amount of $4,472 for the Money Market Fund Class I Shares as of October 31, 2004.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

  The distribution fee rate for the Money Market Class D Shares is .60% of average daily net assets. The Distributor is currently voluntarily waiving a portion of the 12b-1 fees so that Total Fund Operating Expenses do not exceed 0.75% of average daily net assets. The Money Market distribution fee waiver amounted to $20,521 for Class D Shares for the year ended October 31, 2004. The assets for the Money Market Fund include a waived distribution fee receivable in the amount of $1,654 for the Money Market Fund Class D Shares as of October 31, 2004.

  The distribution fee rate for each of the Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund, computed separately, is .25% of average daily net assets. The Distributor is currently voluntarily waiving a portion of its fee so that the Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund each pay ..15% of average daily net assets. The assets for the Funds include a waived distribution fee receivable in the amount of $284,195 and $25,311, respectively, as of October 31, 2004.

  The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and .075% of such net assets in excess of $1.5 billion.

  BISYS Fund Services Ohio, Inc. ("BISYS, Ohio"), serves the Trust as administrator (the "Administrator"), fund accountant and transfer agent (the "Transfer Agent"). BISYS, Ohio is a subsidiary of The BISYS Group, Inc. The fee rate for BISYS, Ohio's services for each of the Funds, computed separately, is as follows: .03% of the first $1 billion, .02% of the next $1 billion, and .01% of such net assets in excess of $2 billion, with a minimum annual fee of $393,200 for the Trust. BISYS, Ohio also receives a $15.00 per account per fund annual processing fee.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

C. Transactions in shares of the Trust for the periods ended October 31, 2004 and October 31, 2003, were as follows:
--------------------------------------------------------------------------------

                                                                         MONEY MARKET FUND
                                                                ------------------------------------
                                                                   YEAR ENDED          YEAR ENDED
                                                                OCTOBER 31, 2004    OCTOBER 31, 2003
----------------------------------------------------------------------------------------------------
Share transactions Class I:
  Sale of shares............................................       212,174,352         303,435,935
  Shares issued to stockholders in reinvestment dividends...           337,606             321,764
  Shares repurchased........................................      (221,365,484)       (293,591,768)
                                                                  ------------        ------------
  Net increase (decrease)...................................        (8,853,526)         10,165,931
  Shares outstanding
     Beginning of period....................................        40,747,839          30,581,908
                                                                  ------------        ------------
     End of period..........................................        31,894,313          40,747,839
                                                                  ============        ============
Share transactions Class D:
  Sale of shares............................................       385,481,528         228,413,673
  Shares issued to stockholders in reinvestment dividends...            47,207              42,261
  Shares repurchased........................................      (389,965,369)       (219,969,777)
                                                                  ------------        ------------
  Net increase..............................................        (4,436,634)          8,486,157
  Shares outstanding
     Beginning of period....................................        23,525,696          15,039,539
                                                                  ------------        ------------
     End of period..........................................        19,089,062          23,525,696
                                                                  ============        ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               ADJUSTABLE RATE                         ULTRA SHORT
                                             MORTGAGE (ARM) FUND                           FUND
                                     --------------------------------------------------------------------------
                                        YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                     OCTOBER 31, 2004   OCTOBER 31, 2003   OCTOBER 31, 2004   OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares...................     227,675,417        494,903,553        18,676,184          20,377,204
  Shares issued to stockholders in
     reinvestment of dividends.....       5,149,608          6,486,942           324,470             349,592
  Shares repurchased...............    (360,583,381)      (376,937,871)      (14,857,663)        (24,210,819)
                                       ------------       ------------       -----------         -----------
  Net increase (decrease)..........    (127,758,356)       124,452,624         4,142,991          (3,484,023)
  Shares outstanding
     Beginning of period...........     465,065,263        340,612,639        25,363,254          28,847,277
                                       ------------       ------------       -----------         -----------
     End of period.................     337,306,907        465,065,263        29,506,245          25,363,254
                                       ============       ============       ===========         ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                                                  SHORT U.S.                       INTERMEDIATE MORTGAGE
                                                GOVERNMENT FUND                            FUND
                                      -------------------------------------------------------------------------
                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                      OCTOBER 31, 2004   OCTOBER 31, 2003   OCTOBER 31, 2004   OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares....................      3,507,202         17,098,986            678,786         34,781,632
  Shares issued to stockholders in
     reinvestment of dividends......        269,378            300,342            442,694            459,440
  Shares repurchased................    (11,118,104)       (10,660,144)        (6,108,666)       (23,684,181)
                                        -----------        -----------        -----------        -----------
  Net increase (decrease)...........     (7,341,524)         6,739,184         (4,987,186)        11,556,891
  Shares outstanding
     Beginning of period............     21,782,871         15,043,687         36,145,665         24,588,774
                                        -----------        -----------        -----------        -----------
     End of period..................     14,441,347         21,782,871         31,158,479         36,145,665
                                        ===========        ===========        ===========        ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        U.S. GOVERNMENT
                                                                         MORTGAGE FUND
                                                              -----------------------------------
                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2004   OCTOBER 31, 2003
-------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares............................................      1,395,535         22,398,837
  Shares issued to stockholders in reinvestment of
     dividends..............................................        484,542            375,997
  Shares repurchased........................................     (5,487,343)       (12,146,643)
                                                                -----------        -----------
  Net increase (decrease)...................................     (3,607,266)        10,628,191
  Shares outstanding
     Beginning of period....................................     19,367,358          8,739,167
                                                                -----------        -----------
     End of period..........................................     15,760,092         19,367,358
                                                                ===========        ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

D. At October 31, 2004, Net Assets consisted of the following:
--------------------------------------------------------------------------------

                                      ADJUSTABLE RATE                   SHORT U.S.                    U.S. GOVERNMENT
                       MONEY MARKET      MORTGAGE       ULTRA SHORT     GOVERNMENT    INTERMEDIATE       MORTGAGE
                           FUND         (ARM) FUND          FUND           FUND       MORTGAGE FUND        FUND
---------------------------------------------------------------------------------------------------------------------
Capital..............  $50,986,576    $3,369,092,872    $294,935,404   $154,796,447   $303,748,379     $170,294,320
Accumulated net
  investment
  income/(loss)......           --        (1,090,971)         10,408         (8,832)        (2,974)         (16,427)
Accumulated net
  realized
  gain/(loss)........      (14,744)      (69,092,890)     (4,851,996)    (1,981,464)    (8,434,705)      (8,053,221)
Net unrealized
  appreciation/
  (depreciation) of
  investments........           --        18,115,372       1,254,697        445,937      2,997,340        4,643,283
                       -----------    --------------    ------------   ------------   ------------     ------------
                       $50,971,832    $3,317,024,383    $291,348,513   $153,252,088   $298,308,040     $166,867,955
                       ===========    ==============    ============   ============   ============     ============

--------------------------------------------------------------------------------

E. At October 31, 2004, liabilities for the Funds included:
--------------------------------------------------------------------------------

                                       ADJUSTABLE RATE                   SHORT U.S.    INTERMEDIATE    U.S. GOVERNMENT
                       MONEY MARKET       MORTGAGE        ULTRA SHORT    GOVERNMENT      MORTGAGE         MORTGAGE
                           FUND          (ARM) FUND          FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------------
Investment advisory
  fee payable........         --             710,498          63,277        32,495          63,122           35,314
Administration fee
  payable............        250              10,334           1,442           754           1,467              820
Distribution fee
  payable............      8,271             426,303          37,967        19,497          37,874           21,188
Distributions
  payable............     65,471           7,357,564         715,446       419,431         989,520          667,257
Securities Purchased
  Payables...........         --                  --              --            --              --        9,935,069
Other liabilities....     10,964             345,729          37,493        24,625          38,665           24,387

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

F. In June 2004, the Financial Accounting Standards Board's Emerging Issues Task Force issued EITF 03-01, 'The Meaning of Other-Than-Temporary Impairment and Its application to Certain Investments'. The EITF contains guidance on the determination of whether an investment is considered impaired and the appropriate recording of any impairment loss. On September 30, 2004, the FASB delayed the effective date of EITF 03-01 and extended the comment period for certain aspects of the guidance. Although the EITF is not expected to have a significant impact on the Funds' financial statements, the guidance as issued could affect the Funds' Shareholders' financial reporting of investments in each of the AMF Funds. At this time, it is unclear how this may impact a Shareholder's decisions surrounding investments in these Funds.

G. FEDERAL INCOME TAX INFORMATION:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax characteristics of distributions paid to shareholders during the fiscal years ended October 31, 2004 and 2003 were as follows:
--------------------------------------------------------------------------------

                                                         DISTRIBUTIONS                          TOTAL
                                                           PAID FROM       TOTAL TAXABLE    DISTRIBUTIONS
2004                                                    ORDINARY INCOME    DISTRIBUTIONS        PAID*
---------------------------------------------------------------------------------------------------------
Money Market Fund.....................................   $    459,677      $    459,677     $    459,677
ARM Fund..............................................     88,027,977        88,027,977       88,027,977
Ultra Short Fund......................................      6,224,669         6,224,669        6,224,669
Short U.S. Government Fund............................      5,102,598         5,102,598        5,102,598
Intermediate Mortgage Fund............................     10,023,237        10,023,237       10,023,237
U.S. Government Mortgage Fund.........................      7,396,992         7,396,992        7,396,992

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         DISTRIBUTIONS                          TOTAL
                                                           PAID FROM       TOTAL TAXABLE    DISTRIBUTIONS
2003                                                    ORDINARY INCOME    DISTRIBUTIONS        PAID*
---------------------------------------------------------------------------------------------------------
Money Market Fund.....................................   $    436,473      $    436,473     $    436,473
ARM Fund..............................................    100,691,032       100,691,032      100,691,032
Ultra Short Fund......................................      6,161,647         6,161,647        6,161,647
Short U.S. Government Fund............................      5,829,192         5,829,192        5,829,192
Intermediate Mortgage Fund............................     10,619,213        10,619,213       10,619,213
U.S. Government Mortgage Fund.........................      6,375,143         6,375,143        6,375,143

--------------------------------------------------------------------------------
* Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

As of October 31, 2004 the components of accumulated earnings/(deficit) on a tax basis was as follows:
--------------------------------------------------------------------------------

                                                                                                                        TOTAL
                             UNDISTRIBUTED                                     ACCUMULATED         UNREALIZED        ACCUMULATED
                               ORDINARY       ACCUMULATED    DISTRIBUTIONS     CAPITAL AND        APPRECIATION/       EARNINGS/
                                INCOME         EARNINGS         PAYABLE       OTHER LOSSES**    (DEPRECIATION)***      DEFICIT)
---------------------------------------------------------------------------------------------------------------------------------
Money Market Fund..........   $   65,471      $   65,471      $   (65,471)     $    (14,744)                --       $    (14,744)
ARM Fund...................    6,266,593       6,266,593       (7,357,564)      (69,092,890)        18,115,372        (52,068,489)
Ultra Short Fund...........      725,855         725,855         (715,446)       (4,807,712)         1,210,412         (3,586,891)
Short U.S. Government
  Fund.....................      410,599         410,599         (419,431)       (1,966,497)           430,970         (1,544,359)
Intermediate Mortgage
  Fund.....................      986,545         986,545         (989,520)       (8,434,704)         2,997,340         (5,440,339)
U.S. Government Mortgage
  Fund.....................      650,831         650,831         (667,257)       (7,916,501)         4,506,562         (3,426,365)

--------------------------------------------------------------------------------
** For tax purposes at October 31, 2004, the following Funds had capital loss carryforwards. All losses are available to offset future realized capital gains, if any.

FUND                                                            AMOUNT      EXPIRES
-----------------------------------------------------------------------------------
Money Market Fund...........................................  $    14,744    2008
ARM Fund....................................................    1,301,928    2006
ARM Fund....................................................    4,959,047    2007
ARM Fund....................................................    1,824,665    2008
ARM Fund....................................................    2,995,058    2010
ARM Fund....................................................   33,378,700    2011
ARM Fund....................................................   24,633,492    2012
Ultra Short Fund............................................    1,342,312    2010
Ultra Short Fund............................................    1,849,300    2011
Ultra Short Fund............................................    1,616,100    2012
Short U.S. Government Fund..................................      642,561    2007
Short U.S. Government Fund..................................    1,193,651    2008
Short U.S. Government Fund..................................      130,285    2011
Intermediate Mortgage Fund..................................      817,175    2007
Intermediate Mortgage Fund..................................    2,029,049    2008
Intermediate Mortgage Fund..................................      312,894    2010
Intermediate Mortgage Fund..................................    3,013,622    2011
Intermediate Mortgage Fund..................................    2,261,964    2012
U.S. Government Mortgage Fund...............................      124,825    2005
U.S. Government Mortgage Fund...............................      802,809    2007
U.S. Government Mortgage Fund...............................    2,276,740    2008
U.S. Government Mortgage Fund...............................      181,530    2010
U.S. Government Mortgage Fund...............................    1,808,782    2011
U.S. Government Mortgage Fund...............................    2,721,815    2012

--------------------------------------------------------------------------------
***The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

H. For the year ended October 31, 2004, purchases and proceeds from sales/maturities of securities, other than short-term investments, were as follows:
--------------------------------------------------------------------------------

                         ADJUSTABLE RATE                     SHORT U.S.
                         MORTGAGE (ARM)     ULTRA SHORT      GOVERNMENT     INTERMEDIATE     U.S. GOVERNMENT
                              FUND              FUND            FUND        MORTGAGE FUND     MORTGAGE FUND
------------------------------------------------------------------------------------------------------------
Purchases..............  $1,773,144,335     $367,916,859    $270,266,429    $436,800,952      $293,061,348
                         ==============     ============    ============    ============      ============
Sales and Maturities...  $2,898,365,566     $317,600,094    $340,071,959    $452,001,463      $290,294,404
                         ==============     ============    ============    ============      ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of the Asset Management Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Adjustable Rate Mortgage (ARM) Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund (collectively referred to as the "Funds") at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 27, 2004

--------------------------------------------------------------------------------

                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

                 TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                                                                 NUMBER OF
                                 POSITION(S) HELD WITH                                         PORTFOLIOS IN           OTHER
                                 TRUST, LENGTH OF TIME          PRINCIPAL OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS AND AGE      SERVED AND TERM OF OFFICE          DURING PAST 5 YEARS            OVERSEEN              HELD
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Richard M. Amis                Trustee since 1997.         President, First Federal Community        6         First Financial Trust
630 Clarksville Street         Indefinite Term of Office   Bank since 1984; Director, First                           Company
Paris, TX 75460                                            Financial Trust Company since 1993
Age: 54
Arthur G. De Russo             Trustee since 1993.         Retired; Chief Executive Officer,         6                 None
5397 S.E. Major Way            Indefinite Term of Office   Eastern Financial Federal Credit
Stuart, FL 34997                                           Union Trust Co., Inc. from 1968 to
Age: 83                                                    1992
David F. Holland               Trustee since 1993 and      Chairman of the Board, Chief              6          New England College
17 New England Executive Park  from 1988 to 1989.          Executive Officer and President of                       of Finance
Burlington, MA 01803           Indefinite Term of Office   BostonFed Bancorp Inc. since 1995
Age: 63
Gerald J. Levy                 Vice Chairman of the Board  Chairman and Director, Guaranty           6             FISERV, Inc.;
4000 W. Brown Deer Road        and Trustee since 1982.     Bank, F.S.B. since 1984                               Republic Mortgage
Milwaukee, WI 53209            Indefinite Term of Office                                                         Insurance Company
Age: 72
William A. McKenna, Jr.        Trustee since 2002.         Retired; Chairman and Chief               7         Asset Management Fund
71-02 Forest Avenue            Indefinite Term of Office   Executive Officer Ridgewood                           Large Cap Equity
Ridgewood, NY 11385                                        Savings Bank from 1992 to 2003                       Institutional Fund,
Age: 68                                                                                                        Inc.; RSI Retirement
                                                                                                                Trust; St. Joseph's
                                                                                                                   College; St.
                                                                                                                Vincent's Services;
                                                                                                               Boys Hope Girls Hope;
                                                                                                                 Calvary Hospital
                                                                                                                 Fund; Retirement
                                                                                                                System Group, Inc.
INTERESTED TRUSTEES(1)
Rodger D. Shay(2)              Chairman of the Board       Chairman and Director of Shay             6           Horizon Bank, FSB
1000 Brickell Avenue           since 1993 and Trustee      Assets Management, Inc. since 1997
Miami, FL 33131                from 1985 to 1990.
Age: 68                        Indefinite Term of Office
Rodger D. Shay, Jr.(2)         Trustee since 2002.         President and Chief Executive             6           Family Financial
1000 Brickell Avenue           Indefinite Term of Office   Officer of Shay Financial                           Holdings, LLC; First
Miami, FL 33131                                            Services, Inc. since 1997                            Financial Bank and
Age: 45                                                                                                                Trust

---------------

(1) A trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

(2) Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Sr., Chairman of the Board of Trustees and Trustee.

--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

           TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND (CONTINUED)

                                                                                                 NUMBER OF
                                 POSITION(S) HELD WITH                                         PORTFOLIOS IN           OTHER
                                 TRUST, LENGTH OF TIME          PRINCIPAL OCCUPATION(S)        FUND COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS AND AGE      SERVED AND TERM OF OFFICE          DURING PAST 5 YEARS            OVERSEEN              HELD
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Edward E. Sammons, Jr.         President since 1998. Term  President of Shay Assets                  6                 None
230 West Monroe Street         of Office Expires 2005      Management, Inc. since 1997
Chicago, IL 60606
Age: 65
Robert T. Podraza              Vice President and          Vice President and Chief                  6                 None
1000 Brickell Avenue           Assistant Treasurer since   Compliance Officer of Shay
Miami, FL 33131                1998. Term of Office        Financial Services, Inc. since
Age: 60                        Expires 2005                1990 and 1997, respectively
Trent M. Statczar              Treasurer since 2002. Term  Financial Services Vice President         7                 None
3435 Stelzer Road              of Office Expires 2005      since 2003 and prior thereto
Columbus, OH 43219                                         Director and Financial Services
Age: 33                                                    Manager, BISYS Investment Services
                                                           Ohio, Inc.
Daniel K. Ellenwood            Secretary since 1998. Term  Chief Compliance Officer since            6                 None
230 West Monroe Street         of Office Expires 2005      2004 and prior thereto
Chicago, IL 60606                                          Operations/Compliance Officer,
Age: 35                                                    Shay Assets Management, Inc.
Frederick J. Schmidt           Chief Compliance Officer    Senior Vice President and Chief           7                 None
90 Park Avenue 10th Floor      since 2004. Term of Office  Compliance Officer, BISYS Fund
New York, NY 10016             Expires 2005                Services since 2004; President,
Age: 45                                                    FJS Associates from 2002 to 2004.
Christine A. Cwik              Assistant Secretary since   Executive Secretary, Shay Assets          6                 None
230 West Monroe Street         1999. Term of Office        Management, Inc. since 1999
Chicago, IL 60606              Expires 2005
Age: 55
Alaina V. Metz                 Assistant Secretary since   Vice President since 2002 and             7                 None
3435 Stelzer Road              1999 and Assistant          prior thereto Chief Administrative
Columbus, OH 43219             Treasurer since 2002. Term  Officer, BISYS Fund Services Ohio,
Age: 37                        of Office Expires 2005      Inc.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (UNAUDITED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

A. SECURITY ALLOCATION:

MONEY MARKET FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Agency Obligations..........................................       68.5%
Repurchase Agreements.......................................       31.6%
                                                                  -----
Total.......................................................      100.1%
                                                                  =====

--------------------------------------------------------------------------------

ARM FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       78.7%
Fixed Rate Mortgage-Related Securities......................       13.9%
Repurchase Agreements.......................................        6.6%
U.S. Treasury Obligations...................................        0.6%
                                                                  -----
Total.......................................................       99.8%
                                                                  =====

--------------------------------------------------------------------------------

ULTRA SHORT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       84.1%
Fixed Rate Mortgage-Related Securities......................       13.9%
U.S. Treasury Obligations...................................        1.0%
Repurchase Agreements.......................................        0.8%
                                                                  -----
Total.......................................................       99.8%
                                                                  =====

--------------------------------------------------------------------------------

SHORT U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       44.1%
Adjustable Rate Mortgage-Related Securities.................       36.6%
U.S. Treasury Obligations...................................       15.1%
Repurchase Agreements.......................................        3.7%
                                                                  -----
Total.......................................................       99.5%
                                                                  =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

INTERMEDIATE MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       68.5%
Adjustable Rate Mortgage-Related Securities.................       22.2%
U.S. Treasury Obligations...................................        4.4%
Repurchase Agreements.......................................        4.2%
Agency Obligations..........................................        0.7%
                                                                  -----
Total.......................................................      100.0%
                                                                  =====

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       91.7%
U.S. Treasury Obligations...................................       11.0%
Agency Obligations..........................................        2.0%
Repurchase Agreements.......................................        1.2%
                                                                  -----
Total.......................................................      105.9%
                                                                  =====

--------------------------------------------------------------------------------

B. EXPENSE COMPARISON:

EXPENSE COMPARISON:

  As a shareholder of Asset Management Fund you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Asset Management Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period from May 1, 2004 through October 31, 2004.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

ACTUAL EXPENSES

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------

                                        BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                      ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                         5/1/04          10/31/04      5/1/04 - 10/31/04   5/1/04 - 10/31/04
------------------------------------------------------------------------------------------------------------
Money Market Fund.........  Class I     $1,000.00       $1,003.50            $0.60               0.12%
                            Class D      1,000.00        1,006.00             3.13               0.62%
ARM Fund..................               1,000.00        1,008.90             2.22               0.44%
Ultra Short Fund..........               1,000.00        1,008.20             2.37               0.47%
Short U.S. Government
  Fund....................               1,000.00        1,014.80             2.38               0.47%
Intermediate Mortgage
  Fund....................               1,000.00        1,024.30             2.34               0.46%
U.S. Government Mortgage
  Fund....................               1,000.00        1,039.00             2.41               0.47%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
OCTOBER 31, 2004

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

                                        BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                      ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                         5/1/04          10/31/04      5/1/04 - 10/31/04   5/1/04 - 10/31/04
------------------------------------------------------------------------------------------------------------
Money Market Fund.........  Class I     $1,000.00       $1,024.53            $0.61               0.12%
                            Class D      1,000.00        1,022.02             3.15               0.62%
ARM Fund..................               1,000.00        1,022.92             2.24               0.44%
Ultra Short Fund..........               1,000.00        1,022.77             2.39               0.47%
Short U.S. Government
  Fund....................               1,000.00        1,022.77             2.39               0.47%
Intermediate Mortgage
  Fund....................               1,000.00        1,022.82             2.34               0.46%
U.S. Government Mortgage
  Fund....................               1,000.00        1,022.77             2.39               0.47%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

C. OTHER INFORMATION:

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

  Beginning with the fiscal quarter ended July 31, 2004, a complete schedule of each Fund's portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 800-527-3713.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
For general information about any of the Portfolios offered by Asset Management Fund including fees and expenses, please send for a prospectus and read it carefully before you invest.

SHAY FINANCIAL SERVICES, INC.
230 West Monroe Street/Chicago, IL 60606
800-527-3713

1000 Brickell Avenue/Miami, FL 33131
800-327-6190

83 East Avenue/Norwalk, CT 06851
800-456-8232

8500 Freeport Parkway South/ Irving, TX 75063
800-442-9825

4001 Stonewood Drive/Wexford, PA 15090
800-224-5177

350 Springfield Avenue/Summit, NJ 07091
800-553-6159

1035 Market Tower/Indianapolis, IN 46204
800-879-9958

--------------------------------------------------------------------------------
ACCOUNT INFORMATION
--------------------------------------------------------------------------------
To obtain performance data and other account information, call toll free 800-527-3713.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, IL 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, IL 60606

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
The Bank of New York
100 Church Street, 10th Fl.
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Broad Street, Suite 2100
Columbus, OH 43215

                                   [AMF LOGO]

                             ASSET MANAGEMENT FUND
                             230 West Monroe Street
                               Chicago, IL 60606

                                   [AMF LOGO]
                             ASSET MANAGEMENT FUND

                                  MANAGED BY:
                          SHAY ASSETS MANAGEMENT, INC.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2005

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                     PERCENTAGE
                                                       OF NET                 PRINCIPAL
                                                       ASSETS     MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS.................................     58.1%
     Fannie Mae -- Discount Note*
       2.68%                                                       5/4/05    $ 8,000,000   $ 7,998,213
     Federal Home Loan Bank -- Discount Note*
       2.65%                                                       5/4/05      3,000,000     2,999,338
       2.73%                                                      5/12/05      8,000,000     7,993,326
       2.81%                                                      6/23/05      4,000,000     3,983,452
       2.81%                                                      6/30/05      4,000,000     3,981,267
                                                                                           -----------
                                                                                            18,957,383
                                                                                           -----------
  TOTAL AGENCY OBLIGATIONS
     (Cost $26,955,596)                                                                     26,955,596
                                                                                           -----------
REPURCHASE AGREEMENTS..............................     42.1%
  Citigroup, 2.92%,
     (Agreement dated on 4/29/05 to be repurchased
     at $19,537,753 on 5/02/05. Collateralized by
     various U.S. Government Securities,
     3.87%-7.5%, with a value of $19,923,660, due
     2/1/14-5/1/35)                                                           19,533,000    19,533,000
                                                                                           -----------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $19,533,000)                                                                     19,533,000
                                                                                           -----------
TOTAL INVESTMENTS..................................    100.2%                               46,488,596
  (Cost $46,488,596) (a)
LIABILITIES IN EXCESS OF OTHER ASSETS..............     (0.2%)                                 (84,781)
                                                                                           -----------
Net Assets applicable to 46,415,765 Shares of
  Common Stock issued and outstanding..............    100.0%                              $46,403,815
                                                                                           ===========
Net Asset Value, Class I, offering and redemption
  price per share ($30,760,707 / 30,772,227)                                                     $1.00
                                                                                           ===========
Net Asset Value, Class D, offering and redemption
  price per share ($15,643,108 / 15,643,538)                                                     $1.00
                                                                                           ===========

--------------------------------------------------------------------------------
(a) Cost for federal income tax purposes is the same.

 *  Effective yield at purchase.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES*..............................     76.0%
  1 Yr. Constant Maturity Treasury Based
     ARMS
     Bear Stearns Adjustable Rate Mortgage
       Trust
       4.50%                                               3/25/31         $ 10,525,776   $   10,709,977
     CS First Boston Mortgage Securities
       Corp.
       6.30%                                              11/25/31            4,344,296        4,393,170
       5.30%                                               6/25/32            5,603,159        5,669,697
     Fannie Mae
       4.59%                                                7/1/28           13,918,009       14,424,861
       4.45%                                                1/1/29           14,054,805       14,474,861
       4.18%                                                8/1/29           11,555,816       11,895,222
       4.54%                                                3/1/30            6,386,094        6,539,967
       4.40%                                                6/1/30           12,222,546       12,638,552
       4.44%                                                9/1/30            6,810,322        7,019,120
       4.58%                                                5/1/33           15,242,726       15,632,848
       4.30%                                               5/25/42           27,845,780       28,541,924
     Fannie Mae Grantor Trust
       4.31%                                               5/25/42           15,164,959       15,496,692
     Fannie Mae Whole Loan
       4.33%                                               8/25/42           13,261,410       13,655,108
     Fifth Third Mortgage Loan Trust
       3.33%                                              11/19/32           24,672,535       24,757,347
     Freddie Mac
       4.19%                                               10/1/22            5,090,127        5,184,300
       5.49%                                                8/1/24            6,516,153        6,747,815
       4.18%                                                9/1/27            6,033,949        6,194,012
       4.10%                                               12/1/27            8,894,020        9,161,712
       4.12%                                               12/1/27            8,342,892        8,578,412
       4.18%                                                9/1/28           44,170,936       45,440,850
       4.17%                                                9/1/30            5,923,286        6,097,324
       4.19%                                                7/1/31           29,685,926       30,503,150
     Structured Asset Mortgage Investments
       4.56%                                               3/25/32            8,577,236        8,708,575
     Washington Mutual
       3.42%                                               4/25/44           48,489,878       48,823,245
                                                                                          --------------
                                                                                             361,288,741
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
  6 Mo. Certificate of Deposit Based ARMS
     Fannie Mae
       3.52%                                                6/1/21         $  6,149,522   $    6,189,592
       3.98%                                               12/1/24            8,688,446        8,850,712
     Freddie Mac
       3.95%                                                1/1/26            2,967,793        3,012,488
                                                                                          --------------
                                                                                              18,052,792
                                                                                          --------------
  6 Mo. London Interbank Offering Rate
     (LIBOR) Based ARMS
     Bear Stearns Adjustable Rate Mortgage
       Trust
       5.26%                                               3/25/31            1,784,645        1,795,799
     DLJ Mortgage Acceptance Corp.
       4.55%                                               4/25/24              282,338          282,338
     Fannie Mae
       4.18%                                                9/1/27           43,359,308       44,073,653
       3.50%                                               12/1/27           25,511,398       26,101,069
       3.88%                                                3/1/28           56,928,221       58,315,050
       4.00%                                                3/1/28           48,207,583       49,306,668
       4.43%                                                4/1/28           17,544,448       18,035,447
       3.67%                                                6/1/28           31,161,984       31,777,963
       4.05%                                                6/1/28            5,853,522        6,042,205
       3.71%                                                7/1/28           10,329,325       10,502,755
       3.94%                                                8/1/28           14,976,614       15,336,757
       4.04%                                                9/1/28            9,191,887        9,334,224
       4.23%                                                9/1/28            3,051,883        3,128,451
       4.32%                                               11/1/32            8,550,564        8,714,008
       3.70%                                               12/1/32            8,050,771        8,301,979
       4.02%                                                3/1/33           15,941,213       16,320,519
       4.18%                                                9/1/33           23,081,755       23,616,028
       4.19%                                                9/1/33           13,873,166       14,142,195
       4.19%                                               11/1/33           26,866,018       27,602,738
       5.12%                                               11/1/33           30,017,385       30,788,471
     Freddie Mac
       4.59%                                                9/1/30           13,346,440       13,842,968
     Master Adjustable Rate Mortgage Trust
       4.12%                                               1/25/34           18,910,950       19,129,608
     MLCC Mortgage Investors, Inc.
       4.43%                                              10/25/28           76,710,333       78,771,923
       4.64%                                               5/25/29           48,915,441       50,275,902

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
     Structured Asset Mortgage Investments,
       Inc.
       4.57%                                               7/19/32         $ 24,095,553   $   24,637,703
       4.17%                                              12/19/33           66,429,972       68,173,758
       4.53%                                              10/19/33           51,727,476       53,020,663
       4.49%                                              11/19/33           33,333,964       34,250,648
     Structured Asset Securities Corp.
       4.00%                                               5/25/32           26,450,949       26,839,447
       4.98%                                              11/25/32           29,305,405       30,212,041
       4.85%                                              12/25/32           25,500,384       26,297,270
       4.81%                                               2/25/33           48,434,077       50,023,320
       4.72%                                               3/25/33           23,335,631       24,035,700
       5.33%                                               5/25/33           58,750,357       60,751,541
       4.65%                                               9/25/33           63,422,138       65,166,247
                                                                                          --------------
                                                                                           1,028,947,056
                                                                                          --------------
  Cost of Funds Index Based ARMS
     Fannie Mae
       3.37%                                               11/1/32           15,709,653       15,798,161
       3.43%                                                8/1/33           32,287,419       32,524,764
       3.60%                                               11/1/36           41,549,170       41,862,451
       3.56%                                                6/1/38           26,408,152       26,581,522
                                                                                          --------------
                                                                                             116,766,898
                                                                                          --------------
HYBRID ARMS
     Bank of America Mortgage Securities
       5.30%                                               6/20/31            4,457,549        4,542,521
       5.09%                                               7/20/32            2,970,415        3,017,756
       4.81%                                               5/25/35           55,000,000       55,257,812
     Bear Stearns Adjustable Rate Mortgage
       Trust
       3.74%                                              11/25/34           32,549,233       32,437,345
     Fannie Mae
       3.83%                                               12/1/37           38,921,500       39,293,940
     GSR Mortgage Loan Trust
       4.74%                                              10/25/33           12,041,645       12,075,512
       4.74%                                               5/25/34           47,726,269       47,800,842
       3.93%                                               8/25/34           44,352,000       43,756,020
       3.55%                                              12/25/34           34,490,880       34,350,761
     JP Morgan Mortgage Trust
       3.50%                                               5/25/34           29,440,513       29,136,907
     Master Adjustable Rate Mortgages Trust
       5.41%                                              10/25/32            7,877,654        7,917,043

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
     Merrill Lynch Mortgage Investors Inc.
       4.51%                                               2/25/35         $ 23,951,931   $   23,959,416
     Structured Adjustable Rate Mortgage
       Loan Trust
       4.74%(a)                                            7/25/34           40,810,868       40,810,868
       5.04%                                               9/25/34           25,267,584       25,504,468
     Structured Asset Securities Corp
       4.23%(a)                                            9/25/33           21,712,056       21,678,131
     Washington Mutual
       4.85%                                               5/25/35           50,000,000       50,203,125
     Wells Fargo Mortgage Backed Securities
       Trust
       4.63%                                              10/25/33           15,233,139       15,242,660
       4.63%                                              10/25/33           41,511,032       41,575,893
       4.52%                                              11/25/33           40,352,911       40,378,132
       4.72%                                               1/25/34           19,638,071       19,681,029
       4.75%                                               6/25/34           19,062,380       19,151,735
       4.81%                                               7/25/34           24,341,356       24,386,996
       4.11%TBA                                            6/25/35           50,000,000       49,937,500
                                                                                          --------------
                                                                                             682,096,412
                                                                                          --------------
MONTHLY London Interbank Offering Rate
  (LIBOR) Collateralized Mortgage
  Obligations
     Fannie Mae
       4.00%                                                9/1/28           19,132,021       19,464,823
       3.37%                                               9/18/31           11,154,338       11,181,476
       4.20%                                                2/1/33           28,224,177       29,151,002
       3.95%                                                7/1/33            4,844,662        4,959,529
       4.03%                                                9/1/33           13,608,417       13,967,978
     GSR Mortgage Loan Trust
       3.37%                                               3/25/32            7,019,785        7,011,390
     MLCC Mortgage Investors, Inc.
       3.33%                                               9/15/21            7,668,964        7,685,740
                                                                                          --------------
                                                                                              93,421,938
                                                                                          --------------
TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
  SECURITIES*
  (Cost $2,289,328,981)                                                                    2,300,573,837
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES.....     17.6%
  Collateralized Mortgage Obligations
     Citicorp Mortgage Securities
       5.00%                                              10/25/33         $ 14,520,893   $   14,483,498
     Fannie Mae
       4.50%                                              12/25/18           50,518,214       50,659,534
       5.00%                                               5/25/27           38,175,108       38,456,955
     Freddie Mac
       3.50%                                              10/15/10           44,209,032       44,124,571
       5.00%                                               3/15/11              902,910          902,628
       5.00%                                               6/15/15           28,163,684       28,307,603
       5.00%                                               6/15/15           46,926,642       47,680,341
       4.00%                                               7/15/18           21,354,095       21,372,662
       5.00%                                              11/15/19           35,810,820       36,484,475
       5.00%                                              12/15/20           47,966,642       48,709,909
       5.00%                                               1/15/21           49,215,370       49,860,682
       4.00%                                               5/15/23           42,522,823       42,603,604
     Government National Mortgage
       Association
       4.00%                                               2/20/27           78,813,914       78,823,781
     Washington Mutual MSC Mortgage Pass
       Through
       5.00%                                               2/25/33           30,232,225       30,166,791
     Wells Fargo Mortgage Backed Securities
       Trust
       5.00%                                               2/25/33            1,315,655        1,313,146
                                                                                          --------------
TOTAL FIXED RATE MORTGAGE-RELATED
  SECURITIES
  (Cost $535,349,610)                                                                        533,950,180
                                                                                          --------------
U.S. TREASURY OBLIGATIONS..................      0.8%
     U.S. Treasury Notes
       3.38%                                               2/15/08           20,000,000       19,825,000
       4.00%                                              11/15/12            5,000,000        4,996,680
                                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $24,848,489)                                                                          24,821,680
                                                                                          --------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             PERCENTAGE
                                               OF NET                       PRINCIPAL
                                               ASSETS     MATURITY            AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
                                                                                          --------------
REPURCHASE AGREEMENTS......................      8.8%
  Citigroup, 2.92%, (Agreement dated
     4/29/05 to be repurchased at
     $206,187,160 on 5/2/05. Collateralized
     by various Adjustable Rate Mortgage
     U.S. Government Securities,
     3.13%-6.21%, with a value of
     $210,259,741, due 4/1/11-11/1/34)                                     $206,137,000   $  206,137,000
  Bear Stearns*, 2.97%, (Agreement dated
     4/29/05 to be repurchased at
     $60,093,867 on 5/2/05. Collateralized
     by various Adjustable Rate Mortgage
     U.S. Government Securities,
     3.21%-3.31%, with a value of
     $61,860,212, due 1/15/30-10/15/30)                                      60,000,000       60,000,000
                                                                                          --------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $266,137,000)                                                                     266,137,000
                                                                                          --------------
TOTAL INVESTMENTS
  (Cost $3,115,645,584)(b).................    103.2%                                      3,125,482,697
LIABILITIES IN EXCESS OF OTHER ASSETS......     (3.2%)                                       (95,477,447)
                                                                                          --------------
Net Assets applicable to 309,690,076 Shares
  of Common Stock issued and outstanding...    100.0%                                     $3,030,005,250
                                                                                          ==============
Net Asset Value, offering and redemption
  price per share
  ($3,030,005,250 / 309,690,076)                                                                   $9.78
                                                                                          ==============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at April 30, 2005.

(a) All or part of this security was used as collateral as of April 30, 2005.

(b) Cost for federal income tax purposes is the same.

TBA -- To be announced/when-issued security.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...      74.9%
  1 Yr. Constant Maturity Treasury Based ARMS
     Fannie Mae
       4.36%                                                      10/1/26    $ 2,378,202    $  2,462,047
       4.19%                                                      10/1/28      2,404,919       2,483,851
       4.50%                                                      12/1/30      7,353,537       7,636,193
       4.46%                                                       8/1/31      4,707,422       4,863,596
       4.31%                                                       7/1/33      8,604,239       8,881,820
     Freddie Mac
       4.12%                                                      11/1/28      2,813,189       2,905,341
       4.78%                                                       1/1/29      6,331,539       6,574,910
       4.11%                                                       9/1/30      1,957,482       2,017,821
       4.40%                                                       8/1/31     12,076,461      12,468,015
     Fund America Investors Corp.
       4.02%                                                      6/25/23      4,587,891       4,587,891
     Washington Mutual
       3.42%                                                      4/25/44      7,459,981       7,511,269
                                                                                            ------------
                                                                                              62,392,754
                                                                                            ------------
  6 Mo. Certificate of Deposit Based ARMS
     Fannie Mae
       3.50%                                                       4/1/20      6,479,073       6,524,938
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
  6 Mo. London Interbank Offering Rate (LIBOR)
     Based ARMS
     Fannie Mae
       3.68%                                                      12/1/26    $ 9,083,265    $  9,298,257
       3.71%                                                       7/1/28      5,669,995       5,765,194
       4.20%                                                       9/1/32      8,593,324       8,812,522
     MLCC Mortgage Investors, Inc.
       4.64%                                                      5/25/29     11,821,232      12,150,010
       4.11%                                                      7/25/29     12,585,374      12,935,403
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.44%                                                      8/25/34      4,780,782       4,945,121
     Structured Asset Securities Corp.
       4.77%                                                     11/25/32      4,671,375       4,815,896
       4.98%                                                     11/25/32      4,671,375       4,815,896
                                                                                            ------------
                                                                                              63,538,299
                                                                                            ------------
  Cost of Funds Index Based ARMS
     Regal Trust IV
       3.65%                                                      9/29/31      1,679,636       1,682,785
     Ryland Mortgage Securities Corp.
       4.02%                                                     10/25/23      1,233,666       1,233,666
                                                                                            ------------
                                                                                               2,916,451
                                                                                            ------------
  HYBRID ARMS
     GSR Mortgage Loan Trust
       4.74%                                                     10/25/33      2,429,465       2,436,298
       4.74%                                                      5/25/34      6,087,301       6,096,813
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.74%                                                      7/25/34      5,830,124       5,830,124
       5.04%                                                      9/25/34     12,633,792      12,752,234
     Wells Fargo Mortgage Backed Securities
       Trust
       4.90%                                                      5/25/34     13,172,588      13,201,403
       4.81%                                                      7/25/34      6,085,339       6,096,749
                                                                                            ------------
                                                                                              46,413,621
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
  MONTHLY London Interbank Offering Rate
     (LIBOR) Collateralized Mortgage
     Obligations
     Structured Asset Mortgage Investments
       4.18%                                                      2/19/35    $ 4,888,195    $  4,900,415
     Structured Asset Securities Corp.
       4.27%                                                      3/25/33      3,936,466       3,978,291
       4.37%                                                      5/25/33      4,991,351       5,070,901
       4.22%                                                     11/25/33      3,573,237       3,616,786
                                                                                            ------------
                                                                                              17,566,393
                                                                                            ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $198,676,275)                                                                     199,352,456
                                                                                            ------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........      15.3%
  Collateralized Mortgage Obligations
     Freddie Mac
       5.00%                                                      6/15/16      5,000,000       5,076,522
       4.50%                                                     12/15/20     11,527,688      11,623,062
       5.50%                                                      6/15/34      6,787,677       6,913,665
     GSR Mortgage Loan Trust
       4.50%                                                      4/25/33      5,102,643       5,061,347
     Morgan Stanley Mortgage Loan Trust
       4.75%                                                      8/25/34     12,157,000      12,112,081
                                                                                            ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $41,133,471)                                                                       40,786,677
                                                                                            ------------
U.S. TREASURY OBLIGATIONS......................       1.1%
     U.S. Treasury Note
       3.50%                                                      2/15/10      3,000,000       2,950,547
                                                                                            ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $2,985,795)                                                                         2,950,547
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS..........................       8.5%
  Citigroup 2.92%, (Agreement dated 4/29/05 to
     be repurchased at $22,516,478 on 5/2/05.
     Collateralized by various U.S. Government
     Securities, 4.00%-7.50%, with a value of
     $22,961,220, due 8/1/16-3/1/35)                                         $22,511,000    $ 22,511,000
                                                                                            ------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $22,511,000)                                                                       22,511,000
                                                                                            ------------
TOTAL INVESTMENTS
  (Cost $265,306,541) (a)......................      99.8%                                   265,600,680
OTHER ASSETS IN EXCESS OF LIABILITIES..........       0.2%                                       513,770
                                                                                            ------------
Net Assets applicable to 27,096,878 Shares of
  Common Stock issued and outstanding..........     100.0%                                  $266,114,450
                                                                                            ============
Net Asset Value, offering and redemption price
  per share ($266,114,450 / 27,096,878)                                                            $9.82
                                                                                            ============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at April 30, 2005.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $44,285. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation                         $1,235,061
Unrealized depreciation                           (985,207)
                                                ----------
Net unrealized appreciation                     $  249,854
                                                ==========

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*...       43.1%
  1 Yr. Constant Maturity Treasury Based ARMS
     Fannie Mae
       4.49%                                                       5/1/26    $ 5,046,898    $  5,204,931
       4.33%                                                       5/1/27      1,470,234       1,516,110
       4.50%                                                       7/1/27      1,006,411       1,038,197
       4.44%                                                       7/1/28      5,021,372       5,182,729
       4.52%                                                       5/1/31      7,807,841       8,086,346
       4.38%                                                       9/1/33      5,687,769       5,871,683
     Freddie Mac
       4.37%                                                       5/1/18      1,557,060       1,596,972
       4.00%                                                       3/1/27      3,132,782       3,228,864
       4.40%                                                       8/1/31     13,905,877      14,356,746
                                                                                            ------------
                                                                                              46,082,578
                                                                                            ------------
HYBRID ARMS
  Structured Adjustable Rate Mortgage
     Loan Trust
       4.74%                                                      7/25/34      8,745,186       8,745,186
  Wells Fargo Mortgage Backed Securities Trust
       4.81%                                                      7/25/34      6,085,339       6,096,749
                                                                                            ------------
                                                                                              14,841,935
                                                                                            ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $61,213,514)                                                                       60,924,513
                                                                                            ------------
FIXED RATE MORTGAGE-RELATED SECURITIES.........       46.5%
  15 Yr. Securities
     Freddie Mac
       8.50%                                                      8/17/07        596,124         605,143
       8.00%                                                     12/17/15      1,266,133       1,331,714
                                                                                            ------------
                                                                                               1,936,857
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations
     Fannie Mae
       4.50%                                                      7/25/19    $25,000,000    $ 25,208,595
       5.00%                                                      1/25/28     10,225,000      10,343,284
     Freddie Mac
       7.00%                                                     12/15/06        211,137         210,893
       5.00%                                                      7/15/26     15,000,000      15,207,831
       6.00%                                                      3/15/31     12,500,000      12,904,168
                                                                                            ------------
                                                                                              63,874,771
                                                                                            ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $65,647,804)                                                                       65,811,628
                                                                                            ------------
U.S. TREASURY OBLIGATIONS......................        8.5%
  U.S. Treasury Notes
       3.63%                                                      7/15/09      2,000,000       1,983,594
       3.38%                                                      9/15/09      2,000,000       1,962,344
       4.75%                                                      5/15/14      3,000,000       3,127,499
       4.25%                                                      8/15/14      3,000,000       3,013,594
       4.25%                                                     11/15/14      2,000,000       2,006,875
                                                                                            ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $12,160,279)                                                                       12,093,906
                                                                                            ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                   PERCENTAGE
                                                     OF NET                   PRINCIPAL
                                                     ASSETS      MATURITY      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS..........................        1.5%
  Citigroup, 2.92%, (Agreement dated 4/29/05 to
     be repurchased at $2,085,507 on 5/2/05.
     Collateralized by various U.S. Government
     Securities, 3.71%-6.00%, with a value of
     $2,126,701, due 10/1/18-12/1/33)                                        $ 2,085,000    $  2,085,000
                                                                                            ------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $2,085,000)                                                                         2,085,000
                                                                                            ------------
TOTAL INVESTMENTS
  (Cost $141,106,597) (a)......................       99.6%                                  140,915,047
OTHER ASSETS IN EXCESS
  OF LIABILITIES...............................        0.4%                                      593,143
                                                                                            ------------
Net Assets applicable to 13,494,302 Shares of
  Common Stock issued and outstanding..........      100.0%                                 $141,508,190
                                                                                            ============
Net Asset Value, offering and redemption price
  per share ($141,508,190 /13,494,302)                                                            $10.49
                                                                                            ============

--------------------------------------------------------------------------------
 *  The rates presented are the rates in effect at April 30, 2005.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $14,967. Cost for federal income tax purposes differs from fair value by net unrealized depreciation of securities as follows:

Unrealized appreciation                                      $ 275,415
Unrealized depreciation                                       (481,932)
                                                             ---------
Net unrealized depreciation                                  $(206,517)
                                                             =========

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET                 PRINCIPAL
                                                    ASSETS     MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*....     38.6%
  1 Yr. Constant Maturity Treasury Based ARMS
     Countrywide Home Loan
       4.33%                                                    1/20/35      9,114,908   $  9,359,871
                                                                                         ------------
  HYBRID ARMS
     American Home Mortgage Investment Trust
       3.71%                                                   10/25/34      8,635,498      8,551,841
     Bank of America Mortgage Securities,
       3.33%                                                    4/25/33        912,618        906,914
     Fannie Mae
       4.76%                                                    11/1/34     19,167,998     19,341,103
     JP Morgan Mortgage Trust
       4.91%                                                   12/25/34      4,357,675      4,364,484
       4.88%                                                    2/25/35      8,800,000      8,827,500
     Morgan Stanley Mortgage Loan Trust
       4.22%                                                    8/25/34      8,250,314      8,188,437
       4.92%                                                    9/25/34     15,000,000     15,135,938
       5.47%                                                   10/25/34     11,000,000     11,319,688
     Structured Adjustable Rate Mortgage Loan
       Trust
       4.74%                                                    7/25/34      6,226,572      6,226,572
       5.21%                                                    9/25/34     18,460,280     18,581,426
                                                                                         ------------
                                                                                          101,443,903
                                                                                         ------------
  TOTAL ADJUSTABLE RATE MORTGAGE-RELATED
     SECURITIES*
     (Cost $111,405,735)                                                                  110,803,774
                                                                                         ------------
AGENCY OBLIGATIONS..............................      0.7%
     Freddie Mac
       5.75%                                                    3/15/09      2,000,000      2,114,858
                                                                                         ------------
  TOTAL AGENCY OBLIGATIONS
     (Cost $1,866,030)                                                                      2,114,858
                                                                                         ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET                 PRINCIPAL
                                                    ASSETS     MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE-RELATED SECURITIES..........     56.7%
  15 Yr. Securities
     Fannie Mae
       7.00%                                                     3/1/15      1,613,162      1,700,373
       7.00%                                                     3/1/15        855,374        901,617
       7.00%                                                     3/1/15        899,420        948,045
       7.50%                                                    11/1/15      1,153,535      1,218,647
       6.50%                                                     1/1/16      1,206,568      1,267,037
       6.00%                                                     6/1/16      2,701,522      2,802,407
       6.00%                                                     7/1/17      1,701,148      1,764,675
       6.00%                                                     7/1/17      2,532,007      2,626,562
       5.50%                                                     9/1/17      4,678,937      4,797,921
       5.00%                                                    11/1/17      9,162,438      9,250,484
       5.00%                                                    11/1/18      9,681,290      9,766,758
     Freddie Mac
       7.50%                                                     1/1/10        811,072        855,586
       6.00%                                                     6/1/17      2,844,221      2,951,768
       5.00%                                                    12/1/18      7,766,977      7,839,187
                                                                                         ------------
                                                                                           48,691,067
                                                                                         ------------
  20 Yr. Securities
     Freddie Mac Gold
       5.50%                                                     2/1/24      7,832,922      7,958,065
       5.50%                                                    12/1/24      9,694,448      9,849,332
                                                                                         ------------
                                                                                           17,807,397
                                                                                         ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET                 PRINCIPAL
                                                    ASSETS     MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations
     Countrywide Home Loan
       5.00%                                                    5/25/34     12,979,144     12,970,975
     Freddie Mac
       4.00%                                                   12/15/16     16,265,293     16,092,985
       5.00%                                                    8/15/23     13,177,000     13,376,422
       5.00%                                                    7/15/26     15,000,000     15,207,831
       4.50%                                                    3/15/29      5,000,000      4,993,335
       6.00%                                                    3/15/31     12,500,000     12,904,168
     Washington Mutual MSC Mortgage Pass
       Through,
       4.55%                                                    5/25/33     12,693,378     12,602,957
     Wells Fargo Mortgage Backed Securities
       Trust
       5.50%                                                   10/25/14      7,930,458      7,982,757
                                                                                         ------------
                                                                                           96,131,430
                                                                                         ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $162,444,221)                                                                  162,629,894
                                                                                         ------------
U.S. TREASURY OBLIGATIONS.......................      0.7%
  U.S. Treasury Note
       4.25%                                                   11/15/14      2,000,000      2,006,875
                                                                                         ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $2,030,676)                                                                      2,006,875
                                                                                         ------------
REPURCHASE AGREEMENTS...........................      3.3%
  Citigroup, 2.92%, (Agreement dated 4/29/05 to
     be repurchased at $9,330,270 on 5/2/05.
     Collateralized by various U.S. Government
     Securities, 4.21%-6.50%, with a value of
     $9,514,560, due 4/1/14-5/1/35)                                          9,328,000      9,328,000
                                                                                         ------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $9,328,000)                                                                      9,328,000
                                                                                         ------------
TOTAL INVESTMENTS
     (Cost $287,078,048) (a)....................    100.0%                                286,883,401
OTHER ASSETS IN EXCESS OF LIABILITIES...........      0.0%                                    108,902
                                                                                         ------------
Net Assets applicable to 30,385,056 Shares of
  Common Stock issued and outstanding...........    100.0%                               $286,992,303
                                                                                         ============
Net Asset Value, offering and redemption price
  per share ($286,992,303 / 30,385,056)                                                         $9.45
                                                                                         ============

--------------------------------------------------------------------------------

*   The rates presented are the rates in effect at April 30, 2005.

(a) Cost for federal income tax purposes is the same.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET                 PRINCIPAL
                                                    ASSETS     MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS..............................      1.9%
     Freddie Mac
       5.75%                                                    3/15/09   $  3,000,000   $  3,172,287
                                                                                         ------------
  TOTAL AGENCY OBLIGATIONS
     (Cost $2,816,384)                                                                      3,172,287
                                                                                         ------------
FIXED RATE MORTGAGE-RELATED SECURITIES..........     90.0%
  15 Yr. Securities
     Fannie Mae
       7.00%                                                     3/1/15      1,434,011      1,511,537
       6.00%                                                     8/1/16      5,465,314      5,669,409
       5.00%                                                     3/1/18      2,408,563      2,431,708
                                                                                         ------------
                                                                                            9,612,654
                                                                                         ------------
  20 Yr. Securities
     Freddie Mac Gold
       5.50%                                                    10/1/24     13,277,991     13,490,128
                                                                                         ------------
  30 Yr. Securities
     Fannie Mae
       5.00%                                                     8/1/33     13,438,295     13,346,956
       5.50%                                                    11/1/33     15,239,534     15,408,002
       5.50%                                                     4/1/34      6,378,517      6,449,030
       6.00%                                                     6/1/34      9,682,426      9,949,828
       5.50%                                                     7/1/34     20,141,061     20,357,420
       5.50%                                                     8/1/34     11,624,265     11,752,041
       5.50%                                                     9/1/34     14,195,997     14,348,494
       5.50%                                                    11/1/34      8,935,633      9,028,829
       6.00%                                                     4/1/35     11,470,352     11,783,547
     Freddie Mac Gold
       6.00%                                                     4/1/33      5,251,232      5,393,794
       5.50%                                                    10/1/34      9,678,332      9,799,840
     Government National Mortgage Association
       7.50%                                                    2/15/24        753,072        809,876
       7.00%                                                    4/15/27      1,092,979      1,166,798
       6.00%                                                    1/15/29      1,401,181      1,452,740
                                                                                         ------------
                                                                                          131,047,195
                                                                                         ------------
  TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES
     (Cost $152,720,468)                                                                  154,149,977
                                                                                         ------------

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND (CONTINUED)
STATEMENT OF NET ASSETS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                  PERCENTAGE
                                                    OF NET                 PRINCIPAL
                                                    ASSETS     MATURITY      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS.......................      2.3%
     U.S. Treasury Note
       4.00%                                                    6/15/09   $  4,000,000   $  4,025,312
                                                                                         ------------
  TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $4,063,244)                                                                      4,025,312
                                                                                         ------------
REPURCHASE AGREEMENTS...........................      5.8%
  Citigroup, 2.92%, (Agreement dated 4/29/05 to
     be repurchased at $9,984,429 on 5/2/05.
     Collateralized by various U.S. Government
     Securities, 3.38%-6.00%, with a value of
     $10,181,640, due 3/1/14-11/1/32)                                        9,982,000      9,982,000
                                                                                         ------------
  TOTAL REPURCHASE AGREEMENTS
     (Cost $9,982,000)                                                                      9,982,000
                                                                                         ------------
TOTAL INVESTMENTS
     (Cost $169,585,432) (a)....................    100.0%                                171,329,576
OTHER ASSETS IN EXCESS OF LIABILITIES...........      0.0%                                     57,227
                                                                                         ------------
Net Assets applicable to 16,439,226 Shares of
  Common Stock issued and outstanding...........    100.0%                               $171,386,803
                                                                                         ============
Net Asset Value, offering and redemption price
  per share ($171,386,803 / 16,439,226)                                                        $10.43
                                                                                         ============

--------------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $136,721. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                     $1,958,451
Unrealized depreciation                                       (351,028)
                                                            ----------
Net unrealized appreciation                                 $1,607,423
                                                            ==========

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                               ADJUSTABLE                                                   U.S.
                                    MONEY     RATE MORTGAGE                 SHORT U.S.    INTERMEDIATE   GOVERNMENT
                                    MARKET        (ARM)       ULTRA SHORT   GOVERNMENT      MORTGAGE      MORTGAGE
                                     FUND         FUND           FUND          FUND           FUND          FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest income..............  $580,109   $ 47,651,473    $ 4,538,531   $ 2,632,690   $ 6,414,588    $ 4,327,017
                                   --------   ------------    -----------   -----------   -----------    -----------
    Operating expenses:
      Investment advisory fees...    37,870      7,160,929        621,208       183,646       509,872        209,754
      Distribution fee -- Class I
        Shares...................    23,541      3,978,275        345,114       110,188       218,518        125,853
      Distribution fee -- Class D
        Shares...................    57,313             --             --            --            --             --
      Administration fee.........     7,574        307,899         41,413        22,037        43,703         25,170
      Custodian fee..............     5,987        155,770         21,002        16,358        22,336         15,856
      Transfer agent fee.........     2,181         38,210          4,493         1,675         1,714            841
      Legal......................     1,678        115,140          9,999         5,323         9,826          5,735
      Printing...................       281         20,410          1,748           939         1,795          1,025
      Trustees' fees.............       674         42,149          3,594         1,930         3,713          2,106
      Other......................    14,692        196,315         24,219        19,207        27,629         17,056
                                   --------   ------------    -----------   -----------   -----------    -----------
      Total expenses before fee
        reductions...............   151,791     12,015,097      1,072,790       361,303       839,106        403,396
      Expenses reduced by
        Investment Advisor.......   (37,870)    (3,182,655)      (276,094)           --      (145,677)            --
      Expenses reduced by
        Distributor..............   (25,247)    (1,591,298)      (138,044)           --            --             --
                                   --------   ------------    -----------   -----------   -----------    -----------
        Net expenses.............    88,674      7,241,144        658,652       361,303       693,429        403,396
                                   --------   ------------    -----------   -----------   -----------    -----------
        Net investment income....   491,435     40,410,329      3,879,879     2,271,387     5,721,159      3,923,621
                                   --------   ------------    -----------   -----------   -----------    -----------
REALIZED AND UNREALIZED GAINS
  FROM INVESTMENT ACTIVITIES:
    Realized gains/(losses) from
      investment transactions....      (407)    (2,519,608)       (77,148)     (994,347)     (665,399)       283,046
    Change in unrealized
      appreciation/depreciation
      from investments...........        --     (8,278,259)      (960,558)     (637,487)   (3,191,987)    (2,899,139)
                                   --------   ------------    -----------   -----------   -----------    -----------
    Net realized/unrealized
      gains/(losses) from
      investments................      (407)   (10,797,867)    (1,037,706)   (1,631,834)   (3,857,386)    (2,616,093)
                                   --------   ------------    -----------   -----------   -----------    -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS................  $491,028   $ 29,612,462    $ 2,842,173   $   639,553   $ 1,863,773    $ 1,307,528
                                   ========   ============    ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      MONEY MARKET FUND
                                                              ---------------------------------
                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               APRIL 30, 2005      OCTOBER 31,
                                                                (UNAUDITED)           2004
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income..................................   $     491,435      $     487,094
     Net realized gains (losses) from investments...........            (407)                --
                                                               -------------      -------------
       Change in net assets resulting from operations.......         491,028            487,094
                                                               -------------      -------------
  Dividends paid to Class I stockholders:
     From net investment income.............................        (333,911)          (376,981)
  Dividends paid to Class D stockholders:
     From net investment income.............................        (157,524)          (110,113)
                                                               -------------      -------------
       Total dividends paid to stockholders.................        (491,435)          (487,094)
                                                               -------------      -------------
  Capital Transactions Class I Shares:
     Proceeds from sale of shares...........................      91,144,102        212,174,352
     Shares issued to stockholders in reinvestment of
      dividends.............................................         281,160            337,606
     Cost of shares repurchased.............................     (92,547,348)      (221,365,484)
  Capital Transactions Class D Shares:
     Proceeds from sale of shares...........................     264,708,380        385,481,528
     Shares issued to stockholders in reinvestment of
      dividends.............................................          98,882             47,207
     Cost of shares repurchased.............................    (268,252,786)      (389,965,369)
                                                               -------------      -------------
       Change in net assets from capital transactions.......      (4,567,610)       (13,290,160)
                                                               -------------      -------------
       Change in net assets.................................      (4,568,017)       (13,290,160)
Net Assets:
  Beginning of period.......................................      50,971,832         64,261,992
                                                               -------------      -------------
  End of period.............................................   $  46,403,815      $  50,971,832
                                                               =============      =============
Accumulated net investment income/(loss)....................              --                 --

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                             ADJUSTABLE RATE                        ULTRA SHORT
                                           MORTGAGE (ARM) FUND                         FUND
                                    ----------------------------------------------------------------------
                                    SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                     APRIL 30, 2005      OCTOBER 31,     TO APRIL 30, 2005    OCTOBER 31,
                                      (UNAUDITED)           2004            (UNAUDITED)          2004
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.........  $    40,410,329    $    73,324,083     $  3,879,879      $   5,652,745
    Net realized gains (losses)
       from investments...........       (2,519,608)        (9,290,088)         (77,148)          (825,070)
    Change in unrealized
       appreciation/depreciation
       from investments...........       (8,278,259)         3,530,500         (960,558)            30,025
                                    ---------------    ---------------     ------------      -------------
       Change in net assets
         resulting from
         operations...............       29,612,462         67,564,495        2,842,173          4,857,700
                                    ---------------    ---------------     ------------      -------------
  Dividends paid to stockholders:
    From net investment income....      (46,116,474)       (87,074,818)      (4,364,180)        (6,485,357)
                                    ---------------    ---------------     ------------      -------------
       Total dividends paid to
         stockholders.............      (46,116,474)       (87,074,818)      (4,364,180)        (6,485,357)
                                    ---------------    ---------------     ------------      -------------
  Capital Transactions:
    Proceeds from sale of
       shares.....................    1,165,209,379      2,244,424,388       48,873,953        185,331,981
    Shares issued to stockholders
       in reinvestment of
       dividends..................       24,167,322         50,798,140        2,007,818          3,213,793
    Cost of shares repurchased....   (1,459,891,822)    (3,555,626,724)     (74,593,827)      (147,237,653)
                                    ---------------    ---------------     ------------      -------------
       Change in net assets from
         capital transactions.....     (270,515,121)    (1,260,404,196)     (23,712,056)        41,308,121
                                    ---------------    ---------------     ------------      -------------
       Change in net assets.......     (287,019,133)    (1,279,914,519)     (25,234,063)        39,680,464
Net Assets:
  Beginning of period.............    3,317,024,383      4,596,938,902      291,348,513        251,668,049
                                    ---------------    ---------------     ------------      -------------
  End of period...................  $ 3,030,005,250    $ 3,317,024,383     $266,114,450      $ 291,348,513
                                    ===============    ===============     ============      =============
Accumulated net investment income/
  (loss)..........................  $    (6,797,116)   $    (1,090,971)    $   (473,893)     $      10,408

--------------------------------------------------------------------------------
See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         SHORT U.S. GOVERNMENT              INTERMEDIATE MORTGAGE                U.S. GOVERNMENT
                  FUND                              FUND                          MORTGAGE FUND
--------------------------------------------------------------------------------------------------------
    SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
     APRIL 30, 2005     OCTOBER 31,     APRIL 30, 2005    OCTOBER 31,     APRIL 30, 2005    OCTOBER 31,
      (UNAUDITED)          2004          (UNAUDITED)          2004         (UNAUDITED)          2004
--------------------------------------------------------------------------------------------------------
      $  2,271,387     $   4,605,342     $  5,721,159     $  9,349,175     $  3,923,621     $  6,669,616
          (994,347)          517,417         (665,399)      (1,442,590)         283,046       (2,022,919)
          (637,487)       (1,221,548)      (3,191,987)         763,779       (2,899,139)       3,133,197
      ------------     -------------     ------------     ------------     ------------     ------------
           639,553         3,901,211        1,863,773        8,670,364        1,307,528        7,779,894
      ------------     -------------     ------------     ------------     ------------     ------------
        (2,459,685)       (5,009,529)      (5,860,360)     (10,181,481)      (3,951,619)      (7,450,517)
      ------------     -------------     ------------     ------------     ------------     ------------
        (2,459,685)       (5,009,529)      (5,860,360)     (10,181,481)      (3,951,619)      (7,450,517)
      ------------     -------------     ------------     ------------     ------------     ------------
           323,010        37,505,664            5,861        6,536,412        8,516,000       14,762,850
         1,273,223         2,867,566        2,317,423        4,241,126        2,976,304        5,105,098
       (11,519,999)     (118,618,032)      (9,642,434)     (58,816,046)      (4,329,365)     (57,895,104)
      ------------     -------------     ------------     ------------     ------------     ------------
        (9,923,766)      (78,244,802)      (7,319,150)     (48,038,508)       7,162,939      (38,027,156)
      ------------     -------------     ------------     ------------     ------------     ------------
       (11,743,898)      (79,353,120)     (11,315,737)     (49,549,625)       4,518,848      (37,697,779)
       153,252,088       232,605,208      298,308,040      347,857,665      166,867,955      204,565,734
      ------------     -------------     ------------     ------------     ------------     ------------
      $141,508,190     $ 153,252,088     $286,992,303     $298,308,040     $171,386,803     $166,867,955
      ============     =============     ============     ============     ============     ============
      $   (197,130)    $      (8,832)    $   (142,175)    $     (2,974)    $    (44,425)    $    (16,427)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS -- CLASS I SHARES
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED                          YEAR ENDED OCTOBER 31,
                                  APRIL 30, 2005    --------------------------------------------------------
                                   (UNAUDITED)        2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................       $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                     --------       --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income.......         0.0105         0.0104      0.0096      0.0152      0.0441      0.0578
  Net realized losses from
     investments..............             --(a)          --          --          --          --          --(a)
                                     --------       --------    --------    --------    --------    --------
       Total from investment
          operations..........         0.0105         0.0104      0.0096      0.0152      0.0441      0.0578
                                     --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to
     stockholders:
     From net investment
       income.................        (0.0105)       (0.0104)    (0.0096)    (0.0152)    (0.0441)    (0.0578)
                                     --------       --------    --------    --------    --------    --------
     Net asset value, end of
       period.................       $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                     ========       ========    ========    ========    ========    ========
     Total return.............          1.06%(b)        1.04%       0.97%       1.54%       4.50%       5.93%
Ratios/Supplemental data:
  Net assets, end of period
     (in 000's)...............       $ 30,761       $ 31,883    $ 40,737    $ 30,571    $ 45,491    $ 48,202
  Ratio of expenses to average
     net assets...............          0.18%(c)        0.11%       0.18%       0.26%       0.30%       0.30%
  Ratio of net investment
     income to average net
     assets...................          2.13%(c)        1.04%       0.96%       1.53%       4.31%       5.74%
  Ratio of expenses to average
     net assets*..............          0.46%(c)        0.41%       0.39%       0.41%       0.45%       0.45%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Net realized losses per share and/or distributions from net realized gains were less than $0.00005.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                      SIX MONTHS                                                 DECEMBER 19,
                                        ENDED                 YEAR ENDED OCTOBER 31,              1999(A) TO
                                    APRIL 30, 2005   -----------------------------------------   OCTOBER 31,
                                     (UNAUDITED)       2004       2003       2002       2001         2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                       --------      --------   --------   --------   --------     --------
Income from investment operations:
  Net investment income............      0.0083        0.0054     0.0046     0.0104     0.0397       0.0466
  Net realized losses from
     investments...................          --(b)         --         --         --         --           --(b)
                                       --------      --------   --------   --------   --------     --------
       Total from investment
          operations...............      0.0083        0.0054     0.0046     0.0104     0.0397       0.0466
                                       --------      --------   --------   --------   --------     --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income....     (0.0083)      (0.0054)   (0.0046)   (0.0104)   (0.0397)     (0.0466)
                                       --------      --------   --------   --------   --------     --------
Change in net asset value..........          --            --         --         --         --           --
                                       --------      --------   --------   --------   --------     --------
Net asset value, end of period.....    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                       ========      ========   ========   ========   ========     ========
       Total return................       0.83%(c)      0.54%      0.47%      1.05%      4.04%        4.74%(d)
Ratios/Supplemental data:
  Net assets, end of period (in
     000's)........................    $ 15,643      $ 19,089   $ 23,525   $ 15,039   $  8,787     $  3,388
  Ratio of expenses to average net
     assets........................       0.63%(e)      0.61%      0.67%      0.75%      0.75%        0.75%(e)
  Ratio of net investment income to
     average net assets............       1.65%(e)      0.54%      0.45%      1.04%      3.46%        5.66%(e)
  Ratio of expenses to average net
     assets*.......................       0.88%(e)      0.86%      0.84%      0.86%      0.91%        0.94%(e)

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Net realized losses per share were less than $0.00005.

(c) Not annualized.

(d) Represents the total return for the period from December 19, 1999 to October 31, 2000.

(e) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADJUSTABLE RATE MORTGAGE (ARM) FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                  SIX MONTHS
                                    ENDED                            YEAR ENDED OCTOBER 31,
                                APRIL 30, 2005    ------------------------------------------------------------
                                 (UNAUDITED)         2004         2003         2002        2001+        2000
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................    $     9.83      $     9.88   $     9.95   $     9.97   $     9.86   $   9.84
                                  ----------      ----------   ----------   ----------   ----------   --------
Income from investment
  operations:
  Net investment income.......        0.1226          0.1824       0.1778       0.2947       0.5319     0.6048
  Net realized and unrealized
     gains (losses) from
     investments..............       (0.0313)        (0.0070)     (0.0230)      0.0124       0.1386     0.0233
                                  ----------      ----------   ----------   ----------   ----------   --------
       Total from investment
          operations..........        0.0913          0.1754       0.1548       0.3071       0.6705     0.6281
                                  ----------      ----------   ----------   ----------   ----------   --------
Less distributions:
  Dividends paid to
     stockholders:
     From net investment
       income.................       (0.1413)        (0.2254)     (0.2248)     (0.3271)     (0.5605)   (0.6129)
                                  ----------      ----------   ----------   ----------   ----------   --------
Change in net asset value.....         (0.05)          (0.05)       (0.07)       (0.02)        0.11       0.02
                                  ----------      ----------   ----------   ----------   ----------   --------
Net asset value, end of
  period......................    $     9.78      $     9.83   $     9.88   $     9.95   $     9.97   $   9.86
                                  ==========      ==========   ==========   ==========   ==========   ========
Total return..................         0.93%(a)        1.79%        1.57%        3.13%        6.98%      6.63%
Ratios/Supplemental data:
  Net assets, end of period
     (in 000's)...............    $3,030,005      $3,317,024   $4,596,939   $3,389,975   $2,064,844   $681,652
  Ratio of expenses to average
     net assets...............         0.46%(b)        0.44%        0.44%        0.45%        0.49%      0.48%
  Ratio of net investment
     income to average net
     assets...................         2.54%(b)        1.92%        1.72%        2.91%        5.37%      6.22%
  Ratio of expenses to average
     net assets*..............         0.76%(b)        0.72%        0.71%        0.75%        0.79%      0.78%
  Portfolio turnover rate.....           32%             50%         117%         107%          72%        67%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

 + Net investment income is based on average shares outstanding through the period.

(a) Not annualized.

(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                                     SIX MONTHS                                  NOVEMBER 14,
                                                       ENDED         YEAR ENDED OCTOBER 31,       2001(A) TO
                                                   APRIL 30, 2005    ----------------------     APRIL 30, 2002
                                                    (UNAUDITED)        2004         2003         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........       $   9.87       $   9.92     $   9.95         $  10.00
                                                      --------       --------     --------         --------
Income from investment operations:
  Net investment income........................         0.1370         0.1985       0.1601           0.2204
  Net realized and unrealized gains on
     investments...............................        (0.0322)       (0.0217)      0.0242           0.0058
                                                      --------       --------     --------         --------
       Total from investment operations........         0.1048         0.1768       0.1843           0.2262
                                                      --------       --------     --------         --------
Less distributions:
  Dividends paid to stockholders:
     From net investment income................        (0.1548)       (0.2268)     (0.2143)         (0.2762)
                                                      --------       --------     --------         --------
Change in net asset value......................          (0.05)         (0.05)       (0.03)           (0.05)
                                                      --------       --------     --------         --------
Net asset value, end of period.................       $   9.82       $   9.87     $   9.92         $   9.95
                                                      ========       ========     ========         ========
Total return...................................          1.07%(b)       1.80%        1.87%            2.29%(b)
Ratios/Supplemental data:
  Net assets, end of period (in 000's).........       $266,114       $291,349     $251,668         $287,116
  Ratio of expenses to average net assets......          0.48%(c)       0.47%        0.47%            0.50%(c)
  Ratio of net investment income to average net
     assets....................................          2.81%(c)       2.00%        1.66%            2.11%(c)
  Ratio of expenses to average net assets*.....          0.78%(c)       0.77%        0.77%            0.80%(c)
  Portfolio turnover rate......................            14%           118%         126%             127%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED                          YEAR ENDED OCTOBER 31,
                                  APRIL 30, 2005    --------------------------------------------------------
                                   (UNAUDITED)        2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................       $  10.61       $  10.68    $  10.78    $  10.75    $  10.34    $  10.36
                                     --------       --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income.......         0.1609         0.2640      0.2738      0.3512      0.5652      0.5973
  Net realized and unrealized
     gains (losses) from
     investments..............        (0.1060)       (0.0415)    (0.0686)     0.0674      0.4086     (0.0240)
                                     --------       --------    --------    --------    --------    --------
       Total from investment
          operations..........         0.0549         0.2225      0.2052      0.4186      0.9738      0.5733
                                     --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to
     stockholders:
     From net investment
       income.................        (0.1749)       (0.2925)    (0.3052)    (0.3886)    (0.5638)    (0.5976)
                                     --------       --------    --------    --------    --------    --------
Change in net asset value.....          (0.12)         (0.07)      (0.10)       0.03        0.41       (0.02)
                                     --------       --------    --------    --------    --------    --------
Net asset value, end of
  period......................       $  10.49       $  10.61    $  10.68    $  10.78    $  10.75    $  10.34
                                     ========       ========    ========    ========    ========    ========
Total return..................          0.53%(a)       2.11%       1.92%       3.98%       9.66%       5.77%
Ratios/Supplemental data:
  Net assets, end of period
     (in 000's)...............       $141,508       $153,252    $232,605    $162,170    $191,632    $ 96,098
  Ratio of expenses to average
     net assets...............          0.49%(b)       0.48%       0.47%       0.49%       0.51%       0.51%
  Ratio of net investment
     income to average net
     assets...................          3.09%(b)       2.50%       2.47%       3.35%       5.25%       5.79%
  Portfolio turnover rate.....            58%           152%         72%         75%         54%        138%

--------------------------------------------------------------------------------
(a) Not annualized.

(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED                          YEAR ENDED OCTOBER 31,
                                  APRIL 30, 2005    --------------------------------------------------------
                                   (UNAUDITED)        2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................       $   9.57       $   9.62    $   9.79    $   9.83    $   9.33    $   9.33
                                     --------       --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income.......         0.1844         0.2892      0.2525      0.4155      0.5675      0.5754
  Net realized and unrealized
     gains (losses) from
     investments..............        (0.1154)       (0.0233)    (0.1156)    (0.0213)     0.4861      0.0051
                                     --------       --------    --------    --------    --------    --------
       Total from investment
          operations..........         0.0690         0.2659      0.1369      0.3942      1.0536      0.5805
                                     --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to
     stockholders:
     From net investment
       income.................        (0.1890)       (0.3159)    (0.3069)    (0.4342)    (0.5536)    (0.5795)
                                     --------       --------    --------    --------    --------    --------
Change in net asset value.....          (0.12)         (0.05)      (0.17)      (0.04)       0.50        0.00
                                     --------       --------    --------    --------    --------    --------
Net asset value, end of
  period......................       $   9.45       $   9.57    $   9.62    $   9.79    $   9.83    $   9.33
                                     ========       ========    ========    ========    ========    ========
Total return..................           0.73%(a)      2.81%       1.41%       4.13%      11.59%       6.47%
Ratios/Supplemental data:
  Net assets, end of period
     (in 000's)...............       $286,992       $298,308    $347,858    $240,645    $204,891    $ 90,768
  Ratio of expenses to average
     net assets...............           0.48%(b)      0.47%       0.47%       0.47%       0.50%       0.51%
  Ratio of net investment
     income to average net
     assets...................           3.93%(b)      3.02%       2.52%       4.28%       5.74%       6.25%
  Ratio of expenses to average
     net assets*..............           0.58%(b)      0.57%       0.57%       0.57%       0.60%       0.61%
  Portfolio turnover rate.....             47%          148%         98%         54%         47%        110%

--------------------------------------------------------------------------------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED                          YEAR ENDED OCTOBER 31,
                                  APRIL 30, 2005    --------------------------------------------------------
                                   (UNAUDITED)        2004        2003        2002        2001        2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................       $  10.59       $  10.56    $  10.77    $  10.83    $  10.27    $  10.26
                                     --------       --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income.......         0.2430         0.3875      0.3689      0.5116      0.6381      0.6646
  Net realized and unrealized
     gains (losses) on
     investments..............        (0.1583)        0.0795     (0.1511)    (0.0377)     0.5590      0.0109
                                     --------       --------    --------    --------    --------    --------
       Total from investment
          operations..........         0.0847         0.4670      0.2178      0.4739      1.1971      0.6755
                                     --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends paid to
     stockholders:
     From net investment
       income.................        (0.2447)       (0.4370)    (0.4278)    (0.5339)    (0.6371)    (0.6682)
                                     --------       --------    --------    --------    --------    --------
Change in net asset value.....          (0.16)          0.03       (0.21)      (0.06)       0.56        0.01
                                     --------       --------    --------    --------    --------    --------
Net asset value, end of
  period......................       $  10.43       $  10.59    $  10.56    $  10.77    $  10.83    $  10.27
                                     ========       ========    ========    ========    ========    ========
Total return..................          0.81%(a)       4.52%       2.04%       4.54%      11.99%       6.90%
Ratios/Supplemental data:
  Net assets, end of period
     (in 000's)...............       $171,387       $166,868    $204,566    $ 94,154    $105,713    $ 71,449
  Ratio of expenses to average
     net assets...............          0.48%(b)       0.47%       0.47%       0.47%       0.50%       0.52%
  Ratio of net investment
     income to average net
     assets...................          4.68%(b)       3.70%       3.39%       4.80%       6.09%       6.53%
  Portfolio turnover rate.....            41%           171%        102%         82%         86%        127%

--------------------------------------------------------------------------------
(a) Not annualized.

(b) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Asset Management Fund (the "Trust") was reorganized as a Delaware Statutory Trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment company. As of April 30, 2005, the Trust is authorized to issue an unlimited number of shares in six separate Funds: the Money Market Fund, the Adjustable Rate Mortgage (ARM) Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each of the Funds, except the Money Market Fund, offers a single class of shares. The Money Market Fund is authorized to sell two classes of shares, namely, Class I Shares and Class D Shares. Each Class I and Class D Share of the Money Market Fund represents identical interests in the Fund and has the same rights except that
(i) Class D Shares bear a higher distribution fee, which will cause Class D Shares to have a higher expense ratio and to pay lower dividends than those related to Class I Shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to the matters relating to its own distribution arrangements.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

A. Significant accounting policies are as follows:

SECURITY VALUATION

  Money Market Fund:

  Fund securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

  Adjustable Rate Mortgage (ARM) Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, and U.S. Government Mortgage Fund:

  As of April 30, 2005, substantially all of the Funds' investments are fair valued using matrix pricing methods. These matrix pricing methods, determined by either an independent pricing service or the Adviser, incorporate market quotations, prices provided directly by market makers and take into consideration such factors as security prices, yields, maturities, and ratings. Additionally, upon a significant valuation event, securities can be valued at fair value by the Adviser, under procedures reviewed by the Board of Trustees. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

REPURCHASE AGREEMENTS

  Repurchase agreements collateralized by obligations of the U.S. government or its agencies may be purchased, subject to the seller's agreement to repurchase them at an agreed upon date and price. Each Fund will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

entry transfer to the account of, the Fund's custodian. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

  Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued and delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

DIVIDENDS TO SHAREHOLDERS

  Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

FEDERAL TAXES

  No provision is made for Federal taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to the stockholders, which will be sufficient to relieve each Fund from all or substantially all Federal income and excise taxes.

MANAGEMENT ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

OTHER

  Investment transactions are accounted for on the trade date, interest income is recorded on the accrual basis, amortization and accretion is recognized based on the effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

B. Shay Assets Management, Inc. ("SAMI") serves the Trust as investment adviser (the "Adviser"). The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is majority owned by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of Shay Financial Services, Inc.

  As compensation for investment advisory services, the Fund pays an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

  The investment advisory fee rate for the Money Market Fund is .15% of the first $500 million, .125% of the next $500 million, and .10% of such net assets in excess of $1 billion. The Adviser is currently voluntarily waiving its entire fee. As of April 30, 2005, the assets for the Fund include a waived investment advisory fee receivable in the amount of $5,816.

  The investment advisory fee rate for the Adjustable Rate Mortgage (ARM) Fund is .45% of the first $3 billion, .35% of the next $2 billion, and .25% of such net assets in excess of $5 billion. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

average daily net assets. As of April 30, 2005, the assets for the Fund include a waived investment advisory fee receivable in the amount of $499,938.

  The investment advisory fee rate for the Ultra Short Fund is .45% of the average daily net assets. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of average daily net assets. As of April 30, 2005, the assets for the Fund include a waived investment advisory fee receivable in the amount of $43,868.

  The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is .25% of the first $500 million, .175% of the next $500 million, .125% of the next $500 million, and .10% of such net asset in excess of $1.5 billion.

  The investment advisory fee rate for the Intermediate Mortgage Fund is .35% of the first $500 million, .275% of the next $500 million, .20% of the next $500 million, and .10% of such net assets in excess of $1.5 billion. The Adviser is currently voluntarily waiving a portion of its fee so that the Fund pays .25% of average daily net assets. As of April 30, 2005, the assets for the Fund include a waived investment advisory fee receivable in the amount of $23,885.

  The Adviser has agreed to reduce or waive (but not below zero) its advisory fees charged to the Money Market Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, to the extent that the daily ratio of operating expenses to average daily net assets of each Fund exceeds .75%.

  Shay Financial Services, Inc. ("SFSI") serves the Trust as distributor (the "Distributor"). The Distributor is a wholly-owned subsidiary of SISI, which is majority owned by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and the President of Shay Financial Services, Inc.

  As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

  The distribution fee rate for each of the Money Market Fund Class I Shares and Short U.S. Government Fund is based upon an annual percentage of the combined average daily net assets of both funds and is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $1 billion, and .075% of such combined net assets in excess of $2 billion. The Distributor is currently voluntarily waiving a portion of its 12b-1 fee for the Class I Shares of the Money Market Fund so that the Fund pays .05% of average daily net assets. The Money Market distribution fee waiver amounted to $15,695 for Class I Shares for the six month period ended April 30, 2005. The assets for the Money Market Fund include a waived distribution fee receivable in the amount of $2,537 for the Money Market Fund Class I Shares as of April 30, 2005.

  The distribution fee rate for the Money Market Class D Shares is .60% of average daily net assets. The Distributor is currently voluntarily waiving a portion of the 12b-1 fees so that Total Fund Operating Expenses do not exceed 0.75% of average daily net assets. The Money Market distribution fee waiver amounted to $9,552 for Class D Shares for the six month period ended April 30, 2005. The assets for the Money Market Fund include a waived distribution fee receivable in the amount of $1,340 for the Money Market Fund Class D Shares as of April 30, 2005.

  The distribution fee rate for each of the Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund, computed separately, is .25%

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

of average daily net assets. The Distributor is currently voluntarily waiving a portion of its fee so that the Adjustable Rate Mortgage (ARM) Fund and the Ultra Short Fund each pay .15% of average daily net assets. The assets for the Funds include a waived distribution fee receivable in the amount of $249,964 and $21,934, respectively, as of April 30, 2005.

  The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: .15% of the first $500 million, .125% of the next $500 million, .10% of the next $500 million, and .075% of such net assets in excess of $1.5 billion.

  BISYS Fund Services Ohio, Inc. ("BISYS, Ohio"), serves the Trust as administrator (the "Administrator"), fund accountant and transfer agent (the "Transfer Agent"). BISYS, Ohio is a subsidiary of The BISYS Group, Inc. The fee rate for BISYS, Ohio's services for each of the Funds, computed separately, is as follows: .03% of the first $1 billion, .02% of the next $1 billion, and .01% of such net assets in excess of $2 billion, with a minimum annual fee of $393,200 for the Trust. BISYS, Ohio also receives a $15.00 per account per fund annual processing fee.

--------------------------------------------------------------------------------
C. Transactions in shares of the Trust for the periods ended April 30, 2005 and October 31, 2004, were as follows:
--------------------------------------------------------------------------------

                                                                         MONEY MARKET FUND
                                                                ------------------------------------
                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 APRIL 30, 2005     OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------
Share transactions Class I:
  Sale of shares............................................        91,144,102         212,174,352
  Shares issued to stockholders in reinvestment dividends...           281,160             337,606
  Shares repurchased........................................       (92,547,348)       (221,365,484)
                                                                  ------------        ------------
  Net increase (decrease)...................................        (1,122,086)         (8,853,526)
  Shares outstanding
     Beginning of period....................................        31,894,313          40,747,839
                                                                  ------------        ------------
     End of period..........................................        30,772,227          31,894,313
                                                                  ============        ============
Share transactions Class D:
  Sale of shares............................................       264,708,380         385,481,528
  Shares issued to stockholders in reinvestment dividends...            98,882              47,207
  Shares repurchased........................................      (268,252,786)       (389,965,369)
                                                                  ------------        ------------
  Net increase..............................................        (3,445,524)         (4,436,634)
  Shares outstanding
     Beginning of period....................................        19,089,062          23,525,696
                                                                  ------------        ------------
     End of period..........................................        15,643,538          19,089,062
                                                                  ============        ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                             ADJUSTABLE RATE                         ULTRA SHORT
                                           MORTGAGE (ARM) FUND                           FUND
                                   --------------------------------------------------------------------------
                                   SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                    APRIL 30, 2005    OCTOBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares.................     118,807,769        227,675,417         4,966,218          18,676,184
  Shares issued to stockholders
     in reinvestment of
     dividends...................       2,463,128          5,149,608           203,884             324,470
  Shares repurchased.............    (148,887,728)      (360,583,381)       (7,579,469)        (14,857,663)
                                     ------------       ------------        ----------         -----------
  Net increase (decrease)........     (27,616,831)      (127,758,356)       (2,409,367)          4,142,991
  Shares outstanding
     Beginning of period.........     337,306,907        465,065,263        29,506,245          25,363,254
                                     ------------       ------------        ----------         -----------
     End of period...............     309,690,076        337,306,907        27,096,878          29,506,245
                                     ============       ============        ==========         ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                SHORT U.S.                       INTERMEDIATE MORTGAGE
                                              GOVERNMENT FUND                            FUND
                                    -------------------------------------------------------------------------
                                    SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                     APRIL 30, 2005    OCTOBER 31, 2004    APRIL 30, 2005    OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares..................         30,490          3,507,202                616            678,786
  Shares issued to stockholders in
     reinvestment of dividends....        120,965            269,378            244,298            442,694
  Shares repurchased..............     (1,098,500)       (11,118,104)        (1,018,337)        (6,108,666)
                                       ----------        -----------         ----------         ----------
  Net increase (decrease).........       (947,045)        (7,341,524)          (773,423)        (4,987,186)
  Shares outstanding
     Beginning of period..........     14,441,347         21,782,871         31,158,479         36,145,665
                                       ----------        -----------         ----------         ----------
     End of period................     13,494,302         14,441,347         30,385,056         31,158,479
                                       ==========        ===========         ==========         ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                        U.S. GOVERNMENT
                                                                         MORTGAGE FUND
                                                              -----------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               APRIL 30, 2005    OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------
Share transactions:
  Sale of shares............................................        809,412          1,395,535
  Shares issued to stockholders in reinvestment of
     dividends..............................................        283,660            484,542
  Shares repurchased........................................       (413,938)        (5,487,343)
                                                                 ----------         ----------
  Net increase (decrease)...................................        679,134         (3,607,266)
  Shares outstanding
     Beginning of period....................................     15,760,092         19,367,358
                                                                 ----------         ----------
     End of period..........................................     16,439,226         15,760,092
                                                                 ==========         ==========

--------------------------------------------------------------------------------

D. At April 30, 2005, Net Assets consisted of the following:
--------------------------------------------------------------------------------

                                      ADJUSTABLE RATE                   SHORT U.S.    INTERMEDIATE   U.S. GOVERNMENT
                       MONEY MARKET      MORTGAGE       ULTRA SHORT     GOVERNMENT      MORTGAGE        MORTGAGE
                           FUND         (ARM) FUND          FUND           FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------
Capital..............  $46,418,966    $3,098,577,751    $271,223,348   $144,872,681   $296,429,229    $177,457,259
Accumulated net
  investment
  income/(loss)......           --        (6,797,116)       (473,893)      (197,130)      (142,175)        (44,425)
Accumulated net
  realized
  gain/(loss)........      (15,151)      (71,612,498)     (4,929,144)    (2,975,811)    (9,100,104)     (7,770,175)
Net unrealized
appreciation/
  (depreciation) of
  investments........           --         9,837,113         294,139       (191,550)      (194,647)      1,744,144
                       -----------    --------------    ------------   ------------   ------------    ------------
                       $46,403,815    $3,030,005,250    $266,114,450   $141,508,190   $286,992,303    $171,386,803
                       ===========    ==============    ============   ============   ============    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

E. At April 30, 2005, liabilities for the Funds included:
--------------------------------------------------------------------------------

                                       ADJUSTABLE RATE                   SHORT U.S.    INTERMEDIATE    U.S. GOVERNMENT
                       MONEY MARKET       MORTGAGE        ULTRA SHORT    GOVERNMENT      MORTGAGE         MORTGAGE
                           FUND          (ARM) FUND          FUND           FUND           FUND             FUND
----------------------------------------------------------------------------------------------------------------------
Investment advisory
  fee payable........          0             624,915         54,834          29,039         59,714          35,166
Administration fee
  payable............      1,320              56,301          7,481           3,952          8,116           4,777
Distribution fee
  payable............      7,968             374,951         32,901          17,423         35,829          21,100
Distributions
  payable............     88,829           8,060,259        757,636         427,722        959,499         668,006
Securities purchased
  payables...........          0          98,879,832              0               0              0               0
Other liabilities....      1,195             146,004         10,841           6,767         28,909          17,122

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

F. For the six months ended April 30, 2005, purchases and proceeds from sales/maturities of securities, other than short-term investments, were as follows:
--------------------------------------------------------------------------------

                           ADJUSTABLE RATE                   SHORT U.S.     INTERMEDIATE     U.S. GOVERNMENT
                              MORTGAGE        ULTRA SHORT    GOVERNMENT       MORTGAGE          MORTGAGE
                             (ARM) FUND          FUND           FUND            FUND              FUND
------------------------------------------------------------------------------------------------------------
Purchases................  $  935,187,560     $36,869,340    $82,978,550    $133,322,353       $67,181,844
                           ==============     ===========    ===========    ============       ===========
Sales and Maturities.....  $1,144,408,340     $80,126,555    $88,730,341    $137,072,987       $77,687,149
                           ==============     ===========    ===========    ============       ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

                 TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                           POSITION(S) HELD WITH                                         PORTFOLIOS
                           TRUST, LENGTH OF TIME                                           IN FUND              OTHER
                            SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)           COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE            OFFICE                   DURING PAST 5 YEARS            OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Richard M. Amis........  Trustee since 1997.        President, First Federal Community        6         First Financial Trust
630 Clarksville Street   Indefinite Term of Office  Bank since 1984; and Director,                             Company
Paris, TX 75460                                     First Financial Trust Company
Age: 54                                             since 1993
David F. Holland.......  Trustee since 1993 and     Retired; Chairman of the Board,           6          New England College
17 Ledgewood Circle      from 1988 to 1989.         Chief Executive Officer and                              of Finance
Topsfield, MA 01983      Indefinite Term of Office  President of BostonFed Bancorp
Age: 63                                             Inc. from 1995 to 2005
Gerald J. Levy.........  Vice Chairman of the       Chairman since 1984 and Director          6             FISERV, Inc.;
4000 W. Brown Deer Road  Board since 1997 and       since 1963, Guaranty Bank, F.S.B.                     Republic Mortgage
Milwaukee, WI 53209      Trustee since 1982.        since 1984                                           Insurance Company;
Age: 73                  Indefinite Term of Office                                                       Guaranty Financial;
                                                                                                          Federal Home Loan
                                                                                                           Bank of Chicago
William A. McKenna,      Trustee since 2002.        Retired; Chairman and Chief               7         Asset Management Fund
  Jr...................  Indefinite Term of Office  Executive Officer of Ridgewood                        Large Cap Equity
71-02 Forest Avenue                                 Savings Bank from 1992 to 2004                       Institutional Fund,
Ridgewood, NY 11385                                                                                     Inc.; RSI Retirement
Age: 68                                                                                                  Trust; St. Joseph's
                                                                                                            College; St.
                                                                                                         Vincent's Services;
                                                                                                        Boys Hope Girls Hope;
                                                                                                          Calvary Hospital
                                                                                                          Fund; Retirement
                                                                                                         System Group, Inc.;
                                                                                                           RS Group Trust
                                                                                                           Company; Irish
                                                                                                             Educational
                                                                                                             Development
                                                                                                          Foundation, Inc.;
                                                                                                         Catholic University
                                                                                                           of America; St.
                                                                                                          Aloysius School;
                                                                                                        American Institute of
                                                                                                          Certified Public
                                                                                                             Accountants
Christopher M. Owen....  Trustee since 2005.        President and Chief Executive             6          Meriwest Mortgage,
5615 Chesbro Avenue      Indefinite Term of Office  Officer of Meriwest Credit Union                             LLC
San Jose, CA 95123                                  since 1995
Age: 58

--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

           TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND (CONTINUED)

                                                                                          NUMBER OF
                           POSITION(S) HELD WITH                                         PORTFOLIOS
                           TRUST, LENGTH OF TIME                                           IN FUND              OTHER
                            SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)           COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE            OFFICE                   DURING PAST 5 YEARS            OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
Maria F. Ramirez.......  Trustee since 2005.        President and Chief Executive             6             Independence
One Liberty Plaza,       Indefinite Term of Office  Officer of Maria Fiorini Ramirez                       Community Bank;
46th Floor                                          Inc. (global economic and                           Schroder Hedge Funds
New York, NY 10006                                  financial consulting firm) since                        Bermuda; Pace
Age: 57                                             1992                                                  University; Notre
                                                                                                        Dame High School; Big
                                                                                                           Brother and Big
                                                                                                             Sister N.J.
INTERESTED TRUSTEES(1)
Rodger D. Shay(2)......  Chairman of the Board      Chairman and Director of Shay             7           Horizon Bank, FSB
1000 Brickell Avenue     since 1997 and Trustee     Investment Services, Inc., Shay
Miami, FL 33131          since 1993 and Trustee     Financial Services, Inc. and Shay
Age: 68                  from 1985 to 1990.         Assets Management, Inc. since 1997
                         Indefinite Term of Office
Rodger D. Shay,          Trustee since 2002.        President and Chief Executive             6           Family Financial
  Jr.(2)...............  Indefinite Term of Office  Officer of Shay Financial                           Holdings, LLC; First
1000 Brickell Avenue                                Services, Inc. since 1997; Senior                    Financial Bank and
Miami, FL 33131                                     Vice President, Shay Assets                                 Trust
Age: 45                                             Management, Inc. since 1997
OFFICERS
Edward E. Sammons,       President since 1998.      President of Shay Assets                  7                 None
  Jr...................  Term of Office Expires     Management, Inc. since 1997
230 West Monroe Street   2006
Chicago, IL 60606
Age: 65
Robert T. Podraza......  Vice President and         Vice President and Chief                  6                 None
1000 Brickell Avenue     Assistant Treasurer since  Compliance Officer of Shay
Miami, FL 33131          1998. Term of Office       Financial Services, Inc. since
Age: 60                  Expires 2006               1990 and 1997, respectively; Vice
                                                    President, Shay Investment
                                                    Services, Inc. since 1990; Vice
                                                    President, Shay Assets Management,
                                                    Inc.
Trent M. Statczar......  Treasurer since 2002.      Financial Services Vice President         7                 None
3435 Stelzer Road        Term of Office Expires     since 2003 and prior thereto
Columbus, OH 43219       2006                       Director and Financial Services
Age: 33                                             Manager, BISYS Investment Services
                                                    Ohio, Inc.
Daniel K. Ellenwood....  Secretary since 1998.      Chief Compliance Officer since            7                 None
230 West Monroe Street   Term of Office Expires     2004 and prior thereto
Chicago, IL 60606        2006                       Operations/Compliance Officer and
Age: 35                                             Operations Manager, Shay Assets
                                                    Management, Inc.

--------------------------------------------------------------------------------
                             ASSET MANAGEMENT FUND
                                  (UNAUDITED)

           TRUSTEES AND OFFICERS OF ASSET MANAGEMENT FUND (CONTINUED)

                                                                                          NUMBER OF
                           POSITION(S) HELD WITH                                         PORTFOLIOS
                           TRUST, LENGTH OF TIME                                           IN FUND              OTHER
                            SERVED AND TERM OF           PRINCIPAL OCCUPATION(S)           COMPLEX          DIRECTORSHIPS
 NAME, ADDRESS AND AGE            OFFICE                   DURING PAST 5 YEARS            OVERSEEN              HELD
-----------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt...  Chief Compliance Officer   Senior Vice President and Chief           7                 None
90 Park Avenue           since 2004. Term of        Compliance Officer, CCO Services
10th Floor               Office Expires 2006        of BISYS Fund Services since 2004;
New York, NY 10016                                  Chief Compliance Officer of four
Age: 45                                             other investment companies or fund
                                                    complexes that CCO Services of
                                                    BISYS Fund Services provides
                                                    compliance services since 2004;
                                                    President, FJS Associates
                                                    (regulatory consulting firm) from
                                                    2002 to 2004; Vice President,
                                                    Credit Agricole Asset Management,
                                                    U.S. from 1987 to 2002.
Christine A. Cwik......  Assistant Secretary since  Executive Secretary, Shay Assets          6                 None
230 West Monroe Street   1999. Term of Office       Management, Inc. since 1999
Chicago, IL 60606        Expires 2006
Age: 55
Alaina V. Metz.........  Assistant Secretary since  Vice President since 2002 and             7                 None
3435 Stelzer Road        1999 and Assistant         prior thereto Chief Administrative
Columbus, OH 43219       Treasurer since 2002.      Officer, BISYS Fund Services Ohio,
Age: 37                  Term of Office Expires     Inc.
                         2006

--------------------------------------------------------------------------------
(1) A trustee is an "interested person" of the Trust under the 1940 Act because the officer holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his or her financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

(2) Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

A. SECURITY ALLOCATION:

MONEY MARKET FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Agency Obligations..........................................       58.1%
Repurchase Agreements.......................................       42.1%
                                                                  -----
Total.......................................................      100.2%
                                                                  =====

--------------------------------------------------------------------------------

ARM FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       76.0%
Fixed Rate Mortgage-Related Securities......................       17.6%
Repurchase Agreements.......................................        8.8%
U.S. Treasury Obligations...................................        0.8%
                                                                  -----
Total.......................................................      103.2%
                                                                  =====

--------------------------------------------------------------------------------

ULTRA SHORT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Adjustable Rate Mortgage-Related Securities.................       74.9%
Fixed Rate Mortgage- Related Securities.....................       15.3%
Repurchase Agreements.......................................        8.5%
U.S. Treasury Obligations...................................        1.1%
                                                                  -----
Total.......................................................       99.8%
                                                                  =====

--------------------------------------------------------------------------------

SHORT U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       46.5%
Adjustable Rate Mortgage-Related Securities.................       43.1%
U.S. Treasury Obligations...................................        8.5%
Repurchase Agreements.......................................        1.5%
                                                                  -----
Total.......................................................       99.6%
                                                                  =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

INTERMEDIATE MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage-Related Securities......................       56.7%
Adjustable Rate Mortgage-Related Securities.................       38.6%
Repurchase Agreements.......................................        3.3%
U.S. Treasury Obligations...................................        0.7%
Agency Obligations..........................................        0.7%
                                                                  -----
Total.......................................................      100.0%
                                                                  =====

--------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE FUND

--------------------------------------------------------------------------------

                                                              PERCENTAGE OF
SECURITY ALLOCATION                                            NET ASSETS
---------------------------------------------------------------------------
Fixed Rate Mortgage- Related Securities.....................       90.0%
Repurchase Agreements.......................................        5.8%
U.S. Treasury Obligations...................................        2.3%
Agency Obligations..........................................        1.9%
                                                                  -----
Total.......................................................      100.0%
                                                                  =====

--------------------------------------------------------------------------------

B. EXPENSE COMPARISON:

EXPENSE COMPARISON:

  As a shareholder of Asset Management Fund you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Asset Management Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 through April 30, 2005.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

ACTUAL EXPENSES

  The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------

                                       BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                     ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                        11/1/04         4/30/05       11/1/04 - 4/30/05   11/1/04 - 4/30/05
-----------------------------------------------------------------------------------------------------------
Money Market Fund........  Class I     $1,000.00       $1,021.40            $0.90               0.18%
                           Class D      1,000.00        1,016.90             3.15               0.63%
ARM Fund.................               1,000.00        1,018.90             2.30               0.46%
Ultra Short Fund.........               1,000.00        1,021.70             2.41               0.48%
Short U.S. Government
  Fund...................               1,000.00        1,010.60             2.44               0.49%
Intermediate Mortgage
  Fund...................               1,000.00        1,014.90             2.40               0.48%
U.S. Government Mortgage
  Fund...................               1,000.00        1,016.50             2.40               0.48%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------

                                        BEGINNING     ENDING ACCOUNT     EXPENSE PAID        EXPENSE RATIO
                                      ACCOUNT VALUE       VALUE         DURING PERIOD*      DURING PERIOD**
                                         11/1/04         4/30/05       11/1/04 - 4/30/05   11/1/04 - 4/30/05
------------------------------------------------------------------------------------------------------------
Money Market Fund.........  Class I     $1,000.00       $1,023.90            $0.90               0.18%
                            Class D      1,000.00        1,021.67             3.16               0.63%
ARM Fund..................               1,000.00        1,022.51             2.31               0.46%
Ultra Short Fund..........               1,000.00        1,022.41             2.41               0.48%
Short U.S. Government
  Fund....................               1,000.00        1,022.36             2.46               0.49%
Intermediate Mortgage
  Fund....................               1,000.00        1,022.41             2.41               0.48%
U.S. Government Mortgage
  Fund....................               1,000.00        1,022.41             2.41               0.48%

--------------------------------------------------------------------------------
* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**   Annualized.

C. BOARD CONSIDERATIONS IN APPROVING ADVISORY AGREEMENTS:

  The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Adviser (the "Advisory Agreement") continues from year to year, subject to termination by the Fund or the Adviser, if such continuance is approved at least annually by a majority of the outstanding shares of each Fund or by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto (the "Independent Trustees"). The separate Investment Advisory Agreement between the Ultra Short Fund and the Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") continues from year to year in the same manner as the Advisory Agreement, subject to the continuation provisions described above.

  The Advisory Agreements were most recently approved for continuation by the Board of Trustees, including a majority of the Independent Trustees, at a meeting on January 30, 2005. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are in the best interests of the Trust. The Independent Trustees met separately from the "interested" Trustees of the Trust and officers or employees of the Adviser and its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination. The

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together.

  The Board reviewed each Fund's total returns over the short- and long-term as compared to the rates of return of a peer group of funds, including the Lipper ranking of each Fund over one-, three-, five- and ten-year periods, as applicable. The Board noted that the Funds (other than the Ultra Short Fund) limit their investments and investment techniques in order to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulation while the peer group of funds do not face such limitations.

  The Board discussed the nature, extent and quality of the services provided under the Advisory Agreements, including the management of the investment portfolios of the Funds, the provision of valuation services and compliance with regulatory requirements, and determined that as to each Fund the services were reasonable. The Board also considered the experience and track record of the personnel responsible for managing the Funds. The Board noted the high caliber personnel provided and the provision of investment performance that met the special needs of the shareholders of the Funds. The Board reviewed the depth of resources available in the Adviser to provide investment management services and reviewed succession planning.

  The Board also considered the advisory fees and the total expense ratios for the Funds as compared to industry averages. It evaluated the fees and the breakpoints in the advisory fees charged by the Adviser under the Advisory Agreements, the voluntary fee waivers and/or expense limits in place for certain Funds and considered whether any economies of scale realized by the Adviser are shared with the Funds. The Board noted that the current fee structure is comprised of breakpoints for each Fund except for the Ultra Short Fund. The Board concluded that given the size of the Ultra Short Fund the institution of breakpoints was not necessary at this time. As to the other Funds, the Board concluded that there were economies of scale, which were appropriately shared with shareholders. The Board determined that the fees charged by the Adviser for managing each Fund are fair and reasonable.

  The Board noted the Adviser's relationship with its affiliate, Shay Financial Services, Inc., which acts as the Trust's distributor. The Board considered the advantage that the distributor's knowledge of its clients' investing preferences offers the Funds. The Board considered that the Adviser does not have any soft dollar arrangements nor does its affiliate execute trades on behalf of the Funds when securities are purchased. The Board concluded that any fallout benefits were appropriately factored into the investment advisory fee rates.

  The Board reviewed the Adviser's registration statement, the financial statements of the Adviser and its parent company, SISI, for various periods, fee waivers by the Adviser, and the profitability of the Adviser from November 1, 2003 to October 31, 2004. The Board concluded that the Adviser's profitability was not unreasonable, particularly given the competitiveness of the fees charged.

  Based upon its evaluation of all material factors, the Board of Trustees, including a majority of the Independent Trustees, determined that continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders and determined that the Advisory Agreements should be approved for continuance.

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (CONTINUED)
APRIL 30, 2005 (UNAUDITED)

--------------------------------------------------------------------------------

D. OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

  Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

  A complete schedule of each Fund's portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 800-527-3713.

                             ASSET MANAGEMENT FUND
                         SHAY FINANCIAL SERVICES, INC.
                      NOTICE OF PRIVACY POLICY & PRACTICES

  Asset Management Fund ("AMF") and Shay Financial Services, Inc., the distributor of the Fund, ("Shay") recognize and respect the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

COLLECTION OF CUSTOMER INFORMATION

  We collect nonpublic personal information about our shareholders from the following sources:

  - Account Applications, shareholder profiles and other forms, which may include a shareholder's name, address, social security number, and information about a shareholder's investment goals and risk tolerance

  - Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder's account

  - Correspondence, written, telephonic or electronic between a shareholder and AMF or Shay

DISCLOSURE OF CUSTOMER INFORMATION

  We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund or Shay other than to:

  - to effect or administer transactions at your request

  - as permitted by law -- for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process

  Shay may disclose any of the shareholder information it collects to its affiliates that are engaged in a variety of financial services businesses, both in connection with the servicing of customer accounts and to inform clients of financial products and services that might be of interest.

SECURITY OF CUSTOMER INFORMATION

  We maintain policies and procedures designed to assure only appropriate access to, and use of shareholder information and physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. And we require service providers to the Fund to maintain similar policies and procedures.

  We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
For general information about any of the Portfolios by Asset Management Fund including fees and expenses, please send for a prospectus and read it carefully before you invest.

SHAY FINANCIAL SERVICES, INC.
230 West Monroe Street/Chicago, IL 60606
800-527-3713

1000 Brickell Avenue/Miami, FL 33131
800-327-6190

83 East Avenue/Norwalk, CT 06851
800-456-8232

8500 Freeport Parkway South/Irving, TX 75063
800-442-9825

4001 Stonewood Drive/Wexford, PA 15090
800-224-5177

350 Springfield Avenue/Summit, NJ 07901
800-553-6159

1035 Market Tower/10 W. Market Street/Indianapolis, IN 46204
800-879-9958

--------------------------------------------------------------------------------
ACCOUNT INFORMATION
--------------------------------------------------------------------------------
To obtain performance data and other account information, call toll free 800-527-3713.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, IL 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street
Chicago, IL 60606

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
The Bank of New York
100 Church Street, 10th Fl.
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Broad Street, Suite 2100
Columbus, OH 43215

                        CO-OPERATIVE BANK INVESTMENT FUND
                             REGISTRATION STATEMENT

Dated:   March 30, 2005
PART A

Items 1-3.
         Not applicable, as this Registration Statement is filed only under the Investment Company Act of 1940 (the 1940 Act") and does not relate to the registration of any securities of the Registrant under the Securities Act of 1933.

Item 4. Investment Objectives, Principal Investment Strategies and Related Risks

        (a) The investment objective of Fund One is to maximize current income consistent with liquidity of assets and safety of principal. Fund One was formed to provide participating banks with a highly liquid, diversified, high-quality investment vehicle designed to assist liquidity management.

            The investment objective of Liquidity Fund is to maximize current income consistent with liquidity of assets and safety of principal. The Liquidity Fund was formed to provide participating Banks with a highly liquid, diversified, high-quality investment vehicle designed to assist liquidity management, while seeking preservation of capital.

            These fund objectives have been in place since the inception of Fund One in 1985 and the Liquidity Fund in 1989. While those objectives may be changed without shareholder approval, the Registrant has no current plans or intention to change such objectives.

        (b) In addition to maintaining cash on hand and in checking accounts due from banks, Fund One invests principally in short and intermediate term marketable debt securities issued by the United States Government or by agencies of the United States, repurchase agreements, reverse repurchase agreements and money market instruments. These securities include, but may not be limited to: (A) certificates of deposits due from any trust company, national banking association or banking company, or any federally insured savings bank; (B) bonds and other direct obligations of the United States or obligations unconditionally guaranteed as to principal and interest by the United States, (C) federal agency obligations which have unexpired terms of five years or less; (D) repurchase agreements; and (E) certain common money market instruments. No more than 5% of the Registrant's assets, at the time of purchase, may be invested in the securities of any one issuer except for direct obligations of the United States or obligations guaranteed by the United States, and other obligations issued under certain Federal programs or by certain federal agencies or instrumentalities. Fund One is further restricted through the investment policy maintained by the Registrant's Officers and Directors. The investment policy for Fund One restricts the Registrant from a) making any investment in equity securities, b) making any intermediate or long-term investment in corporate (non-governmental) debt securities and c) investing more than 25% of the Fund's total assets in the securities of a particular industry other than U.S. Government or Federal agency securities. Investments, except GNMA's, will have maturities of less than five years. The dollar weighted average portfolio maturity for Fund One is 1.4 yrs. Fund One's portfolio of investments was comprised of items (A), (C), and (D), as of December 31, 2004.


        In addition to maintaining cash on hand and in checking accounts Due from banks, the Liquidity Fund invests principally in short term marketable debt securities issued by the United States
Government or by agencies of the United States, bank money instruments, repurchase agreements, short-term corporate debt instruments, commercial paper, and reverse repurchase agreements.
These securities include, but may not be limited to: (A) certificates of deposit due from any trust company, national banking association or banking company, or any federally insured savings bank, co-operative bank or savings & loan association ;(B) Federal funds sold; (C) bonds and other direct obligations of the United States or obligations unconditionally guaranteed as to principal and interest by the United States, and issues of U.S. Government agencies and instrumentalities;
(D) repurchase agreements; (E) commercial paper which, when purchased, is rated A-1 by Standard & Poor's Corporation ("Standard & Poor's) and/or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, has been determined to be of comparable high quality under procedures adopted and approved by the Registrant's Board of Directors. Commercial paper obligations may include variable amount of master demand notes; short-term obligations of corporations; (F) Second Tier securities to the extent permissible by Rule 2a-7 of the Investment Company Act of 1940 (no more than 5% of the Fund's assets in the aggregate and no more than 1% of the Fund's assets or one million dollars, whichever is greater, may be invested in the second tier securities of any one insurer) including commercial paper which when purchased is rated A-2 by Standard & Poor's or Prime-2 by Moody's or if not rated, has been determined to be of comparable quality under procedures adopted and approved by the Fund's Board of Directors; and (G) certain common money market instruments which, when purchased are rated A-1 by Standard and Poor's Corporation and /or Prime-1 by Moody's Investor Services or, if not rated, has been determined to be of comparable high quality under procedures adopted and approved by the Fund's Board of Directors.

        All of the investments for the Liquidity Fund must have a maturity or remaining maturities of 397 days or less; except for, variable rate instruments, which provide for adjustment of interest rates on set dates (currently daily or weekly) and which upon such adjustment is expected to have a market values that approximate their par values, may have a final maturity in excess of 397 days, but for purposes of calculating the average maturity will be deemed to have a maturity equal to (1)the period remaining until the next readjustment of the interest rate if it is an instrument issued or guaranteed by the United States Government or any agency thereof, or (2)the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. The Liquidity Fund will maintain a dollar-weighted average maturity of 90 days or less. The Liquidity Fund may invest more than 25% of its assets in the banking industry through certificates of deposit and federal funds sold in the ordinary course of its business. The Liquidity Fund's portfolio of investments was comprised of items (A), (B),
(C), (D), (E), and (F), as of December 31, 2004.




         The Registrant's board of directors has established procedures designed to stabilize the per share net asset value of shares of the Liquidity Fund at $1,000.Under repurchase agreements entered into by the Registrant, the Registrant purchases government securities from a seller subject to an unconditional agreement to sell the same securities or other assets back to the seller at a higher price. If a purchaser under such a repurchase agreement does not assure its interest by taking possession of a sufficient amount of assets, or the market value of such assets does not remain sufficient, the purchaser is at risk in the event that the seller under such agreement does not fulfill its obligations under the agreement. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. It is the Registrant's policy to minimize risk under such agreements by (a) having its custodian take possession of securities purchased under such agreements and (b) determining that the market value of the securities purchased under such an agreement is adequate to secure its interest at the time of purchase and over the life of the agreement.

         The Registrant recently shortened the overall maturity for both Fund One and Liquidity Fund in light of the increasing short term interest rate environment and the net redemption activity experienced by both funds in the later part of 2004.
The Liquidity Fund portfolio was repositioned in November, 2004 and the Fund One portfolio was repositioned in January, 2005. The portfolio repositioning for each fund was consistent with the objectives and investment strategies for each fund. The effect of this action was to stabilize net asset value in the case of Fund One and position the portfolios of each fund, so that, their ratio of net investment income to average net assets would be more responsive to the expected increases in short term interest rates in 2005.

         The Funds may enter into reverse repurchase agreements to meet short term liquidity needs of the Funds. These agreements may not be in excess of three business days.

         (c) The main risk factor in Fund One's performance is interest rates. The yield and share price of Fund One change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The Fund One's total return includes both income and price gains or losses. While income is the most important component of returns over time, Fund One's emphasis on income does not mean Fund One invests only in the highest-yielding bonds and notes available, or that it can avoid losses of principal. In general, the Fund's net asset value (NAV) ,like bond and note prices rise when interest rates fall and fall when interest rates rise Longer-term bonds and notes are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond or note, in the Fund's portfolio, the greater the impact a change in interest rates is likely to have on the Fund's net asset value (NAV).

             Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. Securities issued by other agencies of the U.S. Government, such as the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, that are not backed by the full faith and credit of the U.S. Government and are backed only by the credit of the issuing agency may also be subject to increased credit risks.

             An additional risk factor in Fund One's performance is pre-payment risk. Many types of debt securities, including mortgage backed securities and callable bonds and notes may be subject to a prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. The risk of lower interest rates on reinvestments of prepayment amounts will also result.


             These risk factors may adversely effect Fund One's net asset value, yield, total return and loss of money in an investment in the Fund may result.


             The main risk factor in Liquidity Fund's performance is interest rates, the fluctuation of which will cause the income of the Liquidity Fund to correspondingly change. The average portfolio maturity may cause a delayed effect before the market interest rate change is fully reflected in the Liquidity Fund's income performance.


             An additional risk factor in the Liquidity Fund's performance, to a limited extent, is credit risk. Credit risk is the chance that the issuer of the security will be unable to pay interest and principal in a timely manner. While the credit quality of the Liquidity Fund's investment portfolio is extremely high based on the principal investment strategies discussed above, the Liquidity Fund is subject to some degree of credit risk.

             The Liquidity Fund seeks to maintain, but does not guaranty a stable net asset value of $1000 per share. In addition, the shares being offered are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation, U.S. Government or its agencies.

        (d) A complete schedule of the portfolio of investments is included in the Registrant's semi-annual and annual offering circulars which are also available on our website www.bankinvestmentfund.com.



               The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which, are available on the Commission's website at http://www.sec.gov. Also Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC and that information may be obtained by Calling 1-800-SEC-0330.

Item 5.  Management, Organization and Capital Structure

         (a) (1)The Registrant's current operation is performed through a no-load, diversified, open-end investment fund
("Fund One") and a no-load, diversified, open-end money market fund (the Liquidity Fund") (Fund One and the Liquidity Fund are hereinafter referred to collectively as the "Funds").


                The Registrant may establish in the future other distinct investment funds with investment objectives different from those which the Registrant has adopted for the Funds. The Registrant's Charter, however, restricts the Registrant's authority to invest its assets to certain specified types of securities and other property.


                The Registrants charter provides that it's Board of Directors shall have full control of the business of the Registrant, except for certain powers retained by the Registrant's incorporators. In particular, the Board of Directors has authority to invest the Registrant's assets, subject to the limitations of the Registrant's Charter.


                The Registrant does not currently employ the services of an investment advisor. Investment decisions for the Registrant are made by authorized officers of the Registrant, pursuant to authority delegated by the Registrant's Board of Directors of the Bank Investment Fund, 75 Park Plaza, Boston, MA 02116. The Registrant reserves the right to appoint an investment advisor at any reasonable and customary fee as may be agreed when, in the opinion of the Registrant's Board of Directors, the use of such services would improve the Funds' performance.


            (2) William F. Casey, Jr., President, has been the Registrant's, primary investment officer since April 2000. Mr. Casey previously held the position of Executive Vice President of the Bank Investment Fund since its inception in 1985. Mr. Casey is also President of the Co-operative Central Bank and served as Financial Vice President from 1980 to 1986 and Executive Vice President and Treasurer of the Co-operative Central Bank from 1986 to 2000.
Mr. Casey is a Certified Public Accountant and was employed in several executive positions in both public accounting and banking prior to 1980.

                The Statement of Additional Information provides additional information about the primary investment officer's compensation. Mr. Casey is the portfolio manager of both Fund One and the Liquidity Fund for the Bank Investment Fund. Other than his duties as President of the Co-operative Central Bank and President and primary investment officer of the Bank Investment Fund, Mr. Casey manages no other accounts. Mr. Casey owns no securities in either Fund One or the Liquidity Fund.

                The Registrant does not currently utilize the services of any person (other than its directors, officers or employees) to provide significant administrative or business affairs management services to the registrant.

                The Registrant does not utilize the services of a transfer agent or a dividend paying agent.

            (3) There are no legal proceedings pending to which the Registrant is a party.


         (b) The Registrant has no capital stock; beneficial ownership of the Registrant is represented by shares of beneficial interest divided into two series, Fund One (Series 1) and Liquidity Fund (Series 2). Each share within each such series is equal in every respect to every other share of that series.
The shares of beneficial interest in the Registrant do not provide holders of such shares with any voting rights. The right to elect the Registrant's board of directors is vested in the Registrant's incorporators, who are the directors of the Central Bank.

                Under the Registrant's Charter, its shares may not be issued to any persons other than Massachusetts co-operative banks, Massachusetts savings banks, the Co-operative Banks Employees Retirement Association, the Central Bank, The Savings Bank Life Insurance Company of Massachusetts, the National Consumer Co-operative Bank, Massachusetts trust companies, credit unions incorporated in Massachusetts and federally chartered credit unions, savings banks and savings and loan associations with their principal places of business in Massachusetts and affiliates of other eligible investors in the Registrant. Notwithstanding these charter provisions, the Registrant is not currently offering its shares to any credit unions, the Co-operative Banks Employees Retirement Association, nor is it offering its shares to any affiliate of an eligible investor other than a wholly-owned subsidiary of an otherwise eligible investor. Moreover, shares of the Liquidity Fund are not being offered to any affiliate of any eligible investor, but rather is offered to eligible banking institutions only.
The Registrant's shares may not be transferred by eligible investors to any persons other than such eligible investors
(except that the shares may be pledged to such other persons by such investors, or may be transferred to the Central Bank).
If the Registrant's shares are acquired by any other person by operation of law or by foreclosure upon the pledge of such shares
(or through transfer in the case of the Central Bank), and if such condition is known to the Registrant, no dividend may be paid on such shares after 30 days from the date of such acquisition. furthermore, the Registrant must offer to repurchase the shares from such person at net asset value of the shares, less any dividends paid thereon, after said thirty days. If such offer is refused, the redemption price which the holder of such shares may obtain in any subsequent repurchase of those shares by the Registrant is limited to the net asset value of the shares as last determined during said thirty days.

Item 6.  Shareholder Information

         (a) Fund One's net asset value per share is determined once daily as of 4:00 p.m. Eastern Standard Time, which is the normal close of trading on the New York Stock Exchange is open for business. The net asset value per share by Fund One is determined by adding the market values of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding.
The price at which an order is effected is based on the next calculation of net asset values after the order is placed. U.S. debt securities are normally valued on the basis of valuations provided by market makers.
Such prices are believed to reflect the fair value of such securities and to take into account appropriate factors such as institutional size trading in similar groups of securities, yield quality, coupon rate, maturity, and type of issue, and other market data. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.


              The Liquidity Fund's net asset value per share is determined once daily as of 2:00 p.m. Eastern Standard Time, by dividing the value of all investment securities and all other assets, less liabilities, by the number of shares outstanding. The Liquidity Fund is a money market fund and it's investment securities are valued based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Corporation's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1,000.00.


              The Registrant, its custodial bank and the New York Stock Exchange generally observe the following holidays during the calendar year: New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. Additionally, the New York Stock Exchange observes Good Friday as a holiday.


     The Registrant continuously offers shares of each series to all eligible investors and such shares (except shares of which the redemption price has become fixed under special conditions set forth in the Charter, as described on Capital Structure under Item 6(b)), are sold and redeemed by each Fund only at prices equal to the net asset value of the shares of such Fund's series outstanding.



              Shares of each Fund are offered for sale on days on which the New York Stock Exchange is open for business. There is no sales charge. The minimum initial investment is $50,000.00 Additional investments may be made in any amount in excess of the minimum.


           (b) Fund Purchase Instructions

1.Fund One (Series 1)

                Call your correspondent bank and speak to your account officer. Tell the officer that you want to transfer funds to State Street Bank and Trust Company. Instruct the officer to wire transfer the money before 4:00 p.m., Eastern Standard Time, to:
                           State Street Bank and Trust Company
                           Boston, Massachusetts
                           Routing number 0110-0002-8
                           For account of the Bank Investment
                           Fund, Fund One
       Account number:  9006-930-3





1.Liquidity Fund (Series 2)

                Call your correspondent bank and speak to your account officer. Tell the officer that you want to transfer funds to State Street Bank and Trust Company. Instruct the officer to wire transfer the money before 2:00 p.m., Eastern Standard Time, to:
                           State Street Bank and Trust Company
                           Boston, Massachusetts
                           Routing number 0110-0002-8
                           For account of the Bank Investment
                           Fund, Liquidity Fund
       Account number:  9006-884-2



              If your correspondent bank account is with the State Street Bank and Trust Company, contact your account officer and instruct the officer to transfer funds from your account to the account of the Bank Investment Fund, Fund One, Account number 9006-930-3, (before 4:00 p.m. Eastern Standard Time or to the account of the Bank Investment Fund, Liquidity Fund, Account number 9006-884-2 (before 2:00 p.m. Eastern Standard Time.



              AFTER INSTRUCTING YOUR BANK TO TRANSFER FUNDS, PLEASE
       CALL THE REGISTRANT AND TELL US THE AMOUNT YOU TRANSFERRED AND
       THE NAME OF THE BANK SENDING THE TRANSFER.  YOUR BANK MAY CHARGE
       A FEE FOR SUCH SERVICES. REMEMBER, IT IS IMPORTANT TO DO THIS BEFORE 4:00 P.M. EASTERN STANDARD TIME, (FOR FUND ONE) OR 2:00 P.M. EASTERN STANDARD TIME, (FOR LIQUIDITY FUND).


         The securities market in which the Fund buys and sells securities usually requires immediate settlement in Federal funds for all securities transactions; therefore, payment for the purchase of each Fund's shares must be made by Federal funds or bank wire which can be converted immediately into Federal funds. Orders received prior to 4:00 p.m., Eastern Standard Time, (for Fund One) and 2:00 p.m., Eastern Standard Time, (for Liquidity Fund) will be invested in shares of the appropriate Fund at the next determined net asset value.



      (c) Fund Redemption Instructions


         The Registrant will redeem shares of either series from shareholders of record, without any charge, at the per share net asset value next determined for such series after a request for redemption is received. Redemption may be requested, if authorized in advance and in writing, by telephone request to the Registrant. Shareholders also may make redemption requests by signed written request addressed to the Registrant. Call the Registrant by 4:00 p.m., Eastern Standard Time, (for Fund One) or 2:00 p.m., Eastern Standard Time, (for Liquidity Fund) to redeem shares that day (Trade Date), for payment on the following day (Settlement Date). When the amount to be redeemed is at least $5,000, the Registrant will automatically wire transfer the amount to your correspondent bank account at settlement. The Registrant will make payment by check when the amounts redeemed are less than $5,000.00.

         Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on said exchange is restricted, (c) when an emergency exists as a result of which disposal by the Registrant of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Registrant to fairly determine the value of the net assets of the Funds, or (d) during any period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


         The Registrant has not established any procedure whereby a shareholder can sell its shares to the Registrant through a broker/dealer.


         The Registrant has not established any procedure which would permit it to redeem shares involuntarily in accounts below a certain number or value of shares.


     (d) The Registrant's policy is to declare dividends from net income on each day the Funds are open for business and to make payments thereof to shareholders on a monthly basis.
Distributions of realized net capital gains, if any, are declared and paid once a year.

Unless an investor elects in writing to receive dividends on a cash basis, dividends and distributions are credited to each investor's investment account as additional shares in the Registrant of the same series as the shares on which the dividend was paid, at net asset value on the date of payment. An investor wishing to change the method by which it receives dividends and distributions must notify the Registrant in writing at least one week before the effective date of such change.



     (e) Frequent purchase and redemption of fund shares, if excessive or abusive, for either fund could in a period of declining interest rates, cause some dilution in the daily ratio of net investment income to average net assets. In addition frequent purchases and redemptions of Fund One shares, if made for trading purposes only, could cause some dilution in the net asset value per share. The objective of both funds is to assist their institutional investors with liquidity management. Daily purchase and redemption activity especially in the Liquidity Fund is a normal and routine transaction for these institutional investors. No excessive or abusive activity has been noted to date. In view of this and of the institutional nature of the eligible investors in the funds, the board has not deemed it necessary to adopt restrictive policies or procedures with respect to frequent purchases and redemptions.

          Currently the Registrant has no volume restriction for purchases, sales or exchanges, and does not charge any exchange, redemption or other transaction fee. The Registrant imposes no minimum holding period.


    (f) The Registrant has and intends to continue to meet the requirements of Subchapter M of the Internal Revenue Code for regulated investment companies with respect to Fund One and intends to meet such requirements with respect to the Liquidity Fund and, therefore, will not be liable for federal income taxes to the extent that its earnings are distributed.

              Each of the Funds must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its gross income be derived from dividends, interest, payment with respect to securities loans or other disposition of securities and certain other income; that at the close of each quarter of its taxable year at least 50% of the value of its assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that no more than 30% of its gross income be derived from sales of securities held for less than three months.




               In 2004, the Liquidity Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. The resulting loss carry forward of $181,035 will expire on December 2012. A corporate officer voluntarily contributed $53,854 to the Liquidity Fund in order for the Liquidity Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

               Dividends derived from interest, together with distributions of any short-term capital gains, are taxable as ordinary (interest) income whether or not reinvested in shares of the Registrant. Dividends of the Registrant will not qualify for the 85% dividends received provisions of the Internal Revenue Code for corporations. Investors in the Registrant may be proportionately liable for taxes on income and gains of the Registrant. The Registrant will inform its shareholders of the amount and nature of any income or gains.

               Shares of either Fund One or the Liquidity Fund may be exchanged for shares of the other Fund on the basis of the respective net asset values of the shares involved. Such exchange will be treated as a sale of the surrendered shares and any gain on the transaction may be subject to federal and state income taxes.


          (g)  Not applicable


Item 7.   Distribution Arrangements


(a) No sales charge will be made and no sales load will be involved in the distribution of any series of the Registrant's shares.

          (a) 1-5   Not applicable


(b) The Registrant, by action of its Board of Directors, has adopted a plan under Rule 12b-1 of the 1940 Act for the payment of distribution expenses for the Funds (the "Plan"). The Plan provides for quarterly review by the Registrant's Board of Directors of the amount of and purposes for which expenditures were made under the Plan and an additional, more extensive annual review in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on an annual approval (1) by a majority of the Registrant's Directors and (2) by a majority of the Directors who are not "interested persons" as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ( All the Directors of the Registrant are the Plan directors as described in (1) and (2) above.) The Plan may be terminated at any time by vote of a majority of the Plan directors.

    The principal types of activities for which payments will be made pursuant to the Plan are: (1) fees for membership in trade associations, including associations in which investors eligible to invest in one or more of the Funds are members; (2) sponsorship of program activities at conferences attended by eligible investors, or attendance at such conferences by the Registrant's personnel, and related travel, meal and other expenses; (3) meals and other expenses, including travel expenses, related to business meetings with investors and potential investors in one or more of the Funds; (4) personal items marked with the name or logo of the Registrant for distribution to investors or eligible investors in the Funds;(5) printing and postage expenses for written materials to be sent to eligible investors who are not shareholders in the funds; (6) subscription to publications for re-distribution to eligible investors of the Registrant; (7) formulation and implementation of marketing and promotional activities;(8) compensation to officer responsible for sales and customer service and (9) any other activities of a substantially similar nature which may result in the sale of Shares, either directly or through other persons with which the Registrant may enter into agreements related to the Plan in accordance with Rule 12b-1.



         The Plan is applicable to both Fund One and the Liquidity Fund. Any expenses incurred pursuant to the Plan which directly relate to the sale or distribution of shares of either Fund, e.g., printing and mailing of offering materials, will be allocated to and paid by the applicable Fund. Expenses which do not directly relate to the sale and/or distribution of shares of either Fund will be allocated between the Funds in accordance with the annual budget as determine by the Board of Directors of the Corporation to be fair and equitable or on such other basis as the board of Directors of the Corporation may determine from time to time to be fair and equitable. Because these expenses are paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than other types of sale charges.


        Plan expenses may not exceed an amount computed at an annual rate of .12 of 1% of each Fund's average daily net assets. Fund One paid or accrued $21,392 (.03% of average net assets) and the Liquidity Fund paid or accrued $33,559 (.01% of average net assets) pursuant to this plan for the year ended December 31, 2004.


(c) Not applicable as the Registrant does not maintain any Multiple Class Fund or Master-Feeder Fund.

Item 8 Not applicable, as this Registration Statement is filed only under the Investment Company Act of 1940 (the 1940 Act") and does not relate to the registration of any securities of the Registrant under the Securities Act of 1933.





PART B


STATEMENT OF ADDITIONAL INFORMATION
FUND ONE (SERIES 1)
AND
LIQUIDITY FUND (SERIES 2)
CO OPERATIVE BANK INVESTMENT FUND (REGISTRANT) d/b/a Bank Investment Fund

Item 9(a)

      This Statement of Additional Information is not a prospectus, and should be read in conjunction with Part A of the Registrant's Statement dated March 30, 2005 under the Investment Company Act of 1940 of which this Statement of Additional Information is a part. A copy of the entire Registration Statement, including Part A, may be obtained, without charge, upon request from the Bank Investment Fund, 75 Park Plaza, Boston, Massachusetts 02116-3934, (617) 695-0415 ( collect)

    This Statement of Additional Information (SAI) provides more detail about each fund and its policies. References are made in this SAI to Part A of our Registrant's Statement dated
March 30, 2005. No other information or documents are incorporated by reference in Part B, the SAI.


Dated:  March 30, 2005






Item 9(b)   Table of Contents

Item No.                          Title                Page  No.

10                Fund History                                16

11 Description of The Fund and Its Investments 16 and Risks

12                Management of the Fund                      22

13                Control Persons and Principal Holders       28
                  of Securities

14                Investment Advisory and Other Services      29

15                Portfolio Managers                          31

16                Brokerage Allocation and Other Practices    32

17                Capital Stock and Other Securities          33

18                Purchase, Redemption and Pricing of         34
                  Shares

19                Taxation of The Fund                        36

20                Underwriters                                36

21                Calculations of Performance Data            36

22                Financial Statements                        37








Item 10.  Fund History


          The Registrant commenced active operations as an investment company on October 18, 1985. General information regarding the Registrant is included under Item 6(a)(1) The Registrant is a corporation organized effective April 7, 1985 pursuant to a special act of the Commonwealth of Massachusetts (Massachusetts
Acts of 1984, Chapter 482, as amended by Massachusetts Acts of
1986, Chapter 244, Massachusetts Acts of 1990, Chapter 277, Massachusetts Acts of 1991, Chapter 285, and Massachusetts Acts of 1993, Chapter 147) (collectively, the "Charter"). The Registrant's chartered name is the Co-operative Bank Investment Fund, and the Registrant does business under the name Bank Investment Fund. The Registrant commenced active operations on October 18, 1985. The Registrant was established to provide one or more mutual investment funds for Massachusetts cooperative banks and other institutions.
From October 18, 1985 through October 12, 1988, the Registrant's operations were performed through a single investment fund.
On October 12, 1988, the Registrant organized a second fund as a money market fund. The Registrant is regulated by the Massachusetts Commissioner of Banks.


Item 11.   Description of the Fund and its Investments and Risks


        (a) Classification

       The Registrant is an open-end management company.
The Registrant operates as a diversified management company.

                The Registrant's current operation is
performed through a no-load, diversified, open-end investment fund ("Fund One") and a no-load, diversified, open-end money market fund (the "Liquidity Fund") (Fund One and the Liquidity Fund are hereinafter referred to collectively as the "Funds").


        (b) Investments Strategies and Risks

       In addition to maintaining cash on hand and in checking accounts due from banks, Fund One invests principally in short and intermediate term marketable debt securities issued by the United States Government or by agencies of the United States, repurchase agreements, reverse repurchase agreements and money market instruments.

             Asset investments for Fund One include, but may not be limited to: a) certificates of deposit due from any trust company, national banking association or banking company, or any federally insured savings bank, b) bonds and other direct obligations of the United States or such obligations as are unconditionally guaranteed as to principal and interest by the United States, including GNMA's, c) federal agency obligations which have unexpired terms of five years or less, d) repurchase agreements, and e) certain common money market instruments.



             In addition to maintaining cash on hand and in checking accounts due from banks, the Liquidity Fund invests principally in short-term marketable debt securities issued by the United States Government or by agencies of the United States, bank money instruments, repurchase agreements, short-term corporate debt instruments, commercial paper, and reverse repurchase agreements.



             Asset investments for Liquidity Fund include, but may not Be limited to: a) certificates of deposit due from any trust company, national banking association or banking company, or any federally insured savings banks, co-operative bank or savings & loan association, b) Federal Funds sold, c) bonds and other direct obligations of the United States which are unconditionally guaranteed as to principal and interest by the United States, and issues of U.S. Government agencies and instrumentalities, d) repurchase agreements, e) commercial paper which, when purchased, is rated A-1 by Standard & Poor's Corporation
("Standard & Poor's") and/or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, has been determined to be of comparable high quality under procedures adopted and supervised by the Fund's Board of Directors. Commercial paper obligations may include variable amount of master demand notes; short term obligations of corporations, f) Second
Tier securities to the extent permissible by Rule 2a-7 of the Investment Company Act of 1940 (see investment restrictions) including commercial paper which when purchased is rated A-2 by Standard & Poor's or Prime-2 by Moody's or if not rated, has been determined to be of comparable quality under procedures adopted and approved by the Fund's Board of Directors, and g) certain common money market instruments which when purchased are rated A-1 by Standard and Poor's Corporation and/or Prime-1 by Moody's Investor Services or, if not rated, has been determined to be of comparable high quality under procedures adopted and approved by the Fund's Board of Directors. All the above eligible investment must have original maturities or remaining maturities of 397 days or less.
In addition, the Fund will maintain a dollar weighted average maturity of 90 days or less.


          The main risk factor in Fund One's performance is interest rates. The yield and share price of Fund One change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The Fund One's total return includes both income and price gains or losses. While income is the most important component of returns over time, Fund One's emphasis on income does not mean Fund One invests only in the highest-yielding bonds and notes available, or that it can avoid losses of principal. In general, the Fund's net asset value (NAV) ,like bond and note prices rise when interest rates fall and fall when interest rates rise Longer-term bonds and notes are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond or note, in the Fund's portfolio, the greater the impact a change in interest rates is likely to have on the Fund's net asset value (NAV).



          Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government has little credit risk. Securities issued by other agencies of the U.S. government generally have low credit risks.


          An additional risk factor in the Fund One's performance is prepayment risk. Many types of debt securities, including mortgage securities and callable bonds and notes may be subject to a prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. The risk of lower interest rates on reinvestments of prepayment amounts will also result.


             These risk factors may adversely effect Fund One's net asset value, yield, total return and loss of money in an investment in the Fund may result.

             The main risk factor in the Liquidity Fund's performance is interest rates, the fluctuation of which will cause the income of the Liquidity Fund to correspondingly change. The average portfolio maturity may cause a delayed effect before the market interest rate change is fully reflected in the Liquidity Fund's income performance.

             An additional risk factor in the Liquidity Fund's performance, to a limited extent, is credit risk. Credit risk is the chance that the issuer of the security will be unable to pay interest and principal in a timely manner. While the credit quality of the Liquidity Fund's investment portfolio is extremely high based on the principal investment strategies discussed above, the Liquidity Fund is subject to some degree of credit risk.


         (c) Fund Policies

       (1) The restrictions and investment policies of the Registrant for Fund One and Liquidity Fund are described as follows:


         (i) The Registrant does not have any authority to issue any securities, including senior securities, other than the shares of beneficial interest which will be sold to eligible investors pursuant to the Registrant's Charter.



         (ii) The Registrant may borrow money under its Charter, provided that the term of such borrowing may not be in excess of three business days. This authority is designed to meet short-term liquidity needs of the Registrant which might otherwise require liquidation of portfolio assets. Any such borrowing, including reverse repurchase agreements, would be limited to borrowing allowable under Section 18 of the 1940 Act and applicable regulations promulgated thereunder.


     (iii) The Registrant has no power under its Charter to underwrite securities of other issuers, or to acquire securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public.

         (iv) The Registrant's Charter provides that no more than 5% of the Registrant's assets may be invested in the securities of any one issuer except for: (1) direct obligations of the United States; (2) obligations unconditionally guaranteed by the United States; (3) obligations of, or instruments issued by and fully guaranteed by, the Federal National Mortgage Association; (4) debentures, bonds or other obligations issued by a Federal Home Loan Bank or consolidated Federal Home Loan Bank debentures or bonds issued by the Federal Home Loan Bank Board under the Federal Home Loan Bank Act; (5) debentures issued by the central bank for co-operatives, or consolidated debentures issued by said central bank and the 12 regional banks for co-operatives under the Farm Credit Act of 1933 or any successors thereto; (6) collateral trust debentures or other similar obligations issued by any federal intermediate credit bank or consolidated debentures or other similar obligations issued by the 12 federal intermediate credit banks under the Federal Farm Loan Act; (7) farm loan bonds issued by and federal loan bank representing domestic farm labor housing loans authorized by
Section 514 of the Federal Housing Act of 1949, as amended by the Federal Housing Act of 1961.



         Fund One's investment policy restricts it from investing more than 25% of its assets in the securities of any particular industry other than U.S. Government or Federal agency securities.


        The Liquidity Fund may invest more than 25% of its assets in the banking industry through certificates of deposit and Federal funds sold in the ordinary course of its business. However, the Fund will not invest more than 35% of the Fund's assets in that industry. The Fund will not concentrate its investments in any other industry other than banking.


         The Registrant is not authorized to, and does not, invest in shares of common or preferred stock or in foreign investments of any kind in either Fund One or Liquidity Fund.


         (v) The Registrant's Charter allows the Registrant to make and acquire certain real estate mortgage loans. The Registrant does not currently intend to exercise such power. The Registrant is authorized to acquire by foreclosure or otherwise and hold real estate for sale, or other disposal, incidental or necessary to the collection or servicing of said real estate mortgage loans, if any






         The Registrant has no power under its Charter to engage in the purchase or sale of commodities or commodity contracts.

         (vi) The Registrant regularly invests in debt securities as described in Item 4 (b) of Part A. In addition, the Registrant may make short-term loans of portfolios securities to broker/ dealers collateralized by securities received from such broker/ dealers of like quality and value of which the Registrant will take possession. The Registrant does not make any loans to other persons.

         (vii) Fundamental investment policies and restrictions of the Registrant for Fund One and Liquidity Fund, followed in connection with the Registrant's operations, are described under Items 4 (a) of Part A of the Registration Statement of which this Statement of Additional Information is a part. The Registrant does not treat any other policy as a matter of "fundamental policy" pursuant to Section 8(b) (3) of the 1940 Act.

         The Registrant does not have any significant investment policies other than as described above and in Item 4 of Part A of the Registration Statement of which this Statement of Additional
Information is a part.


         The Board of Directors of the Corporation has investment discretion with regard to Fund One assets.



(d)  Not Applicable


        (e) Portfolio Turnover

        Fund One's portfolio turnover ratio was 28.1% for 2004, compared to its portfolio turnover ratio of 102.2% for 2003 and
80.3 for 2002. The short term interest rates in 2001 through 2003 resulted in securities in the portfolio being called at an accelerated rate, and resulted in larger than normal turnover ratio in these years. Called security activity was greatly reduced in 2004 due to both the anticipation of and actual short-term interest increases that occurred as discussed above.


(f)   Disclosure of Portfolio Holdings

                  A complete schedule of the portfolio of investments is included in the Registrant's semi-annual and annual offering circulars which are also available on our website www.bankinvestmentfund.com.

                The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which, are available on the Commission's website at http://www.sec.gov. Also Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC and that information may be obtained by Calling 1-800-SEC-0330.

                Offering circulars, including a complete schedule of the portfolio of investments for each fund, are mailed semi-annually to all participating and eligible investors, all of whom are institutional investors. Additional copies are furnished upon request to eligible investors, and their service providers or agents, such as auditors, bank regulators, investment advisors and bank trade associations. These circulars remain available for distribution upon request until the next semi-annual update. No conditions or restrictions have been placed on these offering circulars or the investment portfolio schedules therein. This information is released on or before the 60th day following the end of the relevant semi-annual period. The Registrant's president and treasurer otherwise may, if needed, authorize disclosure of the portfolio securities for either Fund One or The Liquidity Fund.

                Management and the board of directors of the Registrant deem the above frequency of disclosure to be sufficient and in the interest of all shareholders. Because both funds include debt securities only of short to intermediate duration, no separate fund advisor or underwriter is currently employed for either fund and participants in each fund are institutional investors only, procedures to address conflicts of interest beyond the Registrant's code of ethics was not deemed necessary. The Registrant has no ongoing arrangement, compensation or consideration regarding the investment portfolio, portfolio management or portfolio disclosure.




 Item 12.  Management of The Fund

   (a)

   (1)             (2) & (3)       (4)            (5)        (6)

                  Position(s)
   Name, Age      Held with      Principal     Number of    Other
   And Address    Registrant     Occupation(s) Portfolios   Director-
                     and         during past   in Fund      ships of
                  Term of Office 5 years       Complex      Public
                  And Length of                Overseen by  Companies
                  Time Served                  Director     Held

William F.
Casey, Jr.,60     President      President        2         None
75 Park Plaza     (since April   of the Co-
Boston, MA        1 2000 )Exec-  operative
02116-3934        utive Vice     Central Bank
                  President      Boston,
                  prior thereto  Massachusetts
                                 (since April
                    yearly       1, 2001
                  since 1985     Executive Vice
                                 President and
                                 Treasurer
                                 Of The
                                 Co-operative
                                 Central Bank,
                                 prior thereto

Susan L.
Ellis,55        Vice President   Vice President    2       None
75 Park Plaza   and Treasurer    of The
Boston, MA                       Co-operative
02116-3934         yearly        Central Bank
                 since 1985      Boston
                                 Massachusetts,


Annemarie
Lee,46         Vice President   Vice President     2        None
75 Park Plaza  and Clerk of     of The
Boston, MA     the Corporation  Co-operative
02116-3934     (since June 19,  Central Bank
               2003); and       Boston,
               Vice President   Massachusetts
               Prior thereto

                  yearly
                since 2003


John R.        Vice President   Vice President     2       None
McSorley,62                     of R. Seelaus & Co.,
75 Park Plaza                   Inc. Boston,
Boston, MA        yearly        Massachusetts
02116-3934      since 2003     (2002-2003); Vice
                                President of Paine
                                Webber, Inc. Boston
                                Massachusetts (1997-2000)





Item 12.  Management of The Fund

   (a)

   (1)             (2) & (3)       (4)            (5)       (6)

                  Position(s)
   Name, Age      Held with      Principal     Number of    Other
   And Address    Registrant     Occupation(s) Portfolios   Director-
                     and         during past   in Fund      ships of
                  Term of Office 5 years       Complex      Public
                  And Length of                Overseen     Companies
                  Time Served                  by Director  Held


Peter W.                         President of     2         None
Copelas,62      Director         the Heritage
5 Mustang                        Co-operative
Circle          Term:ends 2006   Bank Salem
Danvers         since 2004       Massachusetts
MA. 01923


James F
Culhane,74      Director and     Chairman of the  2        None
75 Charles      Chairman of      Board of the
Diersch St.     Board            North Cambridge
E. Weymouth                      Co-operative
MA. 02189       Term:ends 2006   Bank Cambridge,
                since 2000       Massachusetts
                                 (since May 2002)
                                 and President
                                 prior thereto


Alfonso
De Vito,68      Director*        Chairman of the  2        None
26 Rustic St.                    Board of the
Newton,         Term:ends 2006   Village Bank
MA. 02458       since 1999       Newton
                                 Massachusetts



Edward T.
Mulvey,69      Director*         Chairman of      2        None
50 Pond St.                      the Board of
Cohasset,      Term:ends 2005    the Pilgrim
MA. 02081      since 1999        Co-operative
                                 Bank
                                 Cohasset,
                                 Massachusetts




*  Members of the Audit Committee.



Item 12.  Management of The Fund




(a)

   (1)                 (2) & (3)       (4)          (5)          (6)

                      Position(s)
   Name, Age          Held with      Principal     Number of    Other
   And Address        Registrant     Occupation(s) Portfolios   Director-
                         and         during past   in Fund      ships of
                      Term of Office 5 years       Complex      Public
                      And Length of                Overseen by  Companies
                      Time Served                  Directors    Held


Harold S.
Otto,54              Director         President of      2       None
44 Laconia                            the Methuen
Circle, North        Term:ends 2005   Co-operative
Andover MA,          since 2002       Bank, Methuen,
01845                                 Massachusetts


Robert W.
Terravecchia, Jr.,40 Director*        President of      2       None
15 Tayla Drive                        the Weymouth
Weymouth             Term:ends 2007   Bank, Weymouth
MA, 01852            since 2003       Massachusetts




Joseph F.
Truskowski, Jr.,54   Director         President of      2       None
55 Orchard Hill                       the Adams
North Adams MA,      Term:ends 2007   Co-operative
02145                since 2004       Bank Adams
                                      Massachusetts


*  Member of the Audit Committee.


                All Board members are independent directors.

                (5) The number of portfolios in the fund complex overseen by the directors above are two (Fund One & Liquidity Fund.)

                (6) There are no other directorships held by the directors listed above.







            (b)  Board of Directors

            (1) The business of the Corporation is conducted by a Board of Directors elected by the Corporation's Incorporators and the Directors have investment discretion relative to Corporation assets. The Incorporators of the Corporation are the Directors of the Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts's co-operative banks.


         (b)(2)  Audit Committee

(i) The Audit Committee is appointed by the Board of Directors of the Bank Investment Fund (the "Registrant") to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

       monitor the integrity of the Registrant's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

       monitor the independence and performance of the Registrant's independent auditors and controller performing independent audit functions; and provide an avenue of communication among the independent auditors, management, the controller and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and it has direct access to the independent auditors as well as anyone in the company.

              (ii) There are three directors that serve on the Audit
Committee: Mr. Alfonso De Vito, Mr. Edward T. Mulvey. and Mr. Robert W. Terravecchia, Jr. Mr. Robert W. Terravecchia, Jr., an independent director, has been determined by the Board of Directors to be the Audit Committee financial expert. Mr. Terravecchia is both an attorney and certified public accountant. In Massachusetts

              (iii) The Audit Committee met four times in 2004 and is scheduled to meet quarterly in 2005. The Audit Committee met with the independent auditors prior to and following the 2004 annual audit. The Audit Committee also met with the controller three times in 2004 to review the report of internal audit activities. The Audit Committee is scheduled to meet at least quarterly with the controller to review internal audit activities in 2005.

              (iv) Not Applicable

         (b)(3) thru (b) (10) Not Applicable


         (c)   Compensation

               The following table sets forth, for each of the three highest paid officers and directors of the Registrant whose total direct or indirect remuneration from the Registrant exceeded $60,000 and for all directors and officers of the Registrant as a group, all direct and indirect remuneration paid or accrued by the Registrant for services in all capacities during the year ended December 31, 2004.


     (1)               (2)and(5)            (3)             (4)
Name of Person,      Aggregate        Pension or       Estimated
Position             Compensation     Retirement       Annual
                     From Registrant  Benefits Accrued Benefits
                     (1)              As Part of       Upon(2)
                                      Fund Expenses    Retirement
?????????????????????????????????????????????????????????????????
Peter W. Copelas
Director                     3,500             0                0


James F. Culhane
Director                     2,500             0                0


Alfonso De Vito
Director                     5,300             0                0


Edward T. Mulvey
Director                     5,300             0                0


Harold S. Otto
Director                     4,500             0                0


Robert W. Terravecchia, Jr.
Director                     5,300             0                0


Joseph F. Truskowski, Jr.
Director                     4,500             0                0


Barry H. Whittaker.
Director                     1,000             0                0


William F. Casey, Jr.
President                        0             0          114,932


Susan L. Ellis
Vice President              44,027         4,403          123,595
Treasurer



John R. McSorley
Vice President              86,667         6,167           6,326


Officers and               193,794        13,685         380,130
 Directors
 as a Group
 (twelve
 persons
 including
 the above)


__________________________

(1) Includes Directors fees; does not include health and hospitalization insurance benefits provided to all salaried employees of the Registrant pursuant to plans which do not discriminate in favor of officers and directors; Does not include remuneration paid by the Co-operative Central Bank for services provided to such Bank.



(2) Includes all estimated benefits accrued with respect to the Co-operative Banks Employees' Retirement Association (the retirement association for the Central Bank, the Registrant, Massachusetts co-operative banks, and certain other institutions), whether attributable to the Central Bank or the Registrant.

_______________________________

         (d)  Sales Loads    Not Applicable

         (e)  Code of Ethics

              This policy establishes the standards of ethical business behavior and personal conduct for the members of the Board of Directors, officers and employees of the Bank Investment Fund (the "Corporation") in accordance with the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended.

             Access persons are restricted from making any purchases or sales of securities on the approved securities list (restricted transaction securities) within 15 days following the initial approved listing or within 15 days following the purchase or sale of such listed security by the Corporation. Access persons should also seek to avoid purchases and sales of such securities within
15 days prior to any purchases and sales of such securities by the Corporation. Access persons are encouraged to contact the review officer for pre-approval of any individual proposed purchases and sales of such securities.
         (f)  Proxy Voting Policies    Not Applicable


Item 13.   Control Persons and Principal Holders of Securities


         (a)  Control Persons

              No person is in a control relationship with the Registrant.

         (b)  Principal Holders

              As of February 28, 2005 the following seven (7) investors of Fund One and two (2) investors of Liquidity Fund owned of record 5% or more of the shares of beneficial interest. The shares of beneficial interest do not provide the holders of such shares with any voting rights.

                                              % of ownership,
                                              both beneficially
                         Holder                 and of record

Fund One

         Co-operative Central Bank
         Boston, Massachusetts                         11.21%

         North Cambridge Co-operative Bank
         Cambridge, Massachusetts                       9.21%

         North Brookfield Savings Bank
         North Brookfield, Massachusetts                9.21%

         Easthampton Savings Bank/
         ESB Securities Corp.
         Easthampton, Massachusetts                     7.69%

         Institution for Savings
         Newburyport, Massachusetts                     7.45%

         Bank of Canton/
         Greenlodge Corporation
         Canton, Massachusetts                          6.93%

         Braintree Co-operative Bank
         Braintree, Massachusetts                       6.86%

Liquidity Fund

         Institution for Savings/
         1820 Security Corporation
         Newburyport, Massachusetts                     8.76%

         Easthampton Savings Bank/
         ESB Securities Corp
         Easthampton, Massachusetts                     7.08%



        (c) Management Ownership

     The directors and officers of the Registrant are not eligible to hold the equity securities of the Registrant; the Registrant's Charter limits its eligible shareholders to certain Massachusetts's banks and certain other institutions. The directors are also directors and/or officers of co-operative banks which own beneficial interests in shares of the Funds.



Item 14.  Investment Advisory and Other Services

         (a)-(f) The Registrant does not currently utilize the services of any investment advisor. Investment decisions for the Registrant are made by authorized officers of the Registrant, subject to authority delegated by the Registrant's Board of Directors. The Registrant reserves the right to appoint an investment advisor at any reasonable and customary fee as may be agreed when, in the opinion of the Registrant's Board of Directors, the use of such services would improve the Funds' performance. No person other than a director, officer or employee of the Registrant furnishes advice to the Registrant with respect to investments.

         (g ) See Item 8(b) of Part A of the Registration Statement of which this Statement of Additional Information is a part for a discussion of the Plan adopted by the Registrant pursuant to which it will incur expenses related to the distribution of each series of Shares. The expenditures to be made pursuant to the Plan may not exceed an amount calculated at the rate of .12% per annum of the average daily net assets of each of the Funds with respect to direct expenses and of both of the Funds with respect to indirect expenses.


         (1)  The Registrant spent $54,951 ($21,392
              Fund One and $33,559 Liquidity Fund) in the year ended December 31, 2004 for the following activities indicated under the Plan:

                    (i)  $955 and $1,939 for advertising in
                    trade journals and similar publications for Fund One and Liquidity Fund which the Registrant determines are likely to be read by representatives of eligible investors;

                    (ii) $5,028 and $5,065 for printing and
                    mailing the offering materials for Fund
                    One and Liquidity Fund to eligible
                    investors which are not currently owners of shares of such Funds;



                    (iii, iv & vi) No amounts were spent for the activities described in Item 15(g)(iii) and
                    (iv) of the instructions to Form N-lA; and

                    (v)  $17,850 and $36,240 for compensation,
                    payroll taxes and benefits to officer
                    responsible for sales and customer service;

                    (vii-a) $2,962 and $6,014 for sponsorship of annual subscriptions on behalf of participating investors to IDC Financial
                    Publishing, Inc.;

                    (vii-b) $1,945 and $3,948 for other
                    promotional material;



                    (vii-c) $1,415 and $2,946 for sponsorship of and/or attendance at conferences and conventions of banking and other groups including eligible investors as members or participants; and

                    (vii-d) ($8,763) and ($19,593) for other related expenses (telephone, travel, etc.).

         (2) and (3) Not Applicable

         (4) Because more than one fund will be operated by the Corporation, operating expenses and expenses incurred pursuant to the Plan related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in accordance with the annual budget as determined by the Board of Directors of the Corporation to be fair and equitable or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

         (5) No interested person of the Registrant or director of the Registrant who is not an interested person of the Registrant has or will have any direct or indirect financial interest in the operation of the Plan, except that compensation, payroll taxes and other benefits to an officer responsible for sales and customer service are deemed by the Registrant to be expenses related to the distribution of the Registrant's shares and counted toward the limits of the Plan.

         (6) The Registrant is required by applicable state statute to distribute offering materials and periodic reports to all entities which are eligible investors of the Funds. The Registrant believes that the investors in the Funds will benefit from expenditures made to ensure that the Funds are operated in accordance with applicable state law and from the spread of the Funds, operating expenses over a larger pool of Fund assets resulting from increased subscriptions to the Funds.

     (h) (1), (2) and (4) Not Applicable

     (h) (3) The portfolio securities of the Registrant are held by a commercial bank pursuant to a custodian agreement.

         The Registrant's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. This custodian holds cash and investments, other than Federal funds sold, and investments held under custody include certificates of deposit. The Fund maintains Federal funds sold balances with qualified national banks located in Massachusetts and Massachusetts state chartered banks, including State Street Bank and Trust Company. While the banks utilized have been determined by the officers and directors of the Fund to qualify as custodian banks themselves, the Fund acts as self custodian for Federal funds sold.

         The Registrant's independent public accountant is Parent, McLaughlin & Nangle, Certified Public Accountants, Inc., 160 Federal Street, Boston, Massachusetts 02110. This firm functions as the Registrant's auditors in the preparation of annual financial statements required by federal and state law, and provides general accounting services to the Registrant.

         The Registrant has also made arrangements with Parent McLaughlin and Nangle for the audit scope to include the confirmation of its federal funds sold position at least three times during the fiscal year, at least two of which shall be chosen by such accountants without prior notice to the Fund, in accordance with paragraph (f) of Rule 17f-2.


Item 15.  Portfolio Manager

          The portfolio manager for Fund One and Liquidity Fund is William F. Casey, Jr. At December 31, 2004, Mr. Casey had under his management and supervision net assets of $49.5 million in Fund One and $155.2 million in Liquidity Fund. At December 31, 2004, Mr. Casey, as President and Chief Executive Officer of The Co-operative Central Bank also had under his management and supervision total assets of $71.9 million in the Bank's Reserve Fund and $87.6 million in the Bank's Share Insurance Fund.

          Mr. Casey has received no salary or other compensation or fees from the Registrant since February 2000. Mr. Casey is a salaried officer of The Co-operative Central Bank and received no performance bonus or advisory fee therewith. While not deemed of material conflict, the Registrant has the following relationships with The Co-operative Central Bank (Mr. Casey's primary employer):

    The incorporators of the Registrant are the directors of the Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of federal deposit insurance limitations for Massachusetts co-operative banks. The board of directors of the Registrant is elected by the incorporators.

    Mr. Casey is President of the Bank Investment Fund and president and chief executive officer of The Co-operative Central Bank. The
    Co-operative Central Bank held the following amounts in the Bank Investment Fund Fund One at December 31, 2004: 4,875.1651 shares at a cost of $4,852,414 and fair value of $4,773,632.

    The Co-operative Central Bank is obligated under a non-cancelable lease agreement expiring June 30, 2015 for the office space it occupies. A portion of the office space is occupied under sublease by the Bank Investment Fund. Rent expense charged to operations in 2004 for Fund One was $49,300 and for Liquidity Fund was $100,019. The Registrant reimburses The Co-operative Central Bank for its proportionate share of expense items used in common. As reimbursement of allocated expenses, operating expenses paid to the Co-operative Central Bank for the year ended December 31, 2004 was $63,300; $20,889 charged to Fund One operations and $42,411 charged to Liquidity Fund operations.

            Under Massachusetts law, only co-operative banks and certain other financial institutions are eligible investors in either of the funds. Therefore, no officer, director or employee of the Registrant owns any shares of the Registrant


Item 16.  Brokerage Allocation and Other Practices

         (a) Transactions in portfolio securities are effected, by or through broker/dealers chosen by the Registrant.
Securities are received, delivered or exchanged by the Registrant's custodian bank in connection with such transactions upon written instructions received from such brokers or representatives of the Registrant. The Registrant has to date purchased and sold securities at prices reflecting broker/dealer markup for which no separate commission has been paid. Information regarding the amount of broker/dealer markups are not provided by broker/dealers and it is not possible to calculate the aggregate amount of such markups; however, the Registrant monitors securities prices available from a number of broker/dealers to ensure that competitive prices for securities purchases are obtained.

      (b)  Not applicable

      (c) The Registrant selects broker/dealers on the basis of prior securities trading experience of the Registrant's management with various broker/dealers and monitors the reliability and quality of their trading executions to ensure that services rendered are comparable, and that securities prices paid and commissions paid, if any, are competitive, with those of other qualified broker/dealers.

         (d)  Not applicable

         (e)  Not applicable






Item 17.  Capital Stock and Other Securities

         (a) (1) Section 3 of the Registrant's Charter provides that the Registrant will have no capital stock; beneficial ownership of the Registrant is represented by shares of beneficial interest without par value divided into Fund One (Series 1) shares and Liquidity Fund (Series 2) shares. Such shares are referred to as the Registrant's shares.


             (2)(i) Fund shares may not be transferred by banks holding such shares to any persons other than an eligible bank (except that the shares may be pledged to such other persons or they may be transferred to The Co-operative Central Bank, hereinafter the "Central Bank"). If the Fund shares are acquired by any other persons by operation of law or by foreclosure upon the pledge of such shares (or through transfer, in the case of the Central Bank), the Corporation must offer to repurchase the shares from such person at net asset value of the shares. If such offer is refused, no dividend may be paid by the Corporation or Fund on such shares, and the redemption price which the holder of such shares may obtain in any subsequent repurchase of those shares by the Corporation or Fund is limited to the net asset value of the shares on the date of the Corporation's offer.

         (ii) In the event of any transfer, it is extremely important to notify the Corporation immediately of any purchase, sale or transfer of Fund shares not made through the Corporation or its transfer agent. Immediate notification should be furnished to the Corporation by telephone, with written notification as a follow-up thereto. Prompt notification is essential to avoid any delay in redemption offer and loss of earnings. Please remember that a statutory restriction exists on the Corporation and it would be unable to pay a dividend to an ineligible holder after expiry of the 30-day repurchase period which is statutorily available following such transfer. The Registrant is not aware any material obligation or potential liabilities associated with owning The Fund shares beyond the investment risks that were discussed in Item 4(c) of Part A of the Registration Statement of which the statement of Additional Information is a part.

         (iii)  The declaration of dividends is in the
discretion of the Registrant's Board of Directors, subject to certain limitations specified in the Registrant's Charter.


         (iv)  For the reasons stated in the response to Item
6, "Capital Stock and other Surplus," of Part A of the
Registration Statement of which this Statement of Additional
Information is a part, there are no securities of the Registrant having voting rights.

         (v) All shares if each series of the Registrant s shares have equal rights upon any liquidation to the assets of the Fund for which such series of shares was issued.


         (vi) Holders of the Registrant's shares do not have pre-emptive rights

         (vii) Holders of the Registrant's shares do not have any conversion rights.

         (viii)  (F) See Item 7 (c), "Redemption of
Repurchase," of Part A of the Registration Statement of which this Statement of Additional Information is a part for a discussion of the redemption provisions applicable to the Registrant's shares.

         (ix) There are no sinking fund provisions applicable to the Registrant's shares.

         (x) Holders of the Registrant's shares have no liability to further calls or to assessments by the Registrant.

         (b)  Not applicable



Item 18.  Purchase, Redemption and Pricing of Shares

         (a)  See Item 7 (b) of Part A of the Registration
Statement of which this Statement of Additional Information is a part as to the manner in which the Registrant's shares are offered to eligible investors.


         (b)  Not applicable


         (c) The Registrant's shares are offered and sold pursuant to a private offering to eligible investors. The offering price of the shares of each Fund's series is the net asset value per share of that Fund's shares as of the date of purchase of such shares. The Fund One net asset value per share is determined once daily as of 4:00 PM Eastern Standard Time, which is the normal close of trading on the New York Stock Exchange. The Liquidity Fund's net asset value per share is determined once daily as of 2:00 PM Eastern Standard Time.
The net assets value per share for each Fund is computed by taking the value of all assets of the applicable Fund, subtracting its liabilities, and dividing by the number of such Fund's series outstanding.

         With respect to Fund One, investments in United States government and Federal agency debt securities held by the Registrant are normally valued on the basis of valuations provided by market makers. Such prices are believed to reflect the fair value of such securities and take into account appropriate factors such as institutional size, trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, and other market data.




         The Liquidity Fund's investment securities are valued based on their amortized cost without taking into account unrealized appreciation or depreciation. This method of valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which values, as determined by amortized cost, is higher or lower than the price the Liquidity Fund would receive if it sold the instrument.


         The valuation of portfolio instruments based upon their amortized cost and the maintenance of the Liquidity
Fund's per share net asset value of $1,000 is permitted in accordance with Rule 2a-7 of the 1940 Act, subject to the adherence by the Liquidity Fund to certain conditions. The Liquidity Fund must (I) maintain a dollar-weighted average maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of one year or less, and (iii) invest only in securities determined by the Registrant's Board of Directors to present minimal credit risks and which are of high quality as determined by a major rating service, or, in the case of any instrument which is not rated, which are of comparable quality as determined by the Registrant's Board of Directors.
The Board of Directors has established procedures designed to stabilize the Liquidity Fund's net asset value per share at $1,000. Such procedures will include review of the Liquidity Fund's investments by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the Liquidity Fund's net asset value calculated by using available, market quotations deviates from $1,000 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, it will take such corrective action as it regards as necessary and appropriate, including (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (ii) withholding dividends, or (iii) establishing a net asset value per share by using available market quotations.

         The information requested in Instructions 2 and 3 of
Item 17 are not applicable to either of the Registrant's Funds.
A specimen price make up sheet, as requested by Instruction 4, is furnished as part of Exhibit 19.


         (d) The Registrant has not received an order of exemption from Section 18(f) of the 1940 Act from the Commission nor filed a notice of election pursuant to Rule 18f-1.


         (e)  Not applicable




Item 19. Taxation of the Fund

         (a)  See discussion under Item 7(c) of Part A of the
Registration Statement of which this Statement of Additional
Information is a part.

         (b) In 2004, the Liquidity Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. The resulting loss carry forward of $181,035 will expire on December 2012. A corporate officer voluntarily contributed $53,854 to the Liquidity Fund in order for the Liquidity Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.


Item 19. Underwriters

         (a)   Not Applicable


Item 20. Calculations of Performance Data

         (a) (1) Yield. The yield for the Liquidity Fund for the seven-day period ended December 31, 2004 was 1.86%. Yield is calculated based on the 7-day period ending on the date of the most recent statement of Assets and Liabilities as included herein, using the formula prescribed by Item 21 (a) (2) of Form N-1A. A schedule of the computation of yield is furnished as part of Exhibit 16


         (b) (1) Total Return. The total return for Fund One for the year ended December 31, 2004 was .71%; total return for the five years ended December 31, 2004 was 4.35%; Total return for the ten years ended December 31, 2004 was 5.41%.



       Fund One's total return for each of the foregoing periods was computed by finding, through the use of the formula prescribed by Item 21 (b) (1) of Form N-1A, the average annual compounded rates of return over the period that equates an assumed $1,000 invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of Fund One are assumed to have been reinvested when received. A schedule of the computation of total return is furnished as part of Exhibit 16

         (b) (2) Yield. The yield for Fund One for the thirty-day period ended December 31, 2004 was 2.62%. Yield is calculated based on the 30-day period ending on the date of the most recent statement of Assets and Liabilities as included herein, using the formula prescribed by Item 21 (b) (2) of Form N-1A. A schedule of the computation of yield is furnished as part of Exhibit 16

Item 21. Financial Statements

         Financial Statements of Fund One of the Registrant for the year ended December 31, 2004 and the report of the Registrant's independent certified public accountants thereon for the year ended December 31, 2004 are included herewith.
Financial Statements of the Liquidity Fund of the Registrant for the year ended December 31, 2004 and the report of the Registrant's independent certified public accountants thereon for the year ended December 31, 2004 are also included herewith.






BANK INVESTMENT FUND  FUND ONE
(Series 1)

FINANCIAL STATEMENTS

For the year ended December 31, 2004




                        BANK INVESTMENT FUND-FUND ONE

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2004


ASSETS:
  INVESTMENTS IN SECURITIES, at value
   (Identified cost $48,099,517)                                                  $ 47,433,898

  REPURCHASE AGREEMENTS                                                              1,810,000

  INTEREST RECEIVABLE                                                                  351,339

  OTHER ASSETS                                                                             210

  CASH                                                                                  89,601
                                                                                  ------------

    TOTAL ASSETS                                                                    49,685,048
                                                                                  ------------

LIABILITIES:
  DIVIDENDS PAYABLE                                                                     44,690

  ACCRUED EXPENSES                                                                      72,708
                                                                                  ------------

    TOTAL LIABILITIES                                                                  117,398
                                                                                  ------------

NET ASSETS: (Equivalent to $979.1735 per share based on 50,621.9280 shares of
 beneficial interest outstanding)                                                 $ 49,567,650
                                                                                  ============

REPRESENTED BY:
  Paid-in Capital                                                                 $ 67,442,844
  Accumulated net losses on investments                                            (17,209,575)
  Unrealized depreciation of investments-net                                          (665,619)
                                                                                  ------------

    TOTAL NET ASSETS                                                              $ 49,567,650
                                                                                  ============

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                           STATEMENT OF OPERATIONS
                        Year Ended December 31, 2004


INVESTMENT INCOME:                                                               $1,656,310

EXPENSES:
  Compensation, payroll taxes and benefits-officers                  $46,428
  Compensation, payroll taxes and benefits-other                      52,354
  Occupancy                                                           49,300
  Professional fees                                                   26,800
  Distribution expenses                                               21,392
  Equipment and data processing                                       15,684
  Directors' fees                                                     10,400
  Insurance expense                                                    9,200
  Other bank fees                                                      6,800
  Postage and telephone                                                6,400
  Meetings and travel                                                  6,100
  Shareholder reports                                                  5,028
  Other expenses                                                       2,236
  Stationary and supplies                                              2,100
                                                                     -------
      TOTAL EXPENSES                                                                260,222
                                                                                 ----------
      INVESTMENT INCOME-NET                                                       1,396,088
                                                                                 ----------

REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS:
  Net realized loss on investments                                                 (131,193)
  Change in net unrealized depreciation on investment securities                   (823,733)
                                                                                 ----------
      Net realized and unrealized loss on investments                              (954,926)
                                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                      $  441,162
                                                                                 ==========

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                     STATEMENT OF CHANGES IN NET ASSETS


                                                                Year Ended December 31,
                                                             ------------------------------
                                                                 2004             2003
                                                                 ----             ----

INCREASE IN NET ASSETS FROM OPERATIONS:
  Investment income-net                                      $  1,396,088     $   4,178,783
  Net realized gain (loss) on investments                        (131,193)          121,729
  Unrealized depreciation-net                                    (823,733)       (1,786,666)
                                                             ------------     -------------

    Net increase in net assets resulting from operations          441,162         2,513,846

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                        (1,396,088)       (4,178,783)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST-
 NET DECREASE                                                 (39,412,385)     (123,092,432)
                                                             ------------     -------------

    TOTAL DECREASE IN NET ASSETS                              (40,367,311)     (124,757,369)

NET ASSETS:
  Beginning of year                                            89,934,961       214,692,330
                                                             ------------     -------------

  End of year                                                $ 49,567,650     $  89,934,961
                                                             ============     =============

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                          PORTFOLIO OF INVESTMENTS
                              December 31, 2004

Obligations of Federal Agencies-93.5%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

Federal Home Loan Bank        $ 4,000,000    2.04%         03/03/06          $ 3,953,502
                                4,000,000    2.125         03/17/06*           3,955,355
                                4,000,000    2.00          07/10/06*           3,930,412
                                4,000,000    2.00          07/14/06*           3,930,487
                                4,000,000    2.075         07/28/06            3,931,691
                                2,000,000    2.30          12/29/06            1,960,196
                                4,000,000    2.25          01/29/07            3,912,336
                                4,000,000    2.66          02/13/07            3,943,674
                                4,000,000    2.50          04/30/07            3,920,000
                              -----------                                    -----------
                              $34,000,000              (Cost $34,000,000)    $33,437,653
                              -----------                                    -----------

Federal Home Loan Mortgage
 Corporation                  $ 5,000,000    3.875%        02/15/05          $ 5,008,373
                                4,000,000    2.08          05/26/06*           3,942,544
                                4,000,000    2.15          06/02/06            3,945,328
                              -----------                                    -----------
                              $13,000,000              (Cost $12,999,517)    $12,896,245
                              -----------                                    -----------

Total Federal Agencies
 Obligations                                           (Cost $46,999,517)    $46,333,898
                                                                             -----------

Certificates of Deposit-2.2%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

NCB, FSB                      $ 1,000,000    2.15%         01/20/05          $ 1,000,000
NCB, FSB                          100,000    2.20          02/08/05              100,000
                              -----------                                    -----------
                              $ 1,100,000              (Cost $ 1,100,000)    $ 1,100,000
                              -----------                                    -----------

--------------------
*     May be subject to call by issuer prior to maturity date.

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                              December 31, 2004

Repurchase Agreement-3.6%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

$1,810,000                    Repurchase Agreement dated December 31, 2004 with
                              Morgan Stanley Dean Witter, Inc. due January 3, 2005
                              with respect to $1,805,000 U.S. Treasury Note 6.50% due
                              May 15, 2005-maturity value $1,810,324.29 for an ef-
                              fective yield of 2.15%.

                                                       (Cost $ 1,810,000)    $ 1,810,000
                                                                             -----------
Total Investments-99.3%                                (Cost $49,909,517)    $49,243,898
                                                                             -----------
Other assets in excess of liabilities-0.7%                                       323,752
                                                                             -----------
Net assets-100%                                                              $49,567,650
                                                                             ===========

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                        NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization:

      The Bank Investment Fund (the "Corporation") was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth of Massachusetts (Acts of 1984, Chapter 482, as amended,) under its chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Corporation is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Corporation invests and manages two mutual investment funds derived from the voluntary subscriptions made by eligible investors.

      Fund One (the "Fund") is a no-load, diversified, open-end investment fund. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts, the National Cooperative Bank, and directly or indirectly wholly-owned subsidiaries of such institutions.

      Because more than one fund will be operated by the Corporation, operating expenses related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in proportion to the ratio of the net assets of each fund to total net assets of the Corporation or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

NOTE 2. Significant Accounting Policies:

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                        BANK INVESTMENT FUND-FUND ONE

NOTE 2. Significant Accounting Policies (continued):

Investment security valuation:

      U.S. debt securities are normally valued on the basis of valuations provided by market makers. Such prices are believed to reflect the fair value of such securities and to take into account appropriate factors such as institutional size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, and other market data. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

Accounting for investments:

      Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In computing net investment income prior to January 1, 1997, the Fund did not amortize premiums or accrete discounts on fixed income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Since January 1, 1997, the Fund amortizes premiums or accretes discounts on related fixed income securities, which change had an immaterial effect on investment income. Premiums, if any, and discounts are amortized or accreted on a straight line basis, which approximates the income method. Additionally, with respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the 1984 Tax Reform Act. Realized gains and losses on security transactions are determined on the identified cost method.

Repurchase agreements:

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

Federal income taxes:

      The Corporation's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund realized a tax basis loss of ($106,266) during 2004, resulting in a remaining capital loss carryforward of ($128,714) at December 31, 2004. Such capital loss carryforward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryforward will expire on December 31, 2008 ($22,448) and December 31, 2012 ($106,266).

                        BANK INVESTMENT FUND-FUND ONE

NOTE 2. Significant Accounting Policies (continued):

Dividends to shareholders:

      The Fund distributes all of its net investment income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. Distributions of otherwise taxable realized net capital gains, if any, are declared and paid once each year and are reinvested in additional shares at net asset value or, at each shareholder's option, paid in cash.

Net asset value:

      The net asset value per share is determined daily by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding.

NOTE 3. Security Transactions:

      The cost of securities purchased and the proceeds from the sales of securities, all of which were Obligations of U.S. Treasuries and Federal Agencies and bank certificates of deposit, (excluding short-term investments) aggregated $16,206,388 and $54,834,749, respectively for the year ended December 31, 2004. As of December 31, 2004, unrealized depreciation of investments was ($665,619); accumulated net realized loss on investment transactions totaled ($17,209,575).

NOTE 4. Distribution Expenses:

      The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the Investment Company Act of 1940, to use the assets of the Fund to finance certain activities relating to the distribution of its shares to investors. The Plan authorizes the Fund to pay for the cost of preparing, printing, and distributing offering circulars to prospective investors, for certain other direct or indirect marketing expenses, direct payments to sales personnel, and for the cost of implementing and operating the Plan. Plan expenses may not exceed an amount computed at an annual rate of .12 of 1% of the Fund's average daily net assets. The Fund paid or accrued $21,392 (.03% of average net assets) pursuant to this Plan for the year ended December 31, 2004.

                        BANK INVESTMENT FUND-FUND ONE

NOTE 5. Pension Plans:

      The Fund is a participating employer in the Co-operative Banks Employees Retirement Association, and has, in effect, a Defined Contribution Plan covering all eligible officers and employees. Under the plan, contributions by employees are doubled by the Fund, up to a maximum of 10% of each employee's salary. Effective January 1, 1989, the Fund also participates in a Defined Benefit Plan, which covers all eligible employees, and is funded currently. The Fund's contributions to these multi-employer plans for the year ended December 31, 2004 was $15,777.

NOTE 6. Shares of Beneficial Interest:

      Chapter 482 of the Acts of 1984, as amended, of the Commonwealth of Massachusetts permits the directors to issue an unlimited number of full and fractional shares of beneficial interest (no par, non-voting, with a stated value of $1,000 per share). As of December 31, 2004 capital paid-in aggregate was $67,442,844.

      Transactions in shares of beneficial interest are summarized as follows:


                                                Year Ended                       Year Ended
                                            December 31, 2004                December 31, 2003
                                       ----------------------------    ------------------------------
                                          Shares          Amount          Shares           Amount
                                          ------          ------          ------           ------

Sold                                    17,109.5805    $ 16,966,217      74,508.0791    $  74,259,582
Issued in reinvestment of dividends        659.0243         649,667       1,564.0312        1,557,657
                                       ------------    ------------    -------------    -------------
                                        17,768.6048      17,615,884      76,072.1103       75,817,239
Redeemed                                57,782.0128      57,028,269     200,027.2810      198,909,671
                                       ------------    ------------    -------------    -------------
Net decrease                           (40,013.4080)   $(39,412,385)   (123,955.1707)   $(123,092,432)
                                       ============    ============    =============    =============

NOTE 7. Transactions With Related Parties:

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      The Fund reimburses The Co-operative Bank and receives reimbursement from the Bank Investment Fund-Liquidity Fund for its proportionate share of expense items used in common. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 was .38% of average net assets. As reimbursement of allocated expenses, operating expenses paid to The Central Bank for the year ended December 31, 2004 was $63,300. The Fund accrued or received from the Bank Investment Fund-Liquidity Fund for the year ended December 31, 2004 the amount of $173,900.






BANK INVESTMENT FUND LIQUIDITY FUND
(Series 2)

FINANCIAL STATEMENTS

For the year ended December 31, 2004

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2004



ASSETS:
  INVESTMENTS, at cost which approximates value                                   $ 35,886,811

  REPURCHASE AGREEMENTS                                                            118,650,000

  INTEREST RECEIVABLE                                                                  290,639

  OTHER ASSETS                                                                          10,447

  CASH                                                                                 474,896
                                                                                  ------------

    TOTAL ASSETS                                                                   155,312,793
                                                                                  ------------

LIABILITIES:
  DIVIDENDS PAYABLE                                                                     54,166

  ACCRUED EXPENSES                                                                      72,036
                                                                                  ------------

    TOTAL LIABILITIES                                                                  126,202
                                                                                  ------------

NET ASSETS: (Equivalent to $1,000 per share based on 155,186.5910 shares of
 beneficial interest outstanding)                                                 $155,186,591

                                                                                  ============

REPRESENTED BY:
  Paid-in Capital                                                                 $155,186,591
  Undistributed net investment income                                                  181,035
  Accumulated net realized losses on investments                                      (181,035)
                                                                                  ------------

    TOTAL NET ASSETS                                                              $155,186,591
                                                                                  ============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                           STATEMENT OF OPERATIONS
                        Year Ended December 31, 2004


INVESTMENT INCOME:                                                                $3,763,179

EXPENSES:
  Compensation, payroll taxes and benefits-officers                  $ 87,197
  Compensation, payroll taxes and benefits-other                       98,329
  Occupancy                                                           100,019
  Other bank fees                                                      61,453
  Professional fees                                                    39,977
  Distribution expenses                                                33,559
  Equipment and data processing                                        31,941
  Directors' fees                                                      21,000
  Insurance expense                                                    19,116
  Postage and telephone                                                13,488
  Meetings and travel                                                  12,361
  Shareholder reports                                                   5,065
  Stationary and supplies                                               4,156
  Federal income tax                                                   54,554
  Federal income tax reduction                                        (53,854)
  Other expenses                                                      (22,466)
                                                                     --------
      TOTAL EXPENSES                                                                 505,895
                                                                                  ----------
      INVESTMENT INCOME-NET                                                        3,257,284
                                                                                  ----------
      REALIZED NET LOSS ON INVESTMENT SECURITIES
       SOLD                                                                         (181,035)
                                                                                  ----------

      NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS                                                                 $3,076,249
                                                                                  ==========

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                     STATEMENT OF CHANGES IN NET ASSETS


                                                          Year Ended December 31,
                                                      -------------------------------
                                                          2004              2003
                                                          ----              ----

INCREASE IN NET ASSETS FROM OPERATIONS:
  Investment income-net                               $   3,257,284     $   7,491,592
  Realized net loss on investment securities sold          (181,035)                -
                                                      -------------     -------------

NET INCREASE IN NET ASSETS RESULTING IN
 OPERATIONS:                                              3,076,249         7,491,592

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                  (3,076,249)       (7,491,592)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST-
 NET DECREASE                                          (246,006,495)     (407,689,880)
                                                      -------------     -------------

      TOTAL DECREASE IN NET ASSETS                     (246,006,495)     (407,689,880)

NET ASSETS:
  Beginning of year                                     401,193,086       808,882,966
                                                      -------------     -------------

  End of year                                         $ 155,186,591     $ 401,193,086
                                                      =============     =============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                          PORTFOLIO OF INVESTMENTS
                              December 31, 2004

Obligations of Federal Agencies-1.6%


                                        Par        Coupon       Maturity Date           Value
                                        ---        ------       -------------           -----

Federal Home Loan Bank              $ 2,500,000    4.125%          01/14/05          $  2,502,100
                                    -----------                                      ------------
                                                             (Value $  2,514,063)

Certificates of Deposit-2.7%


Bank of Fall River,
 a Cooperative Bank                 $   500,000    2.25%           01/10/05          $    500,000
Fidelity Cooperative Bank               500,000    2.25            01/19/05               500,000
Lowell Cooperative Bank                 200,000    1.98            03/23/05               200,000
Mt. Washington Cooperative Bank         450,000    2.25            01/04/05               450,000
Mt. Washington Cooperative Bank         300,000    2.25            02/22/05               300,000
Mt. Washington Cooperative Bank         600,000    2.50            04/04/05               600,000
NCB, FSB                              1,500,000    2.25            01/18/05             1,500,000
NCB, FSB                                100,000    1.90            04/04/05               100,000
                                    -----------                                      ------------
                                    $ 4,150,000              (Value $  4,150,000)    $  4,150,000
                                    -----------                                      ------------

Commercial Paper-3.2%

Merrill Lynch & Co., Inc.           $ 5,000,000    2.28%*          01/24/05          $  4,992,400
                                    -----------                                      ------------
                                                             (Value $  4,992,400)

Short-Term Corporate Bonds and Notes-4.5%

Associates Corp. of N.A.            $ 7,000,000    7.75%           02/15/05          $  7,056,217
                                    -----------                                      ------------
                                                             (Value $  7,038,934)

--------------------
*     Annualized yield on date of purchase.

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                              December 31, 2004

Federal Funds Sold-7.9%


                                        Par        Coupon       Maturity Date           Value
                                        ---        ------       -------------           -----

Bank of America, N.A.               $ 6,141,418    2.21%           01/03/05          $  6,141,418
Eastern Bank, N.A.                    6,044,676    2.25            01/03/05             6,044,676
                                    -----------                                      ------------
                                    $12,186,094              (Value $ 12,186,094)    $ 12,186,094
                                    ===========                                      ============

Money Market Deposits-3.2%

NCB, FSB                            $ 5,000,000    2.00%           01/03/05          $  5,000,000
                                    -----------                                      ------------
                                                             (Value $  5,000,000)

                                                             (Value $ 35,881,491)    $ 35,886,811
                                                                                     ------------

Repurchase Agreement-76.5%
$118,650,000                        Repurchase Agreement dated December 31, 2004 with Morgan
                                    Stanley Dean Witter, Inc. due January 3, 2005 with respect to various U.S. Governments ranging from:
                                      Par Value         $1,000-$51,615,000-Totaling $257,448,614
                                      Rate Range        1.80%-15.00%
                                      Maturity Range    01/05/2005-12/01/2034
                                    Maturity value of $118,671,258 for an effective yield of 2.15%.

                                                             (Value $118,650,000)    $118,650,000
                                                                                     ------------
Total Investments-99.6%                                      (Value $154,531,491)    $154,536,811
                                                                                     ------------
Other assets in excess of liabilities-0.4%                                                649,780
                                                                                     ------------
Net assets-100.0%                                                                    $155,186,591
                                                                                     ============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                        NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization:

      The Bank Investment Fund (the "Corporation") was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth of Massachusetts (Acts of 1984, Chapter 482, as amended,) under the chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Corporation is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Corporation invests and manages two mutual funds derived from the voluntary subscriptions made by eligible banks.

      Liquidity Fund (the "Fund") is a no-load, diversified, open-end money market fund, which commenced operations on October 12, 1988. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank.

      Because more than one fund will be operated by the Corporation, operating expenses related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in proportion to the ratio of the net assets of each fund to total net assets of the Corporation or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

NOTE 2. Significant Accounting Policies:

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Accounting for investments:

      Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The Fund's investment securities are carried at their amortized cost, which does not take into account unrealized appreciation or depreciation. Interest income is accrued on all debt securities on a daily basis and includes accretion of original issue discount. Premiums, if any, and discounts are amortized or accreted on a straight line basis, which approximates the income method.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 2. Significant Accounting Policies (continued):

Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase agreements:

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

Federal income taxes:

      The Corporation's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is generally required.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. The resulting loss carry forward of $181,035 will expire on December 31, 2012. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

Dividends to shareholders:

      The Fund distributes all of its net investment income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. Distributions of realized net capital gains, if any, are declared and paid once each year and are reinvested in additional shares at net asset value or, at each shareholder's option, paid in cash.

      The short-term capital losses recorded in connection with the portfolio repositioning in November 2004 resulted in undistributed taxable income of $181,035.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 2. Significant Accounting Policies (continued):

Net asset value:

      The net asset value per share is determined daily by dividing the value of all investment securities and all other assets, less liabilities, by the number of shares outstanding. The Fund has established procedures reasonably designed to stabilize the net asset value per share at $1,000.

NOTE 3. Shares of Beneficial Interest:

      Chapter 482 of the Acts of 1984, as amended by Chapter 244, Acts of 1986, of the Commonwealth of Massachusetts permits the directors to issue an unlimited number of full and fractional shares of beneficial interest (no par, non-voting, with a stated value of $1,000 per share).

      Transactions in shares of beneficial interest are summarized as follows:


                                      Year Ended                          Year Ended
                                  December 31, 2004                   December 31, 2003
                           --------------------------------    --------------------------------

                               Shares            Amount            Shares            Amount
                               ------            ------            ------            ------

Sold                       1,355,157.9629    $1,355,157,963    2,875,965.4073    $2,875,965,407
Issued in reinvestment
 of dividends                  2,087.7331         2,087,733        4,827.0807         4,827,081
                           --------------    --------------    --------------    --------------
                           1,357,245.6960     1,357,245,696    2,880,792.4880     2,880,792,488
Redeemed                   1,603,252.1914     1,603,252,191    3,288,482.3685     3,288,482,368
                           --------------    --------------    --------------    --------------
Net decrease                (246,006.4954)   $ (246,006,495)    (407,689.8805)   $ (407,689,880)
                           ==============    ==============    ==============    ==============

NOTE 4. Distribution Expenses:

      The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the Investment Company Act of 1940, to use the assets of the Fund to finance certain activities relating to the distribution of its shares to investors. The Plan authorizes the Fund to pay for the cost of preparing, printing, and distributing offering circulars to prospective investors, for certain other direct or indirect marketing expenses, direct payments to sales personnel, and for the cost of implementing and operating the Plan. Plan expenses may not exceed an amount computed at an annual rate of .12 of 1% of the Fund's average daily net assets. The Fund paid or accrued $33,559 (.01% of average net assets) pursuant to this Plan for the year ended December 31, 2004.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 5. Pension Plans:

      The Fund is a participating employer in the Co-operative Banks Employees Retirement Association, and has, in effect, a Defined Contribution Plan covering all eligible officers and employees. Under the plan, contributions by employees are doubled by the Fund, up to a maximum of 10% of each employee's salary. Effective January 1, 1989, the Fund also participates in a Defined Benefit Plan, which covers all eligible employees, and is funded currently. The Fund's contributions to these multi-employer plans for the year ended December 31, 2004 was $32,033.

NOTE 6. Transactions With Related Parties:

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposits insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      The Fund accrued or paid the Bank Investment Fund-Fund One $173,900 for the year ended December 31, 2004 as a net reimbursement for the proportionate share of expense items used in common by both funds. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 were .17% of average net assets.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

                                                  Exhibit 16



                        BANK INVESTMENT FUND

                          Yield worksheet

                   FUND ONE         DATE 12/31/2004
                                    30 Days Ended


           Yield = 2[( a - b        6
                        ____    + 1)  -1]
                     [(  cd )

  a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

              a = 126,924.83          b = 13,800.00
              c =  53,173.5069        d =  979.1735

                a - b =  113,124.83

                            cd =  52,066,088.86

  Yield in accordance with the above formula is    2.62%.

                           BANK INVESTMENT FUND
                          Total Return Worksheet
                          FUND ONE                    DATE 1 year
                                                      Ended 12/31/2004


                        n                          1
  Total Return: P(l + T)       =  ERV or     [(ERV)   /n}
                                             -------       -1
                                             [(P  )     }


  p = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV =    ending redeemable value of a hypothetical $1,000
           payment made at the beginning of the 1, 5, or 10 year periods to the end of the 1, 5, or 10 year periods (or fractional portion thereof).

           P    = 1,000.00            T = .71%

           n    = 1                ERV = 1,007.0702

  Total return in accordance with the above formula is .71%.

                           BANK INVESTMENT FUND
                          Total Return Worksheet

                          FUND ONE                DATE 5 years
                                               Ended 12/31/2004

                               n                    1
         Total Return: P(l + T)   =    ERV or [( ERV)    /n}
                                              --------       -1
                                                (P )       }


  p = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV =    ending redeemable value of a hypothetical $1,000
           payment made at the beginning of the 1, 5, or 10 year periods to the end of the 1, 5, or 10 year periods (or fractional portion thereof).

             P = 1,000.00       T   =      4.35%

             n = 5 years      ERV =  1,237.4670

  Total return in accordance with the above formula is 4.35%.

                           BANK INVESTMENT FUND
                           Total Return Worksheet

                           FUND ONE            DATE 10 years
                                               Ended 12/31/2004

                              n                        1
        Total Return: P(l + T)     ERV or    [( ERV )   /n}
                                               -----       -1
                                              [( P  )     }

  p = a hypothetical initial payment of $1,000

  T = average annual total return

  n = number of years

  ERV    = ending redeemable value of a hypothetical $1,000
           payment made at the beginning of the 1, 5, or 10 year periods to the end of the 1, 5, or 10 year periods (or fractional portion thereof).

                     P = 1,000.00     T   = 5.41%

                     n = 10 years    ERV = 1,694.0766

  Total return in accordance with the above formula is 5.41%.

                          BANK INVESTMENT FUND
                            Yield worksheet

                             LIQUIDITY FUND       DATE 12/31/2004
                                                  7 Days Ended



                   Yield = c  *     365
                                    ----
                                       7

                     c   =    a
                            ----
                              b

           a net investment income (per share) or net change

           b beginning value = 1,000.00

           c base period return = net investment income
                                  ---------------------
                                  beginning value

           a =    0.3571                     b=   1,000.00

                            c =    .0003571


           Yield in accordance with the above formula is 1.86%.

                                                     Exhibit 19

                           BANK INVESTMENT FUND

                            FUND ONE (Series 1)

                            PRICE MAKE UP SHEET

                   Date:         12/31/2004

Net Asset Value - January 1                        $  89,934,961
Cash Invested:

       YTD-Yesterday        $16,966,217

       INV-Today                 -0-                  16,966,217

Dividends Reinvested:

      YTD-Yesterday             604,631

      DR-Today                   45,036                  649,667

Cash Redeemed:

      YTD-Yesterday         ( 57,028,269)

      RED-Today                  -0-                ( 57,028,269)

Realized Gains (Losses):

     YTD-Yesterday              (131,193)

    G/L-Today                    -0-                    (131,193)

Unrealized (Depreciation):

     YTD-Yesterday              (823,733)

     Appreciation/
     (Depreciation) Today        -0-                    (823,733)


TOTAL NET ASSETS - TODAY                             $49,567,650

PRE-NET ASSET VALUE COMPUTATION:

       Total Net Assets - Yesterday

        (Adjusted - see below)                        $49,501,985

        Today's Appreciation/
         Depreciation in Inv. Sec.*                         0

        Number of Shares Outstanding-
        Yesterday (Adjusted - see below)               50,575.9314

        Pre-NAV per share                                $978.7657

           POST-NET ASSET VALUE COMPUTATION:

           Total Net Assets - Today                    $49,567,650

           Shares Outstanding:

               Today                                   50,575.9337

               Current
               Redemptions                              - 0 -
               Current
               Investments   (Dividend Reinvestment)       45.9943

               Number of
               shares out-
               standing today                          50,621.9280

           NET ASSET VALUE PER SHARE                     $979.1735

           *INVESTMENT SECURITIES  PORTFOLIO

                              Yesterday              Today

            Market           $49,243,898          $49,243,898

            Cost              49,909,517           49,909,517

           Appreciation/
           Depreciation       $ -0-                $  -0-

           TODAY'S CHANGE     $ -0-                $  -0-

                           BANK INVESTMENT FUND

                         Liquidity Fund (Series 2)

                            PRICE MAKE UP SHEET

                            Date:  12/31/2004


Net Asset Value - January 1                      $401,193,086

Cash Invested:

      YTD-Yesterday            $1,336,242,289

      INV-Today                    18,915,674   1,355,157,963

Dividends Reinvested:

      YTD-Yesterday              $  1,916,840

  DR-Today                            170,893   $   2,087,733

  Cash Redeemed:

      YTD-Yesterday           ($1,603,252,191)

      RED-Today                     -0-       ($1,603,252,191)

  Realized Gains (Losses):

      YTD-Yesterday                  (181,035)

      G/L-Today                     -0-              (181,035)

  Undistributed Net Investment
      Income:

      YTD-Yesterday                   181,035

      YTD-Today                     -0-               181,035



           TOTAL NET ASSETS - TODAY              $155,186,591

 PRE-NET ASSET VALUE COMPUTATION:

           Total Net Assets - Yesterday            $136,100,023

           Today's Appreciation/
           Depreciation in Inv. Sec.                       0

           Number of Shares Outstanding-
               Yesterday                            136,100.0231

           Pre-NAV per share                         $1,000.0000

           POST-NET ASSET VALUE COMPUTATION:

           Total Net Assets - Today                 $155,186,591

           Shares Outstanding:

           Today                                    155,186.5910

           Current
           Redemptions                                   - 0 -

           Current
           Investments   (Dividend Reinvestment)        170.8934

           Number of
           shares out-standing today                155,186.5910

NET ASSET VALUE PER SHARE                            $1,000.0000

           INVESTMENT SECURITIES PORTFOLIO*

                           Yesterday                      Today

           Market                  $                        $

           Cost

           Appreciation/
           Depreciation            $                        $

           TODAY'S CHANGE


This Section is Not Applicable - Amortized Cost Method used.

BANK INVESTMENT FUND  FUND ONE
(Series 1)
ANNUAL REPORT
December 31, 2004


OFFERING CIRCULAR
-----------------

[LOGO]                      Bank Investment Fund
                                  Fund One
                                75 Park Plaza
                      Boston, Massachusetts 02116-3934
                                617-695-0415

                            --------------------

      The Bank Investment Fund (the "Corporation") is an investment company which currently invests and manages two mutual funds derived from voluntary subscriptions made by eligible investors.

      Fund One (the "Fund") is a no-load, diversified, open-end investment fund whose objective is maximum current income consistent with liquidity and the maintenance of a portfolio of high quality investments in short and intermediate term marketable securities issued by the United States Government and its agencies, repurchase agreements and certain money market instruments. The Fund is designed solely for use by eligible investors as an economical and convenient way to make liquid investments. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts, the National Cooperative Bank, and directly or indirectly wholly-owned subsidiaries of such institutions (sometimes hereinafter called "Banks").

      Investors should read this Offering Circular and retain it for future reference.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURI-TIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCU-RACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF BANKS OF THE COMMONWEALTH OF MASSACHUSETTS (the
"Commissioner of Banks"), NOR HAS THE COMMISSIONER OF BANKS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THE SHARES BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED OR GUARANTEED. SUCH SHARES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES ACTS AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER SUCH ACTS.

                            --------------------

           The date of this Offering Circular is February 28, 2005

                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

Risk Return Summary                                                      1
  Investment Objectives                                                  1
  Principal Investment Strategies                                        1
  Principal Investment Risk                                              1
  Bar Chart and Performance Table                                        2
  Management Discussion                                                  4
  Fee Table                                                              4
Investment Objectives and Restrictions                                   5
Statutory Limitation on Investments                                      6
Dividends and Capital Gains                                              7
Net Asset Value                                                          7
Investors' Accounts                                                      7
Investors' Privacy                                                       7
Taxes                                                                    7
Auditors and Legal                                                       8
Yield                                                                    8
How Shares of Fund are Purchased                                         8
How Shares of Fund are Redeemed                                          9
Transfer Restrictions                                                   10
Organization                                                            10
Description of Fund Shares                                              11
Supervision and Regulation                                              11
Investment Advisor                                                      12
Transfer Agent                                                          12
Operating and Distribution Expenses                                     12
Exchange Privilege                                                      13
Custodian                                                               13
Management of the Fund                                                  14
Financial Highlights                                                    18
Independent Auditor's Report                                            20
Financial Statements                                                    21
Investments                                                             24
Notes to Financial Statements                                           26
Account Application Forms                                               30
Additional Information                                             Back Cover

                            BANK INVESTMENT FUND
                                  FUND ONE
                                75 Park Plaza
                      Boston, Massachusetts 02116-3934

                             RISK RETURN SUMMARY

Investment Objectives

      The investment objective of Fund One is to maximize current income consistent with liquidity of assets and safety of principal.

      The Fund was formed to provide participating banks with a highly liquid, diversified, high-quality investment vehicle designed to assist liquidity management.

Principal Investment Strategies

      In addition to maintaining cash on hand and in checking accounts due from banks, the Fund invests principally in short and intermediate term marketable debt securities issued by the United States Government or by agencies of the United States, repurchase agreements, reverse repurchase agreements and money market instruments.

      The categories of those securities include, but may not be limited to
a) certificates of deposit due from any trust company, national banking association or banking company, b) bonds and other direct obligations of the United States or such obligations as are unconditionally guaranteed as to principal and interest by the United States, c) federal agency obligations which have unexpired terms of five years or less, d) repurchase agreements, and e) certain common money market instruments.

      The Fund may enter into reverse repurchase agreements to meet short-term liquidity needs of the Fund. These agreements may not be in excess of three business days.

Principal Investment Risk

      The main risk factor in the Fund's performance is interest rates. The yield and share price of the Fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The Fund's total return includes both income and price gains or losses. While income is the most important component of returns over time, the Fund's emphasis on income does not mean the Fund invests only in the highest-yielding bonds and notes available, or that it can avoid losses of principal. In general, bond and note prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds and notes are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond or note, the greater the impact a change in interest rates is likely to have on the price.

      Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S.

Treasury and certain U.S. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. Securities issued by other agencies of the U.S. government generally have low credit risks.

      An additional risk factor in the Fund's performance is pre-payment risk. Many types of debt securities, including mortgage backed securities and callable bonds and notes may be subject to a prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. The risk of lower interest rates on reinvestments of prepayment amounts will also result.

      These risk factors may adversely effect the Fund's net asset value, yield, total return and loss of money in an investment in the Fund may result.

Bar Chart and Performance Table

      The bar chart shows the changes of the Fund's total return performance from year to year over a ten year period ended December 31, 2004.

      An investor bank may judge the Fund's portfolio performance by comparing it to that of similar mutual funds or to market indices. Performance may also be gauged by the total return of the portfolio over time.

                        BANK INVESTMENT FUND-FUND ONE
                             ANNUAL TOTAL RETURN


            1995     1996    1997    1998    1999    2000    2001    2002    2003    2004
            ----     ----    ----    ----    ----    ----    ----    ----    ----    ----

Percent     12.78    4.10    7.12    6.32    2.40    8.59    6.91    4.20    1.58     0.71

--------------------
During the ten-year period shown in the bar chart, the highest quarterly return was 18.1% (for the quarter ended June 30, 1995) and the lowest quarterly return was - 4.7% (for the quarter ended June 30, 2004).

      The table shows how the Fund's average annual return for one, five and ten years for the periods ended December 31, 2004 compares to the Merrill Lynch Government/Agency 1-3 year index; a widely recognized, index of fixed income securities. The index is representative of the securities in which the Fund invests.


                                         One     Five     Ten
                                         Year    Year     Year
                                         ----    ----     ----

      Bank Investment Fund - Fund One    .71%    4.35%    5.41%
      Merrill Lynch Government/Agency
       1-3 year index                    .99%    5.04%    5.78%

--------------------
Total returns are based on past results and are not a prediction of future performance.

                        BANK INVESTMENT FUND-FUND ONE
                Investment Comparison-Initial Inv. $10,000.00


                       1994      1995      1996      1997      1998      1999      2000      2001      2002      2003      2004
                       ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----

Merrill Lynch 1-3     10,000    11,099    11,656    12,432    13,300    13,715    14,830    16,076    17,023    17,363    17,535
 Yr. Gov't Index
Fund One              10,000    11,278    11,740    12,576    13,371    13,692    14,869    15,897    16,564    16,826    16,945

--------------------
The line graph assumes an initial investment of $10,000, in Fund One and the Merrill Lynch Government/Agency 1-3 year index at the beginning of the first year. The line graph compares this initial and subsequent account values at the end of the most recently completed ten years.

Management Discussion

      Fund One reported a total return of .71% for the year ended December 31, 2004. During the same period, the Merrill Lynch Government Agency 1-3 year index, which consists of government and Agency securities of comparable maturities to the majority of the portfolio, has a total return of .99%. Fund One's total return of 1.58% for the year ended December 31, 2003 was also slightly lower than the Merrill Lynch Government Agency 1-3 year index which had a total of 2.00%. Our portfolio strategy in 2003 and 2004 to primarily limit investments to callable securities with one-time call protection, with maturities not exceeding June 2007 had caused some lower yields and returns to be realized in both of these periods. Security maturities and sales proceeds were used to meet redemption order for liquidity purposes, and reinvestment on higher yielding securities was not realized to the extent expected in 2004.

      Since the end of June, 2004 the Federal Open Market Committee (FOMC) of The Federal Reserve Bank has increased the target rate for Federal Funds five times for a total of 125 basis points. The Federal Funds target rate, which remained at 1% from June 2003 to June 2004, was 2.25% at December 31, 2004. The primary credit rate has also been set at 100 basis points above the target Federal Funds rate, and increased from 2.00% to 3.25% in the later period of 2004.

      Fund One's portfolio turnover rate was 28.1% for 2004 compared to its portfolio turnover ratio of 102.2% for 2003. The short-term interest rates in 2001 through 2003 resulted in securities in the portfolio being called at an accelerated rate, and resulted in larger than normal turnover ratio in these years. Called security activity was greatly reduced in 2004 due to both the anticipation of and actual short-term interest rate increases that occurred as discussed above.

      In January 2005, we shortened the Fund One portfolio by selling many of the longer dated securities and reinvesting the proceeds in maturities of six months or less. We believe this defensive posture will protect asset value and be more responsive to further increases in short-term interest rates.

Fee Table

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                  Year Ended
                                                              December 31, 2004
                                                              -----------------

      Shareholder Transaction Expenses*                                0%
      Annual Fund Operating Expenses
       (as a percentage of average net assets)
        Management Fees                                                0%
        12b-1 Fees                                                   .03%
        Other Expenses
          Compensation, Payroll, Taxes, & Benefits    .15%
          Occupancy                                   .07%
          Remainder                                   .13%
                                                      ---
                                                                     .35%
                                                                     ---
      TOTAL FUND OPERATING EXPENSES                                  .38%
                                                                     ===

* The Fund charges no sales load or deferred sales load on any purchase, reinvested dividend, exchange, or redemption transactions.

Example

      You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) with or without redemption at the end of each time period:


                           1 Year    3 Years    5 Years    10 Years
                           ------    -------    -------    --------

      December 31, 2004    $38.88    $122.72    $215.35    $491.73

      The purpose of the foregoing table, which is based upon the Fund's fiscal year ended December 31, 2004, is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example provided is intended to show the dollar amount of expenses that would be incurred over the indicated periods on a hypothetical $10,000 investment in the Fund, assuming a 5% annual return and assuming that the Fund's expenses continue at the rates shown in the table. However, the actual return on an investment in the Fund may be greater or less than 5%. Furthermore, the Example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

                   INVESTMENT OBJECTIVES AND RESTRICTIONS

      The investment objective of the Fund is to achieve as high a level of current income as is consistent with safety of principal.

      The Fund was formed to provide participating banks with a highly liquid, diversified, high-quality in-vestment vehicle designed to assist liquidity management. By pooling the money of its investors, it is able to offer the economies of size and diversification of maturities normally available to large corporate and institutional investors.

      Shares of the Bank Investment Fund are eligible investments to be included in legal liquidity under Massachusetts General Laws, Chapter 170,
Section 22.

      The Board of Directors of the Corporation has investment discretion with regard to Fund One assets.

      The Corporation is authorized by statute to invest its assets in a variety of debt and equity securities. No more than 5% of the Corporation's assets, at the time of purchase, may be invested in the securities of any one issuer except for direct obligations of the United States or obligations guaranteed by the United States, and other obligations issued under certain Federal programs or by certain federal agencies or instrumentalities.

      The Fund is further restricted through the investment policy maintained by the Corporation's Officers and Directors. The investment policy for the Fund restricts the Corporation from a) making any investment in equity securities for the Fund, b) making any intermediate or long-term investment in corporate (non-governmental) debt securities for the Fund and
c) investing more than 25% of the Fund's total assets in the securities of a particular industry other than U.S. Government or Federal agency securities.

               STATUTORY LIMITATION ON INVESTMENTS IN THE FUND
                           BY PARTICIPATING BANKS

      Under Massachusetts General Laws, Chapter 167F, Section 3(2) as amended, a participating or eligible savings bank or co-operative bank may invest an amount in excess of 100% of its capital and surplus in any distinct non-equity investment fund of the Corporation except to the extent that the Commissioner of Banks for the Commonwealth of Massachusetts may by regulation set limits and conditions. The participating bank will be responsible for monitoring and compliance with this limitation.

      Under Massachusetts General Laws, Acts of 1932, Chapter 45, Section 7, as amended, The Co-operative Central Bank Reserve Fund may not invest or hold at any one time more than 20% of its assets with the Corporation.

      Investments in the Fund are affected by Section 303 of the FDIC Improvement Act of 1991 which limits investments by FDIC-insured state banks (including Massachusetts co-operative banks, savings banks and trust companies) in common or preferred stock or shares of mutual funds to the extent that such investments are permissible for national banks. Permissible national bank investments, as described in section 24(7) of the National Bank Act and 12 C.F.R. Part 1, include mutual funds which invest in securities and financial investments eligible for direct investment by national banks. Because the underlying investment portfolio composition of Fund One is comprised of U.S. Government and Federal Agency Securities, Fund One balances may be excluded (on a pass through basis with shares of beneficial interest) from an FDIC-insured state-chartered bank's computation of equity securities in measuring compliance with 12 C.F.R.
Part 362 limits (usually 100% of Tier 1 capital).

      Federally chartered savings banks and savings and loan associations (with their principal place of business in Massachusetts) may invest in an open-end mutual fund, such as Fund One, which invests in securities and financial instruments in which such institutions may invest directly. For purposes of determining compliance with quantitative investment limitations under the Home Owners Loan Act ("HOLA"), an investing bank's or association's proportionate share of a mutual fund's individual investments will, under 12 C.F.R., [SECTION]560.32, be aggregated with such investments held directly. (The investments held by Fund One may also be held without limitation by federally chartered savings banks and savings and loan associations.) Apart from compliance with applicable investment limitations, a bank or association may invest, without prior notice to the Office of Thrift Supervision, an amount up to 15% of its total capital in any one mutual fund, or up to 50% of total capital in all such pass-through investment vehicles. Investments in excess of the 15% and 50% limits may only be made when thirty days' advance notice has been provided to the Office of Thrift Supervision.

      Certain federally chartered savings banks who converted from a Massachusetts savings bank charter may, under certain grandfather provisions of HOLA, retain broader investment authority than that described in the preceding paragraph. For example, section 5(i) of HOLA grandfathers state authorized investment powers of certain Federal savings banks in existence as of the date of enactment of Federal statutes (e.g., the Financial Institution Reform, Recovery, and Enforcement Act of 1989) which may have otherwise limited such investments.

                         DIVIDENDS AND CAPITAL GAINS

      The Fund distributes all of its net income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis.

      Investors wishing to change the method of receiving dividends must notify the Fund in writing at least one week before payment is to be made.

      Net income of the Fund consists of all interest income accrued and earned, less estimated expenses of the Fund. Distributions of realized net capital gains, if any, are declared and paid once each year and are reinvested in additional shares at net asset value or, at each shareholder's option, paid in cash.

                               NET ASSET VALUE

      The Fund's net asset value per share is determined as of the close of the New York Stock Exchange. The net asset value per share is determined by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. U.S. debt securities are normally valued on the basis of valuations provided by market makers. Such prices are believed to reflect the fair value of such securities and to take into account appropriate factors such as institutional size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, and other market data. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

                             INVESTORS' ACCOUNTS

      The Fund maintains an account for each investor in full and fractional shares. All purchase and sale transactions are confirmed to the investor. Statements of account showing all transactions for the month, including dividends paid, are sent to participating banks on a monthly basis. In addition, statements of account showing all transactions for the calendar year, including dividends paid, are sent to participating banks on an annual basis.

                             INVESTORS' PRIVACY

      Protecting the privacy and confidentiality of investor's account information is important to the Fund. We value your business and the trust you placed with us. The Fund does not share any non-public information concerning our investor banks with any other party; except as necessary, to process transactions or service accounts. In addition, we maintain physical and electronic control procedures to safeguard our business records relative to investor accounts.

                                    TAXES

      The Fund has qualified as a regulated investment company under the Internal Revenue Code and will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from interest, together with distributions of any short-term capital gains, are taxable as ordinary income, whether or not reinvested. Dividends of the Fund do not qualify for the dividends received exclusion for corporations.

      Distributions of net long-term capital gains, if any, realized by the Fund are made at least annually and are taxable to shareholders. In addition, an investing Bank may realize a capital gain or loss in any year in which it redeems shares. It should be noted that long-term capital gain distributions and/or capital gains or losses realized from redemptions are taxed at the same rates as ordinary income under the provisions of the Tax Reform Act of 1986.

      A statement setting forth the federal income tax status of all distributions made during each calendar year is sent to each shareholder promptly after the end of such year.

                             AUDITORS AND LEGAL

      Parent, McLaughlin and Nangle, Certified Public Accountants, Inc., are the auditors of the Fund. The law firm of Steptoe and Johnson has passed upon certain legal matters of the Fund in connection with the shares offered by this offering circular.

                                    YIELD

      The yield for the 30-day period ended December 31, 2004 was 2.62%. Yield is calculated based on the 30 days ending on the date of the most recent statement of Assets and Liabilities, (as presented elsewhere within). A standard formula as required by the Securities and Exchange Commission is utilized for the computation of this yield amount. Net Investment Income in the formula differs from actual Net Investment Income as included in the Statement of Operations (included elsewhere within). Net Investment Income as reflected in the formula includes yield based upon market valuation of the portfolio at the commencement of the 30 day period. This yield amount may differ from the ratio of Net Investment Income to Average Net Assets reflected in selected financial information (as presented elsewhere within). The Fund yield fluctuates as a result of numerous factors. Therefore, the yield stated here is not necessarily representative of the Fund's future yield. The 30 day yield, for the most recent calender month end, may be obtained by directly calling the Rate Line 617-695-0419 or by calling our main office telephone number 617-695-0415 collect.

                  HOW THE SHARES OF THE FUND ARE PURCHASED-
                       TELEPHONE INVESTMENT PROCEDURE

      Shares of the Fund are offered for sale on days on which the New York Stock Exchange is open for business. The Fund and its custodian bank observe the following holidays during the calendar year: New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. There is no sales charge. The minimum initial investment is $50,000.00. Additional investments may be made in any amount in excess of the minimum.

Bank Wire Transfers

      Call your correspondent bank and speak to your account officer. Tell him that you want to transfer funds to State Street Bank and Trust Company. Instruct him to wire transfer the money before 4:00 P.M., Eastern Standard Time, to:

            State Street Bank and Trust Company
            Boston, Massachusetts
            Routing number: 0110-0002-8
            For account of the Bank Investment Fund, Fund One
            Account number: 9006-930-3

Internal Money Transfers

      If your correspondent bank account is with the State Street Bank and Trust Company, contact your account officer and instruct him to transfer funds from your account to the account of the Bank Investment Fund, Fund One, Account number: 9006-930-3.

      AFTER INSTRUCTING YOUR BANK TO TRANSFER FUNDS, PLEASE CALL THE FUND AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. REMEMBER, IT IS IMPORTANT TO DO THIS BEFORE 4:00 P.M. EASTERN STANDARD TIME.

      The securities market, in which the Fund buys and sells securities, usually requires immediate settlement in Federal funds for all security transactions; therefore, payment for the purchase of Fund shares must be made by Federal funds or bank wire, which can be converted immediately into Federal funds. Orders received prior to 4:00 P.M., Eastern Standard Time, will be invested in shares of the Fund at the next determined net asset value.

                    HOW SHARES OF THE FUND ARE REDEEMED-
                       TELEPHONE REDEMPTION PROCEDURE

      An investor may withdraw all or any portion of his investment by redeeming shares on any day that the Fund is open for business at the next determined net asset value. The proceeds of redemptions will be wired directly to the investor's bank account within one business day.

      The right of redemption can be suspended and the payment of the redemption proceeds deferred during any period in which a) the New York Stock Exchange is closed or trading on such Exchange is restricted or b) the Securities and Exchange Commission deems an emergency to exist, or during any other period permitted by order of the Commission for the protection of investors.

Bank Wire Transfers

      Call the Fund by 4:00 P.M. Eastern Standard Time to redeem shares that day (Trade Date), for payment on the following day (Settlement Date). When the amount to be redeemed is at least $5,000.00, the Fund will automatically wire transfer the amount to your correspondent bank account at settlement. The Fund will make payment by check when the amounts redeemed are less than $5,000.00.

Internal Money Transfers

      If your bank's account is with the State Street Bank and Trust Company, contact the Fund by 4:00 P.M. Eastern Standard Time for redemption of shares that day (Trade Date) for payment the following day (Settlement
Date). The Fund will transfer the amount from its account to your account at State Street Bank and Trust Company at settlement.

                            TRANSFER RESTRICTIONS

      Fund shares may not be transferred by banks holding such shares to any persons other than an eligible bank (except that the shares may be pledged to such other persons or they may be transferred to The Co-operative Central Bank, hereinafter the "Central Bank"). If the Fund shares are acquired by any other persons by operation of law or by foreclosure upon the pledge of such shares (or through transfer, in the case of the Central Bank), the Corporation must offer to repurchase the shares from such person at net asset value of the shares. If such offer is refused, no dividend may be paid by the Corporation or Fund on such shares, and the redemption price which the holder of such shares may obtain in any subsequent repurchase of those shares by the Corporation or Fund is limited to the net asset value of the shares on the date of the Corporation's offer.

      In the event of any transfer, it is extremely important to notify the Corporation immediately of any purchase, sale or transfer of Fund shares not made through the Corporation or its transfer agent. Immediate notification should be furnished to the Corporation by telephone, with written notification as a follow-up thereto. Prompt notification is essential to avoid any delay in redemption offer and loss of earnings. Please remember that a statutory restriction exists on the Corporation and it would be unable to pay a dividend to an ineligible holder after expiry of the 30-day repurchase period which is statutorily available following such transfer.

                                ORGANIZATION

      The Corporation was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth [Acts of 1984, Chapter 482 as amended] of Massachusetts under its chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Special Act indicates that the purpose of the Corporation is to hold, invest, reinvest and manage one or more mutual investment funds, which shall include all property of the Corporation, to be derived from voluntary subscription thereto by the Banks.

      The Corporation is an open-end diversified management investment company authorized to invest its assets in certain real estate mortgages, and a variety of other investments, including direct obligations of the United States, obligations guaranteed by the United States, obligations guaranteed by the Federal National Mortgage Association, bonds and other evidences of indebtedness of corporations, shares of common or preferred stock registered on a national securities exchange or for which quotations are available through the National Quotation Bureau, Inc.

or a comparable service, or through a national securities market established in conformance with Section 11A of the Securities Act of 1934, and other debt and equity securities. Fund One will only invest in those securities described under "Principal Investment Strategies" and "Investment Objectives and Restrictions" elsewhere herein.

      The business of the Corporation is conducted by a Board of Directors elected by the Corporation's Incorporators and the Directors have investment discretion relative to Corporation assets. The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks.

      The Corporation operates pursuant to an exemption from the sections of the Investment Company Act of 1940 which deal with (a) voting rights of security holders and (b) the manner of sale of redeemable shares.

      Only Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts, The National Cooperative Bank and directly or indirectly wholly-owned subsidiaries of such institutions are currently offered shares in the Fund. Such investors may purchase shares of beneficial interest, which do not entitle the shareholders thereof to voting rights of any nature, including investment policy matters.

                         DESCRIPTION OF FUND SHARES

      The Corporation has no capital stock. Beneficial ownership in each of the Corporation's funds is represented by shares of beneficial ownership, as recorded in book entry form. Each share is equal in every respect to every other share, except that if the Directors of the Corporation establish distinct investment funds, shares will be issued in distinct classes and each share within each class will be equal in every respect to every other share of that class.

      The shares of beneficial ownership are no par, non-voting, with a stated value of $1,000, issued in book entry form only. Investment and redemption of shares is effected at the net asset value as described elsewhere herein. Shares are recorded in whole and/or fractional shares, as applicable. Physical certificates are not issued. Monthly statements are furnished to reflect share balance and activity.

      With regard to the absence of voting rights, management believes that eligible investors are adequately protected because of a) regulation by the Commissioner of Banks, b) the redeemable nature of the shares, c) representation of co-operative bank investors in the election of Directors of the Central Bank, who as Incorporators elect the Corporation's Directors, and d) representation of savings bank investors by an advisor at such corporate meetings of the Incorporators.

                         SUPERVISION AND REGULATION

      As provided by Massachusetts statute [Chapter 482, Acts of 1984 as amended] the Corporation is subject to the supervision of the Commissioner of Banks of the Commonwealth of Massachusetts. Periodic reporting to the Commissioner of Banks is also required by the same statute. The Corporation is registered as an open-end diversi-fied management investment company under the Investment Company Act of 1940, as amended, and is subject to reporting requirements thereunder.

                             INVESTMENT ADVISOR

      The Corporation presently does not employ the services of any investment advisory or management services company. Investment decisions for the Fund are made by authorized officers of the Corporation, subject to approval or ratification by its Board of Directors. The Corporation reserves the right at any time in the future to appoint an investment advisor at any reasonable and customary fee as may be agreed when, in the opinion of the Corporation Directors, the use of such advisory or management services would improve Fund performance.

                               TRANSFER AGENT

      The Corporation maintains the records for the investment, redemption, and/or transfer of Fund shares. The Corporation reserves its right at any time in the future to appoint a separate transfer agent at any reasonable and customary fee as may be agreed when, in the opinion of the Corporation Directors, the use of such transfer service is necessary. The limited number of shareholders and nature of Fund operation does not, at this time, justify the use of a separate agent and would only be an extra or unnecessary expense.

                     OPERATING AND DISTRIBUTION EXPENSES

      Normal expenses which may be borne by the Fund include, but are not limited to: Director fees, salaries and wages, payroll taxes, employee benefits, taxes, corporate fees, occupancy, furniture and equipment, data processing, legal, auditing and accounting, telephone and postage, custodial and other bank fees, preparation, printing and distribution of reports, insurance, membership fees, organization, and other miscellaneous expenses.

      The Corporation has adopted a plan of distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan") providing that the Fund will pay certain expenses incurred by the Corporation which may be considered to be primarily intended to result in the sale of shares in the Fund. The expenses which may be incurred pursuant to the Plan include, without limitation, those for the preparation, printing and distribution of written materials for other than existing investors, preparation and distribution of advertising material and sales literature, direct payments to sales personnel, and other similar activities. The maximum expenditures which may be made pursuant to the Plan in any year is .12 of 1% of the average daily net asset value of the Corporation for such year. The Board of Directors of the Corporation has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

      Expenditures of $21,392 (.03% of average net assets) pursuant to the 12b-1 plan were incurred in and for the year ended December 31, 2004: $955 for advertising in trade journals and similar publications; $5,028 for printing and mailing of offering circulars; $17,850 for sales related compensation, payroll taxes and benefits; $4,907 for sponsorship of annual subscriptions and other promotional materials; and ($7,348) for other plan expenses.

      Because more than one fund will be operated by the Corporation, operating expenses and expenses incurred pursuant to the Plan related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in accordance with the annual budget as determined by the Board of Directors of the Corporation to be fair and equitable or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

      The Fund reimburses the Co-operative Central Bank and receives reimbursement from the Bank Investment Fund-Liquidity Fund for its proportionate share of expense items used in common. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 were .38% of average net assets. As reimbursement of allocated expenses, operating expenses paid to the Central Bank for the year ended December 31, 2004 were $63,300. The Fund accrued or received from the Bank Investment Fund-Liquidity Fund for the year ended December 31, 2004 the amount of $173,900.

                             EXCHANGE PRIVILEGE

      Shares of the Fund may be exchanged for shares of another fund on the basis of the respective net asset value of the shares involved, to the extent that additional funds are established by the Corporation.

                                  CUSTODIAN

      The Corporation is required by statute to at all times employ a national banking association located in the Commonwealth of Massachusetts, or a Massachusetts state-chartered bank authorized to exercise trust powers, as the Corporation's or Fund's custodian, to hold the securities owned by the Corporation and any monies delivered by the Corporation's or Fund's shareholders or due to the Corporation or Fund. Purchase and sale transactions are effected through or by the custodian bank upon the instructions of the Corporation.

      The State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Fund's cash and investments.

                           MANAGEMENT OF THE FUND

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      William F. Casey, Jr., President, has been the Fund's primary investment officer since April 1, 2000. Previously, Mr. Casey held the position of Executive Vice President of the Bank Investment Fund since its inception in 1985. Mr. Casey is also President of the Co-operative Central Bank and served as Financial Vice President from 1980 to 1986 and Executive Vice President and Treasurer of the Co-operative Central Bank from 1986 to 2000. Mr. Casey is a Certified Public Accountant and had been employed in several executive positions in both public accounting and banking prior to 1980.

      The Fund is governed by a Board of Directors that meets quarterly to review the Fund's investments, performance, expenses, and other business affairs. The Board elects the Fund's officers. All Board members are independent directors.

      The directors and officers of the Corporation are not eligible to hold the equity securities of the Corporation; the Corporation's charter limits its eligible shareholders to certain Massachusetts banks and certain other institutions. The directors are also directors and/or officers of co-operative banks which may own beneficial interests in shares of the Fund.

      Robert W. Terravecchia, Jr. was elected as a director in May 2003 by the Board of Incorporators and appointed as an additional member of the audit committee in June 2003 by the Board of Directors. Mr. Terravecchia is both an attorney and certified public accountant in Massachusetts. Mr. Terravecchia has been an officer of Weymouth Bank since 1994 and held several positions in public accounting prior thereto. Mr. Terravecchia has been designated as the audit committee member with financial expertise.

      Directors and Officers of the Corporation, together with information as to their principal business occupations during the past five years, are shown below:


                                                                                                       Number of
                                                                                                      Portfolios         Other
                                                           Term of                                      in Fund      Directorships
                                                         Office and                                     Complex        of Public
         Name, Age                Position(s) Held        Length of       Principal Occupation(s)     Overseen by      Companies
        and Address                  With Fund           Time Served        During Past 5 Years        Directors         Held
        -----------               ----------------       -----------      -----------------------     -----------    -------------

William F. Casey, Jr.          President (since          Yearly         President of The                   2             None
(60)                           April 1, 2000);           since 1985     Co-operative Central
75 Park Plaza,                 Executive Vice                           Bank,
Boston, MA                     President prior                          Boston, Massachusetts
02116-3934                     thereto                                  (since April 1, 2000);
                                                                        Executive Vice President
                                                                        and Treasurer of The
                                                                        Co-operative Central
                                                                        Bank prior thereto





                                                                                                       Number of
                                                                                                      Portfolios         Other
                                                           Term of                                      in Fund      Directorships
                                                         Office and                                     Complex        of Public
         Name, Age                Position(s) Held        Length of       Principal Occupation(s)     Overseen by      Companies
        and Address                  With Fund           Time Served        During Past 5 Years        Directors         Held
        -----------               ----------------       -----------      -----------------------     -----------    -------------

Susan L. Ellis                 Vice President            Yearly         Vice President of The              2             None
(55)                           and Treasurer             since 1985     Co-operative Central
75 Park Plaza,                                                          Bank,
Boston, MA                                                              Boston, Massachusetts
02116-3934

Annemarie Lee                  Vice President            Yearly         Vice President of The              2             None
(46)                           and Clerk of the          since 1985     Co-operative Central
75 Park Plaza,                 Corporation                              Bank,
Boston, MA                     (since June 19, 2003);                   Boston, Massachusetts
02116-3934                     and Vice President
                               prior thereto

John R. McSorley               Vice President            Yearly         Vice President of                  2             None
(62)                                                     since 2003     R. Seelaus & Co., Inc.
75 Park Plaza,                                                          Boston, Massachusetts
Boston, MA                                                              (2002-2003); Vice President
02116-3934                                                              of PaineWebber Inc.,
                                                                        Boston, Massachusetts
                                                                        (1977-2000)

Peter W. Copelas               Director                  Term ends      President of the Heritage          2             None
(62)                                                     2006, since    Co-operative Bank,
5 Mustang Circle                                         2004           Salem, Massachusetts
Danvers, MA
01923

James F. Culhane               Director and              Term ends      Chairman of the Board of           2             None
(74)                           Chairman of the           2006, since    the North Cambridge
75 Charles Diersch St.,        Board                     2000           Co-operative Bank,
E. Weymouth, MA                                                         Cambridge, Massachusetts
02189                                                                   (since May 2002) and
                                                                        President prior thereto

Alfonso De Vito                Director*                 Term ends      Chairman of the Board              2             None
(68)                                                     2006, since    of The Village Bank,
26 Rustic Street,                                        1999           Newton, Massachusetts
Newton, MA
02458





                                                                                                       Number of
                                                                                                      Portfolios         Other
                                                           Term of                                      in Fund      Directorships
                                                         Office and                                     Complex        of Public
         Name, Age                Position(s) Held        Length of       Principal Occupation(s)     Overseen by      Companies
        and Address                  With Fund           Time Served        During Past 5 Years        Directors         Held
        -----------               ----------------       -----------      -----------------------     -----------    -------------

Edward T. Mulvey               Director*                 Term ends      Chairman of the Board              2             None
(69)                                                     2005, since    of the Pilgrim
50 Pond Street,                                          1999           Co-operative Bank,
Cohasset, MA                                                            Cohasset, Massachusetts
02025

Harold S. Otto                 Director                  Term ends      President of the Methuen           2             None
(54)                                                     2005, since    Co-operative Bank
44 Laconia Circle                                        2002           Methuen, Massachusetts
North Andover, MA
01845

Robert W. Terravecchia, Jr.    Director*                 Term ends      President of the Weymouth          2             None
(40)                                                     2007, since    Bank,
15 Tayla Drive,                                          2003           Weymouth, Massachusetts
Weymouth, MA                                                            (since 2000) and Treasurer
02189                                                                   prior thereto

Joseph F. Truskowski, Jr.      Director                  Term ends      President of the                   2             None
(54)                                                     2007, since    Adams Co-operative
55 Orchard Hill                                          2004           Bank,
North Adams, MA                                                         Adams, Massachusetts
02145

*  Members of the Audit Committee

                            --------------------
                     THIS PAGE LEFT BLANK INTENTIONALLY
                            --------------------

                            FINANCIAL HIGHLIGHTS
               (For a share outstanding throughout each year)

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Parent, McLaughlin & Nangle, whose report, along with the Fund's financial statements, are included elsewhere herein.


                                                                 Year Ended December 31,
                                                          ------------------------------------
                                                            2004         2003          2002
                                                            ----         ----          ----

Net asset value, beginning of year                        $ 992.27     $1,000.47     $  998.09
                                                          --------     ---------     ---------
Income from investment operations:
  Net investment income                                      20.06         23.86         38.68
  Net realized and unrealized gain (loss)
   on investment transactions                               (13.10)        (8.20)         2.38
                                                          --------     ---------     ---------
      Total from investment operations                        6.96         15.66         41.06
                                                          --------     ---------     ---------

Less distributions:
  Dividends from net investment income                      (20.06)       (23.86)       (38.68)
  Distributions from capital gains                            0.00          0.00          0.00
                                                          --------     ---------     ---------
      Total distributions                                   (20.06)       (23.86)       (38.68)
                                                          --------     ---------     ---------
Net asset value, end of year                              $ 979.17     $  992.27     $1,000.47
                                                          ========     =========     =========
      Total return                                           0.71%         1.58%         4.20%

Ratios/Supplemental data:
  Net assets, end of year (in 000's)                      $ 49,568     $  89,935     $ 214,692
  Ratio of expenses to average net assets                    0.38%         0.18%         0.25%
  Ratio of net investment income to average
   net assets                                                2.06%         2.45%         3.73%
  Portfolio turnover rate                                   28.08%       102.16%        80.30%

      Portfolio turnover was computed including U.S. Governments and U.S. Government Agency obligations with maturities in excess of one year.

                     See notes to financial statements.


                                                                            Year Ended December 31,
                                                --------------------------------------------------------------------------------
                                                  2001        2000        1999        1998        1997        1996        1995
                                                  ----        ----        ----        ----        ----        ----        ----

Net asset value, beginning of year              $ 981.89    $ 956.42    $ 987.50    $ 983.75    $ 974.80    $ 996.20    $ 944.75
                                                --------    --------    --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                            50.27       53.96       54.08       56.88       58.35       60.41       66.14
  Net realized and unrealized gain (loss)
   on investment transactions                      16.20       25.47      (31.08)       3.75        8.95      (21.40)      51.45
                                                --------    --------    --------    --------    --------    --------    --------
      Total from investment operations             66.47       79.43       23.00       60.63       67.30       39.01      117.59
                                                --------    --------    --------    --------    --------    --------    --------

Less distributions:
  Dividends from net investment income            (50.27)     (53.96)     (54.08)     (56.88)     (58.35)     (60.41)     (66.14)
  Distributions from capital gains                  0.00        0.00        0.00        0.00        0.00        0.00        0.00
                                                --------    --------    --------    --------    --------    --------    --------
      Total distributions                         (50.27)     (53.96)     (54.08)     (56.88)     (58.35)     (60.41)     (66.14)
                                                --------    --------    --------    --------    --------    --------    --------
Net asset value, end of year                    $ 998.09    $ 981.89    $ 956.42    $ 987.50    $ 983.75    $ 974.80    $ 996.20
                                                ========    ========    ========    ========    ========    ========    ========
      Total return                                 6.91%       8.59%       2.40%       6.32%       7.12%       4.10%      12.78%

Ratios/Supplemental data:
  Net assets, end of year (in 000's)            $109,089    $106,536    $113,205    $128,475    $143,608    $151,591    $146,555
  Ratio of expenses to average net assets          0.34%       0.52%       0.52%       0.48%       0.45%       0.43%       0.45%
  Ratio of net investment income to average
   net assets                                      5.08%       5.64%       5.59%       5.74%       5.98%       6.21%       6.75%
  Portfolio turnover rate                        120.13%       6.42%      26.48%      50.00%      25.93%      49.26%      84.45%

                     See notes to financial statements.

Form of Letterhead of Parent, McLaughlin & Nangle

                        INDEPENDENT AUDITOR'S REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
 BANK INVESTMENT FUND-FUND ONE
 BOSTON, MASSACHUSETTS

      We have audited the accompanying statement of assets and liabilities of Bank Investment Fund-Liquidity Fund, including the schedule of portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bank Investment Fund-Liquidity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ Parent, McLaughlin & Nangle

                                         Certified Public Accountants

             Member of Public Company Accounting Oversignt Board


Boston, Massachusetts
January 20, 2005

                        BANK INVESTMENT FUND-FUND ONE

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2004


ASSETS:
  INVESTMENTS IN SECURITIES, at value
   (Identified cost $48,099,517)                                                  $ 47,433,898

  REPURCHASE AGREEMENTS                                                              1,810,000

  INTEREST RECEIVABLE                                                                  351,339

  OTHER ASSETS                                                                             210

  CASH                                                                                  89,601
                                                                                  ------------

    TOTAL ASSETS                                                                    49,685,048
                                                                                  ------------

LIABILITIES:
  DIVIDENDS PAYABLE                                                                     44,690

  ACCRUED EXPENSES                                                                      72,708
                                                                                  ------------

    TOTAL LIABILITIES                                                                  117,398
                                                                                  ------------

NET ASSETS: (Equivalent to $979.1735 per share based on 50,621.9280 shares of
 beneficial interest outstanding)                                                 $ 49,567,650
                                                                                  ============

REPRESENTED BY:
  Paid-in Capital                                                                 $ 67,442,844
  Accumulated net losses on investments                                            (17,209,575)
  Unrealized depreciation of investments-net                                          (665,619)
                                                                                  ------------

    TOTAL NET ASSETS                                                              $ 49,567,650
                                                                                  ============

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                           STATEMENT OF OPERATIONS
                        Year Ended December 31, 2004


INVESTMENT INCOME:                                                               $1,656,310

EXPENSES:
  Compensation, payroll taxes and benefits-officers                  $46,428
  Compensation, payroll taxes and benefits-other                      52,354
  Occupancy                                                           49,300
  Professional fees                                                   26,800
  Distribution expenses                                               21,392
  Equipment and data processing                                       15,684
  Directors' fees                                                     10,400
  Insurance expense                                                    9,200
  Other bank fees                                                      6,800
  Postage and telephone                                                6,400
  Meetings and travel                                                  6,100
  Shareholder reports                                                  5,028
  Other expenses                                                       2,236
  Stationary and supplies                                              2,100
                                                                     -------
      TOTAL EXPENSES                                                                260,222
                                                                                 ----------
      INVESTMENT INCOME-NET                                                       1,396,088
                                                                                 ----------

REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS:
  Net realized loss on investments                                                 (131,193)
  Change in net unrealized depreciation on investment securities                   (823,733)
                                                                                 ----------
      Net realized and unrealized loss on investments                              (954,926)
                                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                      $  441,162
                                                                                 ==========

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                     STATEMENT OF CHANGES IN NET ASSETS


                                                                Year Ended December 31,
                                                             ------------------------------
                                                                 2004             2003
                                                                 ----             ----

INCREASE IN NET ASSETS FROM OPERATIONS:
  Investment income-net                                      $  1,396,088     $   4,178,783
  Net realized gain (loss) on investments                        (131,193)          121,729
  Unrealized depreciation-net                                    (823,733)       (1,786,666)
                                                             ------------     -------------

    Net increase in net assets resulting from operations          441,162         2,513,846

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                        (1,396,088)       (4,178,783)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST-
 NET DECREASE                                                 (39,412,385)     (123,092,432)
                                                             ------------     -------------

    TOTAL DECREASE IN NET ASSETS                              (40,367,311)     (124,757,369)

NET ASSETS:
  Beginning of year                                            89,934,961       214,692,330
                                                             ------------     -------------

  End of year                                                $ 49,567,650     $  89,934,961
                                                             ============     =============

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                          PORTFOLIO OF INVESTMENTS
                              December 31, 2004

Obligations of Federal Agencies-93.5%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

Federal Home Loan Bank        $ 4,000,000    2.04%         03/03/06          $ 3,953,502
                                4,000,000    2.125         03/17/06*           3,955,355
                                4,000,000    2.00          07/10/06*           3,930,412
                                4,000,000    2.00          07/14/06*           3,930,487
                                4,000,000    2.075         07/28/06            3,931,691
                                2,000,000    2.30          12/29/06            1,960,196
                                4,000,000    2.25          01/29/07            3,912,336
                                4,000,000    2.66          02/13/07            3,943,674
                                4,000,000    2.50          04/30/07            3,920,000
                              -----------                                    -----------
                              $34,000,000              (Cost $34,000,000)    $33,437,653
                              -----------                                    -----------

Federal Home Loan Mortgage
 Corporation                  $ 5,000,000    3.875%        02/15/05          $ 5,008,373
                                4,000,000    2.08          05/26/06*           3,942,544
                                4,000,000    2.15          06/02/06            3,945,328
                              -----------                                    -----------
                              $13,000,000              (Cost $12,999,517)    $12,896,245
                              -----------                                    -----------

Total Federal Agencies
 Obligations                                           (Cost $46,999,517)    $46,333,898
                                                                             -----------

Certificates of Deposit-2.2%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

NCB, FSB                      $ 1,000,000    2.15%         01/20/05          $ 1,000,000
NCB, FSB                          100,000    2.20          02/08/05              100,000
                              -----------                                    -----------
                              $ 1,100,000              (Cost $ 1,100,000)    $ 1,100,000
                              -----------                                    -----------

--------------------
*     May be subject to call by issuer prior to maturity date.

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                              December 31, 2004

Repurchase Agreement-3.6%


                                  Par        Coupon      Maturity Date          Value
                                  ---        ------      -------------          -----

$1,810,000                    Repurchase Agreement dated December 31, 2004 with
                              Morgan Stanley Dean Witter, Inc. due January 3, 2005
                              with respect to $1,805,000 U.S. Treasury Note 6.50% due
                              May 15, 2005-maturity value $1,810,324.29 for an ef-
                              fective yield of 2.15%.

                                                       (Cost $ 1,810,000)    $ 1,810,000
                                                                             -----------
Total Investments-99.3%                                (Cost $49,909,517)    $49,243,898
                                                                             -----------
Other assets in excess of liabilities-0.7%                                       323,752
                                                                             -----------
Net assets-100%                                                              $49,567,650
                                                                             ===========

                     See notes to financial statements.

                        BANK INVESTMENT FUND-FUND ONE

                        NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization:

      The Bank Investment Fund (the "Corporation") was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth of Massachusetts (Acts of 1984, Chapter 482, as amended,) under its chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Corporation is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Corporation invests and manages two mutual investment funds derived from the voluntary subscriptions made by eligible investors.

      Fund One (the "Fund") is a no-load, diversified, open-end investment fund. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts, the National Cooperative Bank, and directly or indirectly wholly-owned subsidiaries of such institutions.

      Because more than one fund will be operated by the Corporation, operating expenses related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in proportion to the ratio of the net assets of each fund to total net assets of the Corporation or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

NOTE 2. Significant Accounting Policies:

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                        BANK INVESTMENT FUND-FUND ONE

NOTE 2. Significant Accounting Policies (continued):

Investment security valuation:

      U.S. debt securities are normally valued on the basis of valuations provided by market makers. Such prices are believed to reflect the fair value of such securities and to take into account appropriate factors such as institutional size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, and other market data. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

Accounting for investments:

      Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In computing net investment income prior to January 1, 1997, the Fund did not amortize premiums or accrete discounts on fixed income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Since January 1, 1997, the Fund amortizes premiums or accretes discounts on related fixed income securities, which change had an immaterial effect on investment income. Premiums, if any, and discounts are amortized or accreted on a straight line basis, which approximates the income method. Additionally, with respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the 1984 Tax Reform Act. Realized gains and losses on security transactions are determined on the identified cost method.

Repurchase agreements:

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

Federal income taxes:

      The Corporation's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund realized a tax basis loss of ($106,266) during 2004, resulting in a remaining capital loss carryforward of ($128,714) at December 31, 2004. Such capital loss carryforward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryforward will expire on December 31, 2008 ($22,448) and December 31, 2012 ($106,266).

                        BANK INVESTMENT FUND-FUND ONE

NOTE 2. Significant Accounting Policies (continued):

Dividends to shareholders:

      The Fund distributes all of its net investment income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. Distributions of otherwise taxable realized net capital gains, if any, are declared and paid once each year and are reinvested in additional shares at net asset value or, at each shareholder's option, paid in cash.

Net asset value:

      The net asset value per share is determined daily by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding.

NOTE 3. Security Transactions:

      The cost of securities purchased and the proceeds from the sales of securities, all of which were Obligations of U.S. Treasuries and Federal Agencies and bank certificates of deposit, (excluding short-term investments) aggregated $16,206,388 and $54,834,749, respectively for the year ended December 31, 2004. As of December 31, 2004, unrealized depreciation of investments was ($665,619); accumulated net realized loss on investment transactions totaled ($17,209,575).

NOTE 4. Distribution Expenses:

      The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the Investment Company Act of 1940, to use the assets of the Fund to finance certain activities relating to the distribution of its shares to investors. The Plan authorizes the Fund to pay for the cost of preparing, printing, and distributing offering circulars to prospective investors, for certain other direct or indirect marketing expenses, direct payments to sales personnel, and for the cost of implementing and operating the Plan. Plan expenses may not exceed an amount computed at an annual rate of .12 of 1% of the Fund's average daily net assets. The Fund paid or accrued $21,392 (.03% of average net assets) pursuant to this Plan for the year ended December 31, 2004.

                        BANK INVESTMENT FUND-FUND ONE

NOTE 5. Pension Plans:

      The Fund is a participating employer in the Co-operative Banks Employees Retirement Association, and has, in effect, a Defined Contribution Plan covering all eligible officers and employees. Under the plan, contributions by employees are doubled by the Fund, up to a maximum of 10% of each employee's salary. Effective January 1, 1989, the Fund also participates in a Defined Benefit Plan, which covers all eligible employees, and is funded currently. The Fund's contributions to these multi-employer plans for the year ended December 31, 2004 was $15,777.

NOTE 6. Shares of Beneficial Interest:

      Chapter 482 of the Acts of 1984, as amended, of the Commonwealth of Massachusetts permits the directors to issue an unlimited number of full and fractional shares of beneficial interest (no par, non-voting, with a stated value of $1,000 per share). As of December 31, 2004 capital paid-in aggregate was $67,442,844.

      Transactions in shares of beneficial interest are summarized as follows:


                                                Year Ended                       Year Ended
                                            December 31, 2004                December 31, 2003
                                       ----------------------------    ------------------------------
                                          Shares          Amount          Shares           Amount
                                          ------          ------          ------           ------

Sold                                    17,109.5805    $ 16,966,217      74,508.0791    $  74,259,582
Issued in reinvestment of dividends        659.0243         649,667       1,564.0312        1,557,657
                                       ------------    ------------    -------------    -------------
                                        17,768.6048      17,615,884      76,072.1103       75,817,239
Redeemed                                57,782.0128      57,028,269     200,027.2810      198,909,671
                                       ------------    ------------    -------------    -------------
Net decrease                           (40,013.4080)   $(39,412,385)   (123,955.1707)   $(123,092,432)
                                       ============    ============    =============    =============

NOTE 7. Transactions With Related Parties:

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      The Fund reimburses The Co-operative Bank and receives reimbursement from the Bank Investment Fund-Liquidity Fund for its proportionate share of expense items used in common. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 was .38% of average net assets. As reimbursement of allocated expenses, operating expenses paid to The Central Bank for the year ended December 31, 2004 was $63,300. The Fund accrued or received from the Bank Investment Fund-Liquidity Fund for the year ended December 31, 2004 the amount of $173,900.

     This sheet and the following sheet are perforated for your removal and use in the establishment or updating of your account.

                     CERTIFICATE OF CORPORATE RESOLUTION

      For Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts, the National Cooperative Bank and directly or indirectly wholly-owned subsidiaries of such institutions only. This form authorizes the individuals below to redeem shares by telephone or exchange.

      The undersigned is Secretary or Clerk of _________________ and hereby
certifies that the following individuals:    (name of corporation)

                Name                          Title
                ----                          -----

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

are duly authorized by corporate resolution or otherwise to act on behalf of the eligible bank in connection with its ownership of shares in the Bank Investment Fund, Fund One and in particular to give instructions for the purchase, sale or exchange of any said shares and to execute any necessary forms in connection therewith.

      The Bank Investment Fund will consider this authorization to be in full force and in effect until otherwise notified in writing.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate the _______________ day of
___________________ 20__________.


___________________________________________________________________________
Secretary or Clerk

                            BANK INVESTMENT FUND
                                  FUND ONE
                          ACCOUNT APPLICATION FORM

REGISTRATION. The account should be registered as follows:

                                                         DATE: ____________
NAME: _____________________________________________________________________
POST OFFICE BOX: __________________________________________________________
STREET ADDRESS: ___________________________________________________________
CITY/TOWN: ______________________________________ STATE: __________________
ZIP CODE: ____________________________ TELEPHONE NUMBER: __________________
TAX ID NUMBER _____________________________________________________________
FAX NUMBER:_____________________________ E-MAIL ADDRESS: __________________
INITIAL INVESTMENT: $____________________________________ (Minimum $50,000)

                           MONTHLY CASH DIVIDENDS

[ ] Check if dividends are to be paid monthly in cash. Otherwise dividends will be AUTOMATICALLY REINVESTED in additional shares of the Fund.

                         TELEPHONE REDEMPTION ORDERS

      Redemption proceeds will be sent ONLY to the bank or trust company listed below, for credit to the investor's account. The investor hereby authorizes the BANK INVESTMENT FUND to honor telephone or written instructions, without a signature guarantee, for redemption of Fund shares. THE FUND and its Agents will not be liable for any loss, expense or cost arising out of such transactions.

      Enclose a specimen copy of your check or deposit slip (marked VOID) for the bank account listed below. To facilitate the wiring of your redemption proceeds the indicated bank should be a commercial bank.

Name of Bank: _____________________________________________________________
Bank Account No.: _________________________________________________________
Bank Address: _____________________________________________________________
              street
              _______________________________________________ MA __________
              city                                                   zip
Name on Account: __________________________________________________________
Bank Routing/Transit No.: _________________________________________________

          AUTHORIZED PERSONS-TELEPHONE INVESTMENTS AND REDEMPTIONS

         Authorized person           Title              Initials
         -----------------           -----              --------

1. ________________________________________________________________________
2. ________________________________________________________________________
3. ________________________________________________________________________
4. ________________________________________________________________________
5. ________________________________________________________________________

                            CORPORATE RESOLUTIONS

      We have enclosed with this application form the necessary corporate resolutions to authorize corporate officers to make wire or cash payment transfers to the Bank Investment Fund and to purchase, sell or exchange shares of beneficial ownership in the Bank Investment Fund, Fund One.

                         SIGNATURE AND CERTIFICATION

      We have received and read the Offering Circular, and agree to its terms and conditions by signing below. By the execution of this Application, the undersigned represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund on behalf of the investor.

      The undersigned hereby certify under penalty of perjury that the above Taxpayer Identification Number is correct and that the investor is not subject to backup withholding.

      We further certify and agree that the certifications, authorizations and appointments in this document will continue until the Bank Investment Fund receives actual written notice of any change thereof.

Signature _____________________________ Title _____________________________

Signature _____________________________ Title _____________________________

Two signatures are required, one of which should be the Secretary or Clerk of the corporation.

                             SIGNATURE GUARANTEE

      In order to facilitate telephone redemptions, you must have your signature(s) on this application guaranteed by a commercial bank or stock exchange member firm.

___________________________________________________________________________
Name of Bank or Investment Dealer

___________________________________________________________________________
By (signature of authorized person)

___________________________________________________________________________
Title (authorized person)

                            FINANCIAL STATEMENTS

      As required by applicable statutes, semi-annual financial statements are furnished to the shareholder, the Commissioner of Banks and the Securities and Exchange Commission.

                           ADDITIONAL INFORMATION

      The Bank Investment Fund (the "Corporation") has filed with the Securities and Exchange Commission in Washington, D.C., under the chartered name the "Co-operative Bank Investment Fund" a registration statement on Form N-1A (together with all amendments and exhibits thereto, hereinafter referred to as the "Registration Statement") under the Investment Company Act of 1940. This Offering Circular does not contain all of the information in the Registration Statement. The Corporation has also filed a complete schedule of portfolio holdings Form N-Q with the Securities and Exchange Commission. The Registration Statement may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission; or:

      By Phone:   1-800-Sec-0330
      By mail:    Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C. 20549-6009
                  (duplicating fee required)
      On the Internet: www.sec.gov
      (Investment Company Act File No. 811-4421)

      The Corporation will provide, without charge to any person to whom this Offering Circular is delivered on the written or oral request of any such person, a copy of the Registration Statement and the additional information contained therein and documents relating to certain exemptions from the Investment Company Act of 1940 (see ORGANIZATION). Written requests should be directed to the Bank Investment Fund, 75 Park Plaza, Boston, MA 02116-3934. Telephone requests may be directed collect to 617-695-0415.

                     ==================================
                            BANK INVESTMENT FUND

                                  FUND ONE


                                   [LOGO]


                                75 Park Plaza
                            Boston, MA 02116-3934
                                617-695-0415
                       Web: www.bankinvestmentfund.com
                     E-mail: bif@bankinvestmentfund.com
                     ==================================

BANK INVESTMENT FUND  LIQUIDITY FUND
(Series 2)

ANNUAL REPORT
December 31, 2004



OFFERING CIRCULAR
-----------------

[LOGO]                      Bank Investment Fund
                               Liquidity Fund
                                75 Park Plaza
                      Boston, Massachusetts 02116-3934
                                617-695-0415

                            --------------------

      The Bank Investment Fund (the "Corporation") is an investment company which currently invests and manages two mutual funds derived from voluntary subscriptions made by eligible investors.

      Liquidity Fund (the "Fund") is a no-load, diversified, open-end money market investment fund whose objective is maximum current income consistent with liquidity and the preservation of capital. The Fund is designed solely for use by eligible investors as an economical and convenient way to make liquid investments. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank (sometimes hereinafter called "Banks").

      Investors should read this Offering Circular and retain it for future reference.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF BANKS OF THE COMMONWEALTH OF MASSACHUSETTS (the
"Commissioner of Banks"), NOR HAS THE COMMISSIONER OF BANKS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      THE SHARES BEING OFFERED ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND ARE NOT INSURED BY ANY GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND IS NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. SUCH SHARES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES ACTS AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER SUCH ACTS.

                            --------------------

           The date of this Offering Circular is February 28, 2005

                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

Risk Return Summary                                                      1
  Investment Objectives                                                  1
  Principal Investment Strategies                                        1
  Principal Investment Risk                                              2
  Bar Chart and 7 Day Yield                                              2
  Fee Table                                                              3
Investment Objectives and Restrictions                                   4
Statutory Limitation on Investments                                      5
Dividends                                                                6
Net Asset Value                                                          6
Investors' Accounts                                                      6
Investors' Privacy                                                       6
Taxes                                                                    6
Auditors and Legal                                                       7
Capital Gains or Losses                                                  7
How Shares of Fund are Purchased                                         7
How Shares of Fund are Redeemed                                          8
Transfer Restrictions                                                    8
Organization                                                             9
Description of Fund Shares                                              10
Supervision and Regulation                                              10
Investment Advisor                                                      10
Transfer Agent                                                          10
Operating and Distribution Expenses                                     11
Exchange Privilege                                                      11
Custodian                                                               12
Management of the Fund                                                  12
Financial Highlights                                                    16
Independent Auditor's Report                                            18
Financial Statements                                                    19
Investments                                                             22
Notes to Financial Statements                                           24
Account Application Forms                                               29
Additional Information                                             Back Cover

                            BANK INVESTMENT FUND
                               LIQUIDITY FUND
                                75 Park Plaza
                      Boston, Massachusetts 02116-3934

                             RISK RETURN SUMMARY

Investment Objectives

      The investment objectives of Liquidity Fund is to maximize current income consistent with liquidity of assets and safety of principal.

      The Fund was formed to provide participating banks with a highly liquid, diversified, high-quality investment vehicle designed to assist liquidity management, while seeking preservation of capital.

Principal Investment Strategies

      In addition to maintaining cash on hand and in checking accounts due from banks, the Fund invests principally in short-term marketable debt securities issued by the United States Government or by agencies of the United States, bank money instruments, repurchase agreements, short-term corporate debt instruments, commercial paper, and reverse repurchase agreements.

      The categories of those securities include, but may not be limited to
a) certificates of deposit due from any trust company, national banking association or banking company, or any federally insured savings banks, co-operative bank or savings & loan association, b) Federal funds sold, c) bonds and other direct obligations of the United States which are unconditionally guaranteed as to principal and interest by the United States, and issues of U.S. Government agencies and instrumentalities, d) repurchase agreements, e) commercial paper which, when purchased, is rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") and/or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, has been determined to be of comparable high quality under procedures adopted and approved by the Fund's Board of Directors. Commercial paper obligations may include variable amount of master demand notes; short-term obligations of corporations; f) Second Tier securities to the extent permissible by Rule 2a-7 of the Investment Company Act of 1940 (see investment restrictions) including commercial paper which when purchased is rated A-2 by Standard & Poor's or Prime-2 by Moody's or if not rated, has been determined to be of comparable quality under procedures adopted and approved by the Fund's Board of Directors, and g) certain money market instruments which, when purchased, are rated A-1 by Standard and Poor's Corporation and/or Prime-1 by Moody's Investor Services or, if not rated, has been determined to be of comparable high quality under procedures adopted and approved by the Fund's Board of Directors.

      All the above investments must have original maturities or remaining maturities of 397 days or less. In addition, the Fund will maintain a dollar weighted average maturity of 90 days or less.

      The Fund may invest more than 25% of its assets in the banking industry through certificates of deposit and Federal funds sold in the ordinary course of its business. However, the Fund will not invest more than 35% of the Fund's assets in that industry. The Fund will not concentrate it's investments in any other industry other than banking.

      The Fund may enter into reverse repurchase agreements to meet short-term liquidity needs of the Fund. These agreements may not be in excess of three business days.

Principal Investment Risk

      The main risk factor in the Fund's performance is interest rates, the fluctuation of which will cause the income of the Fund to correspondently change. The average portfolio duration may cause a delayed effect before the market interest rate change is fully reflected in the Fund's income performance.

      An additional risk factor in the Fund's performance, to a limited extent, is credit risk. Credit risk is the chance that the issuer of the security could have its credit rating downgraded or be unable to pay interest and principal in a timely manner. While the credit quality of the Fund's investment portfolio is extremely high based on the principal investment strategies discussed above, the Fund is subject to some degree of credit risk.

      While the Fund seeks to maintain, it does not guaranty a stable net asset value of $1,000 per share. In addition, the shares being offered are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation, U.S. Government or its agencies.

Bar Chart and 7 Day Yield

      The bar chart shows the changes of the Fund's total return performance from year to year over a ten year period ended December 31, 2004.

                     BANK INVESTMENT FUND-LIQUIDITY FUND
                             ANNUAL TOTAL RETURN


            1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
            ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

Percent     5.86    5.38    5.52    5.44    5.00    6.31    4.17    1.85    1.09     1.13

--------------------
During the ten-year period shown in the bar chart, the highest quarterly return was 6.7% (for the quarter ended September 30, 2000) and the lowest quarterly return was .88% (for the quarter ended March 31, 2004).

      The table shows how the Fund's average annual return for one, five and ten years for the period ended December 31, 2004 compared to the 3 month U.S. Treasury Bill.


                                             One      Five     Ten
                                             Year     Year     Year
                                             ----     ----     ----

      Bank Investment Fund-Liquidity Fund    1.13%    2.89%    4.16%
      U.S. Treasury Bill-3 month             1.44%    2.69%    3.97%

--------------------
Total returns are based on past results and are not a prediction of future performance.

      The annualized average net yield of the seven-day period ended December 31, 2004 was 1.86%. Yield is calculated based on the last 7 days ending on the date of the most recent statement of Assets and Liabilities, (as presented elsewhere within). The Fund's yield fluctuates as a result of numerous factors. Therefore, the yield stated here is not necessarily representative of the Fund's future yield. The most recent daily yield, together with the 7 day yield for the most recent calendar month end may be obtained by directly calling the rate line 617-695-0419 or by calling our main office telephone number 617-695-0415 collect.

Fee Table

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                  Year Ended
                                                              December 31, 2004
                                                              -----------------

      Shareholder Transaction Expenses*                                0%
      Annual Fund Operating Expenses
       (as a percentage of average net assets)
        Management Fees                                                0%
        12b-1 Fees                                                   .01%
        Other Expenses
          Compensation, Payroll, Taxes, & Benefits    .06%
          Occupancy                                   .04%
          Remainder                                   .06%
                                                      ---
                                                                     .16%
                                                                     ---
      TOTAL FUND OPERATING EXPENSES                                  .17%
                                                                     ===

--------------------
* The Fund charges no sales load or deferred sales load on any purchase, reinvested dividend, exchange, or redemption transactions.

Example

      You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return and (2) with or without redemption at the end of each time period:


                           1 Year    3 Years    5 Years    10 Years
                           ------    -------    -------    --------

      December 31, 2004    $17.40    $54.90     $96.34     $219.98

      The purpose of the foregoing table, which is based upon the Fund's fiscal year ended December 31, 2004, is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example provided is intended to show the dollar amount of expenses that would be incurred over the indicated periods on a hypothetical $10,000 investment in the Fund, assuming a 5% annual return and assuming that the Fund's expenses continue at the rates shown in the table. However, the actual return on an investment in the Fund may be greater or less than 5%. Furthermore, the Example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

                   INVESTMENT OBJECTIVES AND RESTRICTIONS

      The investment objective of the Liquidity Fund is to maximize current income consistent with liquidity of assets and safety of principal.

      The Fund was formed to provide participating banks with a highly liquid, diversified high-quality investment vehicle designed to assist liquidity management while seeking preservation of capital. The Fund pursues this objective by investing principally in short-term marketable debt securities issued by the United States Government or by agencies of the United States, bank money instruments, short-term corporate debt instruments including commercial paper, repurchase agreements and reverse repurchase agreements.

      Shares of the Bank Investment Fund are eligible investments to be included in legal liquidity under Massachusetts General Laws, Chapter 170,
Section 22.

      The Board of Directors of the Corporation has investment discretion with regard to Liquidity Fund assets.

      No more than 5% of the Fund's assets at the time of purchase may be invested in the securities of any one issuer except for direct obligations of the United States or obligations guaranteed by the United States, and other obligations issued under federal programs or by certain federal agencies.

      In accordance with amendments, effective June 1, 1991 to Rule 2a-7 of the Investment Company Acts of 1940, no more than 5% of the Fund's assets, in the aggregate, may be invested in "second tier" securities, with no more than 1% of the Fund's assets or one million dollars, whichever is greater, invested in the second tier securities of any one issuer.

      The Fund is further restricted through the investment policy maintained by the Corporation's Officers and Directors. The investment policy restricts the Fund from a) purchasing any securities other than money market instruments and other securities described under "Principal Investment Strategies", and b) investing more than 25% of its total assets in the securities of a particular industry other than U.S. Government securities, Government Agency securities or bank money instruments.

               STATUTORY LIMITATION ON INVESTMENTS IN THE FUND
                           BY PARTICIPATING BANKS

      Under Massachusetts General Laws, Chapter 167F, Section 3(2) as amended, a participating or eligible savings bank or co-operative bank may invest an amount in excess of 100% of its capital and surplus in any distinct non-equity investment fund of the Corporation except to the extent that the Commissioner of Banks for the Commonwealth of Massachusetts may by regulation set limits and conditions. The participating bank will be responsible for monitoring and compliance with this limitation.

      Under Massachusetts General Laws, Acts of 1932, Chapter 45, Section 7, as amended, The Co-operative Central Bank Reserve Fund may not invest or hold at any one time more than 20% of its assets with the Corporation.

      Investments in the Fund are affected by Section 303 of the FDIC Improvement Act of 1991 which limits investments by FDIC-insured state banks (including Massachusetts co-operative banks, savings banks and trust companies) in common or preferred stock or shares of mutual funds to the extent that such investments are permissible for national banks. Permissible national bank investments, as described in section 24(7) of the National Bank Act and 12 C.F.R. Part 1, include mutual funds which invest in securities and financial instruments eligible for direct investment by national banks. The underlying investment portfolio composition of the Liquidity Fund is comprised of assets (Federal agency obligations, certificates of deposit, commercial paper, short-term corporate bonds and notes, and Federal funds sold) that a national bank may purchase and sell for its own account under 12 C.F.R. Part 1. An FDIC-insured state bank may hold these investments directly or indirectly (i.e. pass-through mutual fund investment) that are permissible for national banks without being subject to limit restrictions for national banks. Therefore, Liquidity Fund balances may be excluded (on a pass-through basis with shares of beneficial interest) from an FDIC-insured state-chartered bank's (such as a Massachusetts savings bank or co-operative bank) computation of equity securities in measuring compliance with 12 C.F.R. 362 limits (usually 100% of Tier 1 capital).

      Federally chartered savings banks and savings and loan associations (with their principal place of business in Massachusetts) may invest in an open-end mutual fund, such as the Liquidity Fund, which invests in securities and financial instruments in which such institutions may invest directly (e.g., Federal agency obligations and high quality commercial paper and corporate debt). For purposes of determining compliance with quantitative investment limitations under the Home Owners Loan Act ("HOLA"), an investing bank's or association's proportionate share of a mutual fund's individual investments will, under 12 C.F.R., 560.32, be aggregated with such investments held directly by the bank or association. Apart from this requirement, a bank or association may invest, without prior notice to the Office of Thrift Supervision, an amount up to 15% of its total capital in any one mutual fund or up to 50% of total capital in all such pass-through investment vehicles. Investments in excess of the 15% and 50% limits may only be made when thirty days' advance notice has been provided to the Office of Thrift Supervision.

      Certain federally chartered savings banks which converted from a Massachusetts savings bank charter may, under certain grandfather provisions of HOLA, retain broader investment authority than that described in the preceding paragraph. For example, section 5(i) of HOLA grandfathers state authorized investment powers of certain Federal savings banks in existence as of the date of enactment of Federal statutes (e.g., the Financial Institution Reform, Recovery and Enforcement Act of 1989) which may have otherwise limited such investments.

                                  DIVIDENDS

      The Fund distributes all of its net income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis.

      Investors wishing to change the method of receiving dividends must notify the Fund in writing at least one week before payment is to be made. Net income for dividend purposes consists of interest accrued and discount earned, less amortization of any premium and accrued expenses, plus or minus all realized short-term gains or losses, if any.

                               NET ASSET VALUE

      The Fund's net asset value per share is determined by dividing the value of all investment securities and all other assets, less liabilities, by the number of shares outstanding. The Fund's investment securities are valued based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Corporation's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1,000.00.

                             INVESTORS' ACCOUNTS

      The Fund maintains an account for each investor in full and fractional shares. All purchase and sale transactions are confirmed to the investor. Statements of account showing all transactions for the month, including dividends paid, are sent to participating banks on a monthly basis. In addition, statements of accounts showing all transactions for the calendar year, including dividends paid, are sent to participating banks on annual basis.

                             INVESTORS' PRIVACY

      Protecting the privacy and confidentiality of investor's account information is important to the Fund. We value your business and the trust you placed with us. The Fund does not share any non-public information concerning our investor banks with any other party; except as necessary, to process transactions or service accounts. In addition, we maintain physical and electronic control procedures to safeguard our business records relative to investor accounts.

                                    TAXES

      The Fund has qualified as a regulated investment company under the Internal Revenue Code and will not be liable for federal income taxes to the extent its earnings are distributed. Dividends derived from interest, together with distributions of any short-term capital gains, are taxable as ordinary income, whether or not reinvested. Dividends of the Fund do not qualify for the dividends received exclusion for corporations.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. The resulting loss carry forward of $181,035 will expire on December 31, 2012. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

      A statement setting forth the federal income tax status of all distributions made during each calendar year is sent to each shareholder promptly after the end of such year.

                             AUDITORS AND LEGAL

      Parent, McLaughlin and Nangle, Certified Public Accountants, Inc., are the auditors of the Fund. The law firm of Steptoe & Johnson has passed upon certain legal matters of the Fund in connection with the shares offered by this offering circular.

                           CAPITAL GAINS OR LOSSES

      The Fund does not expect to experience long-term capital gains or losses due to the short-term nature of the portfolio, and therefore the Fund does not expect to pay capital gain dividends. The Fund recorded short-term capital losses of $181,035 in connection with its repositioning of the portfolio in November 2004.

                  HOW THE SHARES OF THE FUND ARE PURCHASED-
                       TELEPHONE INVESTMENT PROCEDURE

      Shares of the Fund are offered for sale on days on which the New York Stock Exchange is open for business. The Fund and its custodian bank observe the following holidays during the calendar year: New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. There is no sales charge. The minimum initial investment is $50,000. Additional investments may be made in any amount in excess of the minimum.

Bank Wire Transfers

      Call your correspondent bank and speak to your account officer. Tell him that you want to transfer funds to State Street Bank and Trust Company. Instruct him to wire transfer the money before 2:00 P.M., Eastern Standard Time, to:

            State Street Bank and Trust Company
            Boston, Massachusetts
            Routing number: 0110-0002-8
            For account of the Bank Investment Fund, Liquidity Fund Account number: 9006-884-2

Internal Money Transfers

      If your correspondent bank account is with the State Street Bank and Trust Company, contact your account officer and instruct him to transfer funds from your account to the account of the Bank Investment Fund, Liquidity Fund, Account number: 9006-884-2.

      AFTER INSTRUCTING YOUR BANK TO TRANSFER FUNDS, PLEASE CALL THE FUND AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. REMEMBER, IT IS IMPORTANT TO DO THIS BEFORE 2:00 P.M. EASTERN STANDARD TIME.

      The securities market, in which the Fund buys and sells securities, usually requires immediate settlement in Federal funds for all security transactions; therefore, payment for the purchase of Fund shares must be made by Federal funds or bank wire, which can be converted immediately into Federal funds. Orders received prior to 2:00 P.M., Eastern Standard Time, will be invested in shares of the Fund at the next determined net asset value.

                    HOW SHARES OF THE FUND ARE REDEEMED-
                       TELEPHONE REDEMPTION PROCEDURE

      An investor may withdraw all or any portion of his investment by redeeming shares on any day that the Fund is open for business at the next determined net asset value. The proceeds of redemptions will be wired directly to the investor's bank account within one business day.

      The right of redemption can be suspended and the payment of the redemption proceeds deferred during any period in which a) the New York Stock Exchange is closed or trading on such Exchange is restricted or b) the Securities and Exchange Commission deems an emergency to exist, or during any other period permitted by order of the Commission for the protection of investors.

Bank Wire Transfers

      Call the Fund by 2:00 P.M. Eastern Standard Time to redeem shares that day (Trade Date), for payment the following day (Settlement Date). When the amount to be redeemed is at least $5,000.00, the Fund will automatically wire transfer the amount to your correspondent bank account at settlement. The Fund will make payment by check when the amounts redeemed are less than $5,000.00.

Internal Money Transfers

      If your bank's account is with the State Street Bank and Trust Company, contact the Fund by 2:00 P.M. Eastern Standard Time for redemption of shares that day (Trade Date) for payment on the following day
(Settlement Date). The Fund will transfer the amount from its account to your account at State Street Bank and Trust Company at settlement.

                            TRANSFER RESTRICTIONS

      Fund shares may not be transferred by banks holding such shares to any persons other than an eligible bank (except that the shares may be pledged to such other persons or they may be transferred to the Central
Bank). If the Fund shares are acquired by any other persons by operation of law or by foreclosure upon the pledge of such shares (or through transfer, in the case of the Central Bank), the Corporation must offer to repurchase the shares from such person at net asset value of the shares. If such offer is refused, no dividend may be paid by the Corporation or Fund on such shares, and the redemption price which the holder of such shares may obtain in any subsequent repurchase of those shares by the Corporation or Fund is limited to the net asset value of the shares on the date of the Corporation's offer.

      In the event of any transfer, it is extremely important to notify the Corporation immediately of any purchase, sale or transfer of Fund shares not made through the Corporation or its transfer agent. Immediate notification should be furnished to the Corporation by telephone, with written notification as a follow-up thereto. Prompt notification is essential to avoid any delay in redemption offer and loss of earnings. Please remember that a statutory restriction exists on the Corporation and it would be unable to pay a dividend to an ineligible holder after expiration of the 30-day repurchase period which is statutorily available following such transfer.

                                ORGANIZATION

      The Corporation was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth [Acts of 1984, Chapter 482 as amended] of Massachusetts under its chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Special Act indicates that the purpose of the Corporation is to hold, invest, reinvest and manage one or more mutual investment funds, which shall include all property of the Corporation, to be derived from voluntary subscription thereto by the Banks.

      The Liquidity Fund commenced operations on October 12, 1988.

      The Corporation is an open-end diversified management investment company authorized to invest its assets in certain real estate mortgages, and a variety of other investments, including direct obligations of the United States, obligations guaranteed by the United States, obligations guaranteed by the Federal National Mortgage Association, bonds and other evidences of indebtedness of corporations, shares of common or preferred stock registered on a national securities exchange or for which quotations are available through the National Quotation Bureau, Inc. or a comparable service, or through a national securities market established in conformance with Section 11A of the Securities Act of 1934, and other debt and equity securities. The Liquidity Fund will only invest in those securities described under "Principal Investments Strategies" and "Investment Objectives and Restrictions" elsewhere herein.

      The business of the Corporation is conducted by a Board of Directors elected by the Corporation's Incorporators and the Directors have investment discretion relative to Corporation assets. The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks.

      The Corporation operates pursuant to an exemption from the sections of the Investment Company Act of 1940 which deal with a) voting rights of security holders and b) the manner of sale of redeemable securities.

      Only Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank are currently offered shares in the Fund. Such investors may purchase shares of beneficial interest, which do not entitle the shareholders thereof to voting rights of any nature, including investment policy matters.

                         DESCRIPTION OF FUND SHARES

      The Corporation has no capital stock. Beneficial ownership in each of the Corporation's funds is represented by shares of beneficial ownership in such fund, as recorded in book entry form. Each share of beneficial interest in each fund is equal in every respect to every other share of that fund. As the Directors of the Corporation establish distinct investment funds, shares will be issued in distinct classes and each share within each class will be equal in every respect to every other share of that class.

      The shares of beneficial ownership are no par, non-voting, with a stated value of $1,000, issued in book entry form only. Investment and redemption of shares is effected at the net asset value as described elsewhere herein. Shares are recorded in whole and/or fractional shares, as applicable. Physical certificates are not issued. Monthly statements are furnished to reflect share balance and activity.

      With regard to the absence of voting rights, management believes that eligible investors are adequately protected because of a) regulation by the Commissioner of Banks, b) the redeemable nature of the shares, c) representation of co-operative bank investors in the election of Directors of the Central Bank, who as Incorporators elect the Corporation's Directors, and d) representation of savings bank investors by an advisor at such corporate meetings of the Incorporators.

                         SUPERVISION AND REGULATION

      As provided by Massachusetts statute [Chapter 482, Acts of 1984 as amended] the Corporation is subject to the supervision of the Commissioner of Banks of the Commonwealth of Massachusetts. Periodic reporting to the Commissioner of Banks is also required by the same statute. The Corporation is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended, and is subject to reporting requirements thereunder.

                             INVESTMENT ADVISOR

      The Corporation presently does not employ the services of any investment advisory or management services company. Investment decisions for the Fund are made by authorized officers of the Corporation, subject to approval or ratification by its Board of Directors. The Corporation reserves the right at any time in the future to appoint an investment advisor at any reasonable and customary fee as may be agreed when, in the opinion of the Corporation Directors, the use of such advisory or management services would improve Fund performance.

                               TRANSFER AGENT

      The Corporation maintains the records for the investment, redemption, and/or transfer of Fund shares. The Corporation reserves its right at any time in the future to appoint a separate transfer agent at any reasonable and customary fee as may be agreed when, in the opinion of the Corporation Directors, the use of such transfer service is necessary. The limited number of shareholders and nature of Fund operation does not, at this time, justify the use of a separate agent and would only be an extra or unnecessary expense.

                     OPERATING AND DISTRIBUTION EXPENSES

      Normal expenses which may be borne by the Fund include, but are not limited to: Director fees, salaries and wages, payroll taxes, employee benefits, taxes, corporate fees, occupancy, furniture and equipment, data processing, legal, auditing and accounting, telephone and postage, custodial and other bank fees, preparation, printing and distribution of reports, insurance, membership fees, organization, and other miscellaneous expenses.

      The Corporation has adopted a plan of distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan") providing that the Fund will pay certain expenses incurred by the Corporation which may be considered to be primarily intended to result in the sale of shares in the Fund. The expenses which may be incurred pursuant to the Plan include, without limitation, those for the preparation, printing and distribution of written materials for other than existing investors, preparation and distribution of advertising material and sales literature, direct payments to sales personnel, and other similar activities. The maximum expenditures which may be made pursuant to the Plan in any year is .12 of 1% of the average daily net asset value of the Corporation for such year. The Board of Directors of the Corporation has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

      Expenditures of $33,559 (.01% of average net assets) pursuant to the 12b-1 plan were incurred in and for the year ended December 31, 2004:
$1,939 for advertising in trade journals and similar publications; $5,065 for printing and mailing of offering circulars; $36,240 for sales related compensation, payroll taxes and benefits; $9,963 for sponsorship of annual subscriptions and other promotional materials; and ($19,648) for other plan expenses.

      Because more than one fund will be operated by the Corporation, operating expenses and expenses incurred pursuant to the Plan related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in accordance with the annual budget as determined by the Board of Directors of the Corporation to be fair and equitable or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

      The Fund accrued or paid the Bank Investment Fund-Fund One $173,900 for the year ended December 31, 2004 as a net reimbursement for the proportionate share of expense items used in common by both funds. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 were .17% of average net assets.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

                             EXCHANGE PRIVILEGE

      Shares of the Fund may be exchanged for shares of another fund of the Corporation on the basis of the respective net asset value of the shares involved.

                                  CUSTODIAN

      The Corporation is required by statute to at all times employ a national banking association located in the Commonwealth of Massachusetts, or a Massachusetts state-chartered bank authorized to exercise trust powers, as the Corporation's or Fund's custodian, to hold the securities owned by the Corporation and any monies delivered by the Corporation's or Fund's shareholders or due to the Corporation or Fund. Purchase and sale transactions are effected through or by the custodian bank upon the instructions of the Corporation.

      The State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's cash and investments, other than cash and Federal funds sold. Investments held under custody include certificates of deposit. The Fund also maintains cash and Federal fund balances with a number of qualified national banks or Massachusetts state chartered banks. The banks utilized have been determined by the officers and directors of the Fund to have been qualified to be custodian banks themselves. State Street Bank and Trust Company, the Fund's custodian, and other qualified banks, as discussed above, may be used by the Fund for the placement of short-term, usually overnight, funds in Federal funds sold.

                           MANAGEMENT OF THE FUND

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank which is the statutory reserve bank and insurer of deposits in excess of Federal deposit insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      William F. Casey, Jr., President, has been the Fund's primary investment officer since April 1, 2000. Previously, Mr. Casey held the position of Executive Vice President of the Bank Investment Fund since its inception in 1985. Mr. Casey is also President of the Co-operative Central Bank and served as Financial Vice President from 1980 to 1986 and Executive Vice President and Treasurer of the Co-operative Central Bank from 1986 to 2000. Mr. Casey is a Certified Public Accountant and had been employed in several executive positions in both public accounting and banking prior to 1980.

      The Fund is governed by a Board of Directors that meets quarterly to review the Fund's investments, performance, expenses, and other business affairs. The Board elects the Fund's officers. All Board members are independent directors.

      The directors and officers of the Corporation are not eligible to hold the equity securities of the Corporation; the Corporation's charter limits its eligible shareholders to certain Massachusetts banks and certain other institutions. The directors are also directors and/or officers of co-operative banks which may own beneficial interests in shares of the Fund.

      Robert W. Terravecchia, Jr. was elected as a director in May 2003 by the Board of Incorporators and appointed as an additional member of the audit committee in June 2003 by the Board of Directors. Mr. Terravecchia is both an attorney and certified public accountant in Massachusetts. Mr. Terravecchia has been an officer of Weymouth Bank since 1994 and held several positions in public accounting prior thereto. Mr. Terravecchia has been designated as the audit committee member with financial expertise.

      Directors and Officers of the Corporation, together with information as to their principal business occupations during the past five years, are shown below:


                                                                                                      Number of
                                                                                                     Portfolios         Other
                                                         Term of                                       in Fund      Directorships
                                                       Office and                                      Complex        of Public
         Name, Age              Position(s) Held        Length of       Principal Occupation(s)      Overseen by      Companies
        and Address                With Fund           Time Served        During Past 5 Years         Directors         Held
        -----------             ----------------       -----------      -----------------------      -----------    -------------

William F. Casey, Jr.          President (since        Yearly         President of The                    2             None
(60)                           April 1, 2000);         since 1985     Co-operative Central
75 Park Plaza,                 Executive Vice                         Bank,
Boston, MA                     President prior                        Boston, Massachusetts
02116-3934                     thereto                                (since April 1, 2001);
                                                                      Executive Vice President
                                                                      and Treasurer of The
                                                                      Co-operative Central
                                                                      Bank prior thereto

Susan L. Ellis                 Vice President          Yearly         Vice President of The               2             None
(55)                           and Treasurer           since 1985     Co-operative Central
75 Park Plaza,                                                        Bank,
Boston, MA                                                            Boston, Massachusetts
02116-3934

Annemarie Lee                  Vice President and      Yearly         Vice President of The               2             None
(46)                           Clerk of the            since 1985     Co-operative Central
75 Park Plaza,                 Corporation (since                     Bank,
Boston, MA                     June 19, 2003); and                    Boston, Massachusetts
02116-3934                     Vice President
                               prior thereto

John R. McSorley               Vice President          Yearly         Vice President of                   2             None
(62)                                                   since 2003     R. Seelaus & Co., Inc.
75 Park Plaza,                                                        Boston, Massachusetts
Boston, MA                                                            (2002-2003); Vice
02116-3934                                                            President of PaineWebber
                                                                      Inc., Boston, Massachusetts
                                                                      (1977-2000)

Peter W. Copelas               Director                Term ends      President of the Heritage           2             None
(62)                                                   2006, since    Co-operative Bank,
5 Mustang Circle,                                      2004           Salem, Massachusetts
Danvers, MA
01923





                                                                                                      Number of
                                                                                                     Portfolios         Other
                                                         Term of                                       in Fund      Directorships
                                                       Office and                                      Complex        of Public
         Name, Age              Position(s) Held        Length of       Principal Occupation(s)      Overseen by      Companies
        and Address                With Fund           Time Served        During Past 5 Years         Directors         Held
        -----------             ----------------       -----------      -----------------------      -----------    -------------

James F. Culhane               Director and            Term ends      Chairman of the Board of            2             None
(74)                           Chairman of the         2006, since    the North Cambridge
75 Charles Diersch St.,        Board                   2000           Co-operative Bank,
E. Weymouth, MA                                                       Cambridge, Massachusetts
02189                                                                 (since May 2002) and
                                                                      President prior thereto

Alfonso De Vito                Director*               Term ends      Chairman of the Board               2             None
(68)                                                   2006, since    of The Village Bank,
26 Rustic Street,                                      1999           Newton, Massachusetts
Newton, MA
02458

Edward T. Mulvey               Director*               Term ends      Chairman of the Board               2             None
(69)                                                   2005, since    of the Pilgrim
50 Pond Street,                                        1999           Co-operative Bank,
Cohasset, MA                                                          Cohasset, Massachusetts
02025

Harold S. Otto                 Director                Term ends      President of the Methuen            2             None
(54)                                                   2005, since    Co-operative Bank
44 Laconia Circle                                      2002           Methuen, Massachusetts
North Andover, MA
01845

Robert W. Terravecchia, Jr.    Director*               Term ends      President of the Weymouth           2             None
(40)                                                   2007, since    Bank,
15 Tayla Drive,                                        2003           Weymouth, Massachusetts
Weymouth, MA                                                          (since 2000) and Treasurer
02189                                                                 prior thereto

Joseph F. Truskowski, Jr.      Director                Term ends      President of the                    2             None
(54)                                                   2007, since    Adams Co-operative
55 Orchard Hill,                                       2004           Bank,
North Adams, MA                                                       Adams, Massachusetts
02145

*  Members of the Audit Committee

                            --------------------
                     THIS PAGE LEFT BLANK INTENTIONALLY
                            --------------------

                            Financial Highlights
               (For a share outstanding throughout each year)

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Parent, McLaughlin & Nangle, whose report, along with the Fund's financial statements, are included elsewhere herein.


                                                                 Year Ended December 31,
                                                           -----------------------------------
                                                             2004         2003         2002
                                                             ----         ----         ----

Net asset value, beginning of year                         $1,000.00    $1,000.00    $1,000.00
                                                           ---------    ---------    ---------

Income from investment operations:
  Net investment income                                        11.89        10.89        18.38
  Net realized loss on investment transactions                 (0.60)        0.00         0.00
                                                           ---------    ---------    ---------
      Total from investment operations                         11.29        10.89        18.38
                                                           ---------    ---------    ---------

Less distributions:
  Dividends from net investment income                        (11.29)      (10.89)      (18.38)
                                                           ---------    ---------    ---------
      Total distributions                                     (11.29)      (10.89)      (18.38)
                                                           ---------    ---------    ---------
  Net asset value, end of year                             $1,000.00    $1,000.00    $1,000.00
                                                           =========    =========    =========
      Total return                                              1.13%*       1.09%        1.85%

Ratios/Supplemental data:
  Net assets, end of year (in 000's)                       $ 155,187    $ 401,193    $ 808,883
  Ratio of expenses to average net assets before
   federal income tax expense reduction                         0.19%        0.12%        0.11%
  Ratio of expenses to average net assets after
   federal income tax expense reduction                         0.17%        0.12%        0.11%
  Ratio of net investment income to average net
   assets                                                       1.09%        1.10%        1.81%

* Total return and ratio of net investment income to average net assets would have been lower in 2004 had federal income tax expense not been reduced during the period.


                     See notes to financial statements.


                                                                                Year Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                        2001       2000       1999       1998       1997       1996       1995
                                                        ----       ----       ----       ----       ----       ----       ----

Net asset value, beginning of year                    $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------

Income from investment operations:
  Net investment income                                   40.90      61.35      48.87      53.07      53.83      52.53      57.12
  Net realized loss on investment transactions             0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total from investment operations                    40.90      61.35      48.87      53.07      53.83      52.53      57.12
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less distributions:
  Dividends from net investment income                   (40.90)    (61.35)    (48.87)    (53.07)    (53.83)    (52.53)    (57.12)
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total distributions                                (40.90)    (61.35)    (48.87)    (53.07)    (53.83)    (52.53)    (57.12)
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Net asset value, end of year                        $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
                                                      =========  =========  =========  =========  =========  =========  =========
      Total return                                         4.17%      6.31%      5.00%      5.44%      5.52%      5.38%      5.86%

Ratios/Supplemental data:
  Net assets, end of year (in 000's)                  $ 667,421  $ 184,592  $ 175,656  $ 286,629  $ 235,204  $ 210,208  $ 245,151
  Ratio of expenses to average net assets before
   federal income tax expense reduction                    0.14%      0.17%      0.15%      0.15%      0.16%      0.15%      0.13%
  Ratio of expenses to average net assets after
   federal income tax expense reduction                    0.14%      0.17%      0.15%      0.15%      0.16%      0.15%      0.13%
  Ratio of net investment income to average net
   assets                                                  3.72%      6.14%      4.84%      5.30%      5.22%      5.26%      5.75%

                     See notes to financial statements.

Form of Letterhead of Parent, McLaughlin & Nangle

                        INDEPENDENT AUDITOR'S REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  BANK INVESTMENT FUND-LIQUIDITY FUND
  BOSTON, MASSACHUSETTS

      We have audited the accompanying statement of assets and liabilities of Bank Investment Fund-Liquidity Fund, including the schedule of portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bank Investment Fund-Liquidity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ Parent, McLaughlin & Nangle

                                         Certified Public Accountants

             Member of Public Company Accounting Oversignt Board


Boston, Massachusetts
January 20, 2005

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2004



ASSETS:
  INVESTMENTS, at cost which approximates value                                   $ 35,886,811

  REPURCHASE AGREEMENTS                                                            118,650,000

  INTEREST RECEIVABLE                                                                  290,639

  OTHER ASSETS                                                                          10,447

  CASH                                                                                 474,896
                                                                                  ------------

    TOTAL ASSETS                                                                   155,312,793
                                                                                  ------------

LIABILITIES:
  DIVIDENDS PAYABLE                                                                     54,166

  ACCRUED EXPENSES                                                                      72,036
                                                                                  ------------

    TOTAL LIABILITIES                                                                  126,202
                                                                                  ------------

NET ASSETS: (Equivalent to $1,000 per share based on 155,186.5910 shares of
 beneficial interest outstanding)                                                 $155,186,591
                                                                                  ============

REPRESENTED BY:
  Paid-in Capital                                                                 $155,186,591
  Undistributed net investment income                                                  181,035
  Accumulated net realized losses on investments                                      (181,035)
                                                                                  ------------

    TOTAL NET ASSETS                                                              $155,186,591
                                                                                  ============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                           STATEMENT OF OPERATIONS
                        Year Ended December 31, 2004


INVESTMENT INCOME:                                                                $3,763,179

EXPENSES:
  Compensation, payroll taxes and benefits-officers                  $ 87,197
  Compensation, payroll taxes and benefits-other                       98,329
  Occupancy                                                           100,019
  Other bank fees                                                      61,453
  Professional fees                                                    39,977
  Distribution expenses                                                33,559
  Equipment and data processing                                        31,941
  Directors' fees                                                      21,000
  Insurance expense                                                    19,116
  Postage and telephone                                                13,488
  Meetings and travel                                                  12,361
  Shareholder reports                                                   5,065
  Stationary and supplies                                               4,156
  Federal income tax                                                   54,554
  Federal income tax reduction                                        (53,854)
  Other expenses                                                      (22,466)
                                                                     --------
      TOTAL EXPENSES                                                                 505,895
                                                                                  ----------
      INVESTMENT INCOME-NET                                                        3,257,284
                                                                                  ----------
      REALIZED NET LOSS ON INVESTMENT SECURITIES
       SOLD                                                                         (181,035)
                                                                                  ----------

      NET INCREASE IN NET ASSETS RESULTING FROM
       OPERATIONS                                                                 $3,076,249
                                                                                  ==========

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                     STATEMENT OF CHANGES IN NET ASSETS


                                                          Year Ended December 31,
                                                      -------------------------------
                                                          2004              2003
                                                          ----              ----

INCREASE IN NET ASSETS FROM OPERATIONS:
  Investment income-net                               $   3,257,284     $   7,491,592
  Realized net loss on investment securities sold          (181,035)                -
                                                      -------------     -------------

NET INCREASE IN NET ASSETS RESULTING IN
 OPERATIONS:                                              3,076,249         7,491,592

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net                                  (3,076,249)       (7,491,592)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST-
 NET DECREASE                                          (246,006,495)     (407,689,880)
                                                      -------------     -------------

      TOTAL DECREASE IN NET ASSETS                     (246,006,495)     (407,689,880)

NET ASSETS:
  Beginning of year                                     401,193,086       808,882,966
                                                      -------------     -------------

  End of year                                         $ 155,186,591     $ 401,193,086
                                                      =============     =============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                          PORTFOLIO OF INVESTMENTS
                              December 31, 2004

Obligations of Federal Agencies-1.6%


                                        Par        Coupon       Maturity Date           Value
                                        ---        ------       -------------           -----

Federal Home Loan Bank              $ 2,500,000    4.125%          01/14/05          $  2,502,100
                                    -----------                                      ------------
                                                             (Value $  2,514,063)

Certificates of Deposit-2.7%

Bank of Fall River,
 a Cooperative Bank                 $   500,000    2.25%           01/10/05          $    500,000
Fidelity Cooperative Bank               500,000    2.25            01/19/05               500,000
Lowell Cooperative Bank                 200,000    1.98            03/23/05               200,000
Mt. Washington Cooperative Bank         450,000    2.25            01/04/05               450,000
Mt. Washington Cooperative Bank         300,000    2.25            02/22/05               300,000
Mt. Washington Cooperative Bank         600,000    2.50            04/04/05               600,000
NCB, FSB                              1,500,000    2.25            01/18/05             1,500,000
NCB, FSB                                100,000    1.90            04/04/05               100,000
                                    -----------                                      ------------
                                    $ 4,150,000              (Value $  4,150,000)    $  4,150,000
                                    -----------                                      ------------

Commercial Paper-3.2%

Merrill Lynch & Co., Inc.           $ 5,000,000    2.28%*          01/24/05          $  4,992,400
                                    -----------                                      ------------
                                                             (Value $  4,992,400)

Short-Term Corporate Bonds and Notes-4.5%

Associates Corp. of N.A.            $ 7,000,000    7.75%           02/15/05          $  7,056,217
                                    -----------                                      ------------
                                                             (Value $  7,038,934)

--------------------
*     Annualized yield on date of purchase.

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                              December 31, 2004

Federal Funds Sold-7.9%


                                        Par        Coupon       Maturity Date           Value
                                        ---        ------       -------------           -----

Bank of America, N.A.               $ 6,141,418    2.21%           01/03/05          $  6,141,418
Eastern Bank, N.A.                    6,044,676    2.25            01/03/05             6,044,676
                                    -----------                                      ------------
                                    $12,186,094              (Value $ 12,186,094)    $ 12,186,094
                                    ===========                                      ============

Money Market Deposits-3.2%

NCB, FSB                            $ 5,000,000    2.00%           01/03/05          $  5,000,000
                                    -----------                                      ------------
                                                             (Value $  5,000,000)

                                                             (Value $ 35,881,491)    $ 35,886,811
                                                                                     ------------

Repurchase Agreement-76.5%
$118,650,000                        Repurchase Agreement dated December 31, 2004 with Morgan
                                    Stanley Dean Witter, Inc. due January 3, 2005 with respect to various U.S. Governments ranging from:
                                      Par Value         $1,000-$51,615,000-Totaling $257,448,614
                                      Rate Range        1.80%-15.00%
                                      Maturity Range    01/05/2005-12/01/2034
                                    Maturity value of $118,671,258 for an effective yield of 2.15%.

                                                             (Value $118,650,000)    $118,650,000
                                                                                     ------------
Total Investments-99.6%                                      (Value $154,531,491)    $154,536,811
                                                                                     ------------
Other assets in excess of liabilities-0.4%                                                649,780
                                                                                     ------------
Net assets-100.0%                                                                    $155,186,591
                                                                                     ============

                     See notes to financial statements.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

                        NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization:

      The Bank Investment Fund (the "Corporation") was organized effective April 7, 1985 pursuant to a Special Act of the Commonwealth of Massachusetts (Acts of 1984, Chapter 482, as amended,) under the chartered name "Co-operative Bank Investment Fund" and does business under the name "Bank Investment Fund." The Corporation is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Corporation invests and manages two mutual funds derived from the voluntary subscriptions made by eligible banks.

      Liquidity Fund (the "Fund") is a no-load, diversified, open-end money market fund, which commenced operations on October 12, 1988. Fund shares are currently offered to the following eligible investors: Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank.

      Because more than one fund will be operated by the Corporation, operating expenses related directly to a single fund operation will be charged directly to that fund. Common or indirect expenses will be allocated among funds in proportion to the ratio of the net assets of each fund to total net assets of the Corporation or on such other basis as the Board of Directors of the Corporation may determine from time to time to be fair and equitable.

NOTE 2. Significant Accounting Policies:

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Accounting for investments:

      Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The Fund's investment securities are carried at their amortized cost, which does not take into account unrealized appreciation or depreciation. Interest income is accrued on all debt securities on a daily basis and includes accretion of original issue discount. Premiums, if any, and discounts are amortized or accreted on a straight line basis, which approximates the income method.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 2. Significant Accounting Policies (continued):

Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase agreements:

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

Federal income taxes:

      The Corporation's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is generally required.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. The resulting loss carry forward of $181,035 will expire on December 31, 2012. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

Dividends to shareholders:

      The Fund distributes all of its net investment income on a daily basis. Dividends are declared on each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. Distributions of realized net capital gains, if any, are declared and paid once each year and are reinvested in additional shares at net asset value or, at each shareholder's option, paid in cash.

      The short-term capital losses recorded in connection with the portfolio repositioning in November 2004 resulted in undistributed taxable income of $181,035.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 2. Significant Accounting Policies (continued):

Net asset value:

      The net asset value per share is determined daily by dividing the value of all investment securities and all other assets, less liabilities, by the number of shares outstanding. The Fund has established procedures reasonably designed to stabilize the net asset value per share at $1,000.

NOTE 3. Shares of Beneficial Interest:

      Chapter 482 of the Acts of 1984, as amended by Chapter 244, Acts of 1986, of the Commonwealth of Massachusetts permits the directors to issue an unlimited number of full and fractional shares of beneficial interest (no par, non-voting, with a stated value of $1,000 per share).

      Transactions in shares of beneficial interest are summarized as follows:


                                      Year Ended                          Year Ended
                                  December 31, 2004                   December 31, 2003
                           --------------------------------    --------------------------------
                               Shares            Amount            Shares            Amount
                               ------            ------            ------            ------

Sold                       1,355,157.9629    $1,355,157,963    2,875,965.4073    $2,875,965,407
Issued in reinvestment
 of dividends                  2,087.7331         2,087,733        4,827.0807         4,827,081
                           --------------    --------------    --------------    --------------
                           1,357,245.6960     1,357,245,696    2,880,792.4880     2,880,792,488
Redeemed                   1,603,252.1914     1,603,252,191    3,288,482.3685     3,288,482,368
                           --------------    --------------    --------------    --------------
Net decrease                (246,006.4954)   $ (246,006,495)    (407,689.8805)   $ (407,689,880)
                           ==============    ==============    ==============    ==============

NOTE 4. Distribution Expenses:

      The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the Investment Company Act of 1940, to use the assets of the Fund to finance certain activities relating to the distribution of its shares to investors. The Plan authorizes the Fund to pay for the cost of preparing, printing, and distributing offering circulars to prospective investors, for certain other direct or indirect marketing expenses, direct payments to sales personnel, and for the cost of implementing and operating the Plan. Plan expenses may not exceed an amount computed at an annual rate of .12 of 1% of the Fund's average daily net assets. The Fund paid or accrued $33,559 (.01% of average net assets) pursuant to this Plan for the year ended December 31, 2004.

                     BANK INVESTMENT FUND-LIQUIDITY FUND

NOTE 5. Pension Plans:

      The Fund is a participating employer in the Co-operative Banks Employees Retirement Association, and has, in effect, a Defined Contribution Plan covering all eligible officers and employees. Under the plan, contributions by employees are doubled by the Fund, up to a maximum of 10% of each employee's salary. Effective January 1, 1989, the Fund also participates in a Defined Benefit Plan, which covers all eligible employees, and is funded currently. The Fund's contributions to these multi-employer plans for the year ended December 31, 2004 was $32,033.

NOTE 6. Transactions With Related Parties:

      The Incorporators of the Corporation are the Directors of The Co-operative Central Bank, which is the statutory reserve bank and insurer of deposits in excess of Federal deposits insurance limitations for Massachusetts co-operative banks. The Board of Directors of the Corporation is elected by the Incorporators.

      The Fund accrued or paid the Bank Investment Fund-Fund One $173,900 for the year ended December 31, 2004 as a net reimbursement for the proportionate share of expense items used in common by both funds. All fees and expenses for the Fund are estimated and accrued daily. Actual operating expenses for the year ended December 31, 2004 were .17% of average net assets.

      In 2004, the Fund incurred a federal income tax liability of $53,854 on $181,035 of undistributed income resulting from the non deductibility of $181,035 in security losses on portfolio repositioning. A corporate officer voluntarily contributed $53,854 to the Fund in order for the Fund to pay this federal income tax expense without either reducing the per share distribution for December 2004 or reducing the per share net asset value below $1,000.

            The following sheets are perforated for your removal and use in the establishment or updating of your account.

                            BANK INVESTMENT FUND
                               LIQUIDITY FUND
                          ACCOUNT APPLICATION FORM

REGISTRATION. The account should be registered as follows:

                                                         DATE: ____________
NAME: _____________________________________________________________________
POST OFFICE BOX: __________________________________________________________
STREET ADDRESS: ___________________________________________________________
CITY/TOWN: ______________________________________ STATE: __________________
ZIP CODE: ____________________________ TELEPHONE NUMBER: __________________
TAX ID NUMBER _____________________________________________________________
FAX NUMBER:_____________________________ E-MAIL ADDRESS: __________________
INITIAL INVESTMENT: $____________________________________ (Minimum $50,000)

                           MONTHLY CASH DIVIDENDS

[ ] Check if dividends are to be paid monthly in cash. Otherwise dividends will be AUTOMATICALLY REINVESTED in additional shares of the Fund.

                         TELEPHONE REDEMPTION ORDERS

      Redemption proceeds will be sent ONLY to the bank or trust company listed below, for credit to the investor's account. The investor hereby authorizes the BANK INVESTMENT FUND to honor telephone or written instructions, without a signature guarantee, for redemption of Fund shares. THE FUND and its Agents will not be liable for any loss, expense or cost arising out of such transactions.

      Enclose a specimen copy of your check or deposit slip (marked VOID) for the bank account listed below. To facilitate the wiring of your redemption proceeds the indicated bank should be a commercial bank.

Name of Bank: _____________________________________________________________
Bank Account No.: _________________________________________________________
Bank Address: _____________________________________________________________
              street
              _______________________________________________ MA __________
              city                                                   zip
Name on Account: __________________________________________________________
Bank Routing/Transit No.: _________________________________________________

          AUTHORIZED PERSONS-TELEPHONE INVESTMENTS AND REDEMPTIONS

         Authorized person           Title              Initials
         -----------------           -----              --------

1. ________________________________________________________________________
2. ________________________________________________________________________
3. ________________________________________________________________________
4. ________________________________________________________________________
5. ________________________________________________________________________

                            CORPORATE RESOLUTIONS

      We have enclosed with this application form the necessary corporate resolutions to authorize corporate officers to make wire or cash payment transfers to the Bank Investment Fund and to purchase, sell or exchange shares of beneficial ownership in the Bank Investment Fund.

                         SIGNATURE AND CERTIFICATION

      We have received and read the Offering Circular, and agree to its terms and conditions by signing below. By the execution of this Application, the undersigned represent and warrant that they are duly authorized to sign this Application and to purchase or redeem shares of the Fund on behalf of the investor.

      The undersigned hereby certify under penalty of perjury that the above Taxpayer Identification Number is correct and that the investor is not subject to backup withholding.

      We further certify and agree that the certifications, authorizations and appointments in this document will continue until the Bank Investment Fund receives actual written notice of any change thereof.

Signature _____________________________ Title _____________________________

Signature _____________________________ Title _____________________________

Two signatures are required, one of which should be the Secretary or Clerk of the corporation.

                             SIGNATURE GUARANTEE

      In order to facilitate telephone redemptions, you must have your signature(s) on this application guaranteed by a commercial bank or stock exchange member firm.

___________________________________________________________________________
Name of Bank or Investment Dealer

___________________________________________________________________________
By (signature of authorized person)

___________________________________________________________________________
Title (authorized person)

___________________________________________________________________________

                     CERTIFICATE OF CORPORATE RESOLUTION

      For Massachusetts Co-operative Banks, Massachusetts Savings Banks, Massachusetts Trust Companies, Federally Chartered Savings Banks and Savings and Loan Associations with their principal place of business in Massachusetts, The Co-operative Central Bank Reserve Fund, The Savings Bank Life Insurance Company of Massachusetts and the National Cooperative Bank only. This form authorizes the individuals below to redeem shares by telephone or exchange.

      The undersigned is Secretary or Clerk of _________________ and hereby
certifies that the following individuals:    (name of corporation)

                Name                          Title
                ----                          -----

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

are duly authorized by corporate resolution or otherwise to act on behalf of the eligible bank in connection with its ownership of shares in the Bank Investment Fund, Liquidity Fund and in particular to give instructions for the purchase, sale or exchange of any said shares and to execute any necessary forms in connection therewith.

      The Bank Investment Fund will consider this authorization to be in full force and in effect until otherwise notified in writing.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate the _______________ day of
___________________ 20__________.


___________________________________________________________________________
Secretary or Clerk

                                    NOTES

                            FINANCIAL STATEMENTS

      As required by applicable statutes, semi-annual financial statements are furnished to the shareholder, the Commissioner of Banks and the Securities and Exchange Commission.

                           ADDITIONAL INFORMATION

      The Bank Investment Fund (the "Corporation") has filed with the Securities and Exchange Commission in Washington, D.C., under the chartered name the "Co-operative Bank Investment Fund" a registration statement on Form N-1A (together with all amendments and exhibits thereto, hereinafter referred to as the "Registration Statement") under the Investment Company Act of 1940. This Offering Circular does not contain all of the information in the Registration Statement. The Corporation has also filed a complete schedule of portfolio holdings Form N-Q with the Securities and Exchange Commission. The Registration Statement may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission; or:

      By Phone:   1-800-Sec-0330
      By mail:    Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C. 20549-6009
                 (duplicating fee required)
      On the Internet: www.sec.gov
      (Investment Company Act File No. 811-4421)

      The Corporation will provide, without charge to any person to whom this Offering Circular is delivered on the written or oral request of any such person, a copy of the Registration Statement and the additional information contained therein and documents relating to certain exemptions from the Investment Company Act of 1940 (see ORGANIZATION). Written requests should be directed to the Bank Investment Fund, 75 Park Plaza, Boston, MA 02116-3934. Telephone requests may be directed collect to 617-695-0415.

                     ==================================
                            BANK INVESTMENT FUND

                               LIQUIDITY FUND


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                     E-mail: bif@bankinvestmentfund.com
                     ==================================

                                     PART C
                                OTHER INFORMATION

ITEM 15.        INDEMNIFICATION.

         Section 5.2 of the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.


ITEM 16.        EXHIBITS

         (1)      (a)      Declaration of Trust dated July 22, 1999. (3)/

                  (b)      Certificate of Trust filed July 23, 1999. (3)/

                  (c) Written Instrument Amending the Declaration of Trust dated January 8, 2002. (6)/

                  (d) Written Instrument Amending the Declaration of Trust dated January 17, 2002. (6)/


         (2)      Amended and Restated By-Laws.(10)/


         (3)      Not Applicable.


         (4)      Agreement and Plan of Reorganization.*


         (5)      Not Applicable.

         (6)      (a)      Investment Advisory Agreement dated December 8, 1997
                           between Registrant and Shay Assets Management, Inc.
                           (2)/

                  (b) Form of Assignment of the Investment Advisory Contract dated September 30, 1999. (4)/

                  (c) Investment Advisory Agreement with respect to the Ultra Short Portfolio. (7)/

         (7)      (a)      Distribution Agreement. (1)/

                  (b) Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial Services, Inc. (2)/

                  (c) Form of Assignment of the Distribution Agreement dated September 30, 1999. (4)/

         (8)      Not Applicable.

         (9)      (a)      Custody Agreement dated July 30, 1999. (3)/

                  (b) Form of Cash Management and Related Services Agreement between Registrant and the Bank of New York. (3)/

                  (c) Form of Assignment of Custodian Contract dated September 30, 1999. (4)/

         (10)     (a)      Amended and Restated 12b-1 Plan dated July 22, 1999,
                           as amended October 18, 2001. (5)/

                  (b)      Multi-Class Plan dated July 22, 1999. (3)/

         (11)     Opinion and consent of Vedder, Price, Kaufman & Kammholz,
                  P.C.**

         (12) Opinion and consent of Kirkpatrick & Lockhart Nicholson Graham LLP supporting the tax matters and consequences to shareholders discussed in the Information
                  Statement/Prospectus.**

         (13)     (a)      Transfer Agency Agreement between Registrant and
                           BISYS Fund Services Ohio, Inc. dated August 1, 2004.
                           (9)/

                  (b) Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated August 1, 2004. (9)/

                  (c) Fund Accounting Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated August 1, 2004.
                           (9)/

                  (d) Omnibus Fee Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated August 1, 2004. (9)/

                  (e) Compliance Services Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated October 1, 2004.
                           (8)/


         (14)     (a)      Consent of PricewaterhouseCoopers, LLP.*

                  (b)      Consent of Parent, McLaughlin & Nangle.*


         (15)     Not Applicable.

         (16)     Limited Power of Attorney dated July 21, 2005.(10)/


(1)/ Previously filed with Post-Effective Amendment No. 27 to Registrant's registration statement on Form N-1A on or about December 30, 1996 and incorporated herein by reference.
(2)/ Previously filed with Post-Effective Amendment No. 28 to Registrant's registration statement on Form N-1A on or about December 29, 1997 and incorporated herein by reference.
(3)/ Previously filed with Post-Effective Amendment No. 34 to Registrant's registration statement on Form N-1A on or about October 22, 1999 and incorporated herein by reference.
(4)/ Previously filed with Post-Effective Amendment No. 37 to Registrant's registration statement on Form N-1A on or about December 28, 2000 and incorporated herein by reference.
(5)/ Previously filed with Post-Effective Amendment No. 39 to Registrant's registration statement on Form N-1A on or about October 29, 2001 and incorporated herein by reference.
(6)/ Previously filed with Post-Effective Amendment No. 41 to Registrant's registration statement on Form N-1A on or about January 29, 2002 and incorporated herein by reference.
(7)/ Previously filed with Post-Effective Amendment No. 42 to Registrant's registration statement on Form N-1A on or about February 26, 2003 and incorporated herein by reference.
(8)/ Previously filed with Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-1A on or about December 29, 2004 and incorporated herein by reference.
(9)/ Previously filed with Post-Effective Amendment No. 45 to Registrant's registration statement on Form N-1A on or about February 25, 2005 and incorporated herein by reference.

(10)/ Previously filed with Registrant's registration statement on Form N-14 on or about July 22, 2005 and incorporated herein by reference.


*       Filed herewith.

**      To be filed by amendment.

ITEM 17.        UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and State of Illinois, on the 8th day of August, 2005.

                                        ASSET MANAGEMENT FUND

                                        By:  /s/ Ed E. Sammons, Jr.
                                           -------------------------------------
                                           Ed E. Sammons, Jr., President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                                                              TITLE                           DATE

/s/ Rodger D. Shay*                                     Trustee and Chairman of the Board
-----------------------------------------------------
Rodger D Shay

/s/ Ed E. Sammons, Jr.                                  President (principal executive            August 8, 2005
-----------------------------------------------------   officer)
Ed E. Sammons, Jr.

/s/ Richard M. Amis*                                    Trustee
-----------------------------------------------------
Richard M. Amis

/s/ David F. Holland*                                   Trustee
-----------------------------------------------------
David F. Holland

/s/ Gerald J. Levy*                                     Trustee and Vice Chairman of the
-----------------------------------------------------   Board
Gerald J. Levy

/s/ William A. McKenna, Jr.*                            Trustee
-----------------------------------------------------
William A. McKenna, Jr.

/s/ Christopher M. Owen *                               Trustee
-----------------------------------------------------
Christopher M. Owen

/s/ Maria F. Ramirez *                                  Trustee
-----------------------------------------------------
Maria F. Ramirez

/s/ Rodger D. Shay, Jr.*                                Trustee
-----------------------------------------------------
Rodger D. Shay, Jr.

/s/ Trent M. Statczar                                   Treasurer (principal financial and        August 8, 2005
-----------------------------------------------------   accounting officer)
Trent M. Statczar

/s/ Ed E. Sammons, Jr.
----------------------
*Ed E. Sammons, Jr.
Attorney-In-Fact
August 8, 2005

*Original power of attorney authorizing Rodger D. Shay, Ed E. Sammons, Jr. and Daniel K. Ellenwood to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and was previously filed as an exhibit to the Registration Statement on Form N-14 on or about July 22, 2005.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

14(a)          Consent of PricewaterhouseCoopers, LLP

14(b)          Consent of Parent, McLaughlin & Nangle